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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number             811-08918

                                                      The Hirtle Callaghan Trust

(Exact name of registrant as specified in charter)

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA            19428

(Address of principal executive offices)                                             (Zip code)

BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code:              (800) 242-9596

Date of fiscal year end:             6/30/04

Date of reporting period:             6/30/04

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

THE HIRTLE CALLAGHAN TRUST	Annual Report

June 30, 2004

We are pleased to present the June 30, 2004 Annual Report for The Hirtle Callaghan Trust.

The Hirtle Callaghan Trust (the “Trust”), a diversified open-end management investment company, was organized by Hirtle Callaghan & Co., Inc. to enhance Hirtle Callaghan’s ability to acquire the services of independent, specialist money management organizations for the clients Hirtle Callaghan serves. The Trust currently consists of eight separate investment portfolios (the “Portfolios”). Day-to-day portfolio management services are provided to each of the Trust’s Portfolios by one or more independent money management organizations (specialist managers), selected by, and under the general supervision of, the Trust’s Board of Trustees.

Shares of the Trust are available exclusively to investors who are clients of Hirtle Callaghan or clients of financial intermediaries, such as investment advisers, acting in a fiduciary capacity with investment discretion, that have established relationships with Hirtle Callaghan.

The Portfolios

The Value Equity Portfolio, seeks total return by investing in a diversified portfolio of equity securities of large companies with relatively low price-earnings ratios and high dividend yields.

The Growth Equity Portfolio, seeks capital appreciation by investing in a diversified portfolio of equity securities of large and mid-capitalization companies with superior prospects for earnings growth.

The Small Capitalization Equity Portfolio, seeks long-term capital appreciation by investing in a diversified portfolio of equity securities of small-capitalization companies.

The International Equity Portfolio, seeks total return by investing in a diversified portfolio of equity securities of companies based in countries other than the United States of America.

The Fixed Income Portfolio, seeks current income by investing in a diversified portfolio of debt securities, including U.S. and non-U.S. government securities, corporate debt securities, and asset-backed issues.

The Intermediate Term Municipal Bond Portfolio, seeks current income exempt from Federal income tax by investing in securities issued by municipalities and related entities.

The Fixed Income II Portfolio, seeks current income by investing in a diversified portfolio of debt securities, including U.S. and non-U.S. government securities, corporate debt securities, and asset-backed issues.

The High Yield Bond Portfolio, seeks to achieve above-average total return by investing in high yield securities (commonly referred to as “junk bonds”).

Economic Summary

As we look at the 2004 fiscal year, it is helpful to remember how it started. Below are two excerpts from our Annual Report last year:

“. . . this fiscal year (2003) was marked by dramatically shifting sentiments in the markets.”

“. . . The volatility (schizophrenia) of the fiscal year (2003) presented many challenges to asset managers, as the emotional aspects of the market overrode the rational for certain periods of time.”

The 2004 fiscal year continued most of the major themes from 2003 but delivered a much more robust set of returns, especially in the equities markets around the world. As can be seen in the table below, the excellent returns of the fiscal year largely arrived in the first half of the year as the positive trends of fiscal 2003 continued.

Capital Markets for the Fiscal Year ended June 30, 2004

	1FQ04	2FQ04	3FQ04	4FQ04	Fiscal 04
S&P 500 Stock Index[1]	2.64%	12.18%	1.70%	1.71%	19.10%
Russell 1000 Stock Index[2]	3.00%	12.26%	1.90%	1.40%	19.47%
Russell 2000 Stock Index[2]	9.07%	14.53%	6.26%	0.47%	33.35%
MSCI EAFE Index[3]	8.13%	17.08%	4.34%	0.22%	32.37%
Lehman 5 Year GO Bond Index[4]	1.07%	-0.02%	1.38%	-2.01%	0.39%
Lehman Aggregate Bond Index[5]	-0.14%	0.32%	2.65%	-2.44%	0.33%
CS First Boston High Yield Bond Index[6]	3.04%	5.83%	2.66%	-0.19%	11.75%

Past performance does not guarantee future results.

Stock markets around the world continued to rally during the first fiscal quarter of 2004, spurred on by a global economic recovery that appeared to be gaining traction. Fixed income markets declined and exhibited heightened volatility as the prospect of an economic recovery worried Fed watchers. Equity investors experienced a spectacular second fiscal quarter of returns, as an 8.2% increase in GDP for the third calendar quarter of 2003 was the highest in 20 years, and indicated that the U.S. was again acting as an engine for global growth. Investment returns were generally positive during the third fiscal quarter for both equity and fixed income investors, but the period was not without reminders of the factors that could weigh on financial markets such as terrorism (the March 11 attack in Spain) and a change in language from the Federal Open Market Committee signaling that short term interest rates would soon be on the rise. The 25 basis point tightening at the Federal Open Market Committee meeting June 30 ended a period of monetary stimulus that began in January 2001 and saw a series of 13 rate cuts bring the benchmark rate to a 50 year low. U.S. equity markets retreated in April as it became obvious that the Fed was soon to embark on a “measured” return to a less stimulative, higher Fed Funds rate. Further, the reality of rising interest rates caused a bond market sell off in the fourth fiscal quarter.

As the fiscal year 2004 ended, both equity and bond markets were adjusting to a less stimulative Fed and several uncertainties, such as terrorist threats, election year questions concerning the direction of fiscal policy, and government and trade deficits. As we enter fiscal year 2005 there appears to be less certainty about the longevity of the economic recovery and subsequent corporate profitability. Investors in both equities and bonds seem to be slightly more risk averse and this will undoubtedly produce a more “show me” environment.

The following summarizes those factors, including relevant market conditions and the investment strategies and techniques that materially affected the performance of each of the separate investment portfolios (“Portfolios”) of The Hirtle Callaghan Trust during the Trust’s fiscal year ended June 30, 2004. In this report, performance comparisons for each Portfolio are provided relative to their appropriate benchmarks. 7

We would like to preface our individual portfolio comments with our overview of the value versus growth sectors of the market. Specifically, and as illustrated by the charts below, the significant equities market rally in fiscal 2004 was largely a snap-back rally of equities markets after three very poor calendar years in a row. The strongest components of the rally were the deepest value equities with the most operating and balance sheet leverage — a classic bottom of the barrel rally — that was surprisingly undiscriminating. Most active managers have a high quality bias in their portfolios and they struggled within the low quality environment that evolved. The discussion of the performance of the Portfolios, the individual managers (sometimes referred to as “specialist managers”) and their strategies/techniques included in this report addresses the impact of these market conditions on performance across the board in the equities markets. Please also refer to our discussion of the factors we take into account in implementing the “manager of managers” structure later in this report.

Past performance does not guarantee future results.

The above chart demonstrates the strong performance of the value sector of the market during not only the meltdown of the growth (especially the technology sector) and the subsequent market rally. Note the wide dispersion of value over growth at this time.

Past performance does not guarantee future results.

The above chart helps to put the dispersion of value over growth in another perspective. The value index today looks at least as overvalued as the growth index was at the beginning of calendar 2002. Extreme positions like this lead us to believe that the value index has very substantial risk embedded in it versus the growth index.

[1]	The S&P 500 Stock Index is an unmanaged index of 500 blue-chip stocks.
[2]	Each of the Russell indices is a market cap-weighted index of common stocks domiciled in the US. These and other stock indices are widely used in investment management as a performance standard for active managers and as a proxy for asset allocation purposes. The Russell 3000® Index is an unmanaged index constructed by ranking US common stocks ranked from largest to smallest market capitalization, and including in the index the top 3,000 stocks. The largest 1,000 stocks become the Russell 1000® Index and the next 2,000 stocks are included in the Russell 2000® Index. Unlike the S&P 500 Stock Index, however, the basket of securities included in the various Russell indices is reconstituted each year.
[3]	The Morgan Stanley Capital International Europe, Australasia, and Far East Index which covers Europe, Australia, and the Far East, is an unmanaged, market value weighted index designed to measure the overall condition of developed overseas equities markets.
[4]	The Lehman Brothers 5-Year General Obligations Index an unmanaged index of government bonds.
[5]	The Lehman Brothers Aggregate Bond Index an unmanaged index that includes more than 5,000 taxable government, investment-grade corporate and mortgage backed securities.
[6]	The Credit Suisse / First Boston (“CSFB”) High Yield Index is an unmanaged index designed to mirror the investable universe of the US dollar-denominated high yield debt market. It is comprised of over 1,600 corporate debt issues, including cash-pay, zero-coupon, stepped-rate and pay-in-kind (“PIK”) bonds. Floating-rate, convertible and preferred stock issues are not included.
[7]	Benchmark performance is shown for comparison purposes only; it is not possible to invest directly in a securities index. All of the referenced benchmark indices are unmanaged, which means that the indices result do not reflect the impact of expenses associated with investing securities, such as brokerage commission and transactions costs.

The Value Equity Portfolio

The investment objective of this Portfolio is to provide total return consisting of capital appreciation and current income. In accordance with its investment policies, this Portfolio is oriented toward large capitalization equities with relatively lower price-earnings ratios and higher dividend income than the average range for stocks included in the Standard & Poor’s 500 Stock Index. The Value Equity Portfolio is benchmarked against the Russell 1000 Value Index.1

During the period covered by this Annual Report, the Portfolio’s specialist managers were Institutional Capital Corporation (ICAP) and SSgA Funds Management, Inc. (SSgA). ICAP employs a bottom-up stock picking approach, which is designed to be less sensitive to the structure of the index, but consistent with basic value-oriented strategies. SSgA employs a passive, or index replication, approach that, in the context of this Portfolio, serves to capture the performance of the index and dampen volatility.

The characteristics of the portfolios constructed by SSgA and ICAP as of June 30, 2004, are summarized in the following table, together with similar characteristics of the Portfolio’s benchmark index.

	P/E Ratio	Yield	Average Market Cap
Russell 1000 Value Index	21.3x	2.40%	$81.2 billion
Total Portfolio	23.3x	2.30%	$89.3 billion
ICAP	23.8x	2.20%	$91.3 billion
SSgA	21.3x	2.40%	$81.7 billion

Source: Evaluation Associates

For the fiscal year ended June 30, 2004, The Value Equity Portfolio had a total return of 19.64%; the Russell 1000 Value Index achieved a total return of 21.13%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

ICAP’s below-index performance was primarily the result of market-driven factors. The value sector of the market continued an extended period of seeking higher yielding stocks without regard to the quality of earnings or balance sheet strength. This lower quality sector of the value market dominated returns, and managers who concentrate on broader-based stock selection techniques did not keep up with the index as a result. The Lipper manager universe2 in the value sector delivered a total return of 19.19% for the year ended June 30, 2004, confirming to us that ICAP’s experience was typical of many active managers in this sector.

As was the case last year, the more distressed sectors of the market rallied as confidence in the economy increased. Most managers concentrate on fundamental factors in their stock selection and they do so for the long term. ICAP’s stock selection methodologies concentrate on stock specific catalysts that they believe can lead to earnings acceleration. Further, they pay attention to the quality of earnings and balance sheets. When the market ignores these fundamentals, managers like ICAP can experience a period of underperformance like last year. Also, ICAP focuses on the largest 200 companies in the value universe, which underperformed the index (17.1% vs. 21.1%).

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

[1]	The Russell 1000 Value Index measures the performance of those companies included in the Russell 1000 Stock Index with lower price-to-book ratios and lower forecasted growth rates. This index is “unmanaged” which means that the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only; it is not possible to invest directly in a securities index.
[2]	Lipper, Inc. is an independent statistical monitoring organization. The Lipper organization compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The Value Equity Portfolio from 8/25/95 to 6/30/04, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 1000® Value Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Value Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

The Growth Equity Portfolio

The investment objective of this Portfolio is to provide capital appreciation, with income as a secondary consideration. In accordance with its investment policies, this Portfolio is oriented toward large capitalization equity securities with an emphasis on long-term earnings growth potential and relatively higher price-earnings ratios and lower dividend yields than the average range for stocks included in the Standard & Poor’s 500 Stock Index. The Growth Equity Portfolio is benchmarked against the Russell 1000 Growth Index1.

During the period covered by this Annual Report, the Portfolio’s specialist managers were Jennison Associates LLC (Jennison) and SSgA Funds Management, Inc. (SSgA). Jennison, which has served the Portfolio since its inception, employs a bottom-up stock picking approach, designed to concentrate on the largest, fastest growing multinational companies in the large capitalization growth sector. SSgA employs a passive, or index replication, approach that, in the context of this Portfolio, serves to capture the performance of the index and dampen volatility.

The characteristics of the portfolios constructed by SSgA and Jennison as of June 30, 2004 are summarized in the following table, together with similar characteristics of the Portfolio’s benchmark index.

	P/E Ratio	Yield	Average Market Cap
Russell 1000 Growth Index	37.0x	0.90%	$81.5 billion
Total Portfolio	41.2x	0.80%	$76.9 billion
Jennison	44.0x	0.70%	$73.7 billion
SSgA	37.0x	0.90%	$81.7 billion

Source: Evaluation Associates

For the fiscal year ended June 30, 2004, The Growth Equity Portfolio had a total return of 20.12%; the Russell 1000 Growth Index achieved a total return of return of 17.89%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

Jennison’s above-index performance (21.95% vs. 17.89%) was a result of both stock selection and industry weighting factors. Additionally, as Jennison (correctly) anticipated the factors leading to more confidence in the economy, they began to overweight the more cyclical sectors of their universe, including energy. Jennison’s investment strategy concentrates on individual companies (bottom up) with superior earnings growth potential on both an absolute and relative basis. Strong balance sheets, high unit growth and a high return on assets are also important factors in their stock selection methodologies.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

[1]	The Russell 1000 Growth Index measures the performance of those companies included in the Russell 1000 Stock Index with higher price-to-book ratios and higher forecasted growth rates. This index is “unmanaged” which means that the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only; it is not possible to invest directly in a securities index.

The chart represents historical performance of a hypothetical investment of $10,000 in The Growth Equity Portfolio from 8/8/95 to 6/30/04, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 1000® Growth Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Growth Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

The Small Capitalization Equity Portfolio

The investment objective of this Portfolio is to provide long-term capital appreciation by investing primarily in equity securities of smaller companies, and the Portfolio is benchmarked against the Russell 2000 Index.1 As of June 30, 2004, the Portfolio’s specialist managers were Frontier Capital Management LLC (Frontier), Sterling Johnston Capital Management LLC (Sterling Johnston), and Geewax, Terker & Co. (Geewax). Geewax is the quantitative (top-down) manager in this portfolio, while Frontier and Sterling Johnston are both bottom-up stock pickers. All three managers are concentrating on the smaller capitalization sector of the U.S. equities market.

The characteristics of the portfolios constructed by the Portfolio’s three managers during fiscal 2003 are summarized in the following table, together with similar characteristics of the Portfolio’s benchmark index.

	P/E Ratio	Yield	Average Market Cap
Russell 2000 Index	31.1x	1.00%	$0.9 billion
Total Portfolio	33.3x	0.40%	$1.4 billion
Frontier Capital Management	38.7x	0.40%	$2.2 billion
Sterling Johnston Capital Management	40.3x	0.10%	$0.6 billion
Geewax, Terker & Co.	23.8x	0.80%	$1.1 billion

Source: Evaluation Associates

For the fiscal year ended June 30, 2004, The Small Cap Portfolio had a total return of 31.28%; the Russell 2000 Index achieved a total return of 33.35%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The macro factors discussed in previous sections also affected the small capitalization managers. The continued rally of the distressed sectors was even more prevalent within the small company category. The bottom fishing that began in fiscal 2003 continued, and fundamentals were ignored in favor of leverage. Active managers who concentrate on quality companies and observable fundamentals, did not participate fully in the low quality sectors.

Geewax (a small capitalization value manager) outperformed the Russell 2000 Value Index (35.49% vs. 35.18%) despite their emphasis on balance sheet and earnings quality. Further, they do not typically buy the lowest deciles of capitalization within the small cap universe, as the extremely low level of liquidity makes both buying and selling these securities very expensive.

Frontier (a core small capitalization manager) outperformed the Russell 2000 Index (34.77% vs. 33.35%). Frontier concentrates on the core of the small capitalization universe but maintains a slight growth bias.

Sterling Johnston (a small capitalization growth manager) underperformed the Russell 2000 Growth Index (22.9% vs. 31.6%). Sterling Johnston concentrates on emerging growth companies with the prospect of dramatic acceleration in that growth. Their holdings typically contain a great deal of “performance leverage” and rely more on momentum than those of the Portfolio’s other managers. As already noted, however, the market environment in fiscal 2004 was volatile and offered few, if any, sustainable themes. This hurt Sterling Johnston’s relative performance. Another factor that contributed to Sterling Johnston’s underperformance is their concentration in high quality balance sheets. While the companies in Sterling Johnston’s portfolio are delivering the earnings that are expected, the market has not yet recognized it.

Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

[1]	Russell 2000 Index measures the performance of smaller capitalization U.S. companies. The largest 1,000 stocks become the Russell 1000 Index and the next 2,000 stocks are included in the Russell 2000 Index. This index is “unmanaged” which means that the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only; it is not possible to invest directly in a securities index.

The chart represents historical performance of a hypothetical investment of $10,000 in The Small Capitalization Equity Portfolio from 9/5/95 to 6/30/04, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 2000® Index, which represents the performance of domestically traded common stocks of small to mid-sized companies. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Small Capitalization Equity Portfolio reflects the deduction of fees for these value added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares. Certain fees of the Portfolio are currently being waived. If not for these waivers performance would have been lower.

The International Equity Portfolio

The investment objective of this Portfolio is to maximize total return, consisting of capital appreciation and current income, by investing primarily in a diversified portfolio of equity securities of non-U.S. issuers. As of June 30, 2004, the specialist managers of The International Equity Portfolio were Artisan Partners (Artisan) and Capital Guardian Trust Company (CapGuardian). The International Equity Portfolio is benchmarked against the Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE Index”) which covers Europe, Australia, and the Far East1.

The characteristics of the portfolios constructed by Artisan and CapGuardian as of June 30, 2004 are summarized in the following table, together with similar characteristics of the Portfolio’s benchmark index.

	P/E Ratio	Yield	Average Market Cap
MSCI EAFE Index	24.7x	2.60%	$44.1 billion
Total Portfolio	28.4x	2.20%	$35.0 billion
Artisan	31.5x	2.00%	$26.8 billion
CapGuardian	26.9x	2.30%	$39.7 billion

Source: Evaluation Associates

For the fiscal year ended June 30, 2004, The International Equity Portfolio had a total return of 27.76%; the MSCI EAFE Index achieved a total return of 32.37%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

CapGuardian underperformed the benchmark index (27.46% vs. 32.37%). CapGuardian’s core investment strategy is characterized by a focus on the industry and market sectors included in the index combined with a high quality stock selection process. The dramatic rally in the lower quality sectors made the index very hard to beat last year.

Artisan underperformed the benchmark index (28.99% vs. 32.37%). Their methodologies rely on intense bottom-up stock selection based on fundamental research. They tend to have a growth bias in their portfolios and this sector, as discussed earlier, lagged the value sector. Neither their growth bias nor their higher quality selection processes were rewarded.

The underperformance of CapGuardian and Artisan for the fiscal year can be put in perspective by comparing each to the Lipper manager universe2 return for international managers of 28.57%. The index was a tough opponent for most active managers in the last fiscal year.

An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund’s share price is expected to be more volatile than that of a U.S.-only fund.

[1]	The Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE Index”) which covers Europe, Australia, and the Far East, is an unmanaged, market value weighted index designed to measure the overall condition of developed overseas equities markets. This index is “unmanaged” which means that the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only; it is not possible to invest directly in a securities index.
[2]	Lipper, Inc. is an independent statistical monitoring organization. The Lipper organization compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The International Equity Portfolio from 8/17/95 to 6/30/04, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the MSCI EAFE Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The International Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

The Fixed Income Portfolio

The investment objective of this Portfolio is to provide a high level of current income consistent with the preservation of capital. The Portfolio seeks to achieve this objective by investing primarily in fixed income securities including U.S. Government securities, investment grade corporate bonds and mortgage-backed or asset-backed securities. The Fixed Income Portfolio is benchmarked against the Lehman Brothers Aggregate Bond Index.1

As of June 30, 2004, the Fixed Income Portfolio was managed by Deutsche Asset Management (Deutsche).

The characteristics of the portfolio constructed by Deutsche are summarized in the following table, together with similar characteristics of the Portfolio’s benchmark index.

	Maturity	Duration	Yield to Maturity	Average Credit Rating
Lehman Brothers Aggregate Bond Index	7.5 years	4.8 years	4.60%	AA+
Total Portfolio	7.0 years	4.9 years	4.80%	AA+

Source: Evaluation Associates & Deutsche Asset Management

For the fiscal year ended June 30, 2004, The Fixed Income Portfolio had a total return of 0.88%; the Portfolio’s benchmark index achieved a total return of 0.33%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

Deutsche outperformed the index by avoiding macro (interest rate or yield curve) forecasting and maintaining a high quality portfolio. This helped cushion the volatility of the fixed income markets.

Deutsche has always stressed credit quality as a key factor in their bond selection techniques. Using bottom-up investment management techniques to select bonds for their portfolios, Deutsche does not try to anticipate interest rate changes or credit rating changes and does not speculate in bonds that do not meet their quality standards within the universe of securities in which the Portfolio is permitted to invest. They concentrate on the intrinsic value of each bond selected and endeavor to exploit inefficiencies between that value and market trading prices.

Bond Funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

1	The Lehman Brothers Aggregate Bond Index. This index is “unmanaged” which means that the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only; it is not possible to invest directly in a securities index.

The chart represents historical performance of a hypothetical investment of $10,000 in The Fixed Income Portfolio from 7/1/98 to 6/30/04, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance is compared to the Lehman Brothers Aggregate Bond Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Fixed Income Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

The Intermediate Term Municipal Bond Portfolio

The investment objective of this Portfolio is to provide a high level of current income exempt from Federal income tax, consistent with the preservation of capital. The Portfolio seeks to achieve this objective by investing primarily in a diversified portfolio of intermediate-term fixed income securities issued by municipalities and related entities, the interest on which is exempt from regular Federal income tax. The Portfolio generally consists of high quality, investment-grade municipal bonds issued by states and certain other municipal issuers, political subdivisions, agencies, and public authorities, which are exempt from Federal income taxes. The Intermediate Term Municipal Bond Portfolio is benchmarked against the Lehman Brothers 5-year General Obligations (“GO”) Index.1

As of June 30, 2004, the Intermediate Municipal Bond Portfolio was managed by Schroder Investment Management North America (Schroders).2

The characteristics of the portfolio constructed by Schroders are summarized in the following table, together with similar characteristics of the Portfolio’s benchmark index.

	Maturity	Duration	Yield to Maturity	Average Credit Rating
Lehman Brothers 5-Year GO Bond Index	5.1 years	4.3 years	3.20%	AA
Total Portfolio	4.9 years	3.8 years	4.00%	AAA

Source: Evaluation Associates & Schroder Investment Management

For the fiscal year ended June 30, 2004, The Intermediate Municipal Bond Portfolio had a total return of 0.78%; the Lehman Brothers 5-Year GO Index achieved a total return of 0.39%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance in the complex municipal bond market, in another highly volatile year, reflects Schroders’ commitment to careful investment selection and a determination not to invest in anticipation of interest rate or credit rating changes, or to speculate on lower quality bonds. At the same time, Schroders has been successful in identifying bonds undervalued by the market and this added to the Portfolio’s performance during the period.

The fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

[1]	The Lehman Brothers 5-Year General Obligations Index. This index is “unmanaged” which means that the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only; it is not possible to invest directly in a securities index.
[2]	Prior to October 27, 2003, the portfolio management team responsible for investment decisions for this Portfolio was associated with Deutsche Asset Management. Please refer to Note 3 to the Trust’s Financial Statements.

The chart represents historical performance of a hypothetical investment of $10,000 in The Intermediate Term Municipal Bond Portfolio from 7/1/98 to 6/30/04, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance is compared to the Lehman Brothers 5 Year GO Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Intermediate Term Municipal Bond Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

The Fixed Income II Portfolio

The investment objective of this Portfolio is to provide a high level of current income consistent with the preservation of capital. The Portfolio seeks to achieve this objective by investing primarily in fixed income securities including U.S. Government securities, investment grade corporate bonds and mortgage-backed or asset-backed securities. The Fixed Income II Portfolio is benchmarked to the Lehman Brothers Aggregate Bond Index.1

As of June 30, 2004, the Fixed Income II Portfolio was managed by BlackRock Advisors, Inc. (BlackRock).

The characteristics of the portfolio as of June 30, 2004 are summarized in the following table, together with similar characteristics of the Portfolio’s benchmark index.

	Maturity	Duration	Yield to Maturity	Average Credit Rating
Lehman Brothers Aggregate Bond Index	7.5 years	4.6 years	4.60%	AA+
Total Portfolio	6.8 years	4.8 years	5.00%	AAA

Source: Evaluation Associates & BlackRock

For the fiscal year ended June 30, 2004, The Fixed Income II Portfolio had a total return of 0.46%; the Lehman Brothers Aggregate Index achieved a total return of 0.33%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

BlackRock employs a value-oriented approach to constructing its portfolios, utilizing sector specialist teams (Treasury and agency, mortgages, asset-backed securities, corporates). Portfolio duration is controlled within a narrow band (i.e.: little or no interest rate directional bets) and value-added is primarily derived through sector and sub-sector rotation and security selection.

Bond Funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

[1]	The Lehman Brothers Aggregate Bond Index includes more than 5,000 taxable government, investment-grade corporate and mortgage backed securities. This index is “unmanaged” which means that the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only; it is not possible to invest directly in a securities index.

The chart represents historical performance of a hypothetical investment of $10,000 in The Fixed Income II Portfolio from 9/26/00 to 6/30/04, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Lehman Brothers Aggregate Bond Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. The performance of The Fixed Income II Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

The High Yield Bond Portfolio

The investment objective of this Portfolio is to achieve above average total return over a market cycle of three to five years. The Portfolio seeks to achieve this objective by investing in high yield securities (commonly referred to as “junk bonds”) and is benchmarked against the Credit Suisse First Boston (“CSFB”) High Yield Index.1

As of June 30, 2004, the High Yield Bond Portfolio was managed by W. R. Huff Asset Management Co., LLC.

The characteristics of the portfolio as of June 30, 2004 are summarized in the following table, together with similar characteristics of the Portfolio’s benchmark index.

	Maturity	Duration	Yield to Maturity	Average Credit Rating
CSFB High Yield Index	7.4 Years	4.1 Years	8.60%	B
Total Portfolio	7.9 Years	5.5 Years	7.30%	B+/B1

Source: Evaluation Associates & W.R. Huff

For the fiscal year ended June 30, 2004, The High Yield Bond Portfolio had a total return of 7.94%; the CSFB High Yield Index achieved a total return of 11.75%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

In general, the high yield markets had stellar returns during the year, with the lowest quality segments providing the highest returns. The underperformance of the Portfolio against its benchmark index reflects the relatively higher overall credit quality of its holdings. Although we continue to believe that this more conservative strategy is logical, in years like fiscal 2004 where the markets experienced dramatic and sudden rallies in the lowest quality sectors of the fixed income markets, the result can be below index performance for a period of time.

Although the fund’s yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the fund’s share price will decline.

1	The Credit Suisse First Boston (“CSFB”) High Yield Index is designed to mirror the investable universe of the US dollar-denominated high yield debt market. It is comprised of over 1,600 corporate debt issues, including cash-pay, zero-coupon, stepped-rate and pay-in-kind (“PIK”) bonds; floating-rate and convertible issues, as well as preferred stock are not included. This index is “unmanaged” which means that the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only; it is not possible to invest directly in a securities index.

The chart represents historical performance of a hypothetical investment of $10,000 in The High Yield Bond Portfolio from 9/26/00 to 6/30/04, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance is compared to the CSFB High Yield Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. The performance of The High Yield Bond Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Hirtle Callaghan & Co., Inc. (“Hirtle Callaghan”) serves as the overall sponsor and investment adviser to the Trust, monitoring the performance of the individual Portfolios and advising the Trust’s Board of Trustees. In evaluating the selection and retention of investment managers, Hirtle Callaghan takes into consideration the soundness of the investment process, adherence to the investment process and guidelines over time, the depth and quality of the personnel and operational infrastructure, and the performance results as compared to benchmark indices and peer universes of comparable investment managers. All of these factors are taken into consideration and form the basis for Hirtle Callaghan’s recommendations to the Board.

In making recommendations with respect to the allocation of assets between/among managers, care is taken to make allocations that will ensure that the overall portfolio maintains investment characteristics consistent with the stated objectives of the portfolio and to ensure proper diversification of risks.

Allocations and manager recommendations are affected by Hirtle Callaghan’s assessment of specific market conditions. As discussed elsewhere in this report, during recent periods, the market environment has generally not-favored companies that have higher than average quality and higher than average earnings growth, or investment processes that focus on these types of companies. Higher than average quality and earnings are two characteristics that are common to the current manager team and are factors impacting relative performance.

Conclusion

While it was a mixed year for active managers, we believe that the investment management teams serving the Portfolios offer a solid base of expertise and experience in the asset classes represented by the Portfolios.

You can rest assured that we are in a constant search for better, more efficient structures and managers. The supervision aspects of our business present constant challenges, and we continue to devote substantial resources to this effort.

In addition, we have continued to concentrate on cost control. Each Portfolio is now operating well within the projected expense ratios, with net assets at the end of the fiscal year of $3.6 billion. We are optimistic about our ability to continue to drive down the expenses of these Portfolios. Every basis point of savings will go directly to our shareholders.

We remain grateful for your confidence in us and for your continuing support. We assure you that we will continue to work on your behalf to deliver the best long-term investment solutions available in the marketplace.

Sincerely,

Donald E. Callaghan

President

The previous section of this report is unaudited and is not covered by the Report of Independent Registered Public Accounting Firm.

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments — June 30, 2004

Shares	Security Description	Value
	Common Stocks — 97.94%
	Institutional Capital Corp. — 77.20%
	Banking — 7.63%
256,900	BankAmerica Corp.	$21,738,877
330,150	MBNA Corp.	8,514,569
252,450	Wells Fargo & Co.	14,447,714

		44,701,160

	Beverages — 1.53%
165,650	Pepsico, Inc.	8,925,222

	Broadcasting & Television — 1.82%
287,700	Clear Channel Communications, Inc.	10,630,515

	Cable — 1.85%
385,655	Comcast Corp., Class – A (b)	10,809,910

	Chemicals — 1.54%
202,800	E.I. Du Pont De Nemours & Co.	9,008,376

	Computer Software & Services — 2.37%
85,400	InterActiveCorp.	2,573,956
394,600	Microsoft Corp.	11,269,776

		13,843,732

	Computer Systems — 2.63%
301,996	Hewlett Packard Co.	6,372,116
102,000	International Business Machines Corp.	8,991,300

		15,363,416

	Conglomerates — 1.99%
358,500	General Electric Co.	11,615,400

	Construction Materials & Supplies — 1.22%
228,750	Masco Corp.	7,132,425

	Consumer Products — 0.75%
81,850	Clorox Co.	4,401,893

	Education Services — 0.27%
63,400	Corinthian Colleges, Inc. (b)	1,568,516

	Electronic Components & Instruments — 1.90%
407,871	Koninklijke Philips Electronics NV – ADR	11,094,091

	Environmental Services — 1.21%
230,750	Waste Management, Inc.	7,072,488

	Financial Services — 11.13%
456,414	Citigroup, Inc.	21,223,250
125,850	Fannie Mae	8,980,656
94,000	Goldman Sachs Group, Inc.	8,851,040
379,850	J.P. Morgan Chase & Co.	14,726,785
215,500	Morgan Stanley	11,371,935

		65,153,666

	Food Processing — 0.77%
267,750	Archer-Daniels-Midland Co.	4,492,845

Shares	Security Description	Value
	Hotels & Lodging — 2.41%
576,100	Cendant Corp.	$14,102,928

	Insurance — 3.97%
260,853	MetLife, Inc.	9,351,580
342,616	The St. Paul Travelers Cos., Inc.	13,889,653

		23,241,233

	Manufacturing — 3.04%
97,600	Deere & Co.	6,845,664
330,350	Tyco International, Ltd.	10,947,799

		17,793,463

	Media — 1.32%
437,900	Time Warner, Inc. (b)	7,698,282

	Medical Equipment & Supplies — 1.22%
206,600	Baxter International, Inc.	7,129,766

	Oil & Gas — 8.55%
170,350	BP PLC – ADR	9,125,649
207,484	Conoco, Inc.	15,828,953
197,850	Exxon Mobil Corp.	8,786,519
235,488	Marathon Oil Corp.	8,910,866
153,450	Occidental Petroleum Corp.	7,428,515

		50,080,502

	Pharmaceuticals — 5.83%
136,700	Aventis S.A.	10,398,769
313,750	GlaxoSmithKline PLC – ADR	13,008,075
311,400	Pfizer, Inc.	10,674,792

		34,081,636

	Publishing & Printing — 1.95%
84,932	Gannett Co., Inc.	7,206,480
127,350	R.R. Donnelley & Sons Co.	4,205,097

		11,411,577

	Retail — 2.62%
85,100	Lowe’s Cos., Inc.	4,472,005
210,200	Staples, Inc.	6,160,962
109,815	Target Corp.	4,663,843

		15,296,810

	Telecommunications — 2.87%
478,950	BellSouth Corp.	12,558,069
232,300	Motorola, Inc.	4,239,475

		16,797,544

	Utilities — 4.81%
118,900	Dominion Resources, Inc.	7,500,212
218,600	Entergy Corp.	12,243,786
209,050	Public Service Enterprise Group, Inc.	8,368,272

		28,112,270

	Total – Institutional Capital Corp. (cost $395,561,481)	451,559,666

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2004

Shares	Security Description	Value
	Common Stocks (continued)
	SSgA Funds Management, Inc. — 20.74%
	Advertising/Marketing — 0.02%
2,900	Interpublic Group of Cos., Inc. (b)	$39,817
299	Lamar Advertising Co. (b)	12,962
600	Omnicom Group, Inc.	45,534

		98,313

	Aerospace/Defense — 0.18%
200	Alliant Techsystems, Inc. (b)	12,668
2,256	Boeing Co.	115,259
2,547	Goodrich Corp.	82,345
8,053	Lockheed Martin Corp.	419,400
7,640	Northrop Grumman Corp.	410,268

		1,039,940

	Airlines & Services — 0.01%
1,800	AMR Corp. (b)	21,798
3,589	Southwest Airlines Co.	60,188

		81,986

	Auto Parts — 0.13%
700	American Axle & Manufacturing Holdings, Inc.	25,452
2,012	Autoliv, Inc.	84,906
900	BorgWarner, Inc.	39,393
3,195	Dana Corp.	62,622
10,201	Delphi Automotive Systems Corp.	108,947
3,767	Genuine Parts Co.	149,475
1,330	Lear Corp.	78,457
3,625	Paccar, Inc.	210,213

		759,465

	Automobile Production — 0.18%
37,721	Ford Motor Co.	590,333
9,891	General Motors Corp., Class – H	460,822
409	Navistar International Corp. (b)	15,853

		1,067,008

	Banking — 2.86%
1,000	American Capital Strategies	28,020
7,797	AmSouth Bancorp.	198,590
2,385	Associated Banc-Corp.	70,668
1,634	Astoria Financial Corp.	59,772
43,678	Bank of America Corp.	3,696,032
1,215	Bank of Hawaii Corp.	54,942
14,361	Bank of New York Co., Inc.	423,362
24,050	Bank One Corp.	1,226,550
3,746	Banknorth Group, Inc.	121,670
11,889	BB&T Corp.	439,536
324	BOK Financial, Corp. (b)	12,723
1,400	Capital One Financial Corp.	95,732
400	Capitol Federal Financial	11,960
4,783	Charter One Financial, Inc.	211,361
4,400	CIT Group, Inc.	168,476

Shares	Security Description	Value
	Banking (continued)
884	City National Corp.	$58,079
2,755	Colonial BankGroup, Inc.	50,058
3,687	Comerica, Inc.	202,343
1,320	Commerce Bancshares, Inc.	60,647
2,772	Compass Bancshares, Inc.	119,196
1,166	Cullen/Frost Bankers, Inc.	52,179
1,600	Fifth Third Bancorp	86,048
1,720	FirstMerit Corp.	45,356
2,361	Fulton Financial Corp.	47,574
2,450	GreenPoint Financial Corp.	97,265
3,536	Hibernia Corp.	85,925
957	Hudson United Bancorp	35,677
5,000	Huntington Bancshares, Inc.	114,500
1,631	Independence Community Bank Corp.	59,368
625	International Bancshares Corp.	25,344
5,431	Janus Capital Group, Inc.	89,557
900	Jefferies Group, Inc.	27,828
8,800	KeyCorp	263,032
1,636	M & T Bank Corp.	142,823
4,748	Marshall & Ilsley Corp.	185,599
6,100	MBNA Corp.	157,319
6,325	Mellon Financial Corp.	185,512
1,500	Mercantile Bankshares Corp.	70,230
11,712	National City Corp.	410,037
4,410	National Commerce Financial Corp.	143,325
2,399	North Fork Bancorp., Inc.	91,282
2,920	Northern Trust Corp.	123,458
750	People’s Bank	23,363
6,077	PNC Bank Corp.	322,567
2,860	Popular, Inc.	122,322
1,900	Sky Financial Group, Inc.	46,987
6,856	SouthTrust Corp.	266,081
6,850	Sovereign Bancorp, Inc.	151,385
5,466	SunTrust Banks, Inc.	355,235
2,000	Synovus Financial Corp.	50,640
207	TCF Financial Corp.	12,016
37,049	U.S. Bancorp	1,021,070
4,195	Union Planters Corp.	125,053
1,203	UnionBanCal Corp.	67,849
1,752	Valley National Bancorp	44,291
28,185	Wachovia Corp.	1,254,233
1,755	Washington Federal, Inc.	42,120
18,619	Washington Mutual, Inc.	719,438
1,200	Webster Financial Corp.	56,424
36,199	Wells Fargo Co.	2,071,669
800	Whitney Holding Corp.	35,736
1,441	Wilmington Trust Corp.	53,634
1,960	Zions Bancorp	120,442

		16,811,510

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2004

Shares	Security Description	Value
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Beverages — 0.13%
520	Adolph Coors Co., Class – B	$37,617
1,600	Anheuser-Busch Cos., Inc.	86,400
600	Brown-Forman Corp., Class – B	28,962
4,844	Coca-Cola Co.	244,525
5,000	Coca-Cola Enterprises, Inc.	144,950
1,980	Constellation Brands, Inc., Class – A (b)	73,517
500	Pepsi Bottling Group, Inc.	15,270
1,107	PepsiAmericas, Inc.	23,513
1,900	PepsiCo, Inc.	102,372

		757,126

	Biotechnology — 0.02%
534	ICOS Corp. (b)	15,935
200	Laboratory Corp. of America Holdings (b)	7,940
3,302	Millenium Pharmaceuticals (b)	45,567
1,700	Protein Design Labs, Inc. (b)	32,521

		101,963

	Broadcasting — 0.30%
412	Cablevision Systems Corp. (b)	8,096
6,253	Clear Channel Communications, Inc.	231,048
45,896	Comcast Corp., Class – A (b)	1,286,465
1,905	Cox Communications, Inc., Class – A (b)	52,940
500	Cox Radio, Inc. (b)	8,690
157	Entercom Communications Corp. (b)	5,856
600	Hearst – Argyle Television, Inc.	15,468
1,047	Liberty Media International, Inc., Class – A (b)	38,844
800	Radio One, Inc. (b)	12,808
1,491	The DIRECTV Group, Inc. (b)	25,496
1,584	UnitedGlobalCom, Inc. (b)	11,500
1,940	Univision Communications, Inc., Class – A (b)	61,944

		1,759,155

	Business Services — 0.04%
1,000	Equifax, Inc.	24,750
2,558	IKON Office Solutions, Inc.	29,340
1,047	Manpower, Inc.	53,156
800	Polycom, Inc. (b)	17,928
2,900	Sabre Holdings Corp.	80,359
2,600	ServiceMaster Co.	32,032
900	Viad Corp.	24,309

		261,874

	Casinos/Gaming — 0.03%
6,500	Caesars Entertainment, Inc. (b)	97,500
1,049	Harrah’s Entertainment, Inc.	56,751

Shares	Security Description	Value
	Casinos/Gaming (continued)
1,000	MGM Grand, Inc. (b)	$46,940

		201,191

	Chemicals — 0.56%
4,821	Air Products & Chemicals, Inc.	252,861
1,295	Cabot Corp.	52,707
18,749	Dow Chemical Co.	763,084
21,479	E.I. Du Pont De Nemours & Co.	954,096
1,686	Eastman Chemical Co.	77,944
2,650	Engelhard Corp.	85,622
475	International Flavors & Fragrance, Inc.	17,765
1,219	Lubrizol Corp.	44,640
5,800	Monsanto Co.	223,300
3,692	PPG Industries, Inc.	230,713
4,926	Praxair, Inc.	196,597
3,533	Rohm & Haas Co.	146,902
2,300	Sherwin-Williams Co.	95,565
1,173	Sigma-Aldrich Corp.	69,923
1,116	Valspar Corp.	56,235

		3,267,954

	Clothing/Apparel — 0.10%
7,500	Burlington Industries, Inc.	271,351
2,700	Jones Apparel Group, Inc.	106,596
2,392	Liz Claiborne, Inc.	86,064
799	Nordstrom, Inc.	34,045
800	Polo Ralph Lauren Corp.	27,560
1,800	VF Corp.	87,660

		613,276

	Computer Software & Services — 0.26%
800	Affiliated Computer Services, Inc. (b)	42,352
4,300	Applera Corp.	93,525
1,800	Automatic Data Processing, Inc.	75,384
300	Avocent Corp. (b)	11,022
2,200	Bearing Point, Inc. (b)	19,514
3,417	BMC Software, Inc. (b)	63,215
2,600	Cadence Design Systems, Inc. (b)	38,038
1,161	Ceridian Corp. (b)	26,123
600	CheckFree Corp. (b)	18,000
3,957	Computer Sciences Corp. (b)	183,723
7,810	Compuware Corp. (b)	51,546
10,025	Electronic Data Systems Corp.	191,978
10,500	EMC Corp. (b)	119,700
900	Foundry Networks, Inc. (b)	12,663
3,815	IAC/InterActiveCorp	114,984
2,300	Maxtor Corp. (b)	15,249
447	NCR Corp. (b)	22,167
600	Network Associates, Inc. (b)	10,878
6,000	PeopleSoft, Inc. (b)	111,000
600	SanDisk Corp. (b)	13,014
2,100	Siebel Systems, Inc. (b)	22,428
1,900	Storage Technology Corp. (b)	55,100

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2004

Shares	Security Description	Value
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Computer Software & Services (continued)
400	SunGard Data Systems, Inc. (b)	$10,400
2,100	Sybase, Inc. (b)	37,800
6,769	Unisys Corp. (b)	93,954
1,100	Verisign, Inc. (b)	21,890
2,676	WebMD Corp. (b)	24,940
3,200	Western Digital Corp. (b)	27,712

		1,528,299

	Computer Systems — 0.31%
8,546	3Com Corp. (b)	53,413
4,005	Apple Computer, Inc. (b)	130,323
2,400	Ingram Micro, Inc. (b)	34,728
39,500	Microsoft Corp.	1,128,119
8,500	Oracle Corp. (b)	101,405
72,200	Sun Microsystems, Inc. (b)	313,348
1,221	Tech Data Corp. (b)	47,778

		1,809,114

	Conglomerates — 1.92%
1,851	ALLETE, Inc.	61,638
43,956	Altria Group, Inc.	2,199,998
800	Dover Corp.	33,680
142	Fortune Brands, Inc.	10,711
199,000	General Electric Co.	6,447,601
1,900	Hawaiian Electric Industries, Inc.	49,590
18,557	Honeywell International, Inc.	679,743
1,251	ITT Industries, Inc.	103,833
1,910	Pentair, Inc.	64,252
9,179	Raytheon Co.	328,333
1,371	Rockwell International Corp.	51,426
1,367	SPX Corp.	63,483
849	Teleflex, Inc.	42,577
1,054	Temple – Inland, Inc.	72,990
2,497	Textron, Inc.	148,197
8,326	United Technologies Corp.	761,662
1,500	W.W. Grainger, Inc.	86,250

		11,205,964

	Construction Materials & Supplies — 0.15%
700	Carlisle Cos., Inc.	43,575
1,772	Caterpillar, Inc.	140,767
450	Florida Rock Industries, Inc.	18,977
1,106	Fluor Corp.	52,723
400	Hughes Supply, Inc.	23,572
634	Lafarge Corp.	27,452
2,300	Louisiana-Pacific Corp.	54,395
1,137	Martin Marietta Materials, Inc.	50,403
9,405	Masco Corp.	293,247
2,688	RPM International, Inc.	40,858
536	Timken Co.	14,199

Shares	Security Description	Value
	Construction Materials & Supplies (continued)
2,070	Vulcan Materials Co.	$98,429

		858,597

	Consumer Products & Services — 0.02%
5,100	Mattel, Inc.	93,075
400	The Scotts Co. (b)	25,552

		118,627

	Containers & Packaging — 0.05%
621	Ball Corp.	44,743
2,072	Bemis Co., Inc.	58,534
2,488	Owens – Illinois, Inc. (b)	41,699
1,149	Packaging Corp. of America	27,461
1,024	Pactiv Corp. (b)	25,539
300	Sealed Air Corp. (b)	15,981
2,054	Sonoco Products Co.	52,377

		266,334

	Electronic Components & Instruments — 0.78%
893	Agilent Technologies, Inc. (b)	26,147
1,700	American Power Conversion Corp.	33,405
400	AMETEK, Inc.	12,360
3,200	Applied Micro Circuits Corp. (b)	17,024
2,460	Arrow Electronics, Inc. (b)	65,977
2,638	Avnet, Inc. (b)	59,883
1,020	AVX Corp.	14,739
1,529	Diebold, Inc.	80,838
3,200	Eaton Corp.	207,168
7,153	Emerson Electric Co.	454,573
951	Energizer Holdings, Inc. (b)	42,795
3,587	General Dynamics Corp.	356,189
65,415	Hewlett Packard Co.	1,380,256
1,146	Hubbell, Inc., Class – B	53,530
12,093	International Business Machines Corp.	1,065,997
200	International Rectifier Corp. (b)	8,284
1,700	Intersil Holding Corp.	36,822
3,042	Johnson Controls, Inc.	162,382
400	Mettler-Toledo International, Inc. (b)	19,656
6,900	Micron Technology, Inc. (b)	105,639
259	Molex, Inc.	8,309
2,586	Parker-Hannifin Corp.	153,764
1,600	PerkinElmer, Inc.	32,064
5,900	Sanmina-SCI Corp. (b)	53,690
230	Tektronix, Inc.	7,825
1,600	Thermo Electron Corp. (b)	49,184
2,555	Vishay Intertechnology, Inc. (b)	47,472

		4,555,972

	Entertainment — 0.14%
853	Metro-Goldwyn-Mayer, Inc. (b)	10,321
30,925	The Walt Disney Co.	788,279

		798,600

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2004

Shares	Security Description	Value
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Financial Services — 2.34%
1,720	A.G. Edwards, Inc.	$58,532
2,630	Allied Capital Corp.	64,225
1,710	Ambac Financial Group, Inc.	125,582
3,408	Americredit Corp. (b)	66,558
2,300	Bear Stearns Cos., Inc.	193,913
2,500	Charles Schwab Corp.	24,025
110,838	Citigroup, Inc.	5,153,968
2,900	Convergys Corp. (b)	44,660
6,027	Countrywide Credit Industries, Inc.	423,397
1,200	Deluxe Corp.	52,200
3,800	E*TRADE Group, Inc. (b)	42,370
2,600	First Horizon National Corp.	118,222
3,036	Franklin Resources, Inc.	152,043
13,537	Freddie Mac	856,892
1,300	Friedman, Billings, Ramsey Group, Inc.	25,727
1,811	Golden West Financial Corp.	192,600
6,536	Goldman Sachs Group, Inc.	615,430
6,219	Hartford Financial Services Group, Inc.	427,494
594	IndyMac Mortgage Holdings, Inc.	18,770
2,300	Instinet Group, Inc. (b)	12,144
44,594	J.P. Morgan Chase & Co.	1,728,909
5,913	Lehman Brothers Holdings, Inc.	444,953
20,495	Merrill Lynch & Co., Inc.	1,106,320
2,124	MGIC Investment Corp.	161,127
20,586	Morgan Stanley	1,086,323
1,300	Nationwide Financial Services, Inc.	48,893
5,649	New York Community Bancorp	110,890
1,000	Provident Financial Group, Inc.	39,460
4,500	Providian Financial Corp. (b)	66,015
1,425	Raymond James Financial, Inc.	37,691
4,684	Regions Financial Corp.	171,200
1,300	South Financial Group, Inc.	36,842
100	Student Loan Corp.	13,650
600	W Holding Co., Inc.	10,302
300	Westcorp	13,635

		13,744,962

	Food – Retail — 0.14%
7,600	Albertson’s, Inc.	201,704
15,752	Kroger Co. (b)	286,686
9,800	Safeway, Inc. (b)	248,332
3,093	Supervalu, Inc.	94,677

		831,399

	Food Processing — 0.34%
12,505	Archer-Daniels-Midland Co.	209,834
2,681	Campbell Soup Co.	72,065
11,291	ConAgra Foods, Inc.	305,761

Shares	Security Description	Value
	Food Processing (continued)
3,350	Dean Foods Co. (b)	$124,989
3,900	Del Monte Foods Co. (b)	39,624
6,199	General Mills, Inc.	294,638
3,637	H.J. Heinz Co.	142,570
800	Hershey Foods Corp.	37,016
1,709	Hormel Foods Corp.	53,150
1,100	J.M. Smucker Co.	50,501
2,200	Kellogg Co.	92,070
5,728	Kraft Foods, Inc.	181,463
748	McCormick & Co., Inc.	25,432
8,703	Sara Lee Corp.	200,082
1,874	Smithfield Foods, Inc. (b)	55,096
412	Tootsie Roll Industries, Inc.	13,390
4,718	Tyson Foods, Inc., Class – A	98,842
229	William Wrigley Jr. Co.	14,438

		2,010,961

	Funeral Services — 0.01%
6,740	Service Corp. International (b)	49,674

	Furniture & Fixtures — 0.03%
727	Hillenbrand Industry, Inc.	43,947
2,540	Leggett & Platt, Inc.	67,844
500	Mohawk Industries, Inc. (b)	36,665

		148,456

	Health Care — 0.18%
1,884	Anthem, Inc. (b)	168,731
500	Community Health Systems, Inc. (b)	13,385
6,000	HCA, Inc.	249,540
600	Health Management Associates, Inc., Class – A	13,452
2,400	Health Net, Inc. (b)	63,600
3,356	Humana, Inc. (b)	56,716
342	Manor Care, Inc.	11,177
3,440	McKesson Corp.	118,095
3,326	Medco Health Solutions, Inc. (b)	124,725
376	Omnicare, Inc.	16,097
10,000	Tenet Healthcare Corp. (b)	134,100
825	Triad Hospitals, Inc. (b)	30,715
500	Universal Health Services, Inc.	22,945
400	Wellchoice, Inc. (b)	16,560

		1,039,838

	Homebuilding / Development — 0.07%
1,400	Centex Corp.	64,050
2,229	D. R. Horton, Inc.	63,304
200	Hovnanian Enterprises, Class – A (b)	6,942
700	KB Home	48,041
1,648	Lennar Corp.	73,698
230	MDC Holdings, Inc.	14,630
1,284	Pulte Homes, Inc.	66,807

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2004

Shares	Security Description	Value
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Homebuilding / Development (continued)
700	Standard Pacific Corp.	$34,510
632	Toll Brothers, Inc. (b)	26,746

		398,728

	Hotels & Lodging — 0.10%
16,762	Cendant Corp.	410,335
1,170	Hilton Hotels Corp.	21,832
539	Marriott International, Inc., Class – A	26,885
2,797	Starwood Hotels & Resorts Worldwide, Inc.	125,445

		584,497

	Household Products & Appliances — 0.13%
218	Alberto-Culver Co., Class – B	10,931
987	Clorox Co.	53,081
1,900	Colgate-Palmolive Co.	111,055
1,617	Gillette Co.	68,561
800	Maytag Corp.	19,608
5,430	Newell Rubbermaid, Inc.	127,605
4,892	Procter & Gamble Co.	266,320
1,490	Whirlpool Corp.	102,214

		759,375

	Insurance — 1.14%
2,216	Aetna, Inc.	188,360
1,023	AFLAC, Inc.	41,749
114	Alleghany Corp. (b)	32,718
1,100	Allmerica Financial Corp. (b)	37,180
15,085	Allstate Corp.	702,206
909	American Financial Group, Inc.	27,788
16,325	American International Group, Inc.	1,163,645
200	American National Insurance Co.	18,466
6,783	Aon Corp.	193,112
1,700	Assurant, Inc.	44,846
4,087	Chubb Corp.	278,652
3,063	Cigna Corp.	210,765
3,093	Cincinnati Financial Corp.	134,607
700	CNA Financial Corp. (b)	20,713
3,100	Conseco, Inc. (b)	61,690
500	Erie Indemnity, Inc.	23,390
3,357	Fidelity National Financial, Inc.	125,350
1,900	First American Financial Corp.	49,191
2,700	Genworth Financial, Inc. (b)	61,965
871	HCC Insurance Holdings, Inc.	29,100
2,955	Jefferson-Pilot Corp.	150,114
1,066	Leucadia National Corp.	52,980
3,767	Lincoln National Corp.	177,991
3,196	Loews Corp.	191,632
79	Markel Corp. (b)	21,923
3,056	MBIA, Inc.	174,559
500	Mercury General Corp.	24,825

Shares	Security Description	Value
	Insurance (continued)
8,631	MetLife, Inc.	$309,421
200	Odyssey Re Holdings Corp.	4,800
4,048	Old Republic International Corp.	96,019
1,400	PacifiCare Health Systems, Inc. (b)	54,124
2,066	PMI Group, Inc.	89,912
6,597	Principal Financial Group	229,444
3,900	Progressive Corp.	332,670
1,431	Protective Life Corp.	55,337
1,280	Radian Group, Inc.	61,312
500	Reinsurance Group of America, Inc.	20,325
2,800	SAFECO Corp.	123,200
14,311	St. Paul Cos., Inc.	580,168
600	StanCorp Financial Group, Inc.	40,200
2,370	Torchmark Corp.	127,506
422	Transatlantic Holdings, Inc.	34,178
569	Unitrin, Inc.	24,239
6,495	UnumProvident Corp.	103,271
1,325	W.R. Berkley	56,909
400	WellPoint Health Networks, Inc. (b)	44,804
47	Wesco Financial Corp.	17,014

		6,644,370

	Machinery, Tools & Engineering — 0.10%
1,950	AGCO Corp. (b)	39,722
200	Black & Decker Corp.	12,426
1,014	Crane Co.	31,829
700	Cummins, Inc.	43,750
3,034	Deere & Co.	212,805
334	Illinois Tool Works, Inc.	32,027
100	Jacobs Engineering Group, Inc. (b)	3,938
500	Novellus Systems (b)	15,720
2,460	Pall Corp.	64,427
1,321	Snap-On, Inc.	44,320
1,400	Stanley Works	63,812

		564,776

	Manufacturing — 0.01%
600	Harsco Corp.	28,200
200	Worthington Industries, Inc.	4,106

		32,306

	Media — 0.46%
3,022	Fox Entertainment Group, Inc. (b)	80,687
3,510	Gemstar-TV Guide International, Inc. (b)	16,848
30,147	Liberty Media Corp., Class – A (b)	271,022
300	Media General, Inc.	19,266
23,600	Sirius Satellite Radio, Inc. (b)	72,688
76,302	Time Warner, Inc. (b)	1,341,389
24,423	Viacom, Inc., Class – B (b)	872,390

		2,674,290

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2004

Shares	Security Description	Value
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Medical Equipment & Supplies — 0.02%
377	Bausch & Lomb, Inc.	$24,531
1,200	Baxter International, Inc.	41,412
400	Biogen Idec, Inc. (b)	25,300
100	Henry Schein, Inc. (b)	6,314
600	Invitrogen Corp. (b)	43,194

		140,751

	Metals — 0.11%
6,538	Alcoa, Inc.	215,950
3,100	Newmont Mining Corp.	120,156
900	Nucor Corp.	69,084
2,000	Phelps Dodge Corp.	155,020
635	Precision Castparts Corp.	34,728
1,060	Rowan Companies, Inc. (b)	25,790
300	Southern Peru Copper Corp.	12,399

		633,127

	Office Equipment — 0.08%
6,862	Office Depot, Inc. (b)	122,898
2,170	Pitney Bowes, Inc.	96,023
810	Steelcase, Inc.	11,340
15,600	Xerox Corp. (b)	226,200

		456,461

	Oil & Gas — 2.29%
1,500	AGL Resources, Inc.	43,575
1,540	Amerada Hess Corp.	121,953
5,400	Anadarko Petroleum Corp.	316,440
6,990	Apache Corp.	304,415
1,452	Ashland, Inc.	76,680
5,200	Chesapeake Energy Corp.	76,544
22,976	ChevronTexaco Corp.	2,162,271
14,694	ConocoPhillips	1,121,005
700	CONSOL Energy, Inc.	25,200
900	Cooper Cameron Corp. (b)	43,830
5,158	Devon Energy Corp.	340,428
501	Diamond Offshore Drilling, Inc.	11,939
1,387	ENSCO International, Inc.	40,362
2,500	EOG Resources, Inc.	149,275
1,374	Equitable Resources, Inc.	71,050
140,115	Exxon Mobil Corp.	6,222,506
2,939	Kerr-McGee Corp.	158,030
3,123	Lyondell Chemical Co.	54,309
7,540	Marathon Oil Corp.	285,314
2,494	MDU Resources Group, Inc.	59,931
1,698	Murphy Oil Corp.	125,143
700	National-Oilwell, Inc. (b)	22,043
539	Newfield Exploration Co. (b)	30,044
1,230	Noble Energy Inc.	62,730
8,391	Occidental Petroleum Corp.	406,208
2,000	ONEOK, Inc.	43,980

Shares	Security Description	Value
	Oil & Gas (continued)
1,400	Peabody Energy Corp.	$78,386
2,300	Pioneer Natural Resources Co.	80,684
1,056	Pogo Producing Co.	52,166
900	Premcor, Inc. (b)	33,750
1,170	Pride International, Inc. (b)	20,019
1,683	Sunoco, Inc.	107,072
1,100	UGI Corp.	35,310
2,452	United States Steel Corp.	86,114
5,718	Unocal Corp.	217,284
2,718	Valero Energy Corp.	200,480
1,800	Varco International, Inc. (b)	39,402
1,703	Vectren Corp.	42,728
800	Western Gas Resources, Inc.	25,984

		13,394,584

	Paper Products — 0.30%
1,904	Boise Cascade Corp.	71,667
1,046	Bowater, Inc.	43,503
5,460	Georgia-Pacific Corp.	201,911
10,384	International Paper Co.	464,165
6,213	Kimberly-Clark Corp.	409,312
4,393	MeadWestvaco Corp.	129,110
1,175	Rayonier, Inc.	52,229
5,500	Smurfit-Stone Container Corp. (b)	109,725
4,762	Weyerhaeuser Co.	300,577

		1,782,199

	Pharmaceuticals — 0.50%
1,707	AmerisourceBergen Corp.	102,044
29,443	Bristol-Myers Squibb Co.	721,354
4,300	Caremark Rx, Inc. (b)	141,642
3,300	Hospira, Inc. (b)	91,080
5,200	King Pharmaceuticals, Inc. (b)	59,540
26,409	Merck & Co., Inc.	1,254,428
1,678	Watson Pharmaceuticals, Inc. (b)	45,138
13,400	Wyeth	484,544

		2,899,770

	Photography/Imaging Technology — 0.03%
6,130	Eastman Kodak Co.	165,387

	Publishing & Printing — 0.19%
800	Belo (A.H.) Corp.	21,480
5,887	Gannett Co., Inc.	499,511
250	Harte-Hanks, Inc.	6,103
1,364	Knight-Ridder, Inc.	98,208
908	Lee Enterprises, Inc.	43,593
364	McClatchy Co., Class – A	25,535
238	New York Times Co., Class – A	10,641
4,622	R.R. Donnelley & Sons Co.	152,618
5,344	Tribune Co.	243,366

		1,101,055

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2004

Shares	Security Description	Value
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Railroads — 0.17%
7,930	Burlington Northern Santa Fe Corp.	$278,105
4,582	CSX Corp.	150,152
8,380	Norfolk Southern Corp.	222,238
5,650	Union Pacific Corp.	335,892

		986,387

	Real Estate — 0.06%
1,601	AMB Property Corp.	55,443
2,163	Kimco Realty Corp.	98,416
4,003	Plum Creek Timber Co., Inc.	130,417
500	Ryland Group, Inc.	39,100
1,560	Trizec Properties	25,366

		348,742

	Real Estate Investment Trusts — 0.50%
2,552	Annaly Mortgage Management, Inc.	43,282
2,104	Apartment Investment & Management Co.	65,498
4,400	Archstone-Smith Trust	129,052
1,411	Arden Realty, Inc.	41,498
1,500	AvalonBay Communities, Inc.	84,780
1,666	Boston Properties, Inc.	83,433
1,158	BRE Properties, Class – A	40,241
800	Camden Property Trust	36,640
300	CBL & Associates Properties, Inc.	16,500
500	Centerpoint Properties Corp.	38,375
500	Chelsea Property Group, Inc.	32,610
1,506	Crescent Real Estate Equities Co.	24,277
2,016	Developers Diversified Realty Corp.	71,306
3,100	Duke Realty Corp.	98,611
8,630	Equity Office Properties Trust	234,735
6,071	Equity Residential Properties Trust	180,490
1,000	Federal Realty Investment Trust	41,590
754	Forest City Enterprises, – Class – A	39,962
4,117	General Growth Properties, Inc.	121,740
2,696	Health Care Property Investors, Inc.	64,812
1,100	Health Care REIT, Inc.	35,750
1,350	Hospitality Properties Trust	57,105
6,649	Host Marriott Corp. (b)	82,182
4,100	HRPT Properties Trust	41,041
2,342	iStar Financial, Inc.	93,680
1,913	Liberty Property Trust	76,922
1,300	Macerich Co.	62,231
1,267	Mack-Cali Realty Corp.	52,428
700	Mills Corp.	32,690
2,003	New Plan Excel Realty Trust	46,790
800	Pan Pacific Retail Properties, Inc.	40,416
3,619	ProLogis Trust	119,137
1,800	Public Storage, Inc.	82,818
1,400	Reckson Associates Realty Corp.	38,444

Shares	Security Description	Value
	Real Estate Investment Trusts (continued)
500	Regency Centers Corp.	$21,450
2,162	Rouse Co.	102,695
1,000	Shurgard Storage Centers, Class – A	37,400
3,200	Simon Property Group, Inc.	164,544
800	SL Green Realty Corp.	37,440
1,700	Thornburg Mortgage, Inc.	45,815
2,774	United Dominion Realty Trust, Inc.	54,870
800	Ventas, Inc.	18,680
2,000	Vornado Realty Trust	114,220
150	Weinharten Realty Investors	4,692

		2,952,872

	Recreation — 0.02%
503	Blockbuster, Inc.	7,636
863	Brunswick Corp.	35,210
3,059	Hasbro, Inc.	58,121
200	International Speedway Corp.	9,728
600	Regal Entertainment Group, Class – A	10,860

		121,555

	Restaurants — 0.13%
27,026	McDonald’s Corp.	702,675
260	Outback Steakhouse, Inc.	10,754
2,082	Wendy’s International, Inc.	72,537

		785,966

	Retail — 0.41%
500	AnnTaylor Stores Corp. (b)	14,490
3,810	AutoNation, Inc. (b)	65,151
1,000	Barnes & Noble, Inc. (b)	33,980
1,200	Big Lots, Inc. (b)	17,352
1,500	BJ’s Wholesale Club, Inc. (b)	37,500
1,461	Borders Group, Inc.	34,246
3,527	Circuit City Stores, Inc.	45,675
200	Claire’s Stores, Inc.	4,340
9,253	Costco Wholesale Cos. (b)	380,021
7,494	CVS Corp.	314,898
1,900	Darden Restaurants, Inc.	39,045
1,300	Dillards, Inc., Class – A	28,990
3,906	Federated Department Stores, Inc.	191,785
1,774	Foot Locker, Inc.	43,179
4,000	Home Depot, Inc.	140,800
5,199	J.C. Penney Co.	196,314
1,000	Kmart Holding Corp. (b)	71,800
6,413	May Department Stores, Inc.	176,293
768	Nieman Marcus Group, Inc., Class – A	42,739
1,070	Pier 1 Imports, Inc.	18,928
962	Reebok International Ltd.	34,613
400	Regis Corp.	17,836
200	Rent-A-Center, Inc. (b)	5,986
2,000	Rite Aid Corp. (b)	10,440
2,871	Saks, Inc.	43,065
4,561	Sears, Roebuck & Co.	172,223

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2004

Shares	Security Description	Value
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Retail (continued)
8,371	The Limited, Inc.	$156,538
4,900	Toys “R” Us, Inc. (b)	78,057

		2,416,284

	Semiconductors — 0.02%
3,549	Advanced Micro Devices, Inc. (b)	56,429
4,400	Conexant Systems, Inc. (b)	19,052
1,300	Fairchild Semicon Intl. (b)	21,281
5,072	LSI Logic Corp. (b)	38,649

		135,411

	Telecommunications — 1.30%
5,098	ADC Telecommunications, Inc. (b)	14,478
1,000	Advanced Fibre Communications, Inc. (b)	20,200
6,598	Alltel Corp.	333,991
4,600	American Tower Corp. (b)	69,920
1,900	Andrew Corp. (b)	38,019
16,963	AT&T Corp.	248,169
24,301	AT&T Wireless Services, Inc. (b)	347,990
39,347	BellSouth Corp.	1,031,678
2,976	CenturyTel, Inc.	89,399
11,139	Ciena Corp. (b)	41,437
6,560	Citizens Communications Co. (b)	79,376
1,900	Comverse Technology, Inc. (b)	37,886
4,600	Corning, Inc. (b)	60,076
2,000	Crown Castle International Corp. (b)	29,500
451	Harris Corp.	22,888
569	IDT Corp., Class – B (b)	10,492
900	L-3 Communications Holdings, Inc.	60,120
91,525	Lucent Technologies, Inc. (b)	345,965
1,464	NTL, Inc. (b)	84,356
512	PanAmSat Corp. (b)	11,889
31,700	Qwest Communications International, Inc. (b)	113,803
71,004	SBC Communications, Inc.	1,721,847
3,133	Scientific-Atlanta, Inc.	108,089
23,759	Sprint Corp.	418,158
644	Telephone & Data Systems, Inc.	45,853
5,585	Tellabs, Inc. (b)	48,813
157	U.S. Cellular Corp. (b)	6,052
59,348	Verizon Communications, Inc.	2,147,804
100	West Corp. (b)	2,615

		7,590,863

	Tobacco — 0.05%
800	Carolina Group	19,640
1,851	R.J. Reynolds Tobacco Holdings, Inc.	125,109
3,545	UST, Inc.	127,620

		272,369

Shares	Security Description	Value
	Transportation — 0.04%
726	CNF, Inc.	$30,173
1,525	FedEx Corp.	124,577
787	Ryder Systems, Inc.	31,535
566	Tidewater, Inc.	16,867
1,000	Yellow Roadway Corp. (b)	39,860

		243,012

	Utilities — 1.24%
2,200	Allegheny Energy, Inc. (b)	33,902
2,371	Alliant Energy Corp.	61,836
3,990	Ameren Corp.	171,410
8,510	American Electric Power, Inc.	272,320
2,162	Aqua America, Inc.	43,348
700	Arch Coal, Inc.	25,613
5,947	Centerpoint Energy, Inc.	68,391
3,927	Cinergy Corp.	149,226
4,888	Consolidated Edison, Inc.	194,347
3,733	Constellation Energy Group, Inc.	141,481
3,767	Detroit Edison Co.	152,714
7,038	Dominion Resources, Inc.	443,957
2,842	DPL, Inc.	55,192
19,894	Duke Power Co., Inc.	403,649
5,212	Dynegy, Inc. (b)	22,203
7,026	Edison International	179,655
14,415	El Paso Energy Corp.	113,590
3,333	Energy East Corp.	80,825
4,994	Entergy Corp.	279,714
14,350	Exelon Corp.	477,711
7,097	FirstEnergy Corp.	265,499
4,004	Florida Power & Light, Inc.	256,056
1,500	Great Plains Energy, Inc.	44,550
3,390	KeySpan Corp.	124,413
1,751	Kinder Morgan, Inc.	103,817
1,600	Massey Energy Co.	45,136
1,500	National Fuel Gas Co.	37,500
5,712	NiSource, Inc.	117,781
2,798	Northeast Utilities	54,477
1,700	NRG Energy, Inc. (b)	42,160
1,269	NSTAR	60,760
1,907	OGE Energy Corp.	48,571
3,383	Pepco Holdings, Inc.	61,841
8,500	PG&E Corp. (b)	237,490
1,798	Pinnacle West Capital Corp.	72,621
3,908	PPL Corp.	179,377
5,270	Progress Energy, Inc.	232,144
5,100	Public Service Enterprise Group, Inc.	204,153
2,183	Puget Energy, Inc.	47,830
1,768	Questar Corp.	68,316
6,064	Reliant Resources, Inc. (b)	65,673
2,498	SCANA Corp.	90,852
4,350	Sempra Energy	149,771
15,902	Southern Co.	463,542

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2004

Shares or Principal Amount	Security Description	Value
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Utilities (continued)
4,000	Teco Energy, Inc.	$47,960
262	Texas Genco Holdings, Inc.	11,814
6,931	TXU Corp.	280,775
1,800	Westar Energy, Inc.	35,838
11,311	Williams Companies, Inc.	134,601
2,710	Wisconsin Energy Corp.	88,373
900	WPS Resources Corp.	41,715
8,570	Xcel Energy, Inc.	143,205

		7,229,695

	Waste Disposal — 0.04%
3,740	Allied Waste Industries, Inc. (b)	49,293
3,457	Republic Services, Inc.	100,045
2,661	Waste Management, Inc.	81,560

		230,898

	Total — SSgA Funds Management, Inc. (cost $103,533,048)	121,333,288

	Total Common Stocks (cost $499,094,529)	572,892,954

	U.S. Government Agency Mortgages — 1.74%
	Institutional Capital Corp. — 1.74%
$10,200,000	Federal Home Loan Bank, 1.20%*, 7/1/04	10,200,000

	Total U.S. Government Agency Mortgages (cost $10,200,000)	10,200,000

	Short-Term Investments — 0.41%
	Institutional Capital Corp. — 0.10%
	Time Deposits — 0.10%
574,222	Eurodollar Time Deposit, .25%, 7/1/04	574,222

Shares or Principal Amount	Security Description	Value
	SSgA Funds Management, Inc. — 0.31%
	Money Market Mutual Funds — 0.31%
1,803,823	Alliance Money Market Fund Prime Portfolio	$1,803,823

	Total Short-Term Investments (cost $2,378,045)	2,378,045

	U.S. Treasury Bills — 0.07%
	SSgA Funds Management, Inc. — 0.07%
	U.S. Treasury Bills — 0.07%
$405,000	United States Treasury Bills, 1.22%*, 9/9/04 (a)	404,027

	Total U.S. Treasury Bills (cost $404,039)	404,027

	Total Investments (cost $512,076,613) — 100.16%	585,875,026
	Liabilities in excess of other assets — (0.16)%	(927,833)

	Net Assets — 100.00%	$584,947,193

(a)	Principal amount pledged as collateral for open future contracts.

(b)	Represents non-income producing securities.

*	Rate disclosed represents yield effective at purchase

ADR — American Depositary Receipt

Futures

SSgA Funds Management, Inc.

Number of Contracts	Future Contracts Long	Market Value	Expiration Date	Unrealized Gain
12	S&P E-Mini MidCap Future	$684,300	September 2004	$6,882
10	S&P 400 MidCap Future	608,300	September 2004	15,039
2	Russell 1000 Future	609,200	September 2004	4,186
2	Russell 1000 Value Future	592,450	September 2004	7,936

				$34,043

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Portfolio of Investments — June 30, 2004

Shares	Security Description	Value
	Common Stocks — 97.92%
	Jennison Associates LLC — 58.85%
	Biotechnology — 3.25%
103,400	Amgen, Inc. (b)	$5,642,538
125,900	Genentech, Inc. (b)	7,075,580
101,900	Gilead Sciences, Inc. (b)	6,827,300
113,200	MedImmune, Inc. (b)	2,648,880

		22,194,298

	Capital Markets — 2.72%
51,600	Goldman Sachs Group, Inc.	4,858,656
244,400	J.P. Morgan Chase & Co.	9,475,388
78,800	Merrill Lynch & Co.	4,253,624

		18,587,668

	Commercial Services & Supplies — 0.94%
73,100	Apollo Group, Inc., Class – A (b)	6,453,999

	Communications Equipment — 2.06%
593,900	Cisco Systems, Inc. (b)	14,075,430

	Computer Systems/Peripherals — 3.96%
163,300	Apple Computer, Inc. (b)	5,313,782
278,900	Dell, Inc. (b)	9,990,198
183,700	EMC Corp./MASS (b)	2,094,180
86,300	International Business Machines Corp.	7,607,345
21,300	Lexmark International, Inc., Class – A (b)	2,056,089

		27,061,594

	Consumer Finance — 1.33%
176,400	American Express Co.	9,063,432

	Diversified Financial Services — 1.53%
225,166	Citigroup, Inc.	10,470,219

	Electronic Equipment & Instruments — 1.11%
258,700	Agilent Technologies (b)	7,574,736

	Energy Equipment & Services — 4.76%
124,100	BJ Services Co. (b)	5,688,744
170,500	Rowan Cos., Inc. (b)	4,148,265
161,700	Schlumberger, Ltd.	10,269,567
105,300	Smith International, Inc. (b)	5,871,528
145,100	Weatherford International, Ltd. (b)	6,526,598

		32,504,702

	Food & Retailing — 0.51%
191,500	Kroger Co. (b)	3,485,300

	Food & Staples Retailing — 1.66%
105,000	Costco Wholesale Corp.	4,312,350
73,800	Whole Foods Market, Inc.	7,044,210

		11,356,560

	Health Care Equipment & Supplies — 1.35%
37,000	Alcon, Inc.	2,910,050
68,700	Guidant Corp.	3,838,956

Shares	Security Description	Value
	Health Care Equipment & Supplies (continued)
51,100	Medtronic, Inc.	$2,489,592

		9,238,598

	Health Care Providers & Services — 0.98%
204,200	Caremark Rx, Inc. (b)	6,726,348

	Hotels, Restaurants & Leisure — 1.43%
225,300	Starbucks Corp. (b)	9,796,044

	Household Durables — 0.54%
40,200	Harman International Industries, Inc.	3,658,200

	Industrial Conglomerates — 1.54%
325,000	General Electric Co.	10,530,000

	Insurance — 0.78%
74,762	American International Group, Inc.	5,329,035

	Internet & Catalog Retail — 2.17%
117,300	eBay, Inc. (b)	10,785,735
134,600	InterActiveCorp (b)	4,056,844

		14,842,579

	Internet Software & Services — 1.80%
338,200	Yahoo!, Inc. (b)	12,286,806

	Media — 1.98%
221,800	DirecTV Group, Inc. (b)	3,792,780
260,500	Univision Communications, Inc., Class – A (b)	8,317,765
39,300	Viacom, Inc., Class – B	1,403,796

		13,514,341

	Multiline Retail — 0.90%
28,100	Kohl’s Corp. (b)	1,188,068
117,600	Target Corp.	4,994,472

		6,182,540

	Oil & Gas — 0.92%
65,600	Total Fina Elf SA – ADR	6,302,848

	Personal Products — 1.24%
117,500	Avon Products, Inc.	5,421,450
62,900	Estee Lauder Cos., Inc., Class – A	3,068,262

		8,489,712

	Pharmaceuticals — 5.22%
62,100	Allergan, Inc.	5,559,192
96,200	AstraZeneca PLC – ADR	4,390,568
93,600	Eli Lilly & Co.	6,543,576
55,800	IVAX Corp. (b)	1,338,642
102,400	Novartis AG – ADR	4,556,800
233,296	Pfizer, Inc.	7,997,387
52,300	Roche Holdings AG – ADR	5,178,218

		35,564,383

	Retail – Specialty — 3.52%
196,600	Bed Bath & Beyond, Inc. (b)	7,559,270
127,600	Chico’s FAS, Inc. (b)	5,762,416
103,600	Lowe’s Cos., Inc.	5,444,180
144,000	Tiffany & Co.	5,306,400

		24,072,266

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2004

Shares	Security Description	Value
	Common Stocks (continued)
	Jennison Associates LLC (continued)
	Semiconductors & Semiconductor Equipment — 5.65%
502,500	Intel Corp.	$13,869,000
216,200	MARVELL Technology Group, Ltd. (b)	5,772,540
105,000	Maxim Integrated Products, Inc.	5,504,100
184,200	National Semiconductor Corp. (b)	4,050,558
386,400	Texas Instruments, Inc.	9,343,152

		38,539,350

	Software — 4.97%
78,900	Amdocs, Ltd. (b)	1,848,627
146,700	Electronic Arts, Inc. (b)	8,002,485
73,600	Mercury Interactive Corp. (b)	3,667,488
296,000	Microsoft Corp.	8,453,760
194,800	SAP AG – ADR	8,144,588
87,800	Symantec Corp. (b)	3,843,884

		33,960,832

	Wireless Telecommunication Services — 0.03%
10,300	Vodafone Group PLC – ADR	227,630

	Total Jennison Associates LLC (cost $326,498,170)	402,089,450

	SSgA Funds Management, Inc. — 39.07%
	Advertising — 0.15%
13,506	Interpublic Group of Cos., Inc. (b)	185,437
3,116	Lamar Advertising Co. (b)	135,079
4,711	Monster Worldwide, Inc. (b)	121,167
7,619	Omnicom Group, Inc.	578,206

		1,019,889

	Aerospace/Defense — 0.37%
1,442	Alliant Techsystems, Inc. (b)	91,336
35,199	Boeing Co.	1,798,317
1,600	FLIR Systems, Inc. (b)	87,840
1,500	General Dynamics Corp.	148,950
1,600	Precision Castparts Corp.	87,504
8,500	Rockwell Collins, Inc.	283,220
1,800	United Defense Industries, Inc. (b)	63,000

		2,560,167

	Airlines — 0.01%
3,700	AMR Corp. (b)	44,807

	Apparel — 0.42%
4,340	Abercrombie & Fitch Co.	168,175
2,300	American Eagle Outfitters, Inc. (b)	66,493
8,808	Coach, Inc. (b)	398,034
616	Columbia Sportswear, Inc. (b)	33,646
29,700	Gap, Inc.	720,224
1,100	Limited Brands	20,570
7,922	Nike, Inc., Class – B	600,092
100	Polo Ralph Lauren Corp.	3,445

Shares	Security Description	Value
	Airlines (continued)
400	Reebok International Ltd.	$14,392
7,690	Ross Stores, Inc.	205,784
900	Talbots, Inc.	35,235
800	Timberland Co., Class – A (b)	51,672
23,750	TJX Companies, Inc.	573,325

		2,891,087

	Auto/Related Products — 0.06%
600	BorgWarner, Inc.	26,262
3,200	Copart, Inc. (b)	85,440
2,200	Johnson Controls, Inc.	117,436
1,600	Navistar International Corp. (b)	62,016
1,500	Oshkosh Truck Corp.	85,965

		377,119

	Banking — 0.72%
8,195	Capital One Financial Corp.	560,374
3,261	Commerce Bancorp, Inc.	179,388
19,507	Fifth Third Bancorp	1,049,086
1,900	Golden West Financial Corp.	202,065
3,200	Hudson City Bancorp, Inc.	107,008
39,756	MBNA Corp.	1,025,307
6,200	Mellon Financial Corp.	181,846
4,300	NewAlliance Bancshares, Inc. (b)	60,028
2,728	North Fork Bancorp., Inc.	103,800
2,800	Northern Trust Corp.	118,384
3,886	Providian Financial Corp. (b)	57,008
21,011	SLM Corp.	849,895
10,120	Synovus Financial Corp.	256,238
2,200	UCBH Holdings, Inc.	86,944
945	Valley National Bancorp	23,890
2,000	W Holding Company, Inc.	34,340

		4,895,601

	Biotechnology — 0.87%
2,820	Affymetrix, Inc. (b)	92,299
60,708	Amgen, Inc. (b)	3,312,836
3,935	Celgene Corp. (b)	225,318
2,685	Cephalon, Inc. (b)	144,990
5,200	Chiron Corp. (b)	232,128
2,300	Gen-Probe, Inc. (b)	108,836
10,780	Genzyme Corp. (b)	510,217
10,306	Gilead Sciences, Inc. (b)	690,502
900	ICOS Corp. (b)	26,856
2,900	ImClone Systems, Inc. (b)	248,791
1,200	Invitrogen Corp. (b)	86,388
1,200	Martek Biosciences Corp. (b)	67,404
4,000	Nektar Therapeutics (b)	79,840
2,611	Pharmaceutical Product Development, Inc. (b)	82,951
800	Protein Design Labs, Inc. (b)	15,304

		5,924,660

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2004

Shares	Security Description	Value
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Business Services — 0.53%
2,175	Alliance Data Systems Corp. (b)	$91,894
4,849	Aramark Corp.	139,457
1,900	Avocent Corp. (b)	69,806
1,606	BearingPoint, Inc. (b)	14,245
2,930	CDW Corp.	186,817
2,713	Certegy, Inc.	105,264
4,139	ChoicePoint, Inc. (b)	188,987
5,871	Cintas Corp.	279,871
3,716	Dun & Bradstreet Corp. (b)	200,330
9,240	Ecolab, Inc.	292,908
5,304	Equifax, Inc.	131,274
3,116	Fair, Issac and Co., Inc.	104,012
2,100	Getty Images, Inc. (b)	126,000
1,100	Global Payments, Inc.	49,522
1,400	Hewitt Associates, Inc., Class – A (b)	38,500
3,501	Iron Mountain, Inc. (b)	168,958
2,100	Manpower, Inc.	106,617
15,899	Paychex, Inc.	538,658
6,100	Pitney Bowes, Inc.	269,925
7,349	Robert Half International, Inc.	218,780
1,700	The Corporate Executive Board Co.	98,243
3,003	The Reynolds & Reynolds Co.	69,459
8,100	The ServiceMaster Co.	99,792
1,744	Viad Corp.	47,105
700	West Corp. (b)	18,305

		3,654,729

	Casinos/Gaming — 0.18%
3,200	Harrah’s Entertainment, Inc.	173,120
16,460	International Game Technology, Inc.	635,356
3,200	Mandalay Resort Group	219,648
940	MGM Mirage, Inc. (b)	44,124
1,900	Station Casinos, Inc.	91,960
1,600	Wynn Resorts, Ltd. (b)	61,808

		1,226,016

	Chemicals — 0.07%
3,400	International Flavors & Fragrance, Inc.	127,160
4,600	Praxair, Inc.	183,586
800	Sigma-Aldrich Corp.	47,688
2,900	The Dow Chemical Co.	118,030

		476,464

	Communications Equipment — 0.26%
27,095	ADC Telecommunications, Inc. (b)	76,950
3,000	ADTRAN, Inc.	100,110
1,400	Advanced Fibre Communications, Inc. (b)	28,280
3,300	Andrew Corp. (b)	66,033
18,800	Avaya, Inc. (b)	296,852

Shares	Security Description	Value
	Communications Equipment (continued)
2,280	Ciena Corp. (b)	$8,482
4,305	Comverse Technology, Inc. (b)	85,842
4,600	Crown Castle International Corp. (b)	67,850
5,000	Foundry Networks, Inc. (b)	70,350
2,100	Harris Corp.	106,575
25,342	Juniper Networks, Inc. (b)	622,652
2,300	L-3 Communications Holdings, Inc.	153,640
8,948	Tellabs, Inc. (b)	78,206

		1,761,822

	Computer Hardware — 2.90%
9,100	Apple Computer, Inc. (b)	296,114
322,871	Cisco Systems, Inc. (b)	7,652,042
120,931	Dell, Inc. (b)	4,331,748
92,273	EMC Corp. (b)	1,051,912
53,498	International Business Machines Corp.	4,715,849
3,688	Jack Henry & Associates, Inc.	74,129
6,174	Lexmark International, Inc. (b)	595,976
3,000	Maxtor Corp. (b)	19,890
2,450	National Instruments Corp.	75,093
14,737	Network Appliance, Inc. (b)	317,288
6,200	SanDisk Corp. (b)	134,478
40,036	Solectron Corp. (b)	259,033
1,100	Storage Technology Corp. (b)	31,900
11,188	Symbol Technologies, Inc.	164,911
2,800	Western Digital Corp. (b)	24,248
3,500	Xerox Corp. (b)	50,750

		19,795,361

	Computer Services — 1.58%
3,600	Acxiom Corp.	89,388
4,095	Affiliated Computer Services, Inc., Class – A (b)	216,789
5,100	Akamai Technologies, Inc. (b)	91,545
14,200	Amazon.com, Inc. (b)	772,480
2,300	Ask Jeeves, Inc. (b)	89,769
24,250	Automatic Data Processing, Inc.	1,015,590
3,800	Ceridian Corp. (b)	85,500
6,600	Cognizant Tech Solutions Corp. (b)	167,706
3,651	DST Systems, Inc. (b)	175,577
24,798	eBay, Inc. (b)	2,280,175
42,032	First Data Corp.	1,871,265
8,960	Fiserv, Inc. (b)	348,454
2,800	GTECH Holdings Corp.	129,668
12,014	IMS Health, Inc.	281,608
7,747	InterActiveCorp (b)	233,495
3,600	NCR Corp. (b)	178,524
12,845	SunGard Data Systems, Inc. (b)	333,970
1,603	Total System Services, Inc.	35,106
811	Unisys Corp. (b)	11,257
8,163	Verisign, Inc. (b)	162,444

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2004

Shares	Security Description	Value
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Computer Services (continued)
8,997	WebMD Corp. (b)	$83,852
54,678	Yahoo!, Inc. (b)	1,986,452
1,850	Zebra Technologies Corp., Class – A (b)	160,950

		10,801,564

	Computer Software — 2.55%
5,300	Activision, Inc. (b)	84,270
11,186	Adobe Systems, Inc.	520,149
5,600	Autodesk, Inc.	239,736
18,293	BEA Systems, Inc. (b)	150,368
3,111	BMC Software, Inc. (b)	57,554
7,315	Cadence Design Systems, Inc. (b)	107,018
7,629	Citrix Systems, Inc. (b)	155,326
22,300	Computer Associates International, Inc.	625,738
14,256	Electronic Arts, Inc. (b)	777,665
8,924	Intuit, Inc. (b)	344,288
3,400	Macromedia, Inc. (b)	83,470
4,377	Mercury Interactive Corp. (b)	218,106
350,148	Microsoft Corp.	10,000,226
7,600	Network Associates, Inc. (b)	137,788
18,300	Novell, Inc. (b)	153,537
161,388	Oracle Corp. (b)	1,925,359
2,009	PeopleSoft, Inc. (b)	37,167
7,700	Red Hat, Inc. (b)	176,869
15,738	Siebel Systems, Inc. (b)	168,082
14,994	Symantec Corp. (b)	656,437
6,820	Synopsys, Inc. (b)	193,893
7,700	Tibco Software, Inc. (b)	65,065
20,028	Veritas Software Corp. (b)	554,776

		17,432,887

	Conglomerates — 0.51%
55,260	Corning, Inc. (b)	721,696
7,800	Dover Corp.	328,380
58,394	General Electric Co.	1,891,965
5,913	United Technologies Corp.	540,921

		3,482,962

	Construction Services — 0.19%
9,014	American Standard Cos., Inc. (b)	363,354
2,800	Centex Corp.	128,100
6,100	D. R. Horton, Inc.	173,240
450	Florida Rock Industries, Inc.	18,977
1,600	Fluor Corp.	76,272
1,200	Hovnanian Enterprises, Inc., Class – A (b)	41,652
600	Hughes Supply, Inc.	35,358
2,000	Jacobs Engineering Group, Inc. (b)	78,760
2,600	Lennar Corp.	116,272
600	MDC Holdings, Inc.	38,166
221	NVR, Inc. (b)	107,008

Shares	Security Description	Value
	Construction Services (continued)
2,100	Pulte Homes, Inc.	$109,263
1,000	Toll Brothers, Inc. (b)	42,320

		1,328,742

	Consumer Products — 1.71%
2,900	Alberto-Culver Co., Class – B	145,406
3,300	Black & Decker Corp.	205,029
2,600	Brunswick Corp.	106,080
2,000	Church & Dwight Co., Inc.	91,560
5,100	Clorox Co.	274,278
21,159	Colgate-Palmolive Co.	1,236,744
1,700	Energizer Holdings, Inc. (b)	76,500
6,600	Fortune Brands, Inc.	497,838
10,013	Kimberly-Clark Corp.	659,656
2,104	Maytag Corp.	51,569
1,000	Newell Rubbermaid, Inc.	23,500
111,984	Procter & Gamble Co.	6,096,409
5,155	The Estee Lauder Cos., Inc., Class – A	251,461
44,358	The Gillette Co.	1,880,779
200	The Scotts Co., Class – A (b)	12,776
2,247	Weight Watchers International, Inc. (b)	87,948

		11,697,533

	Department Stores — 1.32%
2,255	Big Lots, Inc. (b)	32,607
2,900	Foot Locker, Inc.	70,586
14,374	Kohl’s Corp. (b)	607,733
44,070	Target Corp.	1,871,653
122,435	Wal-Mart Stores, Inc.	6,459,671

		9,042,250

	Drugs — 5.39%
74,504	Abbott Laboratories	3,036,783
6,271	Allergan, Inc.	561,380
750	American Pharmaceuticals Partners, Inc. (b)	22,785
4,500	Amylin Pharmaceuticals, Inc. (b)	102,600
2,900	Andrx Corp. (b)	80,997
4,202	Barr Laboratories, Inc. (b)	141,607
27,320	Bristol-Myers Squibb Co.	669,340
46,433	Eli Lilly & Co.	3,246,131
2,200	Endo Pharmaceuticals Holdings, Inc. (b)	51,590
1,000	Eon Labs, Inc. (b)	40,930
17,542	Forest Laboratories, Inc., Class – A (b)	993,403
21,174	Genentech, Inc. (b)	1,189,979
7,175	IVAX Corp. (b)	172,128
141,769	Johnson & Johnson	7,896,532
2,462	Medicis Pharmaceutical Corp., Class – A	98,357
12,304	MedImmune, Inc. (b)	287,914

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2004

Shares	Security Description	Value
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Drugs (continued)
47,291	Merck & Co., Inc.	$2,246,323
7,751	Millennium Pharmaceuticals, Inc. (b)	106,964
13,418	Mylan Laboratories, Inc.	271,715
2,600	NBTY, Inc. (b)	76,414
1,700	Neurocrine Biosciences, Inc. (b)	88,145
1,900	OSI Pharmaceuticals, Inc. (b)	133,836
364,428	Pfizer, Inc.	12,492,591
70,300	Schering-Plough Corp.	1,299,144
3,900	Sepracor, Inc. (b)	206,310
2,500	Tularik, Inc. (b)	62,000
1,405	Watson Pharmaceuticals, Inc. (b)	37,795
33,866	Wyeth Corp.	1,224,595

		36,838,288

	Electric Utilities — 0.04%
30,430	AES Corp. (b)	302,170

	Electronic Components & Instruments — 0.27%
1,500	Avid Technology, Inc. (b)	81,855
2,875	Beckman Coulter, Inc.	175,375
11,312	Danaher Corp.	586,527
2,766	Harman International Industries, Inc.	251,706
3,600	MEMC Electronic Materials, Inc. (b)	35,568
1,644	Mettler-Toledo International, Inc. (b)	80,786
2,155	Millipore Corp. (b)	121,477
500	Pall Corp.	13,095
3,189	PerkinElmer, Inc.	63,908
4,500	Thermo Electron Corp. (b)	138,330
6,110	Waters Corp. (b)	291,936

		1,840,563

	Electronic Equipment — 0.39%
20,907	Agilent Technologies, Inc. (b)	612,157
4,500	American Power Conversion Corp.	88,425
2,300	AMETEK, Inc.	71,070
3,200	Amphenol Corp., Class – A (b)	106,624
4,100	Emerson Electric Co.	260,555
3,055	Fisher Scientific International, Inc. (b)	176,426
7,755	Jabil Circuit, Inc. (b)	195,271
66,300	JDS Uniphase Corp. (b)	251,277
5,751	Molex, Inc.	184,492
3,100	Polycom, Inc. (b)	69,471
5,800	Rockwell Automation, Inc.	217,558
10,817	Sanmina Corp. (b)	98,435
3,500	Tektronix, Inc.	119,070
9,212	Teradyne, Inc. (b)	209,112
1,300	Vishay Intertechnology, Inc. (b)	24,154

		2,684,097

	Energy — 0.02%
2,700	CONSOL Energy, Inc.	97,200
780	Kinder Morgan, Inc.	46,246

		143,446

Shares	Security Description	Value
	Entertainment — 0.16%
400	Blockbuster, Inc.	$6,072
1,400	International Speedway Corp., Class – A	68,096
2,550	Marvel Enterprises, Inc. (b)	49,776
1,700	Netflix, Inc. (b)	61,115
29,100	The Walt Disney Co.	741,759
7,200	XM Satellite Radio Holdings, Inc., Class – A (b)	196,488

		1,123,306

	Financial Services — 1.56%
1,200	Ambac Financial Group, Inc.	88,128
1,200	American Capital Strategies, Ltd.	33,624
53,880	American Express Co.	2,768,354
10,700	Ameritrade Holding Corp. (b)	121,445
5,697	Bank of New York Co., Inc.	167,948
800	BlackRock, Inc.	51,064
3,100	CapitalSource, Inc. (b)	75,795
41,959	Charles Schwab Corp.	403,226
2,500	CheckFree Corp. (b)	75,000
4,014	Doral Financial Corp.	138,483
9,900	E*Trade Group, Inc. (b)	110,385
3,286	Eaton Vance Corp.	125,558
46,234	Fannie Mae	3,299,258
3,520	Federated Investors, Inc.	106,797
800	First Marblehead Corp. (b)	32,208
900	Franklin Resources, Inc.	45,072
2,561	Freddie Mac	162,111
2,200	Fremont General Corp.	38,830
3,000	Friedman, Billings, Ramsey Group, Inc.	59,370
1,000	Goldman Sachs Group, Inc.	94,160
8,672	H & R Block, Inc.	413,481
3,067	Investors Financial Services Corp.	133,660
3,200	Legg Mason, Inc.	291,232
6,005	Moody’s Corp.	388,283
6,700	Morgan Stanley Dean Witter & Co.	353,559
800	Nuveen Investments, Class – A	21,440
3,600	SEI Investments Co.	104,544
5,200	T. Rowe Price Group, Inc.	262,080
2,973	TCF Financial Corp.	172,583
1,600	The Chicago Mercantile Exchange	230,992
8,000	U.S. Bancorp	220,480
3,943	Waddell & Reed Financial, Inc.	87,180

		10,676,330

	Food & Beverages — 2.22%
34,907	Anheuser-Busch Cos., Inc.	1,884,978
1,428	Brown-Forman Corp., Class – B	68,930
5,500	Campbell Soup Co.	147,840
89,952	Coca-Cola Co.	4,540,776
8,600	H.J. Heinz Co.	337,120
6,470	Hershey Foods Corp.	299,367

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2004

Shares	Security Description	Value
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Food & Beverages (continued)
6,700	Kellogg Co.	$280,395
4,960	McCormick & Co., Inc.	168,640
6,439	Pepsi Bottling Group, Inc.	196,647
77,178	PepsiCo, Inc.	4,158,350
18,300	Sara Lee Corp.	420,717
18,781	Starbucks Corp. (b)	816,598
31,140	Sysco Corp.	1,116,992
2,988	Whole Foods Market, Inc.	285,205
7,000	William Wrigley Jr., Co.	441,350

		15,163,905

	Forest Products & Papers — 0.05%
5,270	Avery Dennison Corp.	337,333

	Health Care — 0.75%
2,300	Accredo Health, Inc. (b)	89,585
2,200	Aetna, Inc.	187,000
1,441	AmerisourceBergen Corp.	86,143
2,705	Anthem, Inc. (b)	242,260
20,530	Cardinal Health, Inc.	1,438,126
12,625	Caremark Rx, Inc. (b)	415,868
980	Community Health Systems, Inc. (b)	26,235
4,220	Coventry Health Care, Inc. (b)	206,358
4,192	DaVita, Inc. (b)	129,239
3,036	Express Scripts, Inc. (b)	240,542
8,758	HCA, Inc.	364,245
10,250	Health Management Associates, Inc.	229,805
6,700	Laboratory Corp. of America Holdings (b)	265,990
4,360	Lincare Holdings, Inc. (b)	143,270
3,433	Manor Care, Inc.	112,190
6,310	McKesson Corp.	216,622
4,060	Omnicare, Inc.	173,809
3,868	Quest Diagnostics, Inc.	328,587
3,206	Renal Care Group, Inc. (b)	106,215
1,400	Triad Hospitals, Inc. (b)	52,122
1,200	Universal Health Services	55,068
100	WellChoice, Inc. (b)	4,140

		5,113,419

	Hotels / Motels — 0.17%
11,400	Cendant Corp.	279,072
900	Choice Hotels International, Inc.	45,144
15,700	Hilton Hotels Corp.	292,962
8,108	Marriott International, Inc., Class – A	404,427
3,529	Starwood Hotels & Resorts Worldwide, Inc.	158,276

		1,179,881

	Industrial Services — 0.60%
37,312	3M Co.	3,358,453
3,700	Donaldson Co., Inc.	108,410

Shares	Security Description	Value
	Industrial Services (continued)
2,787	Fastenal Co.	$158,385
3,830	Gentex Corp.	151,974
3,350	Graco, Inc.	104,018
1,654	ITT Industries, Inc.	137,282
1,500	MSC Industrial Direct Co., Inc., Class – A	49,260
600	SPX Corp.	27,864

		4,095,646

	Insurance — 1.56%
21,933	AFLAC, Inc.	895,086
73,299	American International Group, Inc.	5,224,752
4,269	Arthur J. Gallagher & Co.	129,991
2,454	Brown & Brown, Inc.	105,767
1,100	HCC Insurance Holdings, Inc.	36,751
130	Markel Corp. (b)	36,075
24,949	Marsh & McLennan Cos., Inc.	1,132,186
4,060	Oxford Health Plans, Inc.	223,462
1,600	Radian Group, Inc.	76,640
1,600	The Progressive Corp.	136,480
100	Transatlantic Holding, Inc.	8,099
29,431	UnitedHealth Group, Inc.	1,832,080
900	Unitrin, Inc.	38,340
150	W.R. Berkley Corp.	6,443
6,704	Wellpoint Health Networks, Inc. (b)	750,915

		10,633,067

	Machinery — 0.37%
12,500	Caterpillar, Inc.	993,000
5,000	Deere & Co.	350,700
12,000	Illinois Tool Works, Inc.	1,150,680

		2,494,380

	Manufacturing — 0.03%
800	Briggs & Stratton Corp.	70,680
700	Harsco Corp.	32,900
1,600	Roper Industries, Inc.	91,040

		194,620

	Media — 0.69%
2,800	Belo (A.H.) Corp.	75,180
7,100	Cablevision Systems-New York Group –Class – A (b)	139,515
11,100	Clear Channel Communications, Inc.	410,145
6,600	Cox Communications, Inc., Class – A (b)	183,414
800	Cox Radio, Inc. (b)	13,904
27,170	DirecTV Group, Inc. (b)	464,607
2,816	Dow Jones & Co., Inc.	127,002
11,020	EchoStar Communications Corp. (b)	338,865
1,014	Entercom Communications Corp. (b)	37,822
2,200	Fox Entertainment Group, Inc. (b)	58,740
747	Gemstar-TV Guide International, Inc. (b)	3,586
61,700	Liberty Media Corp., Class – A (b)	554,683
4,170	Liberty Media International, Inc. (b)	154,707

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2004

Shares	Security Description	Value
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Media (continued)
500	Media General, Inc., Class – A	$32,110
1,700	Meredith Corp.	93,432
1,089	Pixar Animation Studios, Inc. (b)	75,696
1,500	Radio One, Inc. (b)	24,015
1,448	The E.W. Scripps Co.	152,040
39,400	Time Warner, Inc. (b)	692,652
13,012	UnitedGlobalCom, Inc. (b)	94,467
6,819	Univision Communications, Inc. (b)	217,731
18,711	Viacom, Inc., Class – B	668,357
4,058	Westwood One, Inc. (b)	96,580

		4,709,250

	Medical Products — 1.91%
3,800	Apogent Technologies, Inc. (b)	121,600
1,600	Bausch & Lomb, Inc.	104,112
26,537	Baxter International, Inc.	915,792
12,088	Becton, Dickinson & Co.	626,158
15,427	Biogen Idec, Inc. (b)	975,758
12,468	Biomet, Inc.	554,078
31,274	Boston Scientific Corp. (b)	1,338,527
5,000	C.R. Bard, Inc.	283,250
2,031	Charles River Laboratories International, Inc. (b)	99,255
1,500	Cooper Cos., Inc.	94,755
3,000	Covance, Inc. (b)	115,740
5,300	Cytyc Corp. (b)	134,461
1,800	Dade Behring Holding, Inc. (b)	85,536
3,945	Dentsply International, Inc.	205,535
2,900	Edwards Lifesciences Corp. (b)	101,065
14,891	Guidant Corp.	832,109
1,900	Henry Schein, Inc. (b)	119,966
700	Hillenbrand Industry, Inc.	42,315
1,600	IDEXX Laboratories, Inc. (b)	100,704
1,700	Inamed Corp. (b)	106,845
1,200	Kinetic Concepts, Inc. (b)	59,880
57,856	Medtronic, Inc.	2,818,744
3,400	MGI Pharma, Inc. (b)	91,834
900	PacifiCare Health Systems, Inc. (b)	34,794
2,996	Patterson Dental Co. (b)	229,164
1,600	ResMed, Inc. (b)	81,536
1,700	Respironics, Inc. (b)	99,875
8,610	St. Jude Medical, Inc. (b)	651,347
13,660	Stryker Corp.	751,300
3,300	Varian Medical Systems, Inc. (b)	261,855
11,570	Zimmer Holdings, Inc. (b)	1,020,474

		13,058,364

	Metals — 0.20%
26,900	Alcoa, Inc.	888,507
7,600	Freeport-McMoRan Copper & Gold, Inc., Class – B	251,940

Shares	Security Description	Value
	Metals (continued)
1,900	Nucor Corp.	$145,844
300	Southern Peru Copper Corp.	12,399
1,600	Timken Co.	42,384
2,600	Worthington Industries, Inc.	53,378

		1,394,452

	Mining — 0.08%
1,000	Arch Coal, Inc.	36,590
12,381	Newmont Mining Corp.	479,888

		516,478

	Office Furnishings — 0.02%
2,800	HNI Corp.	118,524

	Oil & Gas — 0.48%
15,910	Baker Hughes, Inc.	599,012
7,700	BJ Services Co. (b)	352,968
2,200	Burlington Resources, Inc.	79,596
579	Cooper Cameron Corp. (b)	28,197
1,000	Diamond Offshore Drilling, Inc.	23,830
4,000	Ensco International, Inc.	116,400
2,100	Evergreen Resources, Inc. (b)	84,840
2,900	FMC Technologies, Inc. (b)	83,520
4,955	Grant Prideco, Inc. (b)	91,469
21,000	Halliburton Co.	635,460
2,647	National-Oilwell, Inc. (b)	83,354
1,306	Newfield Exploration Co. (b)	72,796
3,400	Patina Oil & Gas Corp.	101,558
3,748	Patterson-UTI Energy, Inc.	125,221
600	Pogo Producing Co.	29,640
2,014	Pride International, Inc. (b)	34,460
2,846	Rowan Cos., Inc. (b)	69,243
4,960	Smith International, Inc. (b)	276,570
600	Varco International, Inc. (b)	13,134
12,185	XTO Energy, Inc.	362,991

		3,264,259

	Packaging — 0.06%
1,400	Ball Corp.	100,870
4,900	Pactiv Corp. (b)	122,206
3,346	Sealed Air Corp. (b)	178,241

		401,317

	Pharmaceuticals — 0.03%
5,608	Medco Health Solutions, Inc. (b)	210,300

	Publishing & Printing — 0.21%
2,756	Harte-Hanks, Inc.	67,274
2,200	John Wiley & Sons, Inc.	70,400
500	Knight-Ridder, Inc.	36,000
9,113	McGraw-Hill Cos., Inc.	697,782
6,500	New York Times Co., Class – A	290,615
300	The Washington Post Co., Class – B	279,003

		1,441,074

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2004

Shares	Security Description	Value
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Real Estate — 0.02%
1,300	IndyMac Bancorp, Inc.	$41,080
2,663	The St. Joe Co.	105,721

		146,801

	Real Estate Investment Trusts — 0.07%
4,900	Catellus Development Corp.	120,785
400	CBL & Associates Properties, Inc.	22,000
400	Chelsea Property Group, Inc.	26,088
1,300	General Growth Properties, Inc.	38,441
1,300	Regency Centers Corp.	55,770
1,000	The Mills Corp.	46,700
2,200	Ventas, Inc.	51,370
3,300	Weingarten Realty Investors	103,224

		464,378

	Rental & Leasing — 0.01%
3,000	Rent-A-Center, Inc. (b)	89,790

	Restaurants — 0.17%
3,892	Applebee’s International, Inc.	89,594
4,500	Brinker International, Inc. (b)	153,540
3,371	Darden Restaurants, Inc.	69,274
2,400	Outback Steakhouse, Inc.	99,264
2,996	Ruby Tuesday, Inc.	82,240
2,222	The Cheesecake Factory, Inc. (b)	88,413
718	Wendy’s International, Inc.	25,015
14,100	YUM! Brands, Inc. (b)	524,803

		1,132,143

	Retail – Specialty — 2.16%
1,200	7-Eleven, Inc. (b)	21,420
3,500	Advance Auto Parts, Inc. (b)	154,630
2,200	AnnTaylor Stores Corp. (b)	63,756
2,840	AutoZone, Inc. (b)	227,484
22,500	Avon Products, Inc.	1,038,150
300	Barnes & Noble, Inc. (b)	10,194
14,269	Bed Bath & Beyond, Inc. (b)	548,643
12,522	Best Buy Co., Inc.	635,366
4,851	CarMax, Inc. (b)	106,091
4,334	Chico’s FAS, Inc. (b)	195,723
1,600	Circuit City Stores, Inc.	20,720
3,400	Claire’s Stores, Inc.	73,780
1,400	Costco Wholesale Corp.	57,498
2,200	CVS Corp.	92,444
14,100	Dollar General Corp.	275,796
5,672	Dollar Tree Stores, Inc. (b)	155,583
7,005	Family Dollar Stores, Inc.	213,092
1,900	Fossil, Inc. (b)	51,775
14,137	Harley-Davidson, Inc.	875,646
3,546	Herman Miller, Inc.	102,621
98,200	Home Depot, Inc.	3,456,640
3,280	Leggett & Platt, Inc.	87,609

Shares	Security Description	Value
	Retail – Specialty (continued)
37,589	Lowe’s Cos., Inc.	$1,975,302
8,800	Mattel, Inc.	160,600
3,332	Michaels Stores, Inc.	183,260
3,500	Nordstrom, Inc.	149,135
2,300	O’Reilly Automotive, Inc. (b)	103,960
3,700	Pacific Sunwear of California, Inc. (b)	72,409
2,000	Petco Animal Supplies, Inc. (b)	64,420
7,090	PETsMART, Inc.	230,071
1,900	Pier 1 Imports, Inc.	33,611
8,189	RadioShack Corp.	234,451
1,000	Regis Corp.	44,590
17,300	Rite Aid Corp. (b)	90,306
24,000	Staples, Inc.	703,440
6,981	Tiffany & Co.	257,250
1,100	Urban Outfitters, Inc. (b)	67,001
48,922	Walgreen Co.	1,771,466
4,473	Williams-Sonoma, Inc. (b)	147,430

		14,753,363

	Schools — 0.19%
6,440	Apollo Group, Inc., Class – A (b)	568,588
4,800	Career Education Corp. (b)	218,688
4,000	Corinthian Colleges, Inc. (b)	98,960
3,000	DeVry, Inc. (b)	82,260
3,100	Education Management Corp. (b)	101,866
2,200	ITT Educational Services, Inc. (b)	83,644
1,400	Laureate Education, Inc. (b)	53,536
799	University of Phoenix Online (b)	69,984

		1,277,526

	Security System/Services — 0.01%
2,600	The Brink’s Co.	89,050

	Semiconductors — 2.82%
9,027	Advanced Micro Devices, Inc. (b)	143,529
80,900	Agere Systems, Inc., Class – B (b)	173,935
18,495	Altera Corp. (b)	410,959
4,800	Amkor Technology, Inc. (b)	39,264
17,927	Analog Devices, Inc.	844,003
80,252	Applied Materials, Inc. (b)	1,574,544
5,700	Applied Micro Circuits Corp. (b)	30,324
19,813	Atmel Corp. (b)	117,293
11,841	Broadcom Corp., Class – A (b)	553,804
12,200	Conexant Systems, Inc. (b)	52,826
3,900	Cree, Inc. (b)	90,792
5,843	Cypress Semiconductor Corp. (b)	82,912
3,184	Fairchild Semiconductor International, Inc. (b)	52,122
2,823	Integrated Circuit Systems, Inc. (b)	76,673
308,886	Intel Corp.	8,525,255
2,571	International Rectifier Corp. (b)	106,491
2,573	Intersil Corp., Class – A	55,731
9,200	KLA-Tencor Corp. (b)	454,296
6,099	Lam Research Corp. (b)	163,453

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2004

Shares	Security Description	Value
	Common Stocks (continued)
	SSgA Funds Management, Inc. (continued)
	Semiconductors (continued)
15,064	Linear Technology Corp.	$594,576
8,250	LSI Logic Corp. (b)	62,865
15,638	Maxim Integrated Products, Inc.	819,744
9,862	Microchip Technology, Inc.	311,047
13,000	Micron Technology, Inc. (b)	199,030
17,100	National Semiconductor Corp. (b)	376,029
6,017	Novellus Systems, Inc. (b)	189,174
7,900	NVIDIA Corp. (b)	161,950
7,787	PMC-Sierra, Inc. (b)	111,743
3,800	QLogic Corp. (b)	101,042
4,200	Rambus, Inc. (b)	74,634
3,500	Semtech Corp. (b)	82,390
1,500	Silicon Laboratories, Inc. (b)	69,525
83,295	Texas Instruments, Inc.	2,014,074
16,295	Xilinx, Inc.	542,786

		19,258,815

	Telecommunications — 1.18%
53,514	AT&T Wireless Services, Inc. (b)	766,320
1,000	IDT Corp., Class – B (b)	18,440
1,600	IDT Corp., Class – C (b)	28,848
32,400	Level 3 Communications, Inc. (b)	115,020
111,967	Motorola, Inc.	2,043,398
49,037	Nextel Communications, Inc., Class – A (b)	1,307,326
5,900	Nextel Partners, Inc. (b)	93,928
2,700	NII Holdings, Inc. (b)	90,963
2,300	Plantronics, Inc.* (b)	96,830
38,660	QUALCOMM, Inc.	2,821,407
1,900	Spectrasite, Inc. (b)	82,118
15,057	Sprint Corp. – FON Group	265,003
1,000	Telephone and Data Systems, Inc.	71,200
200	United States Cellular Corp. (b)	7,710
3,914	UTStarcom, Inc. (b)	118,399
3,600	Western Wireless Corp., Class – A (b)	104,076

		8,030,986

	Textile Products — 0.01%
1,253	Mohawk Industries Co. (b)	91,882

	Transportation & Shipping — 0.64%
4,057	C.H. Robinson Worldwide, Inc.	185,973
700	CNF, Inc.	29,092
4,764	Expeditors International of Washington, Inc.	235,389
10,900	FedEx Corp.	890,421
2,700	J.B. Hunt Transport Services, Inc.	104,166
4,027	JetBlue Airways Corp. (b)	118,313
2,294	Polaris Industries, Inc.	110,112

Shares or Principal Amount	Security Description	Value
	Transportation & Shipping (continued)
1,500	Ryder System, Inc.	$60,105
1,000	Sirva, Inc. (b)	23,000
29,800	Southwest Airlines Co.	499,746
981	Tidewater, Inc.	29,234
27,341	United Parcel Service, Inc., Class – B	2,055,223

		4,340,774

	Veterinary Diagnostics — 0.01%
1,500	VCA Antech, Inc. (b)	67,230

	Waste Disposal — 0.12%
4,861	Allied Waste Industries, Inc. (b)	64,068
1,800	Stericycle, Inc. (b)	93,132
21,900	Waste Management, Inc.	671,235

		828,435

	Total SSgA Funds Management, Inc. (cost $225,551,909)	266,919,302

	Total Common Stocks (cost $552,050,079)	669,008,752

	U.S. Treasury Bills — 0.07%
	SSgA Funds Management, Inc. — 0.07%
	U.S. Treasury Bills — 0.07%
$495,000	U.S. Treasury Bills, 1.22%*, 9/9/04 (a)	493,811

	Total U.S. Treasury Bills (cost $493,826)	493,811

	Short-Term Investments — 1.98%
	Jennison Associates LLC — 1.46%
	Commercial Paper — 1.46%
$9,945,000	American Express, 1.30%*, 7/1/04	9,945,000

	Time Deposit — 0.00%
623	Eurodollar Time Deposit, .25%, 7/1/04	623

		9,945,623

	SSgA Funds Management, Inc. — 0.52%
	Money Market Mutual Fund — 0.52%
3,582,810	Alliance Money Market Fund Prime Portfolio	3,582,810

	Total Short-Term Investments (cost $13,528,433)	13,528,433

	Total Investments (cost $566,072,338) — 99.97%	683,030,996
	Other assets in excess of liabilities — 0.03%	234,817

	Net Assets — 100.00%	$683,265,813

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2004

(a)	Principal amount pledged as collateral for open future contracts.

(b)	Represents non-income producing securities.

*	Rate disclosed represents yield effective at purchase

ADR — American Depositary Receipt

Futures

SSgA Funds Management, Inc.

Number of Contracts	Future Contracts Long	Market Value	Expiration Date	Unrealized Gain
32	Nasdaq 100 E-Mini Future	$973,440	September 2004	$35,104
4	Russell 1000 Future	1,218,400	September 2004	8,372
5	Russell 1000 Growth Future	1,199,750	September 2004	215
20	S&P 500 E-Mini Future	1,140,500	September 2004	14,990

	Total Unrealized Gain			$58,681

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Portfolio of Investments — June 30, 2004

Shares	Security Description	Value
	Common Stocks — 96.43%
	Frontier Capital Management Co. — 36.87%
	Aerospace — 0.35%
64,000	BFGoodrich Corp.	$2,069,120

	Agriculture — 0.44%
117,400	Delta Pine & Land Co.	2,576,930

	Auction House — 0.54%
198,500	Sotheby’s Holdings, Inc., Class – A (a)	3,168,060

	Audio/Video Products — 0.27%
34,840	Digital Theater Systems, Inc. (a)	911,066
98,000	TiVo, Inc. (a)	694,820

		1,605,886

	Auto Parts — 0.63%
63,500	Autoliv, Inc.	2,679,700
117,300	Goodyear Tire & Rubber Co. (a)	1,066,257

		3,745,957

	Banking — 0.21%
27,700	Bank of Hawaii Corp.	1,252,594

	Biotechnology — 0.25%
99,110	EXACT Sciences Corp. (a)	609,527
15,300	Millipore Corp. (a)	862,461

		1,471,988

	Broadcasting — 0.56%
127,500	Emmis Communications Corp., Class – A (a)	2,674,950
16,700	Entercom Communications Corp. (a)	622,910

		3,297,860

	Business Equipment — 0.42%
27,900	Diebold, Inc.	1,475,073
45,500	Polycom, Inc. (a)	1,019,655

		2,494,728

	Chemicals — 0.43%
68,700	Cambrex Corp.	1,733,301
18,600	FMC Corp. (a)	801,846

		2,535,147

	Coal — 0.28%
58,400	Massey Energy Co.	1,647,464

	Communications Technology — 0.94%
141,700	Arris Group, Inc. (a)	841,698
35,200	Concord Communications, Inc. (a)	401,632
79,400	Harmonic, Inc. (a)	676,488
15,100	Harris Corp.	766,325
206,500	LCC International, Inc., Class – A (a)	1,011,850
79,800	RF Micro Devices, Inc. (a)	598,500
209,100	Sonus Networks, Inc. (a)	999,498
119,400	Terayon Communication Systems, Inc. (a)	279,396

		5,575,387

Shares	Security Description	Value
	Computer Equipment — 0.54%
32,700	Electronics for Imaging, Inc. (a)	$924,102
110,600	Komag, Inc. (a)	1,545,082
82,900	Western Digital Corp. (a)	717,914

		3,187,098

	Computer Services — 0.19%
22,800	PEC Solutions, Inc. (a)	272,004
62,200	Perot Systems Corp., Class – A (a)	825,394

		1,097,398

	Computer Software — 0.83%
95,800	Ansoft Corp. (a)	1,461,908
115,700	Informatica Corp. (a)	882,791
39,400	Network Associates, Inc. (a)	714,322
155,900	Wind River Systems, Inc. (a)	1,833,384

		4,892,405

	Computer Software & Services — 1.85%
30,100	Andrew Corp. (a)	602,301
153,500	BEA Systems, Inc. (a)	1,261,770
70,400	Insight Enterprises, Inc. (a)	1,250,304
169,200	iPass, Inc. (a)	1,791,828
125,600	Maxtor Corp. (a)	832,728
66,300	Mercury Computer Systems, Inc. (a)	1,644,240
66,400	SafeNet, Inc. (a)	1,837,952
285,400	Vastera, Inc. (a)	856,200
39,500	WebEx Communications, Inc. (a)	859,520

		10,936,843

	Construction — 1.47%
113,700	Chicago Bridge & Iron Co.	3,166,545
81,700	Fluor Corp.	3,894,639
41,700	Jacobs Engineering Group, Inc. (a)	1,642,146

		8,703,330

	Consumer Discretionary — 0.11%
3,600	CDI Corp.	124,560
20,000	Sabre Holdings Corp.	554,200

		678,760

	Consumer Products & Services — 0.72%
57,700	ARAMARK Corp., Class – B	1,659,452
108,000	Hasbro, Inc.	2,052,000
43,800	ValueVision Media, Inc., Class – A (a)	570,276

		4,281,728

	Containers & Packaging — 0.95%
318,900	Crown Holdings, Inc. (a)	3,179,433
122,400	Smurfit-Stone Container Corp. (a)	2,441,880

		5,621,313

	Control & Filter Services — 0.29%
23,100	Waters Corp. (a)	1,103,718
22,000	Watts Industries, Inc., Class – A	592,900

		1,696,618

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2004

Shares	Security Description	Value
	Common Stocks (continued)
	Frontier Capital Management Co. (continued)
	E-Commerce — 0.35%
211,400	ebookers PLC – ADR (a)	$2,092,860

	Electrical & Electronics — 3.38%
42,100	Anaren Microwave, Inc. (a)	687,914
222,800	Artesyn Technologies, Inc. (a)	2,005,200
59,300	C&D Technologies, Inc.	1,057,319
45,200	Cypress Semiconductor Corp. (a)	641,388
309,000	GrafTech International, Ltd. (a)	3,232,140
50,600	Harman International Industries, Inc.	4,604,599
242,000	LoJack Corp. (a)	2,127,180
84,200	LSI Logic Corp. (a)	641,604
95,400	Orbital Sciences Corp. (a)	1,317,474
79,400	Powerwave Technologies, Inc. (a)	611,380
30,300	Synopsys, Inc. (a)	861,429
81,285	Trimble Navigation, Ltd. (a)	2,258,910

		20,046,537

	Electronic Components & Instruments — 2.77%
33,000	Actel Corp. (a)	610,500
248,800	Agere Systems Inc., Class – A (a)	572,240
197,300	ChipPAC, Inc., Class – A (a)	1,237,071
36,800	Cree, Inc. (a)	856,704
61,100	Genesis Microchip, Inc. (a)	841,347
22,200	Integrated Circuit Systems, Inc. (a)	602,952
54,000	Integrated Device Technology, Inc. (a)	747,360
43,300	Intersil Holding Corp.	937,878
133,200	Microsemi Corp. (a)	1,892,772
108,800	National Semiconductor Corp. (a)	2,392,512
27,800	Power Integrations, Inc. (a)	692,220
110,700	SBS Technologies, Inc. (a)	1,778,949
41,300	Semtech Corp. (a)	972,202
88,700	Skyworks Solutions, Inc. (a)	774,351
337,300	Transmeta Corp. (a)	738,687
41,397	Zoran Corp. (a)	759,635

		16,407,380

	Energy — 0.11%
104,770	QUANTUM Fuel Systems Technologies Worldwide, Inc. (a)	637,002

	Energy Equipment & Services — 1.25%
67,400	Core Laboratories NV (a)	1,550,200
40,638	ENSCO International, Inc.	1,182,566
18,800	GlobalSantaFe Corp.	498,200
54,300	National-Oilwell, Inc. (a)	1,709,907
34,300	Noble Corp. (a)	1,299,627
39,700	Transocean Sedco Forex, Inc. (a)	1,148,918

		7,389,418

	Entertainment — 0.18%
29,900	Netflix, Inc. (a)	1,074,905

	Fertilizers — 0.35%
58,300	Agrium, Inc.	848,265
90,100	IMC Global, Inc.	1,207,340

		2,055,605

Shares	Security Description	Value
	Financial Services — 1.68%
72,500	Ameritrade Holdings Corp. (a)	$822,875
49,500	CheckFree Corp. (a)	1,485,000
139,000	E*Trade Group, Inc. (a)	1,549,850
41,400	Portfolio Recovery Associates, Inc. (a)	1,141,398
94,000	Ritchie Bros. Auctioneers, Inc.	2,736,340
17,100	TNS, Inc. (a)	372,780
83,600	Waddell & Reed Financial, Inc.	1,848,396

		9,956,639

	Forest Products & Papers — 0.45%
62,464	Albany International Corp., Class – A	2,096,292
28,600	Pope & Talbot, Inc.	565,422

		2,661,714

	Health Care — 2.06%
59,100	Cross Country Healthcare, Inc. (a)	1,072,665
131,600	Eclipsys Corp. (a)	2,008,216
20,600	Express Scripts, Inc., Class – A (a)	1,632,138
109,300	Hanger Orthopedic Group, Inc. (a)	1,280,996
25,900	InterMune, Inc. (a)	399,378
47,600	Matria Healthcare, Inc. (a)	1,193,332
95,200	Orthodontic Centers of America, Inc. (a)	779,688
54,100	Pall Corp.	1,416,879
66,900	PAREXEL International Corp. (a)	1,324,620
102,500	Regeneration Technologies, Inc. (a)	1,099,825

		12,207,737

	Industrial Products — 0.21%
69,700	Northwest Pipe Co. (a)	1,230,205

	Insurance — 0.59%
68,900	Assured Guaranty, Ltd. (a)	1,167,855
43,200	HCC Insurance Holdings, Inc.	1,443,312
20,900	The PMI Group, Inc.	909,568

		3,520,735

	Machinery — 0.20%
45,370	Timken Co.	1,201,851

	Medical Supplies — 0.27%
145,100	Osteotech, Inc. (a)	941,699
33,900	PerkinElmer, Inc.	679,356

		1,621,055

	Medical Systems — 1.00%
34,400	ArthroCare Corp. (a)	1,000,352
37,300	BioLase Technology, Inc. (a)	502,058
163,700	Endocardial Solutions, Inc. (a)	1,694,295
96,300	Omnicell, Inc. (a)	1,406,943
59,600	STERIS Corp. (a)	1,344,576

		5,948,224

	Metals — 1.49%
127,850	Allegheny Technologies, Inc.	2,307,693
96,800	Coeur d’Alene Mines Corp. (a)	394,944
41,200	Freeport-McMoRan Copper & Gold, Inc., Class – B	1,365,780

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2004

Shares	Security Description	Value
	Common Stocks (continued)
	Frontier Capital Management Co. (continued)
	Metals (continued)
17,300	Intermagnetics General Corp. (a)	$588,719
81,500	Kaydon Corp.	2,520,795
21,400	Reliance Steel & Aluminum Co.	862,848
47,700	RTI International Metals, Inc. (a)	760,815

		8,801,594

	Oil & Gas — 2.00%
36,400	Ashland, Inc.	1,922,284
29,581	Devon Energy Corp.	1,952,346
36,500	Maverick Tube Corp. (a)	958,490
20,700	Pioneer Natural Resources Co.	726,156
48,830	Premcor, Inc. (a)	1,831,125
20,700	Remington Oil & Gas (a)	488,520
130,500	Talisman Energy, Inc.	2,837,070
73,900	Willbros Group, Inc. (a)	1,113,673

		11,829,664

	Packaging — 0.62%
102,200	Packaging Corp. of America	2,442,580
50,060	Pactiv Corp. (a)	1,248,496

		3,691,076

	Pharmaceuticals — 0.40%
14,400	ICON PLC – ADR (a)	633,456
38,800	IVAX Corp. (a)	930,812
25,300	Pharmaceutical Product Development, Inc. (a)	803,781

		2,368,049

	Pollution Control — 0.59%
128,000	Bennett Evnironmental, Inc. (a)	1,605,120
65,300	Republic Services, Inc.	1,889,782

		3,494,902

	Production Technology — 0.52%
23,300	Lam Research Corp. (a)	624,440
129,400	Sanmina-SCI Corp. (a)	1,177,540
54,900	Teradyne, Inc. (a)	1,246,230

		3,048,210

	Railroads — 0.41%
133,426	Wabtec Corp.	2,407,005

	Restaurants — 0.19%
37,600	Triarc Cos., Inc., Class – A	388,408
75,200	Triarc Cos., Inc., Class – B	764,784

		1,153,192

	Retail — 0.89%
53,400	CarMax, Inc. (a)	1,167,858
67,800	Circuit City Stores, Inc.	878,010
110,600	Dollar Tree Stores, Inc. (a)	3,033,758
35,100	Tweeter Home Entertainment Group, Inc. (a)	189,540

		5,269,166

Shares	Security Description	Value
	Shipping — 0.38%
58,500	Kirby Corp. (a)	$2,275,650

	Technology — 0.61%
51,700	ATMI, Inc. (a)	1,411,927
48,900	Ceridian Corp. (a)	1,100,250
45,400	Hutchinson Technology, Inc. (a)	1,116,386

		3,628,563

	Textile Manufacturing — 0.14%
273,600	Unifi, Inc. (a)	801,648

	Transportation — 1.11%
62,700	EGL, Inc. (a)	1,667,820
66,300	Kansas City Southern (a)	1,027,650
47,700	Landstar System, Inc. (a)	2,521,899
73,800	Swift Transportation Co., Inc. (a)	1,324,710

		6,542,079

	Utilities — 0.40%
108,600	Citizens Communications Co. (a)	1,314,060
32,200	Western Gas Resources, Inc.	1,045,856

		2,359,916

	Total — Frontier Capital Management Co. (cost $158, 429,184)	218,259,195

	Geewax, Terker & Co. — 31.39%
	Advertising — 0.40%
26,250	ADVO, Inc.	864,150
125,400	ValueClick, Inc. (a)	1,502,292

		2,366,442

	Aerospace/Defense — 0.77%
9,500	Esterline Technologies Corp. (a)	280,535
64,700	Moog, Inc. (a)	2,401,017
137,800	Orbital Sciences Corp. (a)	1,903,018

		4,584,570

	Auto Related — 0.10%
17,100	Group 1 Automotive, Inc. (a)	567,891

	Banking — 1.78%
67,340	Bank of the Ozarks, Inc.	1,569,021
54,450	Capitol Bancorp, Ltd.	1,416,245
23,400	City Holding Co.	738,972
68,450	Flagstar Bancorp, Inc.	1,360,786
2,582	Glacier Bancorp, Inc.	72,735
7,300	Horizon Financial Corp.	145,270
111,000	NetBank, Inc.	1,213,230
7,600	Southwest Bancorp, Inc.	138,700
37,365	Sterling Financial Corp. (a)	1,190,823
10,250	The South Financial Group, Inc.	290,485
47,800	Umpqua Holdings Corp.	1,003,322
24,428	WSFS Financial Corp.	1,188,911
7,600	Yardville National Bancorp	190,000

		10,518,500

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2004

Shares	Security Description	Value
	Common Stocks (continued)
	Geewax, Terker & Co. (continued)
	Business Services — 0.47%
180,400	MPS Group, Inc. (a)	$2,186,448
18,700	PDI, Inc. (a)	567,171

		2,753,619

	Casinos & Gaming — 0.40%
84,900	Aztar Corp. (a)	2,377,200

	Chemicals — 0.06%
13,100	Arch Chemicals, Inc.	377,542

	Commercial Services — 0.48%
7,450	UniFirst Corp.	216,721
19,000	URS Corp. (a)	520,600
58,000	Washington Group International, Inc. (a)	2,081,620

		2,818,941

	Communications Technology — 1.05%
186,400	Andrew Corp. (a)	3,729,864
76,200	Ditech Communications Corp. (a)	1,778,508
90,200	TALK America Holdings, Inc. (a)	691,834

		6,200,206

	Computer Services — 0.75%
122,800	Aspen Technology, Inc. (a)	891,528
34,800	Avocent Corp. (a)	1,278,552
39,900	InFocus Corp. (a)	339,150
175,820	Silicon Storage Technology, Inc. (a)	1,810,946
10,250	Stamps.com, Inc. (a)	104,448

		4,424,624

	Computer Software — 0.53%
68,200	Activision, Inc. (a)	1,084,380
9,418	Ascential Software Corp. (a)	150,594
19,700	MSC.Software Corp. (a)	176,315
201,000	SonicWALL, Inc. (a)	1,728,600

		3,139,889

	Consumer Products & Services — 1.29%
19,341	American Greetings Corp., Class – A (a)	448,324
21,600	Central Garden & Pet Co. (a)	772,632
86,700	Chiquita Brands International, Inc. (a)	1,813,764
4,350	CSS Industries, Inc.	152,424
74,000	Jarden Corp. (a)	2,663,260
17,200	John B. Sanfilippo & Son, Inc. (a)	459,584
11,300	Kellwood Co.	492,115
3,300	Perry Ellis International, Inc. (a)	83,358
14,200	RC2 Corp. (a)	504,100
10,400	The Warnaco Group, Inc. (a)	221,208

		7,610,769

	Correctional Services & Facilities — 0.23%
35,200	Corrections Corp. of America (a)	1,390,048

Shares	Security Description	Value
	Distribution — 0.92%
42,300	Hughes Supply, Inc.	$2,492,739
21,371	United Stationers, Inc. (a)	848,856
28,600	Watsco, Inc.	802,802
69,600	WESCO International, Inc. (a)	1,280,640

		5,425,037

	Electric Utilities — 0.32%
62,400	Allegheny Energy, Inc. (a)	961,584
29,700	Empire District Electric Co.	597,267
16,100	Westar Energy, Inc.	320,551

		1,879,402

	Electronic Components & Instruments — 1.06%
10,800	Analogic Corp.	458,244
37,450	Benchmark Electronics, Inc. (a)	1,089,795
749	Hutchinson Technology, Inc. (a)	18,418
84,600	Integrated Device Technology, Inc. (a)	681,030
33,195	Photronics, Inc. (a)	628,713
168,444	TTM Technologies, Inc. (a)	1,996,062
11,700	Veeco Instruments, Inc. (a)	301,977
41,300	Watts Industries, Inc., Class – A	1,113,035

		6,287,274

	Energy — 0.47%
1,500	Cleco Corp.	26,970
77,200	Massey Energy Co.	2,177,812
92,400	Quantum Fuel Systems Technologies Worldwide, Inc. (a)	561,792

		2,766,574

	Entertainment — 0.47%
55,200	AMC Entertainment, Inc. (a)	848,424
61,600	Gaylord Entertainment Co. (a)	1,933,624

		2,782,048

	Environmental Services — 0.19%
68,946	Tetra Tech, Inc. (a)	1,125,199

	Financial Services — 0.60%
12,875	ASTA Funding, Inc.	224,025
25,900	Encore Capital Group, Inc. (a)	342,139
39,200	New Century Financial Corp.	1,835,344
85,000	S1 Corp. (a)	844,900
17,873	United PanAm Financial Corp. (a)	304,735

		3,551,143

	Food — 0.11%
21,100	Pilgrim’s Pride Corp.	610,634
2,500	Riviana Foods, Inc.	65,425

		676,059

	Footwear — 0.25%
29,300	Brown Shoe Company, Inc.	1,199,249
14,700	Steven Madden, Ltd. (a)	293,559

		1,492,808

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2004

Shares	Security Description	Value
	Common Stocks (continued)
	Geewax, Terker & Co. (continued)
	Forest Products & Papers — 0.36%
51,300	Albany International Corp., Class – A	$1,721,628
34,200	Buckeye Technologies, Inc. (a)	393,300

		2,114,928

	Health Care — 0.27%
45,800	Beverly Enterprises, Inc. (a)	393,880
45,744	Kindred Healthcare, Inc. (a)	1,205,354

		1,599,234

	Homebuilders — 1.89%
29,675	Beazer Homes USA, Inc.	2,976,699
30,800	Dominion Homes, Inc. (a)	711,480
19,300	M/I Homes, Inc.	783,580
9,890	MDC Holdings, Inc.	629,103
20,800	NCI Building Systems, Inc. (a)	677,040
63,600	Standard-Pacific Corp.	3,135,480
20,100	Technical Olympic USA, Inc.	447,828
82,400	WCI Communities, Inc. (a)	1,838,344

		11,199,554

	Information Technology — 0.22%
87,500	C-COR.net Corp. (a)	900,375
8,900	Cerner Corp. (a)	396,762

		1,297,137

	Insurance — 2.08%
52,700	AmerUs Group Co.	2,181,780
63,400	CNA Surety Corp. (a)	694,230
5,500	Commerce Group, Inc.	271,535
74,300	Delphi Financial Group, Inc., Class – A	3,306,350
15,400	LandAmerica Financial Group, Inc.	599,522
130,000	Penn-America Group, Inc.	1,820,000
56,900	ProAssurance Corp. (a)	1,940,859
9,650	Safety Insurance Group, Inc.	206,703
17,500	Selective Insurance Group, Inc.	697,900
9,850	State Auto Financial Corp.	302,592
2,400	The Navigators Group, Inc. (a)	69,336
18,300	Universal American Financial Corp. (a)	200,934

		12,291,741

	Manufacturing — 3.06%
38,100	Applied Films Corp. (a)	1,105,662
39,800	Briggs & Stratton Corp.	3,516,329
10,700	Cascade Corp.	334,375
41,400	IDEX Corp.	1,422,090
55,800	Jacuzzi Brands, Inc. (a)	449,748
44,800	Joy Global, Inc.	1,341,312
43,300	Nordson Corp.	1,877,921
15,300	Oshkosh Truck Corp.	876,843
14,000	Thomas Industries, Inc.	464,800
28,600	Toro Co.	2,004,002
79,600	Trinity Industries, Inc.	2,530,484
54,000	York International Corp.	2,217,780

		18,141,346

Shares	Security Description	Value
	Medical Supplies — 1.10%
56,000	Cooper Cos., Inc.	$3,537,520
42,900	Dade Behring Holdings, Inc. (a)	2,038,608
98,300	Microtek Medical Holdings, Inc. (a)	503,296
1,900	Ocular Sciences, Inc. (a)	72,200
33,400	PSS World Medical, Inc. (a)	374,080

		6,525,704

	Natural Gas Utilities — 0.30%
41,000	New Jersey Resources Corp.	1,704,780
1,900	South Jersey Industries, Inc.	83,600

		1,788,380

	Oil & Gas — 2.18%
19,500	Encore Acquisition Co. (a)	544,050
43,300	Energy Partners, Ltd. (a)	662,490
9,900	Houston Exploration Co. (a)	513,216
229,800	KCS Energy, Inc. (a)	3,060,936
37,300	Magnum Hunter Resources, Inc. (a)	387,174
64,400	Patina Oil & Gas Corp.	1,923,628
7,000	Penn Virginia Corp.	252,770
77,600	Plains Exploration & Production Co. (a)	1,423,960
16,300	Stone Energy Corp. (a)	744,584
42,600	Swift Energy Co. (a)	939,756
33,900	Tesoro Petroleum Corp. (a)	935,640
60,700	Whiting Petroleum Corp. (a)	1,526,605

		12,914,809

	Packaging — 0.17%
24,300	Grief Brothers Corp., Class – A	1,026,675

	Pharmaceuticals — 0.15%
9,400	Accelrys, Inc. (a)	92,684
32,722	Bone Care International, Inc. (a)	766,349

		859,033

	Real Estate Investment Trust — 0.79%
53,400	Ashford Hospitality Trust	445,890
40,600	Capital Trust, Inc., Class – A	1,084,832
73,700	Impac Mortgage Holdings, Inc.	1,659,724
50,300	Newcastle Investment Corp.	1,506,485

		4,696,931

	Rental & Leasing — 0.38%
68,225	Aaron Rents, Inc.	2,260,977

	Restaurants — 0.93%
12,600	Buffalo Wild Wings, Inc. (a)	348,390
40,050	CEC Entertainment, Inc. (a)	1,181,876
25,300	IHOP Corp.	904,728
22,100	Jack in the Box, Inc. (a)	656,370
63,300	Landry’s Restaurants, Inc.	1,892,037
27,400	The Steak n Shake Co. (a)	499,228

		5,482,629

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2004

Shares	Security Description	Value
	Common Stocks (continued)
	Geewax, Terker & Co. (continued)
	Retail — 2.37%
54,800	Big 5 Sporting Goods Corp. (a)	$1,435,212
46,500	Brookstone, Inc. (a)	932,325
94,700	Cash America International, Inc.	2,178,100
2,400	GameStop Corp. (a)	36,528
43,800	Guess?, Inc. (a)	705,180
13,700	Jo-Ann Stores, Inc. (a)	402,780
91,300	Pep Boys-Manny Moe & Jack, Inc.	2,314,454
81,500	Sonic Automotive, Inc.	1,805,225
31,300	Stage Stores, Inc. (a)	1,178,758
19,900	Stein Mart, Inc. (a)	323,574
19,620	The Sports Authority, Inc. (a)	704,358
11,800	Tractor Supply Co. (a)	493,476
48,700	United Auto Group, Inc.	1,492,655

		14,002,625

	Rubber & Plastics — 0.18%
17,300	Carlisle Co., Inc.	1,076,925

	Steel — 0.26%
45,150	Schnitzer Steel Industries, Inc.	1,533,294

	Technology — 0.13%
39,623	Metrologic Instruments, Inc. (a)	790,083

	Transportation — 1.87%
10,400	Arkansas Best Corp.	342,368
123,000	Genesee & Wyoming Inc., Class – A (a)	2,915,100
63,140	Heartland Express, Inc.	1,727,510
21,400	Kansas City Southern (a)	331,700
39,800	Marten Transport, Ltd. (a)	742,270
44,200	Overnite Corp.	1,299,480
6,300	Overseas Shipholding Group, Inc.	278,019
12,600	Pinnacle Airlines Corp. (a)	142,380
150,000	RailAmerica, Inc. (a)	2,190,000
63,600	SkyWest, Inc.	1,107,276

		11,076,103

	Total — Geewax, Terker & Co. (cost $152,716,048)	185,793,893

	Sterling Johnston Capital Management, Inc. — 28.17%
	Aerospace/Defense — 0.20%
85,600	Orbital Sciences Corp. (a)	1,182,136

	Banking — 0.49%
121,200	Ocwen Financial Corp. (a)	1,459,248
63,050	Saxon Capital, Inc. (a)	1,439,432

		2,898,680

	Business Services — 1.96%
78,100	aQuantive, Inc. (a)	771,628
156,900	Corillian Corp. (a)	790,776
37,300	CoStar Group, Inc. (a)	1,713,189

Shares	Security Description	Value
	Business Services (continued)
101,500	eFunds Corp. (a)	$1,776,250
43,750	Euronet Worldwide, Inc. (a)	1,011,938
174,250	MPS Group, Inc. (a)	2,111,909
35,400	Resources Connection, Inc. (a)	1,384,494
131,250	Ventiv Health, Inc. (a)	2,031,750

		11,591,934

	Casinos & Gaming — 0.44%
86,750	WMS Industries, Inc. (a)	2,585,150

	Communications — 1.97%
136,250	AudioCodes, Ltd. (a)	1,632,275
85,050	Carrier Access Corp. (a)	1,013,796
134,750	CellStar Corp. (a)	991,760
204,650	General Cable Corp. (a)	1,749,758
68,400	j2 Global Communications, Inc. (a)	1,901,520
609,600	Oplink Communications, Inc. (a)	1,170,432
132,300	Telesystem International Wireless, Inc. (a)	1,293,894
164,850	Ulticom, Inc. (a)	1,928,744

		11,682,179

	Computer Equipment — 0.07%
127,250	SimpleTech, Inc. (a)	433,923

	Computer Services — 0.35%
36,100	Open Text Corp. (a)	1,151,590
121,850	Sykes Enterprises, Inc. (a)	921,186

		2,072,776

	Computer Software — 0.60%
134,250	Actuate Corp. (a)	530,288
254,700	Opsware, Inc. (a)	2,017,224
148,550	RealNetworks, Inc. (a)	1,016,082

		3,563,594

	Construction — 0.13%
73,650	Perini Corp. (a)	785,846

	Consulting Services — 0.20%
39,000	Charles River Associates, Inc. (a)	1,207,050

	Consumer Products — 1.11%
92,050	Elizabeth Arden, Inc. (a)	1,936,732
76,500	K2, Inc. (a)	1,201,050
19,000	Oxford Industries, Inc.	827,640
427,300	Revlon, Inc., Class – A (a)	1,260,535
58,100	Skechers U.S.A., Inc. (a)	755,300
26,400	The Warnaco Group, Inc. (a)	561,528

		6,542,785

	E-Commerce — 0.40%
41,850	eCollege.com (a)	669,600
259,350	HomeStore, Inc. (a)	1,034,807
64,200	Stamps.com, Inc. (a)	654,198

		2,358,605

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2004

Shares	Security Description	Value
	Common Stocks (continued)
	Sterling Johnston Capital Management, Inc. (continued)
	Electronic Components & Instruments — 1.69%
112,700	Artesyn Technologies, Inc. (a)	$1,014,300
264,800	ASAT Holdings, Ltd. – ADR (a)	526,952
141,100	ChipMOS TECHNOLOGIES (Bermuda), Ltd. (a)	983,467
139,750	Integrated Electrical Services, Inc. (a)	1,124,988
28,800	Lipman Electronic Engineering, Ltd. (a)	1,486,080
64,600	Metrologic Instruments, Inc. (a)	1,288,124
67,900	Microsemi Corp. (a)	964,859
46,800	PLX Technology, Inc. (a)	807,768
46,750	Varian Semiconductor Equipment Associates, Inc. (a)	1,802,680

		9,999,218

	Electronics — 0.32%
18,200	Littelfuse, Inc. (a)	771,862
60,050	Vicor Corp. (a)	1,097,114

		1,868,976

	Food — 0.15%
105,400	SunOpta, Inc. (a)	900,116

	Health Care — 2.35%
25,350	ArthroCare Corp. (a)	737,178
96,700	CardioDynamics International Corp. (a)	488,335
100,450	Ciphergen Biosystems, Inc. (a)	735,294
39,000	Closure Medical Corp. (a)	979,290
199,800	GenVec, Inc. (a)	613,386
228,950	Illumina, Inc. (a)	1,453,833
28,950	Intuitive Surgical, Inc. (a)	550,050
57,400	Matria Healthcare, Inc. (a)	1,439,018
41,400	Molina Heathcare, Inc. (a)	1,580,651
228,100	Orthovita, Inc. (a)	1,172,434
152,550	TLC Vision Corp. (a)	1,775,681
155,000	TriPath Imaging, Inc. (a)	1,458,550
195,150	Vasogen, Inc. (a)	946,478

		13,930,178

	Homebuilders — 0.40%
70,750	Levitt Corp., Class – A (a)	1,822,520
29,300	Orleans Homebuilders, Inc. (a)	564,611

		2,387,131

	Insurance — 0.10%
18,350	Direct General Corp.	591,971

	Internet Services — 2.48%
200,750	Digitas, Inc. (a)	2,214,272
76,100	FindWhat.com (a)	1,760,954
35,950	InfoSpace, Inc. (a)	1,367,538
113,800	Jupitermedia Corp. (a)	1,611,408
248,000	NIC, Inc. (a)	1,778,159
112,000	Openwave Systems, Inc. (a)	1,422,400
61,850	RADVision, Ltd. (a)	766,940

Shares	Security Description	Value
	Internet Services (continued)
62,500	RADWARE, Ltd. (a)	$1,065,625
94,950	Secure Computing Corp. (a)	1,106,168
42,000	United Online, Inc. (a)	739,620
115,650	WatchGuard Technologies, Inc. (a)	834,993

		14,668,077

	Manufacturing — 1.62%
84,100	EnPro Industries, Inc. (a)	1,932,618
86,300	Fleetwood Enterprises, Inc. (a)	1,255,665
159,600	Input/Output, Inc. (a)	1,323,084
100,450	Interface, Inc., Class – A (a)	876,929
366,750	Jacuzzi Brands, Inc. (a)	2,956,005
70,050	Wabtec Corp.	1,263,702

		9,608,003

	Metals — 0.87%
41,050	Commercial Metals Co.	1,332,073
499,850	Eldorado Gold Corp. (a)	1,289,613
273,100	Hecla Mining Co. (a)	1,556,670
55,150	Metals USA, Inc. (a)	986,082

		5,164,438

	Oil & Gas — 2.17%
219,800	Brigham Exploration Co. (a)	2,017,764
81,050	Callon Petroleum Co. (a)	1,155,773
132,000	Energy Partners, Ltd. (a)	2,019,600
104,900	Oceaneering International, Inc. (a)	3,592,824
96,200	Whiting Petroleum Corp. (a)	2,419,430
107,400	Willbros Group, Inc. (a)	1,618,518

		12,823,909

	Pharmaceuticals — 4.06%
116,200	AEterna Zentaris, Inc. (a)	678,608
54,150	Alexion Pharmaceuticals, Inc. (a)	1,007,190
86,950	Array BioPharma, Inc. (a)	691,253
78,500	AtheroGenics, Inc. (a)	1,493,855
38,000	Bone Care International, Inc. (a)	889,960
142,700	Cell Therapeutics, Inc. (a)	1,051,699
62,050	Connetics Corp. (a)	1,253,410
155,200	Encysive Pharmaceuticals, Inc. (a)	1,319,200
303,500	Genaera Corp. (a)	1,274,700
41,400	Guilford Pharmaceuticals, Inc. (a)	196,650
145,150	HealthExtras, Inc. (a)	2,405,135
88,600	Impax Laboratories, Inc. (a)	1,717,067
108,650	Isolagen, Inc. (a)	1,116,922
85,500	Nektar Therapeutics (a)	1,706,580
323,850	Pharmos Corp. (a)	1,331,024
57,350	Santarus, Inc. (a)	845,913
11,850	SFBC International, Inc. (a)	371,261
62,600	Telik, Inc. (a)	1,494,262
74,700	United Therapeutics Corp. (a)	1,916,054
83,600	VaxGen, Inc. (a)	1,183,776

		23,944,519

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Small Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2004

Shares	Security Description	Value
	Common Stocks (continued)
	Sterling Johnston Capital Management, Inc. (continued)
	Real Estate Investment Trust — 0.28%
64,900	American Home Mortgage Investment Corp.	$1,682,857

	Retail — 1.76%
54,750	Cash America International, Inc.	1,259,250
52,550	Charlotte Russe Holding, Inc. (a)	1,123,519
29,950	Coldwater Creek, Inc. (a)	792,777
78,787	Hibbett Sporting Goods, Inc. (a)	2,154,824
93,450	MarineMax, Inc. (a)	2,680,145
44,700	The Sports Authority, Inc. (a)	1,604,730
30,800	West Marine, Inc. (a)	826,980

		10,442,225

	Semiconductor Equipment — 0.56%
59,350	LTX Corp. (a)	641,574
66,100	Mykrolis Corp. (a)	1,151,462
58,800	Veeco Instruments, Inc. (a)	1,517,628

		3,310,664

	Transportation — 1.09%
48,700	EGL, Inc. (a)	1,295,420
47,350	Golar LNG, Ltd. (a)	741,975
83,400	Old Dominion Freight Line, Inc. (a)	2,458,631
73,850	SCS Transportation, Inc. (a)	1,948,902

		6,444,928

	Waste Management, Inc. — 0.35%
138,550	Duratek, Inc. (a)	2,093,491

	Total — Sterling Johnston Capital Management, Inc. (cost $147,195,005)	166,765,359

	Total Common Stocks (cost $458,340,237)	570,818,447

	Mutual Funds — 1.31%
	Geewax, Terker & Co. — 1.31%
45,075	iShares Russell 2000 Value Index Fund	7,766,423

	Total Mutual Funds (cost $7,343,696)	7,766,423

Shares or Principal Amount	Security Description	Value
	Short Term Investments — 2.09%
	Frontier Capital Management Co. — 1.27%
	Repurchase Agreements — 1.27%
$7,548,134	Bankers Trust Co., Repurchase Agreement, dated 6/30/04, due 7/1/04 at 0.60% with a maturity value of $7,548,260 (collateralized by U.S. Treasury Note, 7.25%, 5/15/16, with a market value of $7,661,084)	$7,548,134

	Geewax, Terker & Co. — 0.27%
	Repurchase Agreements — 0.18%
1,064,233	Bankers Trust Co., Repurchase Agreement, dated 6/30/04, due 7/1/04 at 0.60% with a maturity value of $1,064,251 (collateralized by U.S. Treasury Note, 7.25%, 5/15/16, with a market value of $1,079,588)	1,064,233

	Time Deposit — 0.09%
516,537	Eurodollar Time Deposit, 0.25%, 7/1/04	516,537

		1,580,770

	Sterling Johnston Capital Management, Inc. — 0.55%
	Time Deposit — 0.55%
3,234,196	Eurodollar Time Deposit, 0.25%, 7/1/04	3,234,196

	Total Short Term Investments (cost $12,363,100)	12,363,100

	Warrants — 0.00%
	Frontier Capital Management Co. — 0.00%
	Electrical & Electronics — 0.00%
173	Orbital Sciences Corp., Strike Price $4.82, 8/31/04	1,579

	Total Warrants (cost $763)	1,579

	Total Investments (cost $478,047,796) — 99.83%	590,949,549
	Other assets in excess of liabilities — 0.17%	982,732

	Net Assets — 100.00%	$591,932,281

(a)	Represents non-income producing securities.
ADR—American	Depositary Receipt

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

International Equity Portfolio

Portfolio of Investments — June 30, 2004

Shares	Security Description	Value
	Common/Preferred Stocks — 96.12%
	Artisan Partners LP — 34.53%
	Australia — 0.22%
80,490	Commonwealth Bank of Australia (Banking)	$1,832,508

	Austria — 0.06%
3,000	Erste Bank der oesterreichischen Sparkassen AG (Banking)	472,274

	Belgium — 0.58%
150,400	Interbrew (Brewery)	4,795,851

	Brazil — 0.60%
200	Banco Bradesco SA – ADR (Banking)	9,190
16,180	Banco Bradesco SA – Preferred (Banking), 5.88%	746,810
5,473,700	Banco Itau Holding Financeira SA – Preferred (Banking), 3.41%	506,890
15,100	Companhia de Bebidas das Americas – ADR (Beverages)	303,057
39,200	Petroleo Brasileiro SA – ADR (Oil & Gas)	1,100,344
290,300	Telesp Celular Participacoes SA (Telecommunications Services) (a)	2,287,563

		4,953,854

	Canada — 1.01%
43,800	CanWest Global Communications Corp. (Media) (a)	344,122
90,667	Corus Entertainment, Inc. – B Shares (Multimedia)	1,763,857
129,400	EnCana Corp. (Oil & Gas)	5,589,645
143,800	Nortel Networks Corp. – ADR (Telecommunications Equipment) (a)	717,562

		8,415,186

	Denmark — 0.37%
29,000	H. Lundbeck A/S (Pharmaceuticals)	632,886
48,150	Novo-Nordisk A/S, Class – B (Pharmaceuticals)	2,484,810

		3,117,696

	France — 1.23%
58,653	Credit Agricole SA (Banking)	1,430,429
241,291	JC Decaux SA (Advertising) (a)	5,175,510
44,300	M6 Metropole Television (Media)	1,251,630
12,400	Total SA (Oil & Gas)	2,369,392

		10,226,961

	Germany — 4.24%
83,515	Allianz AG (Financial Services)	9,063,600
58,938	Deutsche Boerse AG (Financial Services)	3,014,904

Shares	Security Description	Value
	Germany (continued)
206,800	Deutsche Telekom AG (Telecommunications Services) (a)	$3,643,884
56,983	Henkel KGaA (Diversified Chemicals/Materials)	4,877,852
78,840	Linde AG (Manufacturing)	4,348,299
69,610	Muenchener Rueckversicherungs-Gesellschaft AG (Financial Services)	7,580,001
145,100	ProSiebenSat.1 Media AG – Preferred (Media), 0.14%	2,618,637
2,500	Schering AG (Pharmaceuticals)	147,852

		35,295,029

	Greece — 0.06%
27,900	OPAP SA (Gambling)	528,010

	Hong Kong — 0.64%
311,800	China Mobile (Hong Kong), Ltd. (Cellular Telecommunications Services)	943,492
566,600	Citic Pacific, Ltd. (Conglomerate)	1,387,586
4,509,000	CNOOC, Ltd. (Oil & Gas)	1,907,849
649,100	Hong Kong & China Gas Co., Ltd. (Oil & Gas)	1,069,460

		5,308,387

	Italy — 0.70%
182,900	Banca Intesa SpA (Banking)	715,921
130,300	ENI SpA (Oil & Gas)	2,593,049
271,991	Saipem SpA (Oil & Gas)	2,480,860

		5,789,830

	Japan — 5.58%
6,900	AEON Co., Ltd. (Retail)	277,725
236,000	All Nippon Airways Co., Ltd. (Airlines)	774,233
6,000	Canon, Inc. (Business Equipment)	317,037
90,400	Credit Saison Co., Ltd. (Banking)	2,724,793
535	East Japan Railway Co. (Transportation)	3,008,822
400	Fuji Television Network, Inc. (Television)	918,949
140,800	Honda Motor Co., Ltd. (Automobiles)	6,805,808
586,000	Japan Airlines System Corp. (Airlines) (a)	1,879,379
7,200	KEYENCE Corp. (Electronics)	1,646,830
103,500	KOMATSU, Ltd. (Machinery)	628,685
986,500	Nikko Cordial Corp. (Financial Services)	4,795,612
6,050	Nippon Broadcasting System, Inc. (Radio)	306,336

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2004

Shares	Security Description	Value
	Common/Preferred Stocks (continued)
	Artisan Partners LP (continued)
	Japan (continued)
182,400	Nomura Holdings, Inc. (Financial Services)	$2,707,002
16,700	ORIX Corp. (Financial Services)	1,918,305
58,000	Promise Co., Ltd. (Diversified Financial Services)	3,880,169
13,000	Seven-Eleven Japan Co., Ltd. (Retail)	425,289
17,700	SMC Corp. (Machinery)	1,919,316
523,000	The Bank of Yokohama, Ltd. (Banking)	3,277,761
33,500	The Fuji Fire & Marine Insurance Co., Ltd. (Insurance)	92,354
415,700	The Sumitomo Trust & Banking Co., Ltd. (Financial Services)	2,968,194
73,000	Tokyo Broadcasting System, Inc. (Media)	1,287,999
424,000	Tokyu Corp. (Transportation)	2,178,056
105,700	Yamato Transport Co., Ltd. (Transport-Services)	1,729,937

		46,468,591

	Luxembourg — 0.16%
22,425	RTL Group (Multimedia)	1,315,570

	Mexico — 0.86%
101,800	Grupo Televisa SA – ADR (Multimedia)	4,608,486
843,200	Wal-Mart de Mexico SA de CV, Series V (Retail)	2,512,629

		7,121,115

	Netherlands — 1.87%
280,500	ASML Holding NV (Semiconductors) (a)	4,757,800
32,600	ASML Holding NV – New York Shares – ADR (Semiconductors) (a)	557,786
351,045	Fortis AG (Banking)	7,765,087
249,200	Koninklijke Ahold NV (Food) (a)	1,959,990
7,100	Unilever NV (Consumer Products)	485,699

		15,526,362

	Norway — 0.30%
358,400	Telenor ASA (Telecommunications)	2,493,991

	Russia — 0.56%
28,900	Lukoil – ADR (Oil & Gas)	3,040,280
6,500	Mobile Telesystems – ADR (Telecommunications)	793,000
29,900	Sibneft – ADR (Oil & Gas)	819,260

		4,652,540

	Singapore — 0.68%
332,050	DBS Group Holdings, Ltd. (Banking)	2,783,675
76,400	Singapore Airlines, Ltd. (Airlines)	498,155

Shares	Security Description	Value
	Singapore (continued)
1,841,200	Singapore Telecommunications, Ltd. (Telecommunications)	$2,411,772

		5,693,602

	South Korea — 0.17%
3,343	Samsung Electronics Co., Ltd. (Electronics)	1,381,812

	Spain — 1.89%
94,913	Altadis SA (Tobacco)	2,939,718
43,200	Amadeus Global Travel Distribution SA, Class – A (Travel)	283,935
22,100	Industria de Diseno Textil SA (Apparel)	508,253
245,900	Promotora de Informaciones SA (Media)	4,305,853
182,500	Repsol YPF SA (Oil & Gas)	4,005,729
251,330	Telefonica SA (Telecommunication Services)	3,723,632

		15,767,120

	Sweden — 0.99%
1,752,600	Telefonaktiebolaget LM Ericsson (Telecommunications Equipment) (a)	5,179,133
103,600	Telefonaktiebolaget LM Ericsson – ADR (Telecommunications) (a)	3,099,712

		8,278,845

	Switzerland — 4.58%
391,440	Clariant AG (Chemicals)	5,733,434
176,600	Credit Suisse Group (Banking) (a)	6,289,979
7,121	Julius Baer Holding Ltd. AG, Class – B (Banking)	1,980,589
29,685	Nestle SA, Class – B (Food)	7,935,640
37,900	Roche Holding AG – Genusschein (Pharmaceuticals)	3,761,486
4,455	Serono SA (Pharmaceuticals)	2,813,346
25,200	Swiss Re (Diversified Financial Services)	1,640,804
112,160	UBS AG – Registered (Banking)	7,922,299

		38,077,577

	Taiwan — 0.33%
155,900	Chunghwa Telecom Co., Ltd. – ADR (Telecommunications)	2,750,076

	Thailand — 0.03%
107,600	Advanced Information Service Public Co., Ltd. (Telecommunications)	239,345

	United Kingdom — 6.82%
125,419	Allied Domecq PLC (Beverages)	1,073,444
8,700	AstraZeneca PLC (Pharmaceuticals)	391,539
212,200	BP PLC (Oil & Gas)	1,879,883

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2004

Shares	Security Description	Value
	Common/Preferred Stocks (continued)
	Artisan Partners LP (continued)
	United Kingdom (continued)
33,100	British American Tobacco PLC (Tobacco)	$514,513
532,867	British Sky Broadcasting Group PLC (Television)	6,029,285
13,820	Carnival PLC (Cruise Lines)	673,248
996,492	Compass Group PLC (Food – Services)	6,099,798
250,921	Diageo PLC (Food & Beverages)	3,393,709
1,189,300	Imperial Chemical Industries PLC (Chemicals)	4,986,765
3,474,837	ITV PLC (Television)	7,300,844
358,040	Kesa Electricals PLC (Retail)	1,883,916
1,343,537	Kingfisher PLC (Retail)	6,996,031
1,071,729	Marks & Spencer Group PLC (Retail – Department Stores)	7,072,110
115,300	Pearson PLC (Media)	1,405,273
1,480,900	Tesco PLC (Food – Retail)	7,172,523

		56,872,881

	Total – Artisan Partners LP (cost $235,471,054)	287,375,013

	Capital Guardian Trust Co. — 61.59%
	Australia — 2.07%
195,100	Amcor Ltd. (Packaging)	950,261
144,199	ANZ Group, Ltd. (Banking)	1,842,007
251,991	BHP Billiton, Ltd. (Mining)	2,206,425
132,100	Brambles Industries, Ltd. (Commerical Services)	553,869
269,639	Foster’s Brewing Group, Ltd. (Brewery)	889,360
250,400	Insurance Australia Group, Ltd. (Insurance)	874,898
216,400	James Hardie Industries NV (Building Products)	907,322
63,289	National Australia Banking Group, Ltd. (Banking)	1,319,714
121,529	News Corp. Ltd. (Multimedia)	997,862
380,700	Promina Group, Ltd. (Insurance)	1,064,133
174,490	QBE Insurance Group, Ltd. (Insurance)	1,560,750
101,248	Rinker Group, Ltd. (Construction)	569,554
52,400	Wesfarmers, Ltd. (Conglomerate)	1,076,543
314,300	WMC Resources, Ltd. (Mining)	1,080,594
163,000	Woolworths, Ltd. (Retail)	1,298,510

		17,191,802

	Belgium — 0.06%
10,900	UCB SA (Pharmaceuticals)	508,745

Shares	Security Description	Value
	Brazil — 0.17%
7,000	Companhia Vale do Rio Doce – ADR (Metals – Diversified)	$332,850
28,000	Companhia Vale do Rio Doce – SP ADR (Metals – Diversified)	1,094,800

		1,427,650

	Canada — 2.00%
102,500	Abitibi-Consolidated, Inc. (Paper & Related Products)	703,107
56,800	Alcan Aluminium, Ltd. (Building Materials)	2,350,521
706,800	Bombardier, Inc., Class – B (Aerospace)	2,130,097
15	Canadian Pacific Railway, Ltd. (Transportation)	369
21	EnCana Corp. (Oil & Gas)	906
5	Fairmont Hotels & Resorts, Inc. (Hotels)	135
24,700	Great-West Lifeco, Inc. (Insurance)	892,526
70,500	Inco, Ltd. (Metals & Mining) (a)	2,436,480
26,900	Manulife Financial Corp. (Insurance)	1,089,996
35,200	Suncor Energy, Inc. (Oil & Gas)	897,483
58,600	Telus Corp. (Telecommunications Services)	884,777
157,200	Thomson Corp. (Publishing & Printing)	5,247,856

		16,634,253

	Denmark — 0.34%
41,600	Novo Nordisk A/S (Pharmaceutical)	2,146,793
20,300	TDC A/S, Class – B (Telecommunications)	661,200

		2,807,993

	Finland — 0.51%
183,200	Nokia Oyj (Telecommunications Equipment)	2,649,454
82,700	UPM-Kymmene (Paper Products)	1,577,206

		4,226,660

	France — 6.20%
46,200	Accor SA (Hotels)	1,954,306
6,500	Aventis SA (Pharmaceuticals)	494,430
139,900	BNP Paribas SA (Banking)	8,623,530
125,400	Bouygues SA (Wireless Telecommunications Services)	4,208,159
31,400	Carrefour SA (Food – Retail)	1,526,972
6,600	Compagnie Generale des Etablissements Michelin, Class – B (Tire & Rubber)	365,783
27,600	Essilor International SA (Optical Supplies)	1,805,614

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2004

Shares	Security Description	Value
	Common/Preferred Stocks (continued)
	Capital Guardian Trust Co. (continued)
	France (continued)
11,600	France Telecom SA (Telecommunications)	$302,987
41,760	Groupe Danone (Food Products & Services)	3,651,118
24,200	L’Air Liquide SA (Chemicals)	4,010,338
29,700	L’Oreal SA (Cosmetics & Toiletries)	2,377,592
28,700	Renault SA (Automobiles)	2,190,798
205,600	Sanofi-Synthelabo SA (Pharmaceuticals)	13,061,921
38,200	Schneider Electric SA (Hand/Machine Tools)	2,613,199
19,500	Societe Generale (Banking)	1,660,914
98,300	Vivendi Universal SA (Multimedia) (a)	2,732,968

		51,580,629

	Germany — 3.35%
30,800	Allianz AG Holdings (Insurance)	3,342,620
108,100	Bayerische Hypo – und Vereinsbank AG (Banking) (a)	1,931,121
40,900	Bayerische Motoren Werke AG (Automobiles)	1,812,900
122,100	DaimlerChrysler AG (Automobiles)	5,732,217
10,000	Deutsche Bank AG (Banking)	788,342
36,738	Deutsche Boerse AG (Financial Services)	1,879,289
19,200	E.ON AG (Utilities)	1,386,019
108,000	Infineon Technologies AG (Semiconductors) (a)	1,457,866
12,600	Infineon Technologies AG – ADR (Semiconductors) (a)	171,360
29,100	Muenchener Rueckversicherungs-Gesellschaft AG (Insurance)	3,168,769
11,000	SAP AG (Software)	1,837,636
4,100	SAP AG (Software)	171,421
42,700	Siemens AG (Industrial Conglomerates)	3,079,845
53,100	ThyssenKrupp AG (Metals)	909,739
10,700	TUI AG (Travel Services)	204,847

		27,873,991

	Hong Kong — 1.08%
116,000	Cheung Kong Holdings (Real Estate)	855,216
192,000	Esprit Holdings, Ltd. (Distribution)	859,165
1,219,000	Hang Lung Properties, Ltd. (Real Estate)	1,570,796
80,600	Hang Seng Bank (Banking)	1,033,439

Shares	Security Description	Value
	Hong Kong (continued)
109,000	Hongkong Land Holdings, Ltd. (Real Estate)	$170,040
1,006,000	Johnson Electric Holdings, Ltd. (Electronics)	1,025,451
1,232,000	Li & Fung, Ltd. (Distributors)	1,800,801
119,000	Sun Hung Kai Properties, Ltd. (Real Estate)	976,510
107,200	Swire Pacific, Ltd. (Diversified Financial Services)	694,122

		8,985,540

	India—0.03%
2,600	Infosys Technologies, Ltd. – ADR (Applications Software)	241,202

	Ireland — 0.23%
89,400	CRH PLC (Construction)	1,892,489

	Italy — 0.63%
359,000	Credito Italiano (Financial – Banking)	1,777,324
176,200	ENI SpA (Oil & Gas)	3,506,487

		5,283,811

	Japan — 14.60%
23,600	Advantest Corp. (Electrical & Electronics)	1,585,334
95,000	AEON Co., Ltd. (Retail)	3,823,746
10,730	AIFUL Corp. (Diversified Financial Services)	1,123,090
31,000	Canon, Inc. (Business Equipment)	1,638,026
69,000	Dai Nippon Printing (Printing & Publishing)	1,105,192
63,000	Daiwa House Industries Co., Ltd. (Manufacturing/Housing)	732,935
195	East Japan Railway Co. (Transportation)	1,096,673
36,600	Fanuc, Ltd. (Electronic Components)	2,189,542
17,900	Hirose Electric Co., Ltd. (Electrical & Electronics)	1,972,257
20,800	Honda Motor Co., Ltd. (Automobiles)	1,005,403
17,900	Hoya Corp. (Electrical Components)	1,878,497
141,000	Japan Airlines System Corp. (Airlines) (a)	452,205
126,700	Kansai Electric Power Co. (Electrical & Electronics)	2,315,809
4,700	KEYENCE Corp. (Electrical & Electronics)	1,075,014
167,000	Konica Minolta Holdings, Inc. (Business Equipment)	2,311,174
15,100	Kyocera Corp. (Electronics)	1,284,929

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2004

Shares	Security Description	Value
	Common/Preferred Stocks (continued)
	Capital Guardian Trust Co. (continued)
	Japan (continued)
295	Millea Holdings, Inc. (Insurance)	$4,391,656
187,000	Mitsubishi Corp. (Distribution/Wholesale)	1,821,540
492,000	Mitsubishi Estate Co., Ltd. (Real Estate)	6,121,743
232,000	Mitsubishi Heavy Industries, Ltd. (Manufacturing – Diversified)	631,060
48,000	Mitsubishi Motors Corp. (Automobiles) (a)	78,515
371	Mitsubishi Tokyo Financial Group, Inc. (Financial Services)	3,443,393
123,000	Mitsui Fudosan Co., Ltd. (Real Estate)	1,478,441
456,730	Mitsui Sumitomo Insurance Co., Ltd. (Insurance)	4,302,042
195	Mizuho Financial Group, Inc. (Banking)	887,015
25,000	Murata Manufacturing Co., Ltd. (Electrical & Electronics)	1,428,965
849,000	NEC Corp. (Electrical & Electronics)	5,991,841
13,800	NEC Electronics Corp. (Electrical & Electronics)	849,660
11,600	Nidec Corp. (Electrical Components)	1,191,766
163,000	Nikko Cordial Corp. (Financial Services)	792,382
116,000	Nikon Corp. (Semiconductors)	1,309,024
19,900	Nintendo Co., Ltd. (Toys)	2,313,316
472,000	Nissan Motor Co., Ltd. (Automobiles)	5,261,313
1,000	Nissin Food Products Co., Ltd. (Food)	25,914
41,300	Nitto Denko Corp. (Chemical)	2,117,754
77,000	Nomura Securities Co., Ltd. (Diversified Financial Services)	1,142,759
39,000	Omron Corp. (Electronic Components)	915,686
7,500	ORIX Corp. (Diversified Financial Services)	861,514
47,000	Ricoh Co., Ltd. (Electrical & Electronics)	1,002,022
18,200	Rohm Co. (Semiconductors)	2,184,268
103,000	Sankyo Pharmaceutical (Pharmaceuticals)	2,238,513
226,000	Sekisui House (Manufacturing/Housing)	2,515,034
14,100	Shimamura Co., Ltd. (Retail Apparel)	1,225,749
146,000	Shionogi & Co., Ltd. (Pharmaceuticals)	2,516,964
22,500	SMC Corp. (Manufacturing)	2,439,809
20,500	Softbank Corp. (Software)	904,246

Shares	Security Description	Value
	Japan (continued)
169,200	Sompo Japan Insurance, Inc. (Insurance)	$1,733,670
31,300	Sony Corp. (Electrical & Electronics)	1,182,163
415,000	Sumitomo Chemical Co., Ltd. (Chemicals)	1,941,141
57,000	Sumitomo Forestry Co., Ltd. (Forestry)	656,846
629	Sumitomo Mitsui Financial Group, Inc. (Banking)	4,323,580
159,000	Suzuki Motor Corp. (Automobiles)	2,808,289
39,100	Takeda Chemical Industries, Ltd. (Pharmaceuticals)	1,721,090
13,500	TDK Corp. (Electrical & Electronics)	1,027,201
77,900	Tokyo Electron, Ltd. (Semiconductors)	4,381,070
371,000	Tokyo Gas Co., Ltd. (Oil & Gas)	1,319,399
110,500	Toyota Motor Corp. (Auto Related)	4,488,237
577	UFJ Holdings, Inc. (Banking)	2,555,725
23,800	Uni-Charm Corp. (Cosmetics & Toiletries)	1,189,781
76	Yahoo Japan Corp. (Internet Service Provider) (a)	740,305
33,000	Yamanouchi Pharmaceutical Co., Ltd. (Pharmaceuticals)	1,112,939
145,000	Yamato Transport Co., Ltd. (Transport – Services)	2,373,139

		121,528,305

	Luxembourg — 0.08%
81,500	SES Global – FDR (Telecommunications Services)	690,699

	Mexico — 0.27%
31,600	America Movil SA de CV, Series L – ADR (Telecommunications Services)	1,149,292
33,200	Telefonos de Mexico SA de CV – ADR (Telecommunications Services)	1,104,564

		2,253,856

	Netherlands — 6.24%
333,303	ABN Amro Holding NV (Diversified Financial Services)	7,307,606
333,587	Aegon NV (Insurance)	4,031,150
29,600	Elsevier (Publishing & Printing)	416,528
75,000	Heineken Holding NV, Class – A (Brewery)	2,202,236
152,258	Heineken NV (Brewery)	5,014,769
170,480	ING Groep NV (Diversified Financial Services)	4,032,936
39,300	Koninklijke (Royal) Philips Electronics NV (Household Durables)	1,060,523

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2004

Shares	Security Description	Value
	Common/Preferred Stocks (continued)
	Capital Guardian Trust Co. (continued)
	Netherlands (continued)
23,400	Koninklijke Numico NV – CVA (Food & Beverage) (a)	$753,582
918,100	KPNQwest NV (Telecommunications Services)	7,008,265
245,400	Royal Dutch Petroleum Co. (Oil & Gas)	12,621,974
17,000	Royal Dutch Petroleum Co., New York Shares – ADR (Oil & Gas)	878,390
71,800	STMicroelectronics N.V. (Semiconductors)	1,578,579
68,000	TPG NV (Transport – Services)	1,557,223
26,100	Unilever NV (Consumer Goods)	1,785,458
57,205	VNU NV (Printing & Publishing)	1,665,070

		51,914,289

	Norway — 0.71%
198,200	DNB NOR ASA (Financial Services)	1,353,458
25,100	Norsk Hydro ASA (Oil & Gas)	1,632,482
193,100	Statoil ASA (Oil & Gas)	2,453,267
56,800	Yara International ASA (Agricultural) (a)	459,215

		5,898,422

	Russia — 0.15%
40,100	YUKOS – ADR (Oil & Gas)	1,275,180

	Singapore — 0.76%
3,640,160	Singapore Telecommunications, Ltd. (Telecommunications Services)	4,768,213
127,360	United Overseas Bank, Ltd. (Banking)	993,552
51,000	Venture Corp., Ltd. (Computers)	534,436

		6,296,201

	South Africa — 0.03%
15,800	Sasol, Ltd. (Oil & Gas)	246,739

	South Korea — 0.46%
4,180	Samsung Electronics (Electronics)	1,727,782
10,340	Samsung Electronics – GDR (Electronics)	2,127,455

		3,855,237

	Spain — 1.78%
433,000	Banco Bilbao Vizcaya Argentaria SA (Banking)	5,797,442
7,300	Iberdrola SA (Utilities)	154,443
174,100	Industria de Diseno Textil SA (Apparel)	4,003,932

Shares	Security Description	Value
	Spain (continued)
326,149	Telefonica SA (Telecommunications Services)	$4,832,129

		14,787,946

	Sweden — 0.67%
87,800	Assa Abloy AB, Class – B (Metal Products)	1,124,907
177,000	ForeningsSparbanken AB (Banking)	3,392,791
31,800	Scania AB, Class – B (Automotive)	1,083,648

		5,601,346

	Switzerland — 6.56%
255,977	ABB, Ltd. (Engineering) (a)	1,403,428
58,380	Credit Suisse Group (Diversified Financial Services) (a)	2,079,326
105,777	Holcim, Ltd., Class – B (Building Products)	5,765,498
29,925	Nestle SA (Food)	7,999,800
229,677	Novartis AG (Pharmaceuticals)	10,156,600
238,551	Richemont AG INH A Units (Retail-Specialty)	6,243,491
29,499	Roche Holding AG (Pharmaceuticals)	2,927,706
2,065	Serono SA, Class – B (Medical)	1,304,054
101,411	Swiss Re (Diversified Financial Services)	6,602,997
16,249	Swisscom AG (Telecommunications Services)	5,384,253
11,976	Syngenta AG (Chemicals) (a)	1,006,467
7,940	Synthes, Inc. (Medical Products)	907,183
40,003	UBS AG-Registered (Banking)	2,825,568

		54,606,371

	Taiwan — 0.42%
417,960	Taiwan Semiconductor Manufacturing Co., Ltd. – ADR (Semiconductors)	3,473,244

	United Kingdom — 12.19%
22,540	Adecco SA (Human Resources) (a)	1,125,737
47,300	Anglo American PLC (Mining)	970,570
519,300	ARM Holdings PLC (Semiconductor Equipment)	1,133,590
334,300	AstraZeneca PLC (Pharmaceuticals)	15,218,918
20,551	AstraZeneca PLC (Pharmaceuticals)	924,888
106,200	Barclays PLC (Banking)	907,503
1,182,600	BG Group PLC (Oil & Gas)	7,308,932
294,288	Billiton PLC (Metals & Mining)	2,561,599
117,600	Brambles Industries PLC (Diversified Operations)	455,663
267,635	British Aerospace PLC (Aerospace/Defense)	1,067,429

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2004

Shares or Principal Amount		Security Description	Value
		Common/Preferred Stocks (continued)
		Capital Guardian Trust Co. (continued)
		United Kingdom (continued)
421,900		Centrica PLC (Gas – Distribution)	$1,722,989
63,200		Compass Group PLC (Food Services)	386,864
211,100		Diageo PLC (Wine & Spirits)	2,855,129
300,700		HBOS PLC (Diversified Financial Services)	3,733,298
368,100		HSBC Holdings PLC (Banking)	5,490,808
134,800		Lloyds TSB Group PLC (Financial)	1,058,714
439,900		National Grid Group PLC (Electrical Utilities)	3,404,945
281,400		Pearson PLC (Printing & Publishing)	3,429,695
39,300		Reckitt & Colman (Household Products)	1,115,969
336,700		Reed International PLC (Publishing)	3,282,952
69,500		Rio Tinto PLC (Mining)	1,676,428
275,600		Royal Bank of Scotland Group PLC (Banking)	7,961,342
300,300		Shell Transport & Trading Co. PLC (Oil & Gas)	2,209,685
309,500		Smiths Group PLC (Manufacturing – Diversified)	4,202,880
182,700		Standard Chartered PLC (Banking)	2,984,499
363,600		Unilever PLC (Consumer Goods)	3,578,308
8,311,516		Vodafone (Telecommunications Services)	18,256,770
64,300		Wolseley PLC (Distribution/Wholesale)	1,000,078
107,500		Xstrata PLC (Minerals)	1,441,227

			101,467,409

		Total – Capital Guardian Trust Co. (cost $451,598,010)	512,550,009

		Total Common/Preferred Stocks (cost $687,069,064)	799,925,022

		Convertible Bonds — 0.58%
		Capital Guardian Trust Co. — 0.58%
		Japan — 0.50%
111,000,000	*	Sumitomo Mitsui Financial Group, Inc., 2.25%, 7/11/05 (Banking)	2,450,629

Shares or Principal Amount		Security Description	Value
		Japan (continued)
78,000,000	*	Sumitomo Mitsui Financial Group, Inc., 2.25% 7/11/05 (Banking)	$1,724,047

			4,174,676

		Switzerland — 0.08%
605,000	**	Credit Suisse Group Financial, 6.00%, 12/23/05 (Financial Services)	643,545

		Total Convertible Bonds (cost $2,491,493)	4,818,221

		Short Term Investments — 2.88%
		Artisan Partners LP — 0.35%
		Time Deposit — 0.35%
$2,951,887		Eurodollar Time Deposit, 0.25%, 7/1/04	2,951,887

		Capital Guardian Trust Co. — 2.53%
		Time Deposit — 2.53%
21,040,673		Eurodollar Time Deposit, 0.25%, 7/1/04	21,040,673

		Total Short Term Investments (cost $23,992,560)	23,992,560

		Total Investments (cost $713,553,117) — 99.58%	828,735,803
		Other assets in excess of liabilities — 0.42%	3,515,162

		Net Assets — 100.00%	$832,250,965

(a)	Represents non-income producing securities.

*	Principal amount is denominated in Japanese Yen.

**	Principal amount is denominated in Swiss Franc.

ADR — American Depositary Receipt

FDR — Fiduciary Depositary Receipt

GDR — Global Depository Receipt

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2004

Foreign Currency Contracts

Contract Amount (Local Currency)	Currency	Trade Date	Settlement Date	Value on Trade Date	Value on 6/30/04	Unrealized Gain/(Loss)
	Currencies Purchased
4,188,696	Canadian Dollar	4/15/04	7/20/04	$3,112,043	$3,139,044	$27,001
255,310	Danish Kroner	6/28/04	7/1/04	41,801	41,893	92
313,537	Euro	6/28/04	7/1/04	382,070	382,327	257
11,411	Euro	6/29/04	7/1/04	13,787	13,914	127
50,649	Euro	6/29/04	7/2/04	61,192	61,761	569
310,856	Euro	6/30/04	7/2/04	379,089	379,058	(31)
198,808	Euro	6/28/04	7/1/04	242,201	242,426	225
351,004	Euro	6/29/04	7/2/04	425,582	428,014	2,432
542,100	Euro	6/30/04	7/2/04	660,983	661,037	54
5,861	Euro	6/30/04	7/2/04	7,146	7,146	0
12,613,572	Japanese Yen	6/29/04	7/2/04	116,684	115,912	(772)
323,485	Japanese Yen	6/30/04	7/2/04	2,973	2,973	0

	Total Currency Purchased			$5,445,551	$5,475,505	$29,954

	Currencies Sold
123,224	British Pound	6/28/04	7/1/04	$225,306	$224,158	$1,148
417,735	British Pound	6/29/04	7/2/04	755,076	759,901	(4,825)
216,909	British Pound	6/30/04	7/6/04	394,168	394,364	(196)
21,864	Canadian Dollar	6/29/04	7/2/04	16,244	16,391	(147)
13,687	Canadian Dollar	6/30/04	7/6/04	10,263	10,260	3
4,201,253	Canadian Dollar	5/3/04	8/6/04	3,050,000	3,147,470	(97,470)
46,165	Euro	6/28/04	7/1/04	56,256	56,294	(38)
373,207	Euro	6/29/04	7/1/04	452,514	455,089	(2,575)
166,189	Euro	6/30/04	7/6/04	202,604	202,625	(21)
1,045,998	Hong Kong Dollar	6/29/04	7/2/04	134,114	134,116	(2)
336,561,686	Japanese Yen	4/15/04	7/20/04	3,112,043	3,095,059	16,984
11,420,558	Japanese Yen	6/28/04	7/1/04	105,810	104,949	861
26,288,200	Japanese Yen	6/29/04	7/2/04	243,033	241,575	1,458
3,228,138	Japanese Yen	6/30/04	7/6/04	29,678	29,670	8
189,976,644	Japanese Yen	6/3/04	9/7/04	1,716,000	1,751,009	(35,009)
31,649,871	Japanese Yen	6/28/04	7/1/04	292,710	290,846	1,864
1,468,417	Norwegian Krone	6/29/04	7/2/04	212,839	211,997	842
75,885	Swedish Krone	6/29/04	7/1/04	10,065	10,101	(36)
106,694	Swedish Krone	6/30/04	7/6/04	14,194	14,201	(7)
1,167,570	Swiss Franc	5/10/04	8/12/04	900,000	935,640	(35,640)
4,677,772	Swiss Franc	5/21/04	8/25/04	3,671,000	3,750,216	(79,216)
5,847,566	Swiss Franc	6/3/04	9/7/04	4,680,000	4,690,165	(10,165)
303,440	Swiss Franc	6/29/04	7/2/04	240,392	242,868	(2,476)

	Total Currency Sold			$20,524,309	$20,768,964	$(244,655)

	Net Unrealized Loss					$(214,701)

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Fixed Income Portfolio

Portfolio of Investments — June 30, 2004

Principal Amount	Security Description	Rate %	Maturity Date	Value
	U.S. Government Agency Mortgages — 32.96%
$1,508,251	Fannie Mae, Pool #380433	6.490	8/1/08	$1,623,467
731,068	Fannie Mae, Pool #555440	6.000	11/1/17	763,411
827,540	Fannie Mae, Pool #555446	5.500	3/1/18	848,797
3,873	Fannie Mae, Pool #560912	9.500	10/1/30	4,275
80,388	Fannie Mae, Pool #564235	9.000	11/1/30	88,116
2,109	Fannie Mae, Pool #564319	9.500	11/1/30	2,340
736,882	Fannie Mae, Pool #636884	6.500	4/1/32	767,817
714,895	Fannie Mae, Pool #720196	5.500	7/1/33	713,540
529,940	Fannie Mae, Pool #720359	5.000	6/1/18	531,826
267,813	Fannie Mae, Pool #739505	5.500	9/1/33	266,878
265,573	Fannie Mae, Pool #740734	4.500	11/1/18	260,224
40,931	Fannie Mae, Pool #747631	6.500	11/1/33	42,649
834,071	Fannie Mae, Pool #753108	5.500	12/1/33	832,490
57,947	Fannie Mae, Pool #753199	6.000	1/1/34	59,230
953,811	Fannie Mae, Pool #775826	5.500	6/1/34	950,484
50,849	Fannie Mae, Series 1998-36, Class J	6.000	7/18/28	52,395
1,020,719	Fannie Mae, Series 1998-M1, Class A2	6.250	1/25/08	1,082,343
827,933	Fannie Mae, Series 1998-M6, Class A2	6.320	8/15/08	881,753
888,378	Fannie Mae, Series 2001-14, Class Z	6.000	5/25/31	892,328
130,000	Fannie Mae, Series 2001-44, Class QC	6.000	9/25/16	134,905
628,594	Fannie Mae, Series 2001-60, Class PM	6.000	3/25/30	646,555
72,990	Fannie Mae, Series 2001-66, Class A	6.000	6/25/29	73,055
55,000	Fannie Mae, Series 2002-11, Class QC	5.500	3/25/17	56,198
500,000	Fannie Mae, Series 2002-31, Class PD	6.000	11/25/21	520,654
206,250	Fannie Mae, Series 2002-56, Class VD	6.000	4/25/20	210,180
465,272	Fannie Mae, Series 2002-60, Class A2	4.750	2/25/44	471,916
852,096	Fannie Mae, Series 2002-T16, Class A2	7.000	7/25/42	902,690
461,315	Fannie Mae, Series 2002-T19, Class A2	7.000	7/25/42	488,706
24,569	Fannie Mae, Series 2002-T19, Class A3	7.500	7/25/42	26,327
45,520	Fannie Mae, Series 2002-T4, Class A2	7.000	12/25/41	48,222
194,025	Fannie Mae, Series 2002-W10, Class A2	4.700	8/25/42	194,752
127,433	Fannie Mae, Series 2002-W9, Class A2	4.700	8/25/42	128,081
1,130,000	Fannie Mae, Series 2003-106, Class WB	4.500	10/25/15	1,148,588
1,120,000	Fannie Mae, Series 2003-122, Class TU	4.000	5/25/16	1,124,472
963,858	Fannie Mae, Series 2003-33, Class PU	4.500	5/25/33	973,544
609,204	Fannie Mae, Series 2003-6, Class JT	4.500	6/25/16	609,216
350,000	Fannie Mae, Series 2003-63, Class A2	2.340	7/25/44	349,654
1,465,802	Fannie Mae, Series 2003-9, Class UK	4.500	11/25/16	1,484,711
820,000	Fannie Mae, Series 2003-92, Class KH	5.000	3/25/32	787,840
805,000	Fannie Mae, Series 2003-W10, Class 3A2B	3.056	7/25/37	795,694
1,025,000	Fannie Mae, Series 2003-W14, Class 1A5	4.710	9/25/43	1,042,548
780,000	Fannie Mae, Series 2003-W18, Class 1A3	4.732	8/25/43	790,725
60,000	Fannie Mae, Series 2003-W19, Class 1A3	4.783	11/25/33	60,257
519,482	Fannie Mae, Series 2003-W3, Class 1A2	7.000	8/25/42	546,505
1,129,066	Fannie Mae, Series 2003-W8, Class 2A	7.000	10/25/42	1,187,902
1,060,000	Fannie Mae, Series 2004-29, Class QG	4.500	12/25/32	981,672
560,225	Fannie Mae, Series 2004-T2, Class 1A3	7.000	11/25/43	591,636
273,498	Fannie Mae, Series 2004-T3, Class 1A3	7.000	2/25/44	289,737
880,000	Fannie Mae, Series 2004-W1, Class 1A3	4.490	11/25/43	888,304
1,589,170	Fannie Mae, Series 2004-W2, Class 5A	7.500	3/25/44	1,702,891
730,000	Fannie Mae, Series 2561, Class TU	4.160	6/25/42	729,307
27,872	Fannie Mae, Series T-48, Class 1A2B	4.688	7/25/22	28,109

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2004

Principal Amount	Security Description	Rate %	Maturity Date	Value
	U.S. Government Agency Mortgages (continued)
$2,880,000	Fannie Mae, TBA	0.000	7/1/18	$2,882,700
15,000	Fannie Mae, TBA	0.000	7/1/33	14,653
480,000	Fannie Mae, TBA	0.000	7/1/34	448,800
55,842	Freddie Mac, Gold Pool #A15111	6.000	10/1/33	57,105
102,950	Freddie Mac, Gold Pool #A15401	6.500	11/1/33	107,382
1,569,148	Freddie Mac, Gold Pool #A17062	6.000	12/1/33	1,604,642
64,013	Freddie Mac, Gold Pool #E64408	7.500	12/1/10	66,275
11,450	Freddie Mac, Gold Pool #G10985	7.500	2/1/10	12,032
85,208	Freddie Mac, Series 1977, Class E	7.000	7/15/12	90,292
23,693	Freddie Mac, Series 2198, Class PR	7.000	12/15/28	23,711
203,540	Freddie Mac, Series 2278, Class H	6.500	1/15/31	206,516
8,893	Freddie Mac, Series 2288, Class VA	6.500	11/15/11	8,910
837,537	Freddie Mac, Series 2368, Class QG	6.500	9/15/30	868,978
1,330,000	Freddie Mac, Series 2378, Class PE	5.500	11/15/16	1,364,844
35,000	Freddie Mac, Series 2390, Class CH	5.500	12/15/16	35,594
30,000	Freddie Mac, Series 2399, Class PG	6.000	1/15/17	31,300
70,000	Freddie Mac, Series 2405, Class PE	6.000	1/15/17	73,167
770,000	Freddie Mac, Series 2453, Class BD	6.000	5/15/17	804,332
29,859	Freddie Mac, Series 2494, Class KU	5.000	10/15/26	29,839
16,196	Freddie Mac, Series 2497, Class BM	5.000	2/15/22	16,162
1,565,000	Freddie Mac, Series 2512, Class PE	5.500	2/15/22	1,591,805
521,957	Freddie Mac, Series 2513, Class QK	5.000	8/15/28	524,804
495,000	Freddie Mac, Series 2533, Class PE	5.500	12/15/21	496,629
890,644	Freddie Mac, Series 2543, Class HG	4.750	9/15/28	902,272
155,000	Freddie Mac, Series 2640, Class BG	5.000	2/15/32	148,917
110,000	Freddie Mac, Series 2662, Class DG	5.000	10/15/22	107,086
1,250,000	Freddie Mac, Series 2682, Class LC	4.500	7/15/32	1,162,590
1,999,000	Freddie Mac, Series 2691, Class ME	4.500	4/15/32	1,859,159
75,000	Freddie Mac, Series 2721, Class PE	5.000	1/15/23	71,573
1,575,000	Freddie Mac, Series 2727, Class PB	4.250	4/15/23	1,580,829
1,765,000	Freddie Mac, Series 2728, Class TC	4.000	2/15/23	1,757,045
1,192,000	Freddie Mac, Series 2734, Class PG	5.000	7/15/32	1,151,593
1,947,000	Freddie Mac, Series 2750, Class NB	4.000	12/15/22	1,937,498
970,000	Freddie Mac, Series 2759, Class AU	3.500	5/15/19	973,686
1,405,000	Freddie Mac, Series 2778, Class JD	5.000	12/15/32	1,344,715
950,000	Freddie Mac, Series 2783, Class PD	5.000	1/15/33	908,519
953,000	Freddie Mac, Series 2786, Class PA	3.500	10/15/10	959,201
352,673	Freddie Mac, Series T-41, Class 3A	7.500	7/25/32	377,911
9,469	Freddie Mac, Series T-42, Class A5	7.500	2/25/42	10,147
778,964	Freddie Mac, Series T-59, Class 1A2	7.000	10/25/43	825,196
1,580,000	Freddie Mac, TBA	0.000	7/1/34	1,524,700
23,177	Government National Mortgage Association, Pool #424989	6.000	10/15/33	23,791
487,804	Government National Mortgage Association, Pool #616201	6.000	1/15/34	500,619
866,966	Government National Mortgage Association, Pool #628339	6.500	2/20/34	900,423
1,770,000	Government National Mortgage Association, Series 2003-116, Class ND	3.750	6/20/26	1,759,822
1,425,000	Government National Mortgage Association, Series 2004-11, Class QE	5.000	12/16/32	1,365,155
900,000	Government National Mortgage Association, Series 2004-26, Class GD	5.000	11/16/32	859,010

	Total U.S. Government Agency Mortgages (cost $65,526,462)			65,051,845

	Corporate Bonds — 27.77%
545,000	21st Century Insurance Group	5.900	12/15/13	539,608
1,630,000	Agfirst Farm Credit Bank	8.393	12/15/16	1,841,900
707,874	America West Airlines, Series 1999-1	7.930	1/2/19	761,715

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2004

Principal Amount	Security Description	Rate %	Maturity Date	Value
	Corporate Bonds (continued)
$1,755,000	American General Corp., Series B*	8.125	3/15/46	$2,141,100
805,000	Appalachian Power Co.	5.950	5/15/33	742,272
1,209,634	Arcel Finance	5.984	2/1/09	1,254,330
525,000	Assurant, Inc.	5.625	2/15/14	515,444
736,000	AT&T Broadband Corp.	8.375	3/15/13	864,024
1,495,000	Autopista Del Maipo*	7.373	6/15/22	1,631,807
335,439	BAE Systems 2001 Asset Trust*	7.156	12/15/11	357,036
445,000	BFC Finance Corp., Series 1996-A	7.375	12/1/17	494,257
460,000	Capital One Bank	5.000	6/15/09	461,317
495,000	Capital One Bank	5.125	2/15/14	468,384
50,000	Cleveland Electric Illumination	7.430	11/1/09	55,813
640,000	Cleveland Electric Illumination*	5.650	12/15/13	622,792
190,000	Comcast Cable Communications	6.200	11/15/08	202,417
50,000	Consolidated Natural Gas	7.250	10/1/04	50,621
990,000	Consumers Energy Corp.	4.000	5/15/10	937,268
5,000	Continental Cablevision	9.000	9/1/08	5,827
100,000	Countrywide Home Loan, MTN	4.000	3/22/11	93,270
971,000	Cox Communications, Inc.	6.750	3/15/11	1,046,968
835,000	Daimler Chrysler North America Holding Corp.	4.750	1/15/08	841,919
25,000	Delta Air Lines	6.417	7/2/12	25,859
965,000	Deutsche Telekom International Finance	8.750	6/15/30	1,174,536
75,000	Devon Financing Corp.	7.875	9/30/31	86,063
720,000	Dobie Center Properties, Ltd.*	6.410	5/1/08	772,767
770,000	Dobie Center Properties, Ltd.*	6.460	5/1/09	831,152
922,000	Duke Capital Corp., LLC	4.302	5/18/06	936,715
569,000	Eastern Energy, Ltd.*	6.750	12/1/06	612,386
1,840,000	Encana Holdings Finance Corp.	5.800	5/1/14	1,871,927
1,290,000	Firstenergy Corp.	6.450	11/15/11	1,337,419
160,000	Ford Motor Credit Co.	6.875	2/1/06	167,824
935,000	Ford Motor Credit Co.	5.800	1/12/09	943,788
465,000	Ford Motor Credit Co.	7.000	10/1/13	469,402
305,000	General Motors	8.375	7/15/33	322,919
135,000	General Motors Acceptance Corp.	6.750	1/15/06	141,460
1,000,000	General Motors Acceptance Corp.	5.625	5/15/09	997,995
470,000	General Motors Acceptance Corp.	6.875	9/15/11	481,890
25,000	General Motors Nova Financial	6.850	10/15/08	26,219
525,000	Goldman Sachs Capital I	6.345	2/15/34	493,013
680,000	Goldman Sachs Group, Inc.	5.150	1/15/14	653,016
304,000	GTE Corp.	8.750	11/1/21	367,824
600,000	Halliburton Co.	5.500	10/15/10	607,014
1,405,000	Health Care Services Corp.*	7.750	6/15/11	1,600,062
110,000	HSBC Bank USA	4.625	4/1/14	102,394
85,000	Hydro-Quebec	8.250	4/15/26	110,075
80,000	Hydro-Quebec	8.500	12/1/29	107,700
135,000	Indiana Michigan Power Co.	6.125	12/15/06	142,763
95,000	International Paper Co.	4.000	4/1/10	90,612
665,000	Liberty Media Corp.	3.020	9/17/06	677,322
1,790,000	Mantis Reef, Ltd.*	4.692	11/14/08	1,767,625
300,000	Metropolitan Edison*	4.875	4/1/14	279,614
1,555,000	Mizuho Finance (Cayman)	8.375	4/27/49	1,601,650
758,000	Mizuho Finance (Cayman)*	5.790	4/15/14	745,105
435,000	NiSource Finance Corp.	7.875	11/15/10	498,681
1,303,097	Northwest Airlines, Inc.	6.264	11/20/21	1,326,305

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2004

Principal Amount	Security Description	Rate %	Maturity Date	Value
	Corporate Bonds (continued)
$620,000	OneAmerica Financial Partners, Inc.*	7.000	10/15/33	$611,555
570,000	PCCW Capital II, Ltd.*	6.000	7/15/13	563,588
215,000	Pemex Finance, Ltd.	6.300	5/15/10	225,202
1,486,574	Pemex Finance, Ltd.	6.550	2/15/08	1,561,572
890,000	Pemex Finance, Ltd.	7.330	5/15/12	987,482
889,000	Pemex Project Funding Master Trust	8.500	2/15/08	977,900
160,000	PF Export Receivables Master Trust	6.600	12/1/11	171,758
1,071,681	PLC Trust, Series 2003-1*	2.709	3/31/06	1,072,441
65,000	PPL Energy Supply, LLC	6.400	11/1/11	68,893
50,000	Public Service Co. of Oklahoma	4.850	9/15/10	49,750
695,000	QBE Insurance Group, Ltd.	5.647	7/1/23	661,147
1,290,000	Ram Holdings, Ltd.*	6.875	4/1/24	1,202,800
525,000	Sappi Papier Holding*	7.500	6/15/32	575,531
270,000	TCI Communications, Inc.	6.875	2/15/06	285,166
15,000	Time Warner Cos., Inc.	7.570	2/1/24	16,200
855,000	Tri-State Generation and Transmission Association, Inc.*	7.144	7/31/33	887,557
1,343,000	Tyco International Group SA	6.750	2/15/11	1,459,278
1,625,000	Tyco International Group SA	6.875	1/15/29	1,701,229
105,000	United Mexican States	8.375	1/14/11	118,650
710,000	United Mexican States	7.500	4/8/33	687,280
150,000	Verizon Global Funding Corp.	7.250	12/1/10	167,696
199,000	Verizon Pennsylvania, Inc.	5.650	11/15/11	201,889
736,000	WPP Finance Corp.*	5.875	6/15/14	738,760
830,000	Xcel Energy, Inc.	7.000	12/1/10	918,128
615,000	XTO Energy, Inc.	4.900	2/1/14	579,066

	Total Corporate Bonds (cost $53,748,453)			54,791,703

	Collateralized Mortgage Obligations — 8.86%
8,066	ABN Amro Mortgage Corp., Series 2002-3, Class A2	6.000	4/25/17	8,055
746,466	Bank of America Mortgage Securities, Series 2002-1, Class 3A1	6.250	1/25/17	745,423
245,742	Chase Commercial Mortgage Securities Corp., Series 1996-2, Class A2	6.900	11/19/28	259,155
3,754	Citicorp Mortgage Securities, Inc., Series 2001-17, Class 2A1	6.000	11/25/31	3,759
1,385,000	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM1, Class 1A2	6.500	7/25/34	1,426,334
594,518	Countrywide Alternative Loan Trust, Series 2004-J1, Class 1A1	6.000	2/25/34	603,791
1,547,706	Countrywide Home Loans, Series 2001-32, Class A10	6.500	2/25/32	1,552,857
715,147	Countrywide Home Loans, Series 2002-27, Class A5	5.500	12/25/32	718,685
335,030	Countrywide Home Loans, Series 2003-1, Class 1A6	4.750	3/25/33	336,535
600,604	Countrywide Home Loans, Series 2003-BC3, Class N	8.000	9/25/33	602,106
1,627,066	First Union-Lehman Brothers Commercial Mortgage Trust, Series 1997-C1, Class A3	7.380	4/18/29	1,744,817
149,489	Green Tree Financial Corp., Series 1996-2, Class A4	7.200	4/15/27	157,137
228,983	Green Tree Financial Corp., Series 1999-2, Class A3	6.080	12/1/30	234,522
2,205,000	JP Morgan Commercial Mortgage Finance Corp., Series 1997-C5, Class A3	7.088	9/15/29	2,384,422
43,646	LB Commercial Conduit Mortgage Trust, Series 1998-C1, Class A2	6.400	2/18/30	44,718
626,304	Master Alternative Loans Trust, Series 2004-3, Class 5A1	6.500	3/25/34	648,146
757,658	Master Alternative Loans Trust, Series 2004-3, Class 8A1	7.000	4/25/34	793,577
178,684	Master Alternative Loans Trust, Series 2004-4, Class 7A1	6.000	5/25/34	178,770
986,304	Master Asset Securitization Trust, Series 2003-2, Class 3A2	4.250	4/25/33	985,860
332,617	Master Asset Securitization Trust, Series 2003-6, Class 8A1	5.500	7/25/33	325,136
282,509	Residential Asset Securitization Trust, Series 2002-A13, Class A3	5.000	12/25/17	282,482
657,996	Vanderbilt Mortgage Finance, Series 2001-C, Class A2	4.235	8/7/14	662,933
296,569	Washington Mutual MSC Mortgage Pass-Through, Series 2003-MS3, Class 1A1	5.750	3/25/33	297,308
139,270	Washington Mutual MSC Mortgage Pass-Through, Series 2003-MS6, Class 3A1	4.550	5/25/33	138,562
1,382,253	Washington Mutual, Series 2004-CB1, Class 4A	6.000	6/25/34	1,422,795

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2004

Principal Amount	Security Description	Rate %	Maturity Date	Value
	Collateralized Mortgage Obligations (continued)
$9,199	Wells Fargo Mortgage Backed Securities Trust, Series 2002-18, Class 1A3	6.000	12/25/32	$9,246
920,373	Wells Fargo Mortgage Backed Securities Trust, Series 2003-06, Class A1	5.000	6/25/18	920,299

	Total Collateralized Mortgage Obligations (cost $17,541,854)			17,487,430

	Asset Backed Securities — 8.02%
234,352	ABSN NIMS Trust, Series 2003-HE2, Class A	7.000	4/17/33	235,524
44,421	Advanta Mortgage Loan Trust, Series 1998-2, Class A15	6.250	6/25/28	45,207
68,792	Advanta Mortgage Loan Trust, Series 2000-2, Class A6	7.720	3/25/15	73,022
65,985	AQ Finance NIM Trust, Series 2003-N2A*	9.300	3/25/33	65,985
40,576	Centex Home Equity, Series 2000-D, Class A6	6.930	1/25/31	42,537
64,000	Centex Home Equity, Series 2002-A, Class AF6	5.540	1/25/32	66,180
237,303	Chase Manhattan Auto Owner Trust, Series 2002-B, Class A3	3.580	5/15/06	238,389
1,319,970	Conseco Finance Mortgage, Series 2000-B, Class AF6	7.800	5/15/20	1,357,261
862,221	Contimortgage Home Equity Loan Trust, Series 1998-1, Class A7	6.870	12/15/22	861,491
1,100,000	Drive Auto Receivables Trust, Series 2004-1, Class A3	3.500	8/15/08	1,100,578
862,000	Green Tree Home Improvement Loan Trust, Series 1998-E, Class HIB1	7.790	2/15/15	869,488
721,000	Green Tree Home Improvement Loan Trust, Series 1999-E, Class B1	10.340	3/15/15	741,569
40,000	Greenpoint Manufactured Housing, Series 1999-3, Class 1A7	7.270	6/15/29	39,680
24,006	Heller Equipment Asset Receivable Trust, Series 1999-2, Class A4	6.790	3/14/07	24,037
1,219,749	Long Beach Mortgage Loan Trust, Series 2004-1, Class A3	1.600	2/25/34	1,220,674
2,340,000	MBNA Credit Card Master Note Trust, Series 2004-A4, Class A4	2.700	9/15/09	2,289,052
1,400,000	MMCA Automobile Trust, Series 2002-2, Class A4	4.300	3/15/10	1,413,454
530,000	MMCA Automobile Trust, Series 2002-3, Class A4	3.570	8/17/09	532,772
780,000	MMCA Automobile Trust, Series 2002-4, Class A4	3.050	11/16/09	778,034
391,447	MMCA Automobile Trust, Series 2002-5, Class B	1.950	8/15/09	390,941
570,067	Ryder Vehicle Lease Trust, Series 1999-A, Class A5	7.130	10/16/06	583,253
121,768	Saxon Net Interest Margin Trust, Series 2003-A, Class A	6.656	8/26/33	122,024
35,745	UCFC Home Equity Loan, Series 1998-B, Class A8	6.180	10/15/29	37,072
1,200,000	Westo Financial Owner Trust, Series 2004-1, Class C	2.490	8/22/11	1,187,351
1,550,000	Whole Auto Loan Trust, Series 2003-1, Class A4	2.580	3/15/10	1,520,984

	Total Asset Backed Securities (cost $15,829,756)			15,836,559

	U.S. Treasury Notes — 8.00%
4,363,000	U.S. Treasury Notes	3.125	10/15/08	4,275,570
11,568,000	U.S. Treasury Notes	4.375	8/15/12	11,514,232

	Total U.S. Treasury Notes (cost $15,628,832)			15,789,802

	Taxable Municipal Bond — 5.97%
285,000	Allegheny County PA, Residential Finance Authority, Revenue (FHA)	0.000	8/1/28	48,806
820,000	American Public Energy Agency Nebraska Gas Supply, Revenue	7.000	6/1/06	873,300
1,115,000	Calexico California, Community Redevelopment Agency Tax Allocation, Series B	4.220	8/1/12	1,049,494
175,000	Clearfield City Utah Multi-Family, Revenue, Local Housing	6.650	11/1/07	183,531
45,000	Delaware River Port Authority, Revenue, Port District Project, Series A	7.320	1/1/08	49,613
125,000	Denver Colorado City & County Special Facilities Airport Revenue, Series B	7.250	1/1/10	139,218
5,000	Escambia County Florida Housing Finance Authority, Single Family Mortgage Revenue, Series B (MBIA)	7.570	10/1/16	5,000
990,000	Hoboken New Jersey, GO (MBIA)	5.330	2/1/18	976,387
970,000	Houston Texas Apartment Systems Revenue, Rental Car Project (FGIC)	6.880	1/1/28	1,051,238
40,000	Illinois State, GO, Pension Funding	4.950	6/1/23	36,750
40,000	Indiana Bond Bank, Revenue, Series 4 (MBIA)	4.370	7/15/14	37,100
70,000	Los Angeles California Community Redevelopment Agency (MBIA)	5.600	7/1/18	69,563
10,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue, (MBIA)	7.900	7/1/04	10,000
515,000	New York City Mortgage Loan Trust, Series 1996, A3*	6.750	9/25/19	550,113
1,710,000	Norristown PA, Series 1998	7.000	10/15/18	1,878,862

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2004

Principal Amount	Security Description	Rate %	Maturity Date	Value
	Taxable Municipal Bond (continued)
$120,000	Phoenix Arizona Civic Improvements, Corporate Exise Tax Revenue (MBIA)	6.150	7/1/05	$124,001
1,435,000	Pico Rivera California, Water Authority	6.450	5/1/09	1,560,563
140,000	Reno Nevada Redevelopment Agency, Recreational Facility Improvements (RADIAN)	6.750	6/1/07	150,850
810,000	San Diego California, Jack Murphy Stadium, Revenue, Recreational Facility Improvements	6.850	2/1/06	856,575
30,000	South Dakota Student Loan Finance Corp., Student Loan Revenue, Series 1D (Asset GTY)	7.850	8/1/09	30,627
1,964,000	Waterbury Connecticut, GO, Series B (FSA)	5.430	4/1/09	2,035,902
55,000	York County Pennsylvania Industrial Developement Authority, Economic Development Revenue (FGIC)	6.430	10/1/08	60,775

	Total Taxable Municipal Bond (cost $11,374,640)			11,778,268

	U.S. Treasury Bonds — 5.92%
3,435,000	U.S. Treasury Bonds	7.250	5/15/16	4,152,726
6,992,000	U.S. Treasury Bonds	6.000	2/15/26	7,534,153

	Total U.S. Treasury Bonds (cost $11,578,788)			11,686,879

	Short-Term Investments — 5.02%
261,405	Eurodollar Time Deposit, .25%, 7/1/04	0.250	7/1/04	261,405
9,651,000	State Street Time Deposit, 1.33%, 7/1/04	1.330	7/1/04	9,651,000

	Total Short-Term Investments (cost $9,912,405)			9,912,405

	Total Investments (cost $201,141,190) — 102.52%			202,334,891
	Liabilities in excess of other assets — (2.52)%			(4,994,258)

	Net Assets — 100.00%			$197,340,633

*	Represents a restricted security, purchased under rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. These securities may be resold in transaction exempt from registration, normally to qualified institutional buyers.

FHA — Federal Housing Administration

FGIC — Financial Guaranty Insurance Co.

FSA — Financial Security Assurance, Inc.

GO — General Obligation

GTY — Guaranteed

MBIA — Municipal Bond Insurance Association

MTN — Medium Term Note

RADIAN — Radian Group, Inc.

TBA — Security is subject to delayed delivery

The table below sets forth the diversification of the corporate bonds held by the Fixed Income Portfolio by industry:

Industry	Percent of Net Assets
Advertising	0.37%
Aerospace/Defense	0.18%
Airlines	1.07%
Automotive	0.60%
Banking	2.17%
Electric Utilities	3.75%
Financial Services	8.89%
Foreign Government	0.41%
Health Services	0.81%
Insurance	1.95%
Manufacturing	2.50%
Media	1.13%
Oil & Gas	1.10%
Paper Products	0.34%
Real Estate	0.81%
Telephone Communications	1.69%

Total Corporate Bonds	27.77%

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments — June 30, 2004

Principal Amount	Security Description	Rate %	Maturity Date	Value
	Municipal Bonds — 92.08%
	Alabama — 0.61%
$625,000	Alabama Housing Financial Authority, AMT	5.650	6/1/08	$683,863
15,000	Birmingham Alabama Industrial Water Supply Revenue, Prerefunded 1/1/7 @ 100	6.200	7/1/08	15,803
95,000	Birmingham Alabama Medical Clinic Revenue, ETM	7.300	7/1/05	97,279
690,000	Birmingham Alabama Special Care Facilities, Methodist Home For Aging (LOC)	5.000	3/1/14	711,935
435,000	Gadsden Alabama East Medical Clinic, Hospital Revenue, Baptist Hospital of Gadsden, ETM	6.900	7/1/07	461,357
165,000	Lauderale County & Florence Alabama, ETM	7.000	7/1/07	175,319

				2,145,556

	Alaska — 0.12%
400,000	Anchorage Alaska, Series A (FGIC)	4.800	4/1/13	413,160

	Arizona — 3.58%
75,000	Maricopa County Arizona Hospital Revenue, Sun City Community Hospital, Series A, ETM	7.875	1/1/07	80,849
2,000,000	Maricopa County Arizona Industrial Development Authority (GNMA)	6.000	10/20/31	2,095,580
2,510,000	Maricopa County Arizona Industrial Development Authority (GNMA)	6.050	10/20/36	2,628,471
195,000	Navajo County Arizona School District Number 25 Cedar Impact Aid Revenue	4.000	7/1/06	199,300
310,000	Navajo County Arizona School District Number 25 Cedar Impact Aid Revenue	4.000	7/1/07	315,769
320,000	Navajo County Arizona School District Number 25 Cedar Impact Aid Revenue	4.000	7/1/08	322,464
100,000	Navajo County Arizona School District Number 25 Cedar Impact Aid Revenue	4.500	7/1/09	102,251
345,000	Navajo County Arizona School District Number 25 Cedar Impact Aid Revenue	4.500	7/1/10	349,447
365,000	Navajo County Arizona School District Number 25 Cedar Impact Aid Revenue	4.500	7/1/11	366,062
380,000	Navajo County Arizona School District Number 25 Cedar Impact Aid Revenue	4.500	7/1/12	375,258
395,000	Navajo County Arizona School District Number 25 Cedar Impact Aid Revenue	4.750	7/1/13	392,223
250,000	Navajo County Arizona School District Number 25 Cedar Impact Aid Revenue	5.000	7/1/14	250,465
335,000	Navajo County Arizona School District Number 25 Cedar Impact Aid Revenue	5.000	7/1/15	333,737
460,000	Navajo County Arizona School District Number 25 Cedar Impact Aid Revenue	5.125	7/1/16	459,627
430,000	Navajo County Arizona School District Number 25 Cedar Impact Aid Revenue	5.125	7/1/17	426,040
605,000	Phoenix Health Facilities Authority Hospital, ETM	6.250	9/1/11	634,542
95,000	Pima County Arizona Hospital Revenue, ETM	6.400	4/1/07	101,269
230,000	Pinal County Arizona Community College (AMBAC)	5.250	7/1/07	247,745
245,000	Pinal County Arizona Community College (AMBAC)	5.250	7/1/08	267,297
95,000	Pinal County Arizona Community College (AMBAC)	4.750	7/1/09	102,716
175,000	Pinal County Arizona Community College (AMBAC)	4.800	7/1/09	189,543
1,500,000	Scottsdale Arizona Industrial Development Authority, Hospital Revenue, Series A (AMBAC)	6.000	9/1/12	1,647,315
400,000	Show Low Arizona Industrial Development Authority, Navapache Regional Medical Center, Series A (ACA)	5.125	12/1/06	418,228
320,000	Yuma Arizona Industrial Development Multi-Family (GNMA)	5.400	12/20/17	320,538

				12,626,736

	Arkansas — 0.20%
15,164	Drew County Arkansas Public Facility Board, Single Family, Series A-2 (FNMA)	7.900	8/1/11	15,483
25,000	Fayetteville Arkansas Public Facilities Board Refunding	7.250	4/1/11	25,219
35,000	Jefferson County Arkansas Health Care, ETM	7.400	12/1/10	40,322
500,000	Pine Bluff Arkansas Industrial Development Revenue	5.500	11/1/07	543,815
10,000	Rogers Arkansas Sales & Use Tax Revenue	5.350	11/1/11	10,122
15,798	Stuttgart Arkansas Public Facilities Board Refunding, Single Family Mortgage, Series B	7.750	9/1/11	16,269
50,000	Union County Arkansas Residential Housing Facilities Board Revenue, ETM	7.875	10/1/10	58,202

				709,432

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2004

Principal Amount	Security Description	Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	California — 6.57%
$235,000	Abag Finance Authority for Non-Profit Companies, American Baptists Homes	5.500	10/1/07	$236,986
4,000,000	Bay Area Government Association, California Bay Area Rapid Transit, (AMBAC)	4.875	6/15/09	4,012,800
800,000	California Education Facilities Authority Revenue, University of San Diego (AMBAC)	4.750	10/1/15	823,512
500,000	California State	6.500	2/1/08	555,405
255,000	California State	6.250	4/1/08	282,736
100,000	California State	4.000	2/1/09	102,691
250,000	California State	6.600	2/1/09	282,935
100,000	California State	5.000	3/1/09	107,014
780,000	California State	7.000	8/1/09	907,561
100,000	California State	6.750	8/1/10	116,257
250,000	California State	6.300	9/1/11	287,483
100,000	California State	5.300	9/1/14	106,444
1,700,000	California State	5.250	2/1/18	1,780,291
50,000	California State, Water Residential Development	5.100	3/1/10	50,209
350,000	California Statewide Communities Development Authority, Health Care, Mountain Shadows, Series A (ACA)	4.350	7/1/12	343,539
1,245,000	California Statewide Communities Development Authority, Multi-Family, Pioneer Park, Series T, AMT (GNMA)	6.100	12/20/20	1,313,437
85,000	Colton California Redevelopment Agency, ETM	7.250	8/1/11	97,118
70,000	Contra Costa County California Multi-Family Housing Revenue, Bollinger Crests Apartments, Series C, AMT (FNMA)	4.850	5/1/11	71,605
25,000	Delta County California Home Mortgage Finance, AMT (GNMA/FNMA) (MBIA)	6.700	6/1/24	25,317
80,000	Emeryville California Redevelopment Agency, ETM	7.500	9/1/11	92,206
40,000	Fresno California Housing Authority, Multi-Family Housing Central Valley Coalition Projects, AMT (FNMA)	5.150	8/1/07	40,280
27,000	Fresno California Housing Authority, Multi-Family Housing Central Valley Coalition Projects, AMT (FNMA)	5.150	8/1/07	27,308
95,000	Fresno California Multi-Family Housing Revenue, Woodlands Apartments Projects (GNMA)	6.650	5/20/08	97,337
3,115,000	Kern County California Housing Authority, Multi-Family, Pioneer Pines, Series A (GNMA)	6.150	10/20/43	3,242,278
715,000	Los Angeles California Community Redevelopment, Angelus Plaza Project, Series A (FNMA)	7.400	6/15/10	761,647
295,000	Los Angeles California Multi-Family Housing, Earthquake Rehabilitation Projects, Series A, AMT (FNMA)	5.700	12/1/27	304,593
655,000	Los Angeles California Multi-Family Housing, Earthquake Rehabilitation Projects, Mandantory 12/1/07 Put @ 100, AMT (FNMA)	5.850	12/1/27	688,084
5,000	Madera California Community Hospital Revenue, ETM	8.000	5/1/06	5,366
2,420,000	Manteca California Financing Authority Sewer Revenue, Series B	5.000	12/1/33	2,372,956
20,000	Montclair California Redevelopment Agency Residential Mortgage Revenue, ETM	7.750	10/1/11	23,521
45,000	Rialto California Redevelopment Agency Multi-Family Housing (FNMA)	5.600	11/1/06	44,816
120,000	Riverside County California Housing Authority Breezewood Apartments Project, Series B (MBIA)	5.000	6/1/19	120,677
20,000	Sacramento California Municipal Utilities District Electricity Revenue, Series F, ETM	5.375	12/1/13	21,732
55,000	Sacramento California Municipal Utilities District Electricity Revenue, White Rock Project, ETM	6.750	3/1/10	61,764
405,000	Sacramento California Municipal Utilities, ETM	6.125	6/1/11	450,089
10,000	San Bernardino California Redevelopment Agency, Single Family Residential Mortgage, ETM	7.125	1/1/11	11,418
3,000,000	Santa Ana California Financing Authority Revenue, South Harbor Boulevard, Series B, (MBIA)	5.125	9/1/19	3,115,470

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2004

Principal Amount	Security Description	Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	California (continued)
$15,000	Santa Clara County California Multi-Family Housing (GNMA)	5.750	5/20/05	$15,071
50,000	Torrance California Hospital Revenue, Prerefunded 12/1/05 @ 100	7.100	12/1/15	53,349
110,000	Turlock California Public Financing Authority	5.250	9/1/15	111,360
15,000	Villa View Community Hospital Income, California Revenue	7.500	7/1/08	16,482

				23,181,144

	Colorado — 2.91%
80,000	Arvada Colorado Industrial Development Revenue, AMT (LOC)	5.600	12/1/12	83,385
120,000	Arvada Colorado Industrial Development Revenue, AMT (LOC)	5.800	12/1/17	125,096
310,000	Aurora Centretech Metro District Colorado, Mandatory Put 12/1/08 @ 100 (LOC)	4.875	12/1/28	324,555
10,000	Aurora Colorado Housing Authority, Single Family Mortgage Revenue	7.300	5/1/10	10,117
1,070,000	Colorado Educational and Cultural Facilities Authority Revenue	5.000	6/15/14	1,139,411
2,355,000	Colorado Educational and Cultural Facilities Authority Revenue	4.100	8/15/14	2,346,192
5,000	Colorado Housing Financial Authority	4.750	11/1/05	5,041
65,000	Colorado Housing Financial Authority	6.500	5/1/16	67,779
95,000	Colorado Housing Financial Authority	6.550	5/1/25	95,264
180,000	Colorado Housing Financial Authority (FHA)	5.700	10/1/21	179,375
230,000	Colorado Housing Financial Authority, AMT	5.200	12/1/05	236,383
410,000	Colorado Housing Financial Authority, AMT	6.400	11/1/24	420,303
80,000	Denver Colorado City & County Multi-Family Housing (FHA)	4.700	7/1/08	83,422
45,000	Denver Colorado City & County Multi-Family Housing, AMT (FHA)	5.100	11/1/07	46,763
225,000	Greeley Colorado Multi-Family Revenue Housing, Meeker Commons, AMT (GNMA)	5.400	9/20/10	232,081
2,550,000	Superior Metropolitan District No.1, Colorado Water & Sewer, Series C, Mandatory Put 12/1/04 @ 100 (LOC)	5.500	12/1/20	2,587,434
299,605	University of Colorado Registrants Participation Institutes	6.000	12/1/13	325,929
1,220,000	Westminster Colorado Multi-Family, Mandatory Put 9/1/06 @ 100 (AXA)	5.950	9/1/15	1,225,209
730,000	Westminster Colorado Multi-Family, Mandatory Put 12/1/05 @100 (FNMA)	5.350	12/1/25	746,053

				10,279,792

	Connecticut — 1.12%
3,850,000	Stamford Connecticut Housing Authority, Multi-Family, AMT, Mandatory Put 12/1/08 @100	4.750	12/1/28	3,962,228

	Delaware — 0.65%
5,000	Delaware State Economic Development Authority Revenue, 1st Mortgage, Peninsula United, Series A	6.000	5/1/09	5,115
820,000	Delaware State Health Facilities Authority Revenue, Beebe Medical Center, Series A	5.000	6/1/08	856,309
575,000	Delaware State Health Facilities Authority Revenue, Beebe Medical Center, Series A	5.250	6/1/09	605,216
450,000	Delaware State Health Facilities Authority Revenue, Medical Center of Delaware, Series B, Prerefunded 10/01/06 @ 101	6.500	10/1/13	488,336
100,000	Delaware State Health Facilities Authority Revenue, Nanticoke Hospital, Series A (RADIAN)	4.500	5/1/14	99,477
205,000	Sussex County Deleware Single Family Mortgage, ETM	7.500	3/1/10	232,677

				2,287,130

	District of Columbia — 0.67%
100,000	District of Columbia Certificates Participation, AMBAC	5.250	1/1/09	107,297
40,000	District of Columbia Hospital Revenue, Series A, ETM	5.250	8/15/12	42,874
180,000	District of Columbia Housing Finance Agency (Asset GTY)	4.850	6/1/08	180,635
135,000	District of Columbia Housing Finance Agency, Mayfair Mansions Apartments, AMT (FHA)	5.000	2/1/08	139,672
1,135,000	District of Columbia Housing Finance Agency, Single Family Mortgage, Series A, AMT (FNMA/GNMA)	6.250	12/1/28	1,142,968
215,000	District of Columbia Revenue, American Association of Advancement of Science, AMBAC	5.250	1/1/16	226,831

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2004

Principal Amount	Security Description	Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	District of Columbia (continued)
$250,000	District of Columbia Revenue, Georgetown University, Series A	6.000	4/1/18	$276,645
220,000	District of Columbia, Series B (FSA)	5.500	6/1/14	235,985

				2,352,907

	Florida — 1.86%
55,000	Altamonte Springs Florida Health Facilities Authority Hospital Revenue, Adventist Health/Sunbelt, Series B, AMBAC	5.125	11/15/18	56,217
45,000	Brevard County Flordia Health Facilities Authority, ETM	7.375	11/15/04	45,957
160,000	Broward County Florida Water & Sewer Utility Revenue, Prerefunded 9/01/06 @ 100	6.875	9/1/08	170,649
50,000	Dade City Florida, Governmental Leasing Corp., Certificates of Participation	9.000	4/1/20	51,705
10,000	Dade County Florida Health Facilities Authority, Hospital Revenue, ETM	6.750	5/1/08	10,926
260,000	Dade County Florida Housing Finance Authority, AMT, Mandatory Put 6/1/06 @ 100 (FNMA)	5.900	6/1/26	262,343
65,000	Dade County Florida Special Obligation, Miami Beach Convention Center Project, ETM	8.625	12/1/07	72,727
2,060,000	Daytona Beach Florida Water & Sewer, ETM (MBIA)	6.750	11/15/07	2,192,189
130,000	Daytona Beach Florida Water & Sewer, ETM (MBIA)	6.750	11/15/07	138,342
120,000	Florida State Board of Education, Public Education, ETM	6.000	5/1/06	121,528
155,000	Florida State Board of Regents University System (RADIAN)	5.875	5/1/16	168,958
310,000	Florida State Department of Corrections, Okeechobee Correctional Facility, Certificates of Participation (AMBAC)	6.250	3/1/15	325,137
270,000	Key West Florida Utilities Board Electricity Revenue, Series 1980 D, ETM	9.000	10/1/07	302,060
40,000	Martin Memorial Hospital Association Income Stuart Florida Revenue, ETM	7.500	10/1/08	44,264
300,000	Miami Beach Florida Housing Authority Revenue, 1st Mortgage, Elderly Housing, Section 8	6.625	1/15/09	309,443
25,000	Miami-Dade County Florida Housing Finance Authority, Series A-1, AMT (GNMA/FNMA)	5.900	6/1/25	25,467
260,000	Orange County Florida Health Facilities Authority Revenue, Mayflower Retirement Center, ETM	8.750	10/1/09	300,628
25,000	Palm Beach County Florida Health Facilities Revenue, ETM	9.500	8/1/13	31,935
50,000	Palm Beach County Florida Solid Waste Authority Revenue	10.000	12/1/04	51,741
880,000	Pasco County Florida Housing Finance Authority, Multi-family Revenue, AXA, Mandatory Put 6/1/8 @ 100	5.500	6/1/27	923,903
545,000	Pasco County Florida Revenue, GO, ETM (MBIA)	6.375	8/1/08	586,110
65,000	St. Johns County Florida Industrial Development Authority, Series A (MBIA)	5.500	3/1/17	70,974
25,000	Tampa Florida Allegany Health Systems - St. Marys, ETM	5.750	12/1/07	26,084
40,000	Tampa Florida Excise Tax, Revenue Bond, ETM	6.125	10/1/07	42,125
75,000	Tampa Florida Water and Sewer Revenue, ETM	6.600	4/1/08	82,610
150,000	Vero Beach Florida Electricity Revenue, ETM	6.500	12/1/07	161,190

				6,575,212

	Georgia — 0.64%
135,000	Athens Georgia Water & Sewer Revenue, ETM	6.200	7/1/08	148,029
70,000	Augusta Georgia Housing Rehabilitation Agency	7.000	9/1/05	70,634
15,000	Clarke County Georgia Hospital Authority Revenue, ETM	9.875	1/1/06	16,107
5,000	Clayton County Georgia Housing Authority Multi-Family, AMT (FNMA)	5.750	1/1/13	5,177
55,000	De Kalb County Georgia Water & Sewer Revenue, ETM	5.750	10/1/06	57,342
70,000	Forsyth County Georgia Hospital Authority Revenue Antic Certificates Georgia Baptist Health Care Systems Project, ETM	6.000	10/1/08	74,843
10,000	Fulton County Georgia Housing Authority, Single Family Revenue, AMT (GNMA)	6.200	3/1/13	10,092
395,000	Gwinnett County Georgia Multi-Family, Mandatory Put 4/1/06 @ 100 (FNMA)	5.500	4/1/26	396,998
320,000	Marietta Georgia Housing Authority, Multifamily Revenue, Mandatory Put 7/1/04 @ 100 (Gables)	4.750	7/1/24	320,000
260,000	Savannah Georgia Economic Development Authority	6.200	10/1/09	286,369

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2004

Principal Amount	Security Description	Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Georgia (continued)
$200,000	Savannah Georgia Economic Development Authority	6.500	10/1/13	$232,428
585,000	Savannah Georgia Economic Development Authority (ACA)	6.875	11/15/11	637,311

				2,255,330

	Hawaii — 0.31%
640,000	Hawaii State Housing & Community Development Corp., Multifamily Housing Reveue, Sunset Villas (GNMA)	5.750	1/20/36	657,376
415,000	Hawaii State Housing Finance & Development, AMT (FNMA)	5.200	7/1/12	426,587
10,000	Honolulu Hawaii City & County, Multi-Family Housing, Waipahu Towers Project, AMT (GNMA)	6.900	6/20/05	10,087

				1,094,050

	Idaho — 0.54%
80,000	Bingham County Idaho Industrial Development Corporation, Idaho Supreme potatoes, Inc. Project, AMT (LOC)	5.050	11/1/04	80,897
95,000	Bingham County Idaho Industrial Development Corporation, Idaho Supreme Potatoes, Inc. Project, AMT (LOC)	5.150	11/1/05	95,944
95,000	Bingham County Idaho Industrial Development Corporation, Idaho Supreme Potatoes, Inc. Project, AMT (LOC)	5.200	11/1/06	95,766
105,000	Bingham County Idaho Industrial Development Corporation, Idaho Supreme Potatoes, Inc. Project, AMT (LOC)	5.300	11/1/07	105,691
110,000	Bingham County Idaho Industrial Development Corporation, Idaho Supreme Potatoes, Inc. Project, AMT (LOC)	5.400	11/1/08	110,684
110,000	Bingham County Idaho Industrial Development Corporation, Idaho Supreme Potatoes, Inc. Project, AMT (LOC)	5.500	11/1/09	110,645
5,000	Bingham County Idaho Industrial Development Corporation, Idaho Supreme Potatoes, Inc. Project, AMT (LOC)	5.600	11/1/10	5,028
5,000	Bingham County Idaho Industrial Development Corporation, Idaho Supreme Potatoes, Inc. Project, AMT (LOC)	5.700	11/1/11	5,027
5,000	Bingham County Idaho Industrial Development Corporation, Idaho Supreme Potatoes, Inc. Project, AMT (LOC)	5.800	11/1/12	5,027
75,000	Idaho Falls Idaho Electricity Revenue, ETM	6.750	4/1/09	82,834
50,000	Idaho Housing & Financial Assistance, Series Sub-B, AMT	5.650	7/1/09	50,186
45,000	Idaho Housing & Financial Assistance, Single Family Mortgage, Series Sub-C, AMT	5.250	7/1/11	45,217
75,000	Idaho Housing & Financial Assistance, Single Family Mortgage, Series F-2, AMT	5.100	7/1/12	76,497
1,000,000	Idaho Housing & Financial Assistance, Single Family Mortgage, Series E, Class 111, AMT	5.300	1/1/22	982,110
65,000	Idaho Housing Agency, Single Family Mortgage, Series Sub-F, AMT	5.800	7/1/07	65,227

				1,916,780

	Illinois — 15.08%
500,000	Addison Illinois Single Family Mortgage Revenue, ETM	7.500	4/1/11	577,210
70,000	Alton Illinois Hospital Facilities Revenue & Refunded, Alton Memorial Hospital Project, ETM	7.000	7/1/05	71,531
530,000	Bedford Park Illinois Water Revenue, AMT (ACA)	6.000	12/15/08	576,460
10,000	Chicago Illinois, Multi-Family Housing Project, AMT (GNMA)	4.950	6/1/05	10,189
40,000	Chicago Illinois, Multi-Family Housing Project, AMT (GNMA)	5.250	6/1/08	41,715
40,000	Chicago Illinois, Multi-Family Housing Project, AMT (GNMA)	5.350	6/1/09	41,999
40,000	Chicago Illinois, Multi-Family Housing Project, AMT (GNMA)	5.450	6/1/10	41,759
55,000	Chicago Illinois, Multi-Family Housing Project, AMT (GNMA)	5.500	6/1/11	57,566
55,000	Chicago Illinois, Multi-Family Housing Project, AMT (GNMA)	5.550	6/1/12	58,024
410,000	Davis Junction Illinois Solid Waste, GO, Series B (LOC)	5.500	4/15/10	434,949
50,000	Des Plaines Illinois Hospital Facility Revenue, Holy Family Hospital, ETM	7.000	1/1/07	53,313

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2004

Principal Amount	Security Description	Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Illinois (continued)
$5,000	Des Plaines Illinois Hospital Facility Revenue, Holy Family Hospital, ETM (FGIC)	7.000	1/1/07	$5,331
25,000	Des Plaines Illinois Hospital Facility Revenue, Holy Family Hospital, ETM (MBIA)	7.000	1/1/07	26,656
15,000	Dupage County Illinois Water & Sewer Revenue, ETM	5.200	1/1/07	15,633
55,000	Fairfield Illinois Economic Development Revenue, Wayne County Center Project	6.000	12/15/05	56,825
25,000	Grant Hospital Chicago Illinois Revenue, ETM	6.400	7/1/07	26,405
50,000	Grayslake Illinois Multi-Family Revenue, Country Squire Apartments (FHA)	6.000	6/1/05	50,103
5,000	Greater Peoria Illinois Airport Authority, AMT (AMBAC)	6.500	12/1/05	5,086
2,560,000	Highland Illinois Retirement Facility Revenue, Faith Care Project, Series A, SUB (GNMA)	5.850	10/20/31	2,637,389
5,435,000	Highland Illinois Retirement Facility Revenue, Faith Care Project, Series A, SUB (GNMA)	5.950	10/20/41	5,602,561
8,950,000	Hodgkins Illinois Tax Increment Revenue	7.625	12/1/13	9,534,256
245,000	Illinois Development Finance Authority Revenue, Catholic Health (AMBAC)	5.150	2/15/06	254,021
160,000	Illinois Development Finance Authority Revenue, Community Rehabilitation Providers	5.375	7/1/09	159,011
930,000	Illinois Development Finance Authority Revenue, Community Rehabilitation Providers, Series A	5.600	7/1/19	872,889
120,000	Illinois Development Finance Authority Revenue, Debt Restructure East St. Louis	6.875	11/15/05	124,153
3,000,000	Illinois Development Finance Authority Revenue, Provena Health, Series A, MBIA	5.250	5/15/12	3,170,580
5,000	Illinois Development Finance Authority Revenue, Section 8, Series A (FHA/MBIA)	5.200	7/1/08	5,227
125,000	Illinois Development Finance Authority, Illinois Facilities Project, Series A	7.400	9/1/04	126,186
380,000	Illinois Educational Facilities Authority Revenue, Art Institute of Chicago, Mandatory Put 3/1/14 @100	4.250	3/1/34	361,479
365,000	Illinois Educational Facility Authority Revenue	4.600	10/1/08	381,177
495,000	Illinois Educational Facility Authority Revenue	5.000	10/1/13	533,882
500,000	Illinois Educational Facility Authority Revenue, Art Institute of Chicago, Mandatory Put 3/1/13 @ 100	4.100	3/1/34	476,645
95,000	Illinois Health Facilities Authorities, Loyola University, ETM	6.250	7/1/06	98,987
664,000	Illinois Health Facilities Authority Revenue (FSA)	7.600	8/15/10	666,809
1,615,000	Illinois Health Facilities Authority Revenue, Community Hospital of Ottawa Project	6.750	8/15/14	1,656,894
750,000	Illinois Health Facilities Authority Revenue, Covenant Retirement Communities, Series A (RADIAN)	4.600	12/1/12	748,515
5,500,000	Illinois Health Facilities Authority Revenue, Hospital Sisters Services Income, Series A, FSA	4.500	12/1/23	5,707,019
215,000	Illinois Health Facilities Authority Revenue, Lutheran Social Services	6.125	8/15/10	212,347
285,000	Illinois Health Facilities Authority Revenue, Michael Reese Hospital & Medical Center, ETM	6.750	12/1/08	310,416
105,000	Illinois Health Facilities Authority Revenue, Midwest Group Ltd. (ACA)	5.375	11/15/08	111,448
645,000	Illinois Health Facilities Authority Revenue, Sinai Health System (FHA)	3.650	8/15/11	625,076
275,000	Kendall & Kane Counties Illinois Community School District Number 115 Yorkville, MBIA	7.000	1/1/07	304,158
1,640,000	Lake County Illinois Community School District (FSA)	0.000	12/1/17	840,664
90,000	Lake County Illinois Township, High School District Number 113, Highland Park, GO	8.100	12/1/12	116,594
180,000	Lake County Illinois, School District Number 109, Series B, GO	6.600	12/15/18	213,246
325,000	Madison & St. Clair Counties Illinois, School District Number 10 Collinsville, School Building (FGIC)	5.500	2/1/16	349,781
1,750,000	Metropolitan Pier & Exposition Authority Illinois Dedicated State Tax, Mccormick Place, Series A	5.000	6/15/07	1,828,313
1,850,000	Oak Park Illinois Industrial Development Revenue, Mandatory Put 12/01/06 @ 100	5.500	12/1/11	1,942,278
2,190,000	Palatine Illinois Tax Increment Revenue (AMBAC)	5.000	1/1/15	2,251,254

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2004

Principal Amount	Security Description	Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Illinois (continued)
$45,000	Rockford Illinois Mortgage Revenue, Faust Landmark Apartments, Series A, AMT (FHA)	5.625	1/1/07	$45,976
460,000	Rockford-Concord Commons Housing, Concord Commons Project (FHA)	6.150	11/1/22	476,132
40,000	Rockford-Concord Commons Housing, Concord Commons Project, Series A (FHA)	5.550	11/1/06	41,072
3,295,000	Round Lake Beach Illinois Tax Increment Revenue	3.250	12/15/08	3,175,161
1,875,000	Round Lake Beach Illinois Tax Increment Revenue	4.650	12/15/13	1,845,863
1,593,000	Schaumburg Illinois Special Assessment	6.750	12/1/28	1,640,551
445,000	Silvas Illinois Mortgage Revenue (FHA)	5.200	8/1/17	452,908
130,000	Southern Illinois University Revenue, ETM	6.750	4/1/07	141,881
380,000	Upper Illinois River Valley Development Authority, Solid Waste Disposal Revenue, AMT	5.900	2/1/14	381,619
605,000	Woodridge Illinois Multi-Family Revenue, Hawthorn Ridge, Series A (GNMA)	5.650	12/20/32	620,748

				53,195,920

	Indiana — 1.37%
915,000	Clark County Indiana Hospitals Association (MBIA)	4.650	3/1/07	936,558
45,000	Fort Wayne Indiana Hospital Authority, ETM	6.500	1/1/05	46,130
45,000	Gary Indiana Mortgage Revenue, Willows on Clark Road Apartments, AMT (GNMA)	4.750	8/20/08	46,719
70,000	Gary Indiana Mortgage Revenue, Willows on Clark Road Apartments, AMT (GNMA)	5.150	8/20/13	71,749
115,000	Indiana Health Facilities Financing Authority, Deaconess Hospital, Inc. (MBIA)	5.650	3/1/08	125,214
165,000	Indiana Health Facilities Financing Authority, Floyd Memorial Hospital & Health Services	4.850	2/15/06	169,569
85,000	Indiana Health Facilities Financing Authority, Floyd Memorial Hospital & Health Services	4.800	2/15/07	87,408
80,000	Indiana Health Facilities Financing Authority, Floyd Memorial Hospital & Health Services	4.850	2/15/08	82,532
80,000	Indiana Health Facilities Financing Authority, Floyd Memorial Hospital & Health Services	4.950	2/15/09	82,728
95,000	Indiana Health Facilities Financing Authority, Kings Daughters Hospital, (Asset GTY)	5.100	2/15/06	98,365
95,000	Indiana Health Facilities Financing Authority, Kings Daughters Hospital, (Asset GTY)	5.100	8/15/06	98,905
95,000	Indiana Health Facilities Financing Authority, Kings Daughters Hospital, (Asset GTY)	5.250	2/15/08	100,289
110,000	Indiana Health Facilities Financing Authority, Kings Daughters Hospital, (Asset GTY)	5.350	8/15/09	117,847
550,000	Indiana Health Facility Financing Authority Hospital Revenue, Sisters of St. Francis Health, Series A, MBIA	5.000	11/1/10	579,552
500,000	Indiana State Financing Authority Toll Road Revenue	5.000	7/1/14	501,025
780,000	Indianapolis Indiana Economic Development Revenue, Mandatory Put 12/1/04 @ 100, AMT (FNMA)	6.375	12/1/24	791,528
140,000	Indianapolis Indiana Utilities Revenue, ETM	7.000	6/1/08	153,768
50,000	Lawrence Indiana Multi-Family Revenue, AMT (FNMA)	5.050	1/1/08	51,741
530,000	Lawrence Indiana Multi-Family Revenue, Mandatory Put 1/1/08 @100, AMT (FNMA)	5.150	6/1/24	548,698
125,000	Moorsville Indiana School Building Corporation, First Mortgage (FSA)	5.000	7/15/15	130,571

				4,820,896

	Kansas — 0.15%
45,000	Kansas State Development Finance Authority Multi-Family, AMT (LOC)	5.300	10/1/07	46,179
255,000	Kansas State Development Finance Authority Multi-Family, Mandatory Put 10/1/07 @100, AMT (LOC)	5.600	10/1/19	261,847
195,000	McPhearson Kansas Electric Utility, Partial Prerefunded 3/1/03 @ 100, ETM (AMBAC)	5.900	3/1/07	212,380
5,000	Merriam Kansas Hospital Revenue, Shawnee Mission Medical Center Income, ETM	6.900	6/1/05	5,234
20,000	Wichita Kansas Hospital Revenue	6.875	3/1/07	21,000

				546,640

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2004

Principal Amount	Security Description	Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Kentucky — 0.29%
$30,000	Kentucky State Turnpike Authority Recovery Road Revenue	0.000	7/1/06	$27,562
325,000	Kentucky State Turnpike Authority Resource Recovery, ETM	6.125	7/1/07	341,257
175,000	Kentucky State Turnpike Authority Resource Recovery, Recovery Road Revenue, ETM	6.625	7/1/08	188,323
85,000	Kentucky State Turnpike Authority Toll Road Revenue, Prerefunded 7/01/06 @ 100	5.500	7/1/07	90,576
345,000	Louisville Kentucky Riverfront Corp., ETM	5.750	7/1/10	369,329

				1,017,047

	Louisiana — 2.85%
175,000	East Baton Rouge Parish Louisiana Hospital District No. 3, Woman's Hospital Foundation, ETM	7.200	10/1/08	192,420
30,000	Iberia Home Mortgage Authority Louisiana Single Family	7.375	1/1/11	30,388
160,000	Louisiana Housing Finance Agency Mortgage Revenue, AMT (GNMA)	6.450	9/1/27	169,032
395,000	Louisiana Housing Finance Agency Mortgage Revenue, AMT (GNMA)	6.500	9/1/38	415,346
1,245,000	Louisiana Local Government Environmental Facilities Community Development Authority, Series A (AMBAC)	5.200	6/1/17	1,330,108
465,000	Louisiana State Health Education Authority, Lease Rent Revenue, Tulane University Medical Center, ETM	7.875	7/1/09	514,662
2,445,000	Louisiana State Military Department Custody Recipients	3.400	12/1/11	2,402,555
3,005,000	New Orleans Louisiana Home Mortgage Authority, ETM	6.250	1/15/11	3,413,801
1,395,000	Tensas Parish Louisiana Law Enforcement District, Certificates of Participation	7.000	9/1/18	1,585,766

				10,054,078

	Maine — 0.10%
175,000	Maine Finance Authority Revenue, AMT (FSA)	5.200	7/1/18	182,978
30,000	Maine State Health Facilities Authority Revenue, ETM	6.625	9/1/05	30,833
115,000	Maine State Health Facilities Authority Revenue, Webber Hospital Association Project, ETM (AMBAC)	6.500	5/1/09	126,106

				339,917

	Maryland — 0.30%
5,000	Annapolis Maryland Economic Development Revenue	4.800	10/1/04	5,033
55,000	Annapolis Maryland Economic Development Revenue	5.000	10/1/06	57,226
55,000	Annapolis Maryland Economic Development Revenue	5.000	10/1/07	57,415
65,000	Annapolis Maryland Economic Development Revenue	5.000	10/1/08	68,122
110,000	Baltimore County Maryland Mortgage Revenue, Three Garden Village Project, Series A (FHLMC)	4.800	1/1/13	111,900
750,000	Maryland State Health & Higher Educational Facility Authority Revenue, Greater Baltimore Medical Center	5.000	7/1/25	719,828
50,000	Prince Georges County Maryland Housing Authority, Single Family Mortgage Revenue, Series A, AMT, SUB (FNMA/GNMA/FHLMC)	5.890	8/1/32	51,641

				1,071,165

	Massachusetts — 1.86%
450,000	Boston Massachusetts Industrial Development Finance Authority, Northend Community, Series A (FHA)	6.450	8/1/37	510,755
135,000	Boston Massachusetts Revenue, Deutsches Altenheim, Inc., Series A (FHA)	5.950	10/1/18	144,873
100,000	Dartmouth Massachusetts Housing Development Corporation Mortgage Revenue (FHA/MBIA)	4.850	7/1/09	100,198
35,000	Massachusetts Education Loan Authority, Issue D, Series A, AMT (MBIA)	7.250	1/1/09	35,000
245,000	Massachusetts State Development Finance Agency Revenue, Hampshire College	2.500	10/1/05	244,757
255,000	Massachusetts State Development Finance Agency Revenue, Hampshire College	3.000	10/1/06	254,556
335,000	Massachusetts State Development Finance Agency Revenue, Series A (GNMA)	6.700	10/20/21	376,473

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2004

Principal Amount	Security Description	Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Massachusetts (continued)
$20,000	Massachusetts State Health & Education Facilities Authority, Beth Israel Hospital, ETM	5.750	7/1/06	$20,610
1,000,000	Massachusetts State Health and Educational Facilities Authority Revenue, Massachusetts General Hospital, Series F, AMBAC	6.250	7/1/12	1,124,480
530,000	Massachusetts State Housing Finance Agency (Asset GTY)	4.850	9/1/13	545,752
145,000	Massachusetts State Housing Finance Agency, Housing Revenue, Single Family, Series 44	5.900	12/1/13	145,876
55,000	Massachusetts State Housing Finance Agency, Series A, AMT (MBIA)	6.125	12/1/11	57,554
80,000	Massachusetts State Industrial Finance Agency, AMT (GNMA)	5.400	8/20/12	82,379
1,670,000	Massachusetts State Industrial Finance Agency, AMT (GNMA)	6.450	8/20/39	1,820,466
545,000	Massachusetts State Industrial Finance Agency, Higher Education, Hampshire College Project	5.800	10/1/17	564,391
515,000	Massachusetts State Industrial Finance Agency, Revenue Bond, Retirement Facility, AMT (GNMA)	5.300	6/20/19	518,167

				6,546,287

	Michigan — 1.81%
70,000	Battle Creek Michigan Economic Development	5.125	2/1/09	71,624
80,000	Detroit Water Supply System, Water Utility Improvements, ETM	8.875	1/1/05	82,906
210,000	Grand Rapids Charter Township Michigan	5.200	7/1/14	214,872
1,000,000	Grandville Michigan Public Schools District	5.000	5/1/09	1,055,310
760,000	Michigan Higher Education Facility Authority Revenue, Limited Obligation, Thomas M. Cooley Law School (LOC)	5.350	5/1/15	780,779
250,000	Michigan Municipal Board Authority Revenue, ETM	6.000	10/1/04	252,845
10,000	Michigan State Hospital Finance Authority Revenue, ETM	8.500	7/1/05	10,295
185,000	Michigan State Hospital Financial Authority Revenue, Harper-Grace Hospitals	7.125	5/1/09	206,073
1,300,000	Michigan State Hospital Financial Authority Revenue, Mercy Mount Clemens, Series A (MBIA)	5.750	5/15/17	1,412,775
95,000	Michigan State Hospital Financial Authority Revenue, Mount Carmel Mercy Hospital Project	7.000	8/1/08	105,227
120,000	Michigan State Hospital Financial Authority Revenue, St. Joseph Mercy Hospital Project, ETM	7.000	7/1/05	122,684
1,615,000	Michigan State Housing Development Authority, Series A, AMT (FNMA)	4.250	12/1/12	1,629,729
60,000	Michigan State Strategic Fund Limited Obligation Revenue, International Project, Series A, Prerefunded 8/01/07 @ 101	5.750	8/1/19	66,188
75,000	Michigan State Strategic Fund Ltd., ETM	7.875	8/15/05	77,582
190,000	Saginaw Michigan Hospital Finance Authority, ETM	7.500	11/1/10	216,059
200,000	Vicksburg Michigan Community Schools, Capital Appreciation, Prerefunded 5/01/06 @ 37.2417	0.000	5/1/20	71,500

				6,376,448

	Minnesota — 0.75%
35,000	Cambridge Minnesota Mortgage Revenue (GNMA)	5.400	11/20/05	35,532
5,000	Dakota County Minnesota Housing & Redevelopment Authority, AMT (GNMA/FNMA)	5.750	10/1/04	4,999
100,000	Eden Prairie Minnesota Multifamily Housing Revenue, Rolling Hills Project (GNMA)	6.150	8/20/31	106,622
250,000	Minneapolis Minnesota Special School District Number 001 Certificate Participation, MBIA	5.000	2/1/11	265,825
310,000	Minnesota State Housing Finance Agency, AMT	6.500	1/1/26	311,535
105,000	Moorhead Minnesota Residential Mortgage Revenue, ETM	7.100	8/1/11	119,075
35,000	North Suburban Hospital District Minnanoka & Ramsey Counties, Hospital Revenue, Health Central, Inc., ETM	7.125	5/1/09	38,500
135,000	Rochester Minnesota Hospital Revenue, ETM	5.750	10/1/07	141,673
10,000	St. Paul Minnesota Port Authority Hospital Revenue, ETM	7.750	7/1/04	10,000
490,000	St. Paul Minnesota Port Authority Hospital Revenue, ETM	7.250	7/1/06	523,819
1,000,000	White Earth Band of Chippewa Indians, Revenue, Series A (ACA)	7.000	12/1/11	1,079,861

				2,637,441

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2004

Principal Amount	Security Description	Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Mississippi — 0.53%
$310,000	Corinth & Alcorn County Mississippi Hospital Revenue	5.000	10/1/08	$321,299
140,000	Corinth & Alcorn County Mississippi Hospital Revenue	5.125	10/1/10	143,380
700,000	Jackson Mississippi Housing Authority, AMT (FSA)	5.300	4/1/19	702,786
505,000	Lincoln County Mississippi Hospital Revenue (Asset GTY)	5.500	4/1/18	532,851
80,000	Mississippi Business Finance Corp., AMT (LOC)	5.800	9/1/04	80,565
95,000	Mississippi Business Finance Corp., AMT (LOC)	5.900	9/1/05	95,685

				1,876,566

	Missouri — 1.40%
570,000	Boone County Missouri Industrial Development Authority, Otscon, Inc. Project, Mandatory Put 5/1/05 @100, AMT (LOC)	5.125	5/1/18	581,155
40,000	Bridgeton Missouri Industrial Development (GNMA)	5.250	12/20/19	40,859
1,040,000	Kansas City Missouri Industrial Development Authority Multi-Family Housing Revenue, Walnut Grove Apartments, Section 8 Assisted, Series A, AMT	6.550	12/15/15	1,154,910
615,000	Missouri State Development Financing Board, Recreational Facilities, YMCA Greater St. Louis Project, Series A (LOC)	4.750	9/1/07	638,849
230,000	Missouri State Development Financing Board, Recreational Facilities, YMCA Greater St. Louis Project, Series A (LOC)	4.900	9/1/10	238,243
200,000	Ozarks Public Building Corporation Missouri Leasehold Revenue, Ozarks Technical Community College Project, Prerefunded 3/1/8 @100	5.750	3/1/16	210,246
540,000	Pacific Missouri Industrial Development Revenue, AMT (LOC)	5.950	5/1/07	566,400
180,000	Pacific Missouri Industrial Development Revenue, AMT (LOC)	6.200	5/1/12	187,738
180,000	Pacific Missouri Industrial Development, Clayton Corp. Project, AMT (LOC)	6.450	5/1/17	186,052
220,000	Sikeston Missouri Electrical Revenue, ETM	6.250	6/1/08	237,697
360,000	St. Charles County Missouri Health Care	5.400	11/15/16	362,408
145,000	St. Louis Missouri Airport Revenue, Airport Development Program, Series A (MBIA)	5.625	7/1/16	157,399
150,000	St. Louis Missouri Land Clearance Redevelopment Authority, Westminster Place Apartments, Mandatory Put 4/1/07 @100 (FNMA)	5.950	7/1/22	157,937
125,000	St. Louis Missouri School District, FGIC	6.000	4/1/12	125,333
100,000	Taney County Public Water Supply, District Number 3 Lease Partner, Prerefunded 7/01/05 @ 100	7.250	1/1/14	104,718

				4,949,944

	Montana — 0.02%
80,000	Missoula County Hospital, ETM	7.125	6/1/07	86,771

	Nebraska — 0.65%
1,000,000	Clay County Nebraska Industrial Development Revenue, AMT (LOC)	4.750	3/15/09	1,027,509
390,000	Clay County Nebraska, AMT (LOC)	5.250	3/15/14	394,493
40,000	Fillmore County Nebraska Industrial Development Revenue, AMT (LOC)	5.000	12/1/11	40,439
50,000	Fillmore County Nebraska Industrial Development Revenue, AMT (LOC)	5.200	12/1/13	50,321
460,000	Nebraska Investment Financial Authority Multi-Family Housing, Old Cheney Apartments, Mandatory Put 12/1/05 @100 (FNMA)	5.500	12/1/25	463,611
150,000	Nebraska Investment Financial Authority Multi-Family Housing, Tara Hills Village (FNMA)	4.875	1/1/08	155,357
170,000	Woolworth Nebraska Housing Development (MBIA)	5.350	7/1/21	170,272

				2,302,002

	Nevada — 0.96%
1,850,000	Clark County Nevada Passenger Facility Charge Revenue, Las Vegas Mccarran International Airport, MBIA	5.375	7/1/14	1,957,263
30,000	Nevada Housing Division, AMT	6.450	10/1/07	29,884
35,000	Nevada Housing Division, AMT	6.000	10/1/09	36,499
55,000	Nevada Housing Division, AMT (FNMA)	5.900	4/1/06	56,518
85,000	Nevada Housing Division, AMT (FNMA)	5.500	10/1/09	88,646

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2004

Principal Amount	Security Description	Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Nevada (continued)
$585,000	Nevada Housing Division, Multi-Unit Housing, Lake Vista Project, Series A, AMT (LOC)	5.200	10/1/18	$589,159
320,000	Nevada Housing Division, Multi-Unit, Arville Project, AMT (FNMA)	6.500	10/1/16	333,623
25,000	Nevada Housing Division, Single Family Mortgage, Series A, AMT	6.350	10/1/07	24,944
40,000	Nevada Housing Division, Single Family Mortgage, Series C-1	5.450	4/1/10	39,954
60,000	Nevada Housing Division, Single Family Mortgage, Series B-1	4.950	4/1/12	60,784
165,000	Nevada Housing Division, Single Family Mortgage, Series C-1	5.600	4/1/17	168,287

				3,385,561

	New Hampshire — 0.86%
500,000	New Hampshire Health & Educational Facilities Authority Revenue, Portsmouth Academy, ACA	5.000	7/1/13	497,225
1,200,000	New Hampshire Higher Education & Health Facilities, Franklin Pierce College	5.125	10/1/13	1,202,244
45,000	New Hampshire Higher Education & Health Facilities, Franklin Pierce College (ACA)	4.900	10/1/08	46,772
495,000	New Hampshire Higher Education & Health Facilities, Franklin Pierce College (ACA)	5.000	10/1/09	514,914
205,000	New Hampshire Higher Education & Health Facilities, Kendal at Hanover Issue (LOC)	5.200	10/1/06	205,467
150,000	New Hampshire Higher Education & Health Facilities, Kendal at Hanover Issue (LOC)	5.300	10/1/07	150,353
40,000	New Hampshire Higher Education & Health Facilities, Rivier College	4.750	1/1/05	40,535
10,000	New Hampshire Higher Education & Health Facilities, Rivier College	4.850	1/1/07	10,338
55,000	New Hampshire Higher Education & Health Facilities, Rivier College	4.900	1/1/08	57,103
315,000	New Hampshire Higher Education & Health Facilities, Rivier College	5.550	1/1/18	320,711

				3,045,662

	New Jersey — 2.90%
50,000	Bergen County New Jersey Utilities Authority, ETM	6.400	12/15/09	54,915
200,000	Essex County New Jersey Utilities Authority (FSA)	4.800	4/1/14	206,056
50,000	Glouchester County New Jersey Improvement Authority, AMT (County GTY)	5.000	11/1/10	53,163
70,000	Manchester Township New Jersey Board of Education, FSA	3.000	3/1/11	67,059
135,000	Moorestown Township New Jersey Fire District Number 1	4.000	10/1/10	139,351
80,000	New Jersey Economic Development Authority Revenue (ACA)	4.850	7/1/04	80,000
1,500,000	New Jersey Economic Development Authority Revenue, First Mortgage, Far Hills Country Day School	4.400	9/1/24	1,500,540
5,500,000	New Jersey Economic Development Authority Revenue, First Mortgage, Far Hills Country Day School	5.500	9/1/24	5,472,775
575,000	New Jersey Health Care Facilities Financing Authority Revenue, Jersey City Medical Center (AMBAC/FHA)	4.800	8/1/21	600,703
285,000	New Jersey State Educational Facilities Authority	7.250	7/1/25	294,026
715,000	New Jersey State Educational Facilities Authority Revenue, Fairleigh Dickinson, Series C	4.250	7/1/06	729,578
500,000	New Jersey State Housing & Mortgage Finance Agency, Multi-Family Housing Revenue, Series A (AMBAC)	5.300	5/1/06	516,510
50,000	New Jersey State Turnpike Authority, Turnpike Revenue	5.200	1/1/08	52,626
50,000	New Jersey State Turnpike Authority, Turnpike Revenue	5.875	1/1/08	53,339
210,000	New Jersey State Turnpike Authority, Turnpike Revenue, ETM	5.700	5/1/13	230,305
175,000	Passaic County New Jersey	5.000	9/15/12	184,821

				10,235,767

	New Mexico — 0.60%
296,000	Albuquerque New Mexico Collateralized (FGIC)	0.000	5/15/11	175,392
95,000	Albuquerque New Mexico Hospital Revenue	7.500	7/1/08	104,219
50,000	Albuquerque New Mexico Hospital Revenue, ETM	7.750	8/1/08	55,258
1,300,000	Bernalillo County New Mexico Gross Receipts Tax Revenue, (AMBAC)	4.000	6/15/14	1,273,870
370,000	Bernalillo County New Mexico Multi-Family, Mandatory Put 11/1/06 @100 (AXA)	5.250	11/1/25	369,504
35,000	New Mexico Mortgage Financing Authority (GNMA/FNMA)	5.500	7/1/17	35,717
85,000	New Mexico Mortgage Financing Authority (GNMA/FNMA)	5.600	7/1/28	86,067

				2,100,027

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2004

Principal Amount	Security Description	Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	New York — 4.52%
$125,000	Albany New York Housing Authority, Housing Revenue, Lark Drive Association Project, AMT (LOC)	5.200	12/1/13	$128,593
110,000	Albany New York Housing Authority, Housing Revenue, Lark Drive Association Project, AMT (LOC)	5.400	12/1/18	113,211
335,000	Albany New York Housing Authority, Housing Revenue, Lark Drive Association Project, AMT (LOC)	5.500	12/1/28	339,023
125,000	Capital District Youth Center New York (LOC)	6.000	2/1/17	131,978
840,000	East Rochester New York Housing Authority Revenue, Gates Senior Housing Project, (GNMA)	6.125	4/20/43	932,425
500,000	Long Island Power Authority Electrical Systems Revenue, Series B	5.000	6/1/11	527,710
110,000	New York City Industrial Development Agency, College of Aeronautics Project	5.000	5/1/06	113,626
70,000	New York City Industrial Development Agency, College of Aeronautics Project	5.200	5/1/09	73,151
85,000	New York New York, Series B (AMBAC)	7.250	8/15/07	96,372
760,000	New York State Dormitory Authority Lease Revenue, Court Facilities, Series A	5.250	5/15/11	818,338
2,285,000	New York State Dormitory Authority Lease Revenue, Court Facilities, Series A	5.750	5/15/14	2,515,100
320,000	New York State Dormitory Authority Revenue, D'Youville College (Asset GTY)	4.375	7/1/08	334,576
745,000	New York State Dormitory Authority Revenue, Hunts Point Multi-Service Center	5.625	7/1/22	797,060
235,000	New York State Dormitory Authority Revenue, Lutheran Social Services (AMBAC/FHA)	5.125	2/1/18	243,754
330,000	New York State Dormitory Authority Revenue, Norwegian Christian Home and Health Center (MBIA/FHA)	4.900	8/1/21	347,434
3,670,000	New York State Dormitory Authority Revenue, Norwegian Christian Home and Health Center (MBIA/FHA)	6.100	8/1/41	3,894,236
600,000	New York State Dormitory Authority Revenue, Second Hospital	5.000	2/15/10	642,834
500,000	New York State Dormitory Authority Revenues, (MBIA-IBC)	5.700	8/15/09	540,625
625,000	New York State Housing Finance Agency Revenue, Multi-Family Housing, Northfield Apartment, Series A	4.300	8/15/14	622,950
605,000	New York, New York City Industrial Development Agency, Civic Facility Revenue, Bank Street College Project (Radian)	4.500	12/1/07	633,730
175,000	Oneida County New York Industrial Development Agency Revenue, Civic Facilities-Mohawk Valley, Series A (FSA)	4.650	2/1/05	178,264
230,000	Oneida County New York Industrial Development Agency Revenue, Civic Facilities-Mohawk Valley, Series A (FSA)	4.700	2/1/06	239,435
245,000	Oneida County New York Industrial Development Agency Revenue, Civic Facilities-Mohawk Valley, Series A (FSA)	5.000	1/1/13	256,743
300,000	Oneida County New York Industrial Development Agency Revenue, Civic Facilities-Mohawk Valley, Series A (FSA)	5.000	1/1/13	314,379
100,000	Onondaga County New York Industrial Development Agency, Civic Facilities Revenue, Lemoyne College, Series A	5.500	3/1/14	104,967
40,000	Onondaga County New York Industrial Development, Lemoyne College	5.000	3/1/07	41,526
250,000	Port Authority of New Jersey & New York, Airport and Marina Improvements	5.250	9/15/12	265,330
240,000	Schenectady New York Industrial Development Agency, Civic Facilities Revenue, Schaffer Heights (GNMA)	5.250	11/1/10	246,336
290,000	Syracuse New York Housing Authority Revenue (FHA)	5.000	8/1/07	296,157
80,000	Triborough Bridge & Tunnel Authority	7.250	1/1/10	89,846
85,000	Yates County New York Industrial Development Agency, Civic Facilities Revenue, Soldiers & Sailors Memorial (FHA)	5.500	2/1/19	87,831

				15,967,540

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2004

Principal Amount	Security Description	Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	North Carolina — 0.50%
$265,000	North Carolina Medical Care Community Revenue, North Carolina Housing Foundation, Inc.	6.000	8/15/10	$286,412
600,000	North Carolina Medical Care, Community Hospital Revenue Bond, ETM	7.625	10/1/08	665,754
790,000	Winston Salem North Carolina Certificates Participation, Series A	5.000	6/1/07	821,971

				1,774,137

	North Dakota — 1.26%
1,250,000	Fargo North Dakota Health Systems Revenue, Meritcare Hospital, Group A (MBIA)	5.600	6/1/13	1,351,800
1,650,000	Fargo North Dakota Health Systems Revenue, Meritcare Hospital, Group A (MBIA)	5.550	6/1/16	1,756,524
95,000	North Dakota State Housing Finance Agency Revenue, Home mortgage Finance, Series E, AMT	4.500	7/1/07	96,699
75,000	North Dakota State Housing Finance Agency Revenue, Home mortgage Finance, Series E, AMT	4.550	1/1/08	76,280
115,000	North Dakota State Housing Finance Agency Revenue, Home mortgage Finance, Series E, AMT	4.850	7/1/11	116,596
120,000	North Dakota State Housing Finance Agency Revenue, Home mortgage Finance, Series E, AMT	4.950	1/1/12	121,325
65,000	North Dakota State Housing Finance Agency Revenue, Series D, AMT	4.500	1/1/07	65,740
65,000	North Dakota State Housing Finance Agency Revenue, Series D, AMT	4.550	1/1/08	65,768
185,000	North Dakota State Housing Finance Agency Revenue, Series D, AMT	4.550	7/1/08	188,713
80,000	North Dakota State Housing Finance Agency Revenue, Series D, AMT	4.650	1/1/09	81,326
220,000	North Dakota State Housing Finance Agency Revenue, Series D, AMT	4.850	7/1/11	223,054
210,000	North Dakota State Housing Finance Agency Revenue, Series D, AMT	4.950	1/1/12	212,085
85,000	North Dakota State Housing Finance Agency Revenue, Series D, AMT	5.000	1/1/13	85,429

				4,441,339

	Ohio — 1.74%
105,273	Bridlewood Village Apartments, Certificates of Participation, Class A	5.600	9/1/21	106,911
555,000	Cuyahoga County Ohio Mortgage Revenue, AMT (GNMA)	5.200	9/20/09	566,333
325,000	Cuyahoga County Ohio Multi-Family Housing, AMT (GNMA)	6.250	12/20/36	347,497
300,000	Hancock County Ohio Multi-Family Housing, Crystal Glen Apartments, AMT (LOC)	5.050	1/1/10	300,777
30,000	Jefferson County Ohio (Asset GTY)	6.625	12/1/05	31,103
575,000	Knox County Ohio Hospital Facilities Revenue, Knox Community Hospital (Asset GTY)	5.000	6/1/12	606,107
1,380,000	Lorain County Ohio Hospital Revenue, Humility of Mary Health Care, Prerefunded 6/15/05 @ 100	5.900	12/15/08	1,417,135
50,000	Lucas-Palmer Housing Development Corporation of Ohio (FHA/MBIA)	5.900	7/1/07	51,832
35,000	Montgomery County Ohio Hospital Revenue	6.875	4/1/06	36,979
190,000	Ohio Capital Corporation For Housing, Mortgage Revenue, Georgetown Village Ltd., Section 8 Assisted Project (FHA)	6.625	7/1/22	190,363
350,000	Ohio Capital Corporation For Housing, Mortgage Revenue, Section 8 Assisted Project (FHA)	5.550	8/1/24	350,049
10,000	Ohio State Mortgage Revenue (FHA)	5.600	8/1/06	10,337
790,000	Ohio State Water Development Authority Pollution Control Facility Revenue (MBIA)	5.000	12/1/13	837,574
60,000	Ohio State Water Development Authority Revenue, ETM	8.000	12/1/04	61,621
80,000	Ohio State Water Development Pollution Control, ETM	6.375	6/1/07	85,669
372,000	Ohio State Water Development Pollution Control, General Motors Corp.	5.900	6/15/08	373,008
120,000	Portage County Ohio Hospital Revenue, ETM	6.700	12/1/07	129,172
165,000	Sandusky County Ohio Health Care Facilities Revenue (FNMA)	5.150	7/1/09	178,959
210,000	Stark County Ohio Health Care Facilty Review (GNMA)	5.300	7/20/18	214,171
230,000	Stark County Ohio Health Care Facilty Review (GNMA)	5.350	7/20/23	231,566

				6,127,163

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2004

Principal Amount	Security Description	Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Oklahoma — 1.51%
$1,425,000	Canadian County Oklahoma Home Financing Authority, Single Family Mortgage, Series A, Bonds Convert to 6.70% on 9/1/01, (GNMA)	6.700	9/1/32	$1,508,434
205,000	Grand River Dam Authority Oklahoma Revenue, ETM	6.250	11/1/08	220,277
190,000	McAlester Oklahoma Public Works Authority, ETM (FSA)	8.250	12/1/05	206,617
105,000	Oklahoma Housing Finance Agency Multi-Family (FNMA)	5.100	12/1/07	103,151
10,000	Oklahoma State Turnpike Authority, Turnpike Revenue, ETM	4.700	1/1/06	10,160
25,000	Tulsa County Oklahoma Public Facilities Authority Capital Improvement Revenue	6.950	11/1/07	26,910
35,000	Tulsa Oklahoma Airports Improvement, Tulsa International Airport, ETM	6.400	6/1/06	37,064
15,000	Tulsa Oklahoma Industrial Authority Revenue, ETM	6.500	4/1/07	15,997
3,000,000	Washington County Oklahoma Medical Authority Revenue, Bartlesville, Jane Philips Medical Center Project, AMBAC	5.500	11/1/10	3,195,390

				5,324,000

	Oregon — 0.61%
1,850,000	Cow Creek Band Umpqua Tribe of Indians, Series B (AMBAC)	5.100	7/1/12	1,891,144
270,000	Oregon State Health Housing, Educational & Cultural Facilities, Cedar West Housing Project, Series A, AMT (LOC)	4.650	1/2/08	278,316

				2,169,460

	Pennsylvania — 10.75%
70,000	Allegheny County Pennsylvania Hospital Development Authority Revenue, ETM	6.750	7/1/05	71,420
260,000	Allegheny County Pennsylvania Hospital Development Authority Revenue (MBIA)	5.000	11/1/23	260,915
910,000	Allegheny County Pennsylvania Hospital Upmc (MBIA)	5.350	12/1/15	949,130
40,000	Allegheny County Pennsylvania Hospital Upmc, ETM	6.750	7/1/10	44,055
120,000	Allegheny County Pennsylvania Residential Finance Authority, Single Family Mortgage, Series DD-2, AMT (GNMA)	4.950	5/1/09	123,725
1,875,000	Allegheny County Pennsylvania Residential Finance Authority, Single Family Mortgage, Series KK-2, AMT, SUB (GNMA)	5.750	5/1/33	1,882,593
50,000	Allegheny County Pennsylvania, SFM (GNMA)	5.200	5/1/17	50,479
365,000	Beaver County Pennsylvania Industrial Development Authority (GNMA)	4.850	5/20/10	381,633
390,000	Berks County Pennsylvania Redevelopment Authority, Muliti-Family Revenue (FNMA)	5.150	1/1/19	390,737
770,000	Berks County Pennsylvania Solid Waste Authority, County Guaranteed Revenue, FSA	3.000	4/1/09	746,307
790,000	Berks County Pennsylvania Solid Waste Authority, County Guaranteed Revenue, FSA	2.875	4/1/10	758,763
810,000	Berks County Pennsylvania Solid Waste Authority, County Guaranteed Revenue, FSA	3.200	4/1/11	785,482
70,000	Blair County Hospital Authority, ETM	6.900	7/1/08	75,991
750,000	Cambria County Pennsylvania, GO (FGIC)	5.500	8/15/16	816,083
245,000	Carbon County Pennsylvania Hospital Authority, County Gauranteed Hospital Revenue, Gnaden Huetten Memorial Hospital Project, Prerefunded 7/1/05 @100	10.000	1/1/14	262,843
100,000	Chester County Pennsylvania Health & Education Facilities Authority Health Systems Revenue, Jefferson Health Systems, Series B, AMBAC	4.900	5/15/07	105,840
60,000	Chester County Pennsylvania Health & Education Finance Authority, Immaculata College	5.000	10/15/06	60,168
105,000	Chester County Pennsylvania Health & Education Finance Authority, Immaculata College	5.000	10/15/07	105,297
10,000	Chester County Pennsylvania Health & Education Finance Authority, Immaculata College	5.100	10/15/08	10,029
70,000	Chester County Pennsylvania Health & Education Finance Authority, Immaculata College	5.125	10/15/09	70,203
95,000	Chester County Pennsylvania Health & Education Finance Authority, Immaculata College	5.300	10/15/11	95,283
60,000	Coatesville Pennsylvania Water Revenue, ETM	6.250	10/15/13	67,363
290,000	Cumberland County Pennsylvania Municipal Authority Revenue, Presbyterian Homes, Inc. Project	6.000	12/1/26	285,389
50,000	Delaware County Pennsylvania Authority College Revenue, Eastern College	4.750	10/1/06	51,320
80,000	Delaware County Pennsylvania Authority College Revenue, Eastern College	4.950	10/1/08	83,782
50,000	Delaware County Pennsylvania Authority College Revenue, Eastern College, Series B	4.850	10/1/07	52,172
840,000	Delaware County Pennsylvania Authority College Revenue, Eastern College, Series B	5.500	10/1/19	827,592

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2004

Principal Amount	Security Description	Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Pennsylvania (continued)
$40,000	Delaware County Pennsylvania Authority Health Care Revenue, Mercy Health Corp., Series A, ETM	5.125	11/15/12	$40,812
200,000	Delaware County Pennsylvania Authority Revenue, Dunwoody Village Project	6.250	4/1/30	204,306
5,000	Erie County Pennsylvania Hospital Authority Revenue, Hamot Medical Center Project, ETM	6.900	1/1/05	5,135
305,000	Erie Pennsylvania Higher Education Building Authority, College Revenue, Gannon University Project, Series B	5.750	3/15/13	312,936
140,000	Erie Pennsylvania Higher Education Building Authority, College Revenue, Gannon University Project, Series A	5.750	3/15/13	143,643
200,000	Erie Pennsylvania Higher Education Building Authority, College Revenue, Gannon University Project	5.200	7/15/16	202,134
10,000	Erie Pennsylvania Higher Education Building Authority, Mercyhurst College Project	5.750	3/15/12	10,446
110,000	Erie Pennsylvania Higher Education Building Authority, Mercyhurst College Project	5.850	3/15/17	113,110
350,000	Fayette County Pennsylvania Hospital Authority, Hospital Revenue, The Uniontown Hospital (AMBAC)	5.550	6/15/08	375,246
370,000	Fayette County Pennsylvania Hospital Authority, Hospital Revenue, The Uniontown Hospital (AMBAC)	5.650	6/15/09	397,384
1,000,000	Fayette County Pennsylvania Hospital Authority, Hospital Revenue, The Uniontown Hospital	5.750	6/15/15	1,074,899
85,000	Greene County Pennsylvania Industrial Development Authority, Monongahela Power Co., Series B (MBIA)	5.100	2/1/12	90,630
50,000	Hazleton Pennsylvania Area School District, Series A (FGIC)	5.000	3/1/10	53,362
40,000	Hazleton Pennsylvania Area School District, Series A (FGIC)	5.000	3/1/11	42,419
25,000	Indiana County Pennsylvania Industrial Development Authority, Pollution Control Revenue (MBIA)	6.000	6/1/06	26,770
1,375,000	Lehigh County Pennsylvania General Purpose Authority Revenues, Good Shepherd Group, Series A	4.000	11/1/09	1,376,485
70,000	Methacton Pennsylvania School District Authority Revenue, Prerefunded 10/01/06 @ 100	6.500	4/1/07	76,594
370,000	Mifflin County Pennsylvania Hospital Authority, Lewiston Hospital (Asset GTY)	5.250	7/1/04	370,000
255,000	Mifflin County Pennsylvania Hospital Authority, Lewiston Hospital (Asset GTY)	5.300	7/1/05	262,897
235,000	Mifflin County Pennsylvania Hospital Authority, Lewiston Hospital (Asset GTY)	5.500	7/1/12	252,717
500,000	Mifflin County Pennsylvania Hospital Authority, Lewiston Hospital (Asset GTY)	6.000	7/1/15	543,725
240,000	Monroeville Pennsylvania Hospital Authority, East Suburban Health Center Project, Prerefunded 7/1/04 @ 100	7.600	7/1/08	240,000
10,000	Montgomery County Pennsylvania, ETM	9.000	8/15/04	10,083
10,000	Mount Lebanon Pennsylvania Hospital Authority, ETM	7.000	7/1/06	10,477
365,000	Pennsylvania Housing Finance Agency, Rental Housing	0.000	4/1/30	281,444
100,000	Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 58A, AMT	5.000	10/1/04	100,558
540,000	Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 65A, AMT	4.600	10/1/08	555,876
150,000	Pennsylvania State Higher Education Facilities Authority, Health Services Revenue (MBIA)	5.400	11/15/07	159,146
50,000	Pennsylvania State Higher Education Facilities, Health Services, (MBIA)	5.875	11/15/21	54,064
1,100,000	Pennsylvania State Higher Educational Facilities Authority Revenue (RADIAN)	6.000	6/1/29	1,157,056
380,000	Pennsylvania State Higher Educational Facilities Authority,	5.250	11/1/18	395,998
310,000	Pennsylvania State Higher Educational Facilities Authority, Health Services Revenue, MBIA	5.875	11/15/16	335,988
740,000	Pennsylvania State Higher Educational Facilities Authority, Health Services Revenue, (MBIA)	5.600	11/15/09	796,742
2,000,000	Pennsylvania State Higher Educational Facilities Authority, Health Services Revenue (MBIA)	5.700	11/15/11	2,163,219
100,000	Pennsylvania State Higher Educational Facilities Authority, Health Services Revenue, Allegheny Delaware Valley Obligation Group	5.600	11/15/09	107,380

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2004

Principal Amount	Security Description	Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Pennsylvania (continued)
$250,000	Pennsylvania State Higher Educational Facilities, Gwynedd-Mercy College (Asset GTY)	5.000	11/1/08	$258,123
145,000	Pennsylvania State Higher Educational Facilities, Gwynedd-Mercy College (Asset GTY)	4.550	11/1/09	151,641
205,000	Pennsylvania State Higher Educational Facilities, Gwynedd-Mercy College (Asset GTY)	4.650	11/1/10	212,755
200,000	Pennsylvania State Higher Educational Facilities, Gwynedd-Mercy College (Asset GTY)	4.900	11/1/12	207,122
135,000	Pennsylvania State Higher Educational Facilities, Gwynedd-Mercy College (Asset GTY)	5.000	11/1/13	141,037
350,000	Pennsylvania State Higher Educational Facilities, Health Services (MBIA)	5.875	11/15/18	371,637
40,000	Pennsylvania State Higher Educational Facilities, University of the Arts (Asset GTY)	4.750	3/15/05	40,120
70,000	Pennsylvania State Higher Educational Facilities, University of the Arts (Asset GTY)	4.850	3/15/06	70,214
80,000	Pennsylvania State Higher Educational Facilities, University of the Arts (Asset GTY)	5.100	3/15/09	80,257
80,000	Pennsylvania State Higher Educational Facilities, University of the Arts (Asset GTY)	5.200	3/15/10	80,262
80,000	Pennsylvania State Higher Educational Facilities, University of the Arts (Asset GTY)	5.250	3/15/11	80,264
80,000	Pennsylvania State Higher Educational Facilities, University of the Arts (Asset GTY)	5.300	3/15/12	80,266
500,000	Pennsylvania State Higher Educational Facilities, University of the Arts (Asset GTY)	5.500	3/15/13	533,510
55,000	Pennsylvania State Higher Educational Facilities, Ursinus College	5.400	1/1/06	57,675
1,455,000	Philadelphia Pennsylvania Airport Authority Revenue, AMT (FGIC)	5.375	6/15/12	1,540,626
60,000	Philadelphia Pennsylvania Authority For Industrial Development, Development Reviews	5.000	8/15/09	60,683
75,000	Philadelphia Pennsylvania Authority For Industrial Development (FHA)	4.750	2/1/08	77,912
705,000	Philadelphia Pennsylvania Authority For Industrial Development, Arbor House Inc. Project, Series E	6.100	7/1/33	660,536
160,000	Philadelphia Pennsylvania Authority For Industrial Development, Jeanes Physicians’ Office	9.375	7/1/10	162,722
620,000	Philadelphia Pennsylvania Authority For Industrial Development, Senior Living Revenue, Reider House Project, Series A	6.100	7/1/33	580,897
585,000	Philadelphia Pennsylvania Authority For Industrial Development, Senior Living Revenue, Saligman House Project, Series C	6.100	7/1/33	548,104
70,000	Philadelphia Pennsylvania Authority Industrial Development Revenue, Simpson House Project	5.000	8/15/10	70,260
60,000	Philadelphia Pennsylvania Authority Industrial Development Revenue, Simpson House Project	5.100	8/15/11	59,812
190,000	Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority Revenue, Frankford Hospital, ETM	5.750	1/1/19	198,512
2,500,000	Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority Revenue, Jefferson Health System, Series A (AMBAC)	5.125	5/15/18	2,586,474
250,000	Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority Revenue, Jerferson Health Systems, Series A	5.000	5/15/10	263,008
1,005,000	Philadelphia Pennsylvania Hospitals & Higher Education Facilities, Friends Hospital (ACA)	6.200	5/1/11	1,019,330
800,000	Philadelphia Pennsylvania Hospitals & Higher Education Facilities, Health Systems, Series A (FHA)	5.375	1/1/28	806,119
900,000	Philadelphia Pennsylvania Parking Authority, Parking Revenue (AMBAC)	5.250	2/1/15	952,533
170,000	Philadelphia Pennsylvania Redevelopment Authority Housing Revenue, Multi-Family (FHA)	5.450	2/1/23	172,217
840,000	Pittsburgh Pennsylvania Urban Redevelopment Authority, Multi-Family Mortgage Revenue (GNMA)	5.350	12/20/26	845,913
735,000	Pittsburgh Pennsylvania Urban Redevelopment Authority, Multi-Family Mortgage Revenue (GNMA)	5.350	12/20/26	740,174
25,000	Pittsburgh Pennsylvania Urban Redevelopment Authority, Oliver Garage Project (FGIC)	5.200	6/1/11	26,967
35,000	Pittsburgh Pennsylvania Urban Redevelopment Authority, Series C, AMT (GNMA/FNMA)	5.950	10/1/29	35,593
250,000	Potter County Pennsylvania Hospital Authority Revenue, Charles Cole Memorial Hospital, RADIAN	5.950	8/1/16	268,388

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2004

Principal Amount	Security Description	Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Pennsylvania (continued)
$120,000	Pottsville Pennsylvania Hospital Authority, Pottsville Hospital & Warne Clinic	5.150	7/1/09	$117,940
45,000	Pottsville Pennsylvania School District, ETM	9.375	5/1/06	48,668
50,000	Rose Tree Media Pennsylvania School District (FGIC)	4.400	2/15/11	51,578
250,000	Scranton-Lackawanna Pennsylvania Health & Welfare Authority Revenue, FGIC	5.125	7/1/16	261,213
150,000	Somerset County Pennsylvania Hospital Authority, Somerset Community Hospital, District B (Asset GTY)	5.200	3/1/10	159,966
10,000	Somerset County Pennsylvania Hospital Authority, Somerset Community Hospital, District B (Asset GTY)	5.300	3/1/11	10,698
25,000	St. Mary Hospital Authority, Bucks County, ETM	6.625	7/1/04	25,000
15,000	Suburban Lancaster Pennsylvania Sewer Authority Revenue, ETM	5.400	1/1/11	16,091
30,000	Unity Township Pennsylvania Municipal Authority Sewer Revenue, ETM	6.600	5/1/08	32,745
25,000	Upper Gwynedd-Towamencin Pennsylvania Municipal Authority Sewer Revenue, ETM	5.850	10/15/06	26,367
25,000	Wayne Pike Pennsylvania Joint School Authority School, ETM	6.000	12/1/07	26,055
300,000	Westmoreland County Pennsylvania, Series D, ETM	5.000	8/1/06	317,460
5,000	Williamsport Pennsylvania Area Joint School Authority School Revenue, ETM	5.700	2/1/06	5,190
255,000	Williamsport Pennsylvania Housing Authority Multi-Family (FHA/MBIA)	5.250	1/1/15	260,029
15,000	Womelsdorf Pennsylvania Sewer Authority, Prerefunded 2/1/07 @ 100	5.500	2/1/08	15,789
500,000	York County Pennsylvania Industrial Development Authority Water Facilities Revenue, York Water County Project	3.600	5/15/09	500,055
185,000	York Pennsylvania Housing Corp., Revenue Mortgage, Series A	6.875	11/1/09	185,124
60,000	York Township Water & Sewer, ETM	6.000	8/1/13	65,747

				37,925,653

	Rhode Island — 0.84%
105,000	Providence Rhode Island Housing Authority, Multi-Family Revenue, Lockwood Plaza Project, AMT (FNMA)	5.700	9/1/16	109,198
105,000	Providence Rhode Island Housing Authority, Multi-Family Revenue, Lockwood Plaza Project, AMT (FNMA)	5.700	9/1/17	109,101
110,000	Providence Rhode Island Housing Authority, Multi-Family Revenue, Lockwood Plaza Project, AMT (FNMA)	5.700	9/1/18	113,996
120,000	Providence Rhode Island Housing Authority, Multi-Family Revenue, Lockwood Plaza Project, AMT (FNMA)	5.700	9/1/19	124,033
125,000	Providence Rhode Island Housing Authority, Multi-Family Revenue, Lockwood Plaza Project, AMT (FNMA)	5.700	9/1/20	128,525
130,000	Providence Rhode Island Housing Authority, Multi-Family Revenue, Lockwood Plaza Project, AMT (FNMA)	5.700	9/1/21	132,851
1,400,000	Rhode Island State Economic Development Corp. Revenue, Providence Place Mall (Asset GTY)	5.750	7/1/10	1,509,075
95,000	Rhode Island State Industrial Development Facilities Corp., Crystal Thermoplastics Project, IRBA INSD, AMT	6.900	8/1/14	97,269
40,000	Rhode Island State Industrial Development Facilities Corp., IRBA INSD, AMT	4.700	4/1/05	40,604
40,000	Rhode Island State Industrial Development Facilities Corp., IRBA INSD, AMT	4.800	4/1/06	41,407
50,000	Rhode Island State Industrial Development Facilities Corp., IRBA INSD, AMT	4.900	4/1/07	52,208
40,000	Rhode Island State Industrial Development Facilities Corp., IRBA INSD, AMT	5.000	4/1/08	41,982
50,000	Rhode Island State Industrial Development Facilities Corp., IRBA INSD, AMT	5.100	4/1/09	51,917
50,000	Rhode Island State Industrial Development Facilities Corp., IRBA INSD, AMT	5.200	4/1/10	52,423
60,000	Rhode Island State Industrial Development Facilities Corp., IRBA INSD, AMT	5.250	4/1/11	62,365
60,000	Rhode Island State Industrial Development Facilities Corp., IRBA INSD, AMT	5.300	4/1/12	61,973
60,000	Rhode Island State Industrial Development Facilities Corp., IRBA INSD, AMT	5.350	4/1/13	61,795
90,000	Rhode Island State Industrial Development Facilities Corp., IRBA INSD, AMT	5.600	4/1/24	88,499
80,000	Rhode Island State Industrial Development Facilities Revenue, AKL Flexo Tech USA Project, IRBA INSD, AMT	5.500	4/1/19	79,837

				2,959,058

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2004

Principal Amount	Security Description	Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	South Carolina — 1.26%
$95,000	Charleston County South Carolina Residential Recovery Revenue, Foster Wheeler Charleston, AMBAC	5.100	1/1/08	$101,232
2,070,000	Columbia South Carolina Water & Sewer, ETM	7.750	1/1/11	2,391,533
500,000	South Carolina Jobs Economic Development Authority Revenue, AMT	5.050	6/1/08	520,245
107,000	South Carolina Jobs Economic Development Authority, Westminster Presbyterian	5.125	11/15/08	109,474
155,000	South Carolina State Educational Assistance, Student Loan, AMT	5.800	9/1/04	155,811
50,000	South Carolina State Housing Finance & Development	5.500	12/1/05	50,663
760,000	South Carolina State Housing Finance & Development, Mandatory Put 6/1/05 @ 100 (FNMA)	5.700	6/1/25	766,840
95,000	South Carolina State Housing Finance & Development (FHA)	6.050	7/1/27	95,327
245,000	South Carolina State Housing Finance & Development Authority, Multi-Family Revenue, Mandatory Put 6/1/10 @ 100 , AMT	6.750	6/1/25	250,135

				4,441,260

	South Dakota — 0.15%
500,000	South Dakota State Health & Educational Facilities Authority Revenue, Rapid City Regular Hospital	5.250	9/1/14	527,715

	Tennessee — 1.21%
200,000	Bristol Tennessee Health & Education Facilities Board Revenue, ETM	6.900	1/1/07	212,642
130,000	Greenville Tennessee Health & Educational Facilities, ETM	8.700	10/1/09	150,328
510,000	Johnson City Tennessee Electricity Revenue, MBIA	4.750	5/1/08	538,626
550,000	Johnson City Tennessee Health & Education, ETM	7.000	7/1/11	620,191
190,000	Metro Government Nashville & Davidson County Tennessee (Asset GTY)	5.500	5/1/23	194,695
65,000	Metro Government Nashville & Davidson County Tennessee, CI Homes, Inc. Project, Series A, Prerefunded 10/1/07 @ 105	9.000	10/1/22	77,512
745,000	Metro Government Nashville & Davidson County Tennessee, Health and Education Facilities Board (Radian)	5.100	8/1/16	762,448
540,000	Metro Government Nashville & Davidson County Tennessee, Mandatory Put 2/1/06 @ 100 (FNMA)	5.200	2/1/21	556,891
530,000	Metro Government Nashville & Davidson County Tennessee, Multi-Family Housing, Welch Bend Apartments, Mandatory Put 1/1/07 @ 100 (FNMA)	5.500	1/1/27	548,174
610,000	Metro Government Nashville & Davidson County Tennessee, Series A-1, (GNMA)	7.250	6/20/36	608,158

				4,269,665

	Territory of American Samoa — 0.07%
220,000	Territory of American Samoa, GO (ACA)	6.000	9/1/07	237,021

	Texas — 6.16%
100,000	Austin Texas Independent School District, Unrefunded Balance, PSF-GTD	5.700	8/1/11	106,225
5,000	Bexar County Texas Housing Finance Corp. Revenue, AMT (GNMA)	7.750	9/1/15	5,002
975,000	Bexar County Texas Housing Finance Corp., Multi Family Housing Revenue, Perkin Square Project, Series A-1, (GMNA)	6.550	12/20/34	1,077,160
3,070,000	Bexar County Texas Housing Finance Corp., Multi-Family Housing Revenue, Stablewood Farms (GNMA)	6.250	7/20/43	3,321,432
450,000	Bexar County Texas Revenue Project (MBIA)	5.750	8/15/22	478,178
100,000	Brazoria County Texas Municipal Utilities District Number 6, RADIAN	7.000	9/1/09	114,063
190,000	Brenham Texas, Certificates of Obligation (FSA)	5.375	8/15/15	204,562
30,000	Bryan Texas Higher Education Authority, Allen Academy	6.500	12/1/06	31,669
435,000	Bryan Texas Higher Education Authority, Allen Academy	7.300	12/1/16	492,899
65,887	Capital Area Housing Finance Corp., AMT	6.500	11/1/19	65,588
750,000	Danbury Higher Education Authority Revenue, George Gervin Youth Center, Series A	5.250	2/15/10	782,302

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2004

Principal Amount	Security Description	Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Texas (continued)
$5,000	Del Rio Texas (Asset GTY)	7.500	4/1/08	$5,674
55,000	Del Rio Texas (Asset GTY)	7.500	4/1/09	62,329
5,000	Del Rio Texas (Asset GTY)	6.500	4/1/10	5,419
5,000	Del Rio Texas (Asset GTY)	5.550	4/1/11	5,266
5,000	Del Rio Texas (Asset GTY)	5.650	4/1/13	5,262
5,000	Del Rio Texas (Asset GTY)	5.750	4/1/16	5,247
65,000	Del Rio Texas (Asset GTY)	5.750	4/1/17	68,102
25,000	Denison Texas Hospital Authority Hospital Revenue, ETM	7.125	7/1/08	27,112
130,000	Edgewood Texas Independent School District	4.900	8/15/08	134,473
130,000	Edgewood Texas Independent School District	5.000	8/15/09	133,966
140,000	Edgewood Texas Independent School District	5.000	8/15/10	143,686
160,000	Edgewood Texas Independent School District	5.250	8/15/13	164,670
75,000	Garland Texas Certificates of Obligation	5.750	2/15/18	82,229
500,000	Greater Greenspoint Texas Redevelopment Authority Tax Increment Contract, RADIAN	5.250	9/1/10	537,940
285,000	Harris County Texas Hospital District Mortgage Revenue, (MBIA)	7.400	2/15/10	320,756
440,000	Harris County Texas Housing Finance Corp., Multi Family Housing Revenue, Copperwood Ranch Apartments, Series A, SUB, AMT (AMBAC)	4.850	12/1/12	456,051
120,000	Harris County Texas Municipal Utilities District Number 368, RADIAN	7.000	9/1/14	137,753
255,000	Harris County Texas Municipal Utility District Number 354, RADIAN	5.300	5/1/12	266,988
300,000	Heart of Texas Housing Financial Corp., Waco Parkside Village, Multi-Family Housing, AMT (GNMA)	7.400	9/20/35	331,485
135,000	Houston Texas Apartment Systems Revenue, ETM	7.600	7/1/10	155,901
190,000	Houston Texas Housing Finance Corp., Single Family	0.000	6/1/14	91,381
130,000	Houston Texas Sewer System Revenue, ETM	6.375	10/1/08	140,682
35,000	Kleberg County Texas Hospital Revenue, ETM	8.000	7/1/08	38,489
400,000	Lubbock Texas Health Facility Revenue	5.875	3/20/37	415,120
1,000,000	Midland County, Texas Hospital District Revenue Bond (AMBAC)	5.375	6/1/16	1,063,800
2,600,000	North Texas Health Facilities Development Corp., Hospital Revenue, United Regional Health Care Systems Inc. Project (MBIA)	5.000	9/1/14	2,732,288
265,000	Northeast Hospital Authority Texas Revenue, ETM	8.000	7/1/08	292,030
25,814	Odessa Texas Housing Finance Corp. Single Family (FNMA)	8.450	11/1/11	26,452
60,000	Panhandle Texas Regulation Housing Finance, AMT (GNMA)	7.500	5/1/24	60,125
10,000	Panhandle-Plains Texas Higher Education, Series D, AMT	5.250	3/1/05	10,071
1,000,000	San Antonio Texas Electric & Gas, Series 2000	5.800	2/1/06	1,038,980
65,000	Southeast Texas Hospital Finance, ETM	6.500	5/1/09	71,260
390,000	Southeast Texas Housing Financal Corp.	0.000	9/1/17	192,274
35,000	Tarrant County Texas Health Facilities Development Revenue, South Central Nursing Homes (FHA/MBIA)	6.000	1/1/37	38,109
649,000	Tarrant County Texas Housing Finance Corp., Multi-Family Housing, Lost Spurs Ranch Apartments LLC (GNMA)	6.850	9/20/30	659,209
1,269,000	Tarrant County Texas Housing Finance Corp., Multi-Family Housing, Lost Spurs Ranch Apartments LLC (GNMA)	6.950	3/20/39	1,288,949
719,000	Tarrant County Texas Housing Finance Corp., Multi-Family Housing, Lost Spurs Ranch Apartments LLC (GNMA)	5.500	9/20/42	727,067
490,000	Tarrant County Texas Housing Finance Corp., Multi-Family Housing, Summit Project A, Mandatory Put 9/1/07 @ 100 (FNMA)	5.080	9/1/27	503,005
25,000	Texarkana Texas Housing Finance Corp. Mortgage, Summer Hill, Series A (GNMA)	5.550	1/20/07	25,195
800,000	Texas State Afforable Housing, Multifamily Housing Revenue, American Housing Foundation, Series A, (MBIA)	4.050	9/1/07	818,039
210,000	Texas State Department Housing & Community Affairs, Meadow Ridge Apartments Project, AMT (FNMA)	5.050	8/1/08	210,000

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2004

Principal Amount	Security Description	Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Texas (continued)
$190,000	Texas State Department Housing & Community Affairs, Volente Project, AMT (FNMA)	5.000	7/1/08	$198,358
300,000	Texas State Public Finance Authority Building Revenue, Department of Criminal Justice, Series A, FSA	5.250	2/1/11	324,423
10,000	Texas State Water Development Revenue, Series B, ETM	6.500	8/1/05	10,245
500,000	Texas Water Development Board Revenue, Series B	5.750	7/15/12	549,640
30,000	Travis County Texas Health Facilities Development Corporation Hospital Revenue, ETM	5.000	11/1/05	30,673
230,000	Travis County Texas Housing Finance Corp., Broadmoor Apartments Project, AMT (FSA)	5.700	6/1/06	237,556
200,000	Ysleta Texas Independent School District Public Facilities Corporation Lease Revenue, AMBAC	4.750	11/15/12	208,677

				21,731,486

	Utah — 1.02%
85,000	Provo City Utah Housing Authority Multi-Family, Lookout Pointe Apartments (GNMA)	6.000	7/20/08	86,309
10,000	Salt Lake City Utah Hospital Revenue, ETM	8.000	5/15/07	10,978
1,750,000	Utah Housing Corp Single Family Mortgage Revenue	5.250	7/1/25	1,753,710
965,000	Utah Housing Corp., Single Family Mortgage, Series D-2, Class III, SUB, AMT	5.000	7/1/18	977,033
45,000	Utah State Housing Finance Agency, Single Family Mortgage, A2 Class III, AMT	5.050	7/1/12	45,459
35,000	Utah State Housing Finance Agency, Single Family Mortgage, Series F1, Class I	5.500	7/1/16	35,136
300,000	Utah State Housing Finance Agency, Single Family Mortgage, Mezz D2, AMT	5.400	7/1/20	302,687
90,000	Utah State Housing Finance Agency, Single Family Mortgage, Series A2 Class II, AMT	5.400	7/1/16	89,866
55,000	Utah State Housing Finance Agency, Single Family Mortgage, Series A2, Class III, AMT	5.200	7/1/11	55,601
65,000	Utah State Housing Finance Agency, Single Family Mortgage, Series B2, Class III, AMT	5.250	7/1/11	65,424
35,000	Utah State Housing Finance Agency, Single Family Mortgage, Series Sub-D2, AMT	5.250	7/1/12	35,319
15,000	Utah State Housing Finance Agency, Sub-Single Family Mortgage, Issue F1	5.850	7/1/07	15,036
120,000	Weber County Utah Municipal Building Authority (Asset GTY)	6.750	12/15/04	120,000

				3,592,558

	Various States — 1.37%
4,935,000	Municipal Mortgage and Equity Financial CDD Senior Securitization Trust, LOC, Mandatory Put 11/01/08 @ 100	3.375	11/1/08	4,849,180

	Vermont — 0.12%
55,000	Vermont Educational & Health Buildings Financing Agency, Norwich University Project	4.750	7/1/04	55,000
95,000	Vermont Educational & Health Buildings Financing Agency, Norwich University Project	5.000	7/1/06	98,006
95,000	Vermont Educational & Health Buildings Financing Agency, Norwich University Project	5.000	7/1/07	97,864
175,000	Vermont Educational & Health Buildings Financing Agency, Norwich University Project	5.750	7/1/13	184,039

				434,909

	Virginia — 0.37%
585,000	Chesterfield County Virginia Industrial Development Authority (LOC)	5.000	7/1/14	598,320
165,000	Chesterfield County Virginia Industrial Development Authority (LOC)	5.200	7/1/19	166,535
285,000	Newport News Virginia Industrial Development Authority (GNMA)	7.250	8/1/16	302,718
215,000	Richmond Virginia Metro Authority Expressway Revenue, Partially Prerefunded, Balance ETM	7.000	10/15/13	249,740

				1,317,313

	Washington — 3.73%
35,000	Grays Harbor County Washington Public Utility, ETM	5.375	1/1/06	36,068
1,800,000	King County Washington Housing Authority Revenue, Vashon Community Center, Series A, SUB (GNMA)	7.250	9/20/42	2,003,633
365,000	Seattle Washington Housing Authority (GNMA)	7.400	11/20/36	403,157
1,340,000	Seattle Washington New Public Housing Authority U.S. Government GTY	4.875	8/1/08	1,436,239

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2004

Principal Amount	Security Description	Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Washington (continued)
$1,615,000	Seattle Washington New Public Housing Authority, U.S. Government GTY	4.875	8/1/09	$1,731,118
1,500,000	Seattle Washington, Series A, GO, (MBIA-IBC)	5.750	1/15/17	1,582,665
125,000	Spokane Washington Housing Authority Revenue, Valley 206 Apartments, Junior Lien A (Standby LOC)	5.750	4/1/28	114,144
245,000	Spokane Washington Housing Authority Revenue, Valley 206 Apartments, Senior Lien A	5.625	4/1/28	218,513
470,000	Spokane Washington Housing Authority, Cheney Care Center Revenue, Series A, (GNMA)	6.350	8/20/39	516,356
1,500,000	Washington State Health Care Facilities Authority Revenue, Multicare Health Systems, MBIA	5.250	8/15/10	1,611,915
1,000,000	Washington State Health Facilities Authority Revenue, Grays Harbor Community Hospital (RADIAN)	5.850	7/1/12	1,097,530
1,150,000	Washington State Housing Finance Community, AMT (LOC), Mandatory Put 7/1/08 @100	4.900	7/1/30	1,158,798
500,000	Washington State Housing Financial Commonwealth, Bonds Convert 6/1/08 to 5.60%, AMT (GNMA/FNMA)	0.000	12/1/20	378,835
135,000	Washington State Housing Revenue, Crista Ministries Project (LOC)	5.100	7/1/10	138,420
240,000	Washington State Housing Revenue, Presbyterian Ministries (ACA)	5.100	1/1/14	241,807
200,000	Washington State Housing Revenue, Presbyterian Ministries (ACA)	5.300	1/1/19	196,966
200,000	Washington State, Series A	5.250	7/1/12	211,922
100,000	Washington State, Series A	4.875	10/1/15	100,598

				13,178,684

	West Virginia — 0.49%
55,000	Beckley West Virginia Nursing Facility Revenue Refunding, Beckley Health Care Corp. Project (Standby LOC)	5.550	9/1/08	56,374
55,000	Beckley West Virginia Nursing Facility Revenue Refunding, Beckley Health Care Corp. Project (Standby LOC)	5.700	9/1/09	56,224
195,000	Harrison County West Virginia, County Community Special Obligation, Series A, ETM	6.250	5/15/10	215,816
353,418	Harrison County West Virginia, Series B, (AMBAC)	0.000	10/20/10	215,278
920,000	Kanawha County West Virginia Building Community Revenue, Charleston Area Medical Center Project, ETM	6.600	12/1/08	996,066
80,000	Kanawha County West Virginia Single Family Mortgage Revenue, ETM	7.400	12/1/10	92,692
106,000	Marshall County West Virginia Mortgage Revenue Capital Appreciation (MBIA)	0.000	5/1/14	50,039
40,000	Wood County West Virginia Building Community Revenue, ETM	6.625	1/1/06	41,664

				1,724,153

	Wisconsin — 1.92%
250,000	Beloit Wisconsin School District, MBIA	5.000	10/1/12	264,270
100,000	Hortonville Wisconsin School District, AMBAC	4.900	4/1/11	104,395
165,000	Oshkosh Wisconsin Hospital Facility Revenue, Mercy Medical Center, Prerefunded 7/01/07 @ 100	7.375	7/1/09	179,705
275,000	Shell Lake Wisconsin Nursing Home Revenue, Terraceview Living (GNMA)	5.300	9/20/18	279,040
65,000	Whitewater Wisconsin Waterworks Systems Mortgage Revenue	7.500	7/1/16	71,780
95,000	Wisconsin Housing and Economic Development Authority, Series B, AMT	4.950	9/1/09	97,910
1,500,000	Wisconsin State Health & Educational Facilities Authority Revenue, Aurora Health Care, Inc., MBIA	5.000	8/15/10	1,609,200
3,000,000	Wisconsin State Health & Educational Facilities, Hudson Memorial Hospital, (FHA)	5.600	7/15/22	3,098,219
285,000	Wisconsin State Health & Educational Facilities, Sisters Sorrowful Mother, Series A (MBIA)	5.100	8/15/07	303,849

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2004

Shares or Principal Amount	Security Description	Rate %	Maturity Date	Value
	Municipal Bonds (continued)
	Wisconsin (continued)
$170,000	Wisconsin State Health & Educational Facilities, Sisters Sorrowful Mother, Series A (MBIA)	5.200	8/15/08	$181,567
295,000	Wisconsin State Health & Educational Facilities, Sisters Sorrowful Mother, Series A (MBIA)	5.300	8/15/09	317,195
5,000	Wisconsin State Health & Educational Facilities, Viterbo College Income Project (LOC)	5.400	2/1/05	5,077
135,000	Wisconsin State Health & Educational Facilities, Viterbo College Income Project (LOC)	5.750	2/1/12	139,212
135,000	Wisconsin State Health & Educational Facilities. Viterbo College Income Project (LOC)	6.000	2/1/17	139,130

				6,790,549

	Wyoming — 0.22%
150,000	Teton County Wyoming, Teton County School District No 1 Project (MBIA)	5.000	6/1/05	154,591
55,000	Wyoming Community Development Authority Housing Revenue, Series 5, AMT	5.700	12/1/07	56,601
560,000	Wyoming Community Development Authority, Multi-Family Revenue, Aspen Court Apartments, Mandatory Put 12/1/08 @ 100, AMT (LOC)	4.750	12/1/30	566,569

				777,761

	Total Municipal Bonds (cost $320,331,518)			324,948,200

	Money Market Mutual Funds — 5.79%
16,900,000	Blackrock Provident Institutional Fund	0.890	12/31/49	16,900,000
3,527,389	SEI Institutional Fund, Tax-Free Money Market #21	0.810	12/31/99	3,527,389

	Total Money Market Mutual Funds (cost $20,427,389)			20,427,389

	Taxable Securities — 3.80%
10,900,000	IIS/Syska Holdings Energy*	3.900	8/15/08	10,668,375
2,740,000	Kidspeace National Center of Georgia*	4.500	12/1/28	2,726,300

	Total Taxable Securities (cost $13,613,404)			13,394,675

	Taxable Municipal Bonds — 1.56%
5,608,000	Amerescoslutions Energy*	6.000	5/1/22	5,504,364

	Total Taxable Municipal Bonds (cost $5,830,000)			5,504,364

	Total Investments (cost $360,202,311) — 103.23%			364,274,628
	Liabilities in excess of other assets — (3.23)%			(11,395,706)

	Net Assets — 100.00%			$352,878,922

*	Represents a restricted security, purchased under rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ACA — American Capital Access

AMT — Alternative Minimum Tax

AMBAC — AMBAC Indemnity Corp.

AXA — AXA Reinsurance UK

ETM —  Escrowed to Maturity

FGIC — Financial Guaranty Insurance Co.

FHA — Federal Housing Administration

FHLMC — Federal Home Loan Mortgage Corp.

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2004

FNMA — Federal National Mortgage Association

FSA — Financial Security Assurance, Inc.

GNMA — Government National Mortgage Association

GO — Government Obligation

GTY — Guaranteed

IRBA — Industrial Reconstruction Building Authority

ISND — Insured

LOC — Letter of Credit

MBIA — Municipal Bond Insurance Association

MBIA — MBIA Insurance Corp.

MBIA-IBC — MBIA Insured Bond Certificate

PSF-GTD — Permanent School Fund Guaranteed

RADIAN — Radian Group, Inc.

SUB — Step-up bond

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Fixed Income II Portfolio

Portfolio of Investments — June 30, 2004

Principal Amount	Security Description	Rate %	Maturity Date	Value
	U.S. Government Agency Mortgages — 43.26%
$100,000	Fannie Mae	0.000	7/9/04	$99,972
375,000	Fannie Mae	1.750	6/16/06	366,084
1,730,000	Fannie Mae	2.350	4/5/07	1,681,205
705,000	Fannie Mae	6.000	5/15/08	759,346
665,000	Fannie Mae	3.125	3/16/09	633,133
450,000	Fannie Mae	6.625	9/15/09	497,800
275,000	Fannie Mae	7.250	1/15/10	313,061
2,410,000	Fannie Mae	7.125	6/15/10	2,735,960
425,000	Fannie Mae	6.625	11/15/10	471,750
360,000	Fannie Mae	5.500	7/18/12	362,893
430,672	Fannie Mae Strip, Series 317, Class 1, PO	0.000	8/1/31	379,292
430,672	Fannie Mae Strip, Series 317, Class 2, IO	8.000	8/1/31	84,732
9,778	Fannie Mae, Pool #117095	8.500	7/1/08	10,045
96,383	Fannie Mae, Pool #124836	10.000	5/1/22	109,222
35,824	Fannie Mae, Pool #124911	10.000	3/1/16	40,781
14,746	Fannie Mae, Pool #190535	11.000	1/1/16	16,928
8,407	Fannie Mae, Pool #23	8.500	8/1/11	8,917
423,580	Fannie Mae, Pool #252345	6.000	3/1/14	442,681
58,370	Fannie Mae, Pool #253265	7.500	5/1/30	62,574
26,098	Fannie Mae, Pool #253267	8.500	5/1/30	28,339
270,976	Fannie Mae, Pool #253399	8.500	8/1/30	294,245
63,591	Fannie Mae, Pool #253438	8.500	9/1/30	69,052
23,241	Fannie Mae, Pool #253545	7.000	12/1/30	24,597
73,795	Fannie Mae, Pool #253584	7.500	1/1/31	79,110
81,438	Fannie Mae, Pool #253643	7.500	2/1/31	87,303
37,885	Fannie Mae, Pool #254212	8.000	1/1/32	41,152
55,976	Fannie Mae, Pool #254487	7.500	9/1/32	59,917
398,457	Fannie Mae, Pool #255225	5.500	6/1/34	397,067
37,124	Fannie Mae, Pool #259091	8.000	8/1/30	40,366
13,900	Fannie Mae, Pool #259100	8.000	9/1/30	15,114
123,549	Fannie Mae, Pool #303406	10.000	2/1/25	139,735
10,412	Fannie Mae, Pool #313033	10.000	7/1/17	11,792
19,567	Fannie Mae, Pool #313328	10.000	7/1/18	22,399
105,465	Fannie Mae, Pool #323354	6.000	11/1/28	108,201
16,640	Fannie Mae, Pool #359461	10.500	12/1/17	18,904
85,229	Fannie Mae, Pool #378141	10.000	4/1/19	96,288
101,466	Fannie Mae, Pool #397120	10.000	5/1/21	115,633
26,739	Fannie Mae, Pool #399289	10.000	12/1/14	29,478
3,048	Fannie Mae, Pool #447140	7.500	11/1/29	3,269
4,713	Fannie Mae, Pool #50163	10.500	11/1/18	5,452
2,925	Fannie Mae, Pool #511096	7.500	8/1/29	3,136
209,798	Fannie Mae, Pool #514574	7.500	1/1/30	224,972
10,988	Fannie Mae, Pool #532042	7.500	6/1/30	11,780
123,018	Fannie Mae, Pool #534063	7.500	3/1/30	131,935
185,485	Fannie Mae, Pool #535332	8.500	4/1/30	201,616
60,933	Fannie Mae, Pool #535435	8.500	8/1/30	66,166
258,040	Fannie Mae, Pool #535488	8.500	9/1/30	280,198
21,837	Fannie Mae, Pool #536282	8.500	7/1/30	23,712
22,563	Fannie Mae, Pool #54075	8.500	12/1/08	23,598
36,919	Fannie Mae, Pool #541903	7.500	6/1/30	39,578
56,730	Fannie Mae, Pool #545082	7.500	6/1/31	60,815
46,137	Fannie Mae, Pool #545240	8.000	9/1/31	50,165

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Fixed Income II Portfolio

Portfolio of Investments (continued) — June 30, 2004

Principal Amount	Security Description	Rate %	Maturity Date	Value
	U.S. Government Agency Mortgages (continued)
$49,063	Fannie Mae, Pool #545556	7.000	4/1/32	$51,883
74,169	Fannie Mae, Pool #546591	8.500	6/1/30	80,537
66,507	Fannie Mae, Pool #548190	7.500	10/1/30	71,297
2,959	Fannie Mae, Pool #549605	8.500	8/1/30	3,213
1,862	Fannie Mae, Pool #554465	8.500	10/1/23	2,046
222,692	Fannie Mae, Pool #555144	7.000	10/1/32	235,684
22,072	Fannie Mae, Pool #555494	5.500	5/1/18	22,639
444,813	Fannie Mae, Pool #555531	5.500	6/1/33	443,970
68,148	Fannie Mae, Pool #557160	8.500	12/1/30	74,000
8,763	Fannie Mae, Pool #559351	7.500	10/1/30	9,394
382,338	Fannie Mae, Pool #559894	6.500	4/1/31	398,724
18,186	Fannie Mae, Pool #560534	7.000	11/1/30	19,247
115,540	Fannie Mae, Pool #561883	7.500	11/1/30	123,861
104,545	Fannie Mae, Pool #562906	7.500	3/1/31	112,046
8,964	Fannie Mae, Pool #567649	8.000	2/1/31	9,746
10,797	Fannie Mae, Pool #572346	8.000	3/1/31	11,728
75,669	Fannie Mae, Pool #573752	8.500	2/1/31	82,167
4,551	Fannie Mae, Pool #574841	7.500	3/1/31	4,878
77,587	Fannie Mae, Pool #580055	5.500	7/1/16	79,627
14,391	Fannie Mae, Pool #58253	10.000	10/1/16	15,604
112,392	Fannie Mae, Pool #590944	7.000	8/1/31	118,854
10,473	Fannie Mae, Pool #595947	8.000	7/1/31	11,376
43,724	Fannie Mae, Pool #598548	8.000	10/1/31	47,494
9,670	Fannie Mae, Pool #601970	8.000	9/1/31	10,515
7,904	Fannie Mae, Pool #606565	7.000	10/1/31	8,358
24,919	Fannie Mae, Pool #606811	8.000	10/1/31	27,068
170,030	Fannie Mae, Pool #606964	7.000	10/1/31	179,806
50,273	Fannie Mae, Pool #609525	8.000	10/1/31	54,608
58,322	Fannie Mae, Pool #610381	7.000	10/1/31	61,675
211,704	Fannie Mae, Pool #610995	5.500	11/1/16	217,271
9,287	Fannie Mae, Pool #615545	8.000	11/1/31	10,088
116,736	Fannie Mae, Pool #618032	5.500	3/1/17	119,735
348,311	Fannie Mae, Pool #623960	6.500	1/1/32	363,239
244,363	Fannie Mae, Pool #625030	6.500	1/1/32	254,836
82,760	Fannie Mae, Pool #629985	5.500	10/1/18	84,852
98,411	Fannie Mae, Pool #649672	6.500	8/1/32	102,543
64,025	Fannie Mae, Pool #653877	6.500	8/1/32	66,713
4,234,202	Fannie Mae, Pool #725232	5.000	3/1/34	4,103,596
569,079	Fannie Mae, Pool #727384	4.500	9/1/18	557,104
219,052	Fannie Mae, Pool #730935	4.500	8/1/18	214,443
95,649	Fannie Mae, Pool #731076	5.500	7/1/18	98,055
211,771	Fannie Mae, Pool #732991	4.500	8/1/18	207,315
187,046	Fannie Mae, Pool #736048	5.000	8/1/33	181,276
87,345	Fannie Mae, Pool #737287	5.000	6/1/18	87,656
799,921	Fannie Mae, Pool #740710	4.500	9/1/18	783,089
230,679	Fannie Mae, Pool #741317	5.500	10/1/18	236,509
97,166	Fannie Mae, Pool #744728	4.000	10/1/18	92,776
104,351	Fannie Mae, Pool #761243	5.500	6/1/19	106,976
783,089	Fannie Mae, Pool #766066	4.500	2/1/19	766,612
498,564	Fannie Mae, Pool #773385	5.500	5/1/34	496,825
77,920	Fannie Mae, Pool #775068	6.000	2/1/34	79,645
721,391	Fannie Mae, Pool #778148	6.000	5/1/34	737,360

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Fixed Income II Portfolio

Portfolio of Investments (continued) — June 30, 2004

Principal Amount	Security Description	Rate %	Maturity Date	Value
	U.S. Government Agency Mortgages (continued)
$422,710	Fannie Mae, Pool #782586	5.000	6/1/19	$424,147
64,633	Fannie Mae, Pool #784200	5.000	6/1/19	64,853
540,254	Fannie Mae, Series 1996-48, Class Z	7.000	11/25/26	565,139
41,513	Fannie Mae, Series 2002-89, Class QD	5.000	11/25/26	41,491
450,000	Fannie Mae, Series 2003-87, Class TJ	4.500	9/25/18	423,240
1,900,000	Fannie Mae, TBA	0.000	7/20/19	1,856,063
1,000,000	Fannie Mae, TBA	0.000	7/20/19	952,188
1,800,000	Fannie Mae, TBA	0.000	7/20/19	1,874,250
1,800,000	Fannie Mae, TBA	0.000	7/20/19	1,840,500
6,100,000	Fannie Mae, TBA	0.000	7/20/19	6,105,723
8,300,000	Fannie Mae, TBA	0.000	7/15/34	8,258,500
3,200,000	Fannie Mae, TBA	0.000	7/15/34	3,090,000
2,100,000	Freddie Mac	2.850	2/23/07	2,073,254
450,000	Freddie Mac	3.500	4/1/08	443,060
525,000	Freddie Mac	3.875	1/12/09	516,107
1,300,000	Freddie Mac	7.000	3/15/10	1,464,571
895,000	Freddie Mac	6.875	9/15/10	1,003,519
880,000	Freddie Mac	4.750	12/8/10	872,978
3,215,000	Freddie Mac	4.500	12/16/10	3,132,731
765,000	Freddie Mac	4.125	2/24/11	734,280
1,109,856	Freddie Mac, Gold Pool #A12118	5.000	8/1/33	1,074,787
287,188	Freddie Mac, Gold Pool #A13802	5.000	9/1/33	278,113
627,537	Freddie Mac, Gold Pool #B13607	4.500	4/1/19	613,940
22,148	Freddie Mac, Gold Pool #C01104	8.000	12/1/30	24,050
103,853	Freddie Mac, Gold Pool #C01187	7.500	5/1/31	111,893
114,512	Freddie Mac, Gold Pool #C01372	7.500	5/1/32	123,185
160,993	Freddie Mac, Gold Pool #C01623	5.500	9/1/33	160,784
499,951	Freddie Mac, Gold Pool #C01848	6.000	6/1/34	511,250
1,066	Freddie Mac, Gold Pool #C35806	7.500	2/1/30	1,148
58,435	Freddie Mac, Gold Pool #C41019	8.000	8/1/30	63,455
77,351	Freddie Mac, Gold Pool #C41473	7.500	8/1/30	83,339
52,679	Freddie Mac, Gold Pool #C41513	8.000	8/1/30	57,204
5,583	Freddie Mac, Gold Pool #C41563	8.000	8/1/30	6,062
18,995	Freddie Mac, Gold Pool #C42213	7.500	9/1/30	20,465
97,070	Freddie Mac, Gold Pool #C42635	8.000	10/1/30	105,409
9,494	Freddie Mac, Gold Pool #C43994	7.500	10/1/30	10,228
17,029	Freddie Mac, Gold Pool #C47558	7.500	2/1/31	18,347
7,346	Freddie Mac, Gold Pool #C48206	7.500	3/1/31	7,915
71,550	Freddie Mac, Gold Pool #C50601	8.000	4/1/31	77,672
85,085	Freddie Mac, Gold Pool #C58121	7.500	9/1/31	91,640
30,433	Freddie Mac, Gold Pool #C59301	7.500	10/1/31	32,778
39,921	Freddie Mac, Gold Pool #C65032	7.500	2/1/32	42,944
69,843	Freddie Mac, Gold Pool #C67274	7.500	5/1/32	75,132
162,148	Freddie Mac, Gold Pool #C68001	7.000	6/1/32	171,143
105,166	Freddie Mac, Gold Pool #D11089	9.500	10/1/17	116,814
417,163	Freddie Mac, Gold Pool #E00627	5.500	2/1/14	428,865
313,679	Freddie Mac, Gold Pool #E01137	6.000	3/1/17	327,317
463,855	Freddie Mac, Gold Pool #E01388	4.000	5/1/18	442,742
772,602	Freddie Mac, Gold Pool #E01653	4.500	6/1/19	755,862
129,551	Freddie Mac, Gold Pool #E84261	6.000	7/1/16	135,230
31,942	Freddie Mac, Gold Pool #E89400	6.000	4/1/17	33,331
109,322	Freddie Mac, Gold Pool #E90895	6.000	7/1/17	114,075

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Fixed Income II Portfolio

Portfolio of Investments (continued) — June 30, 2004

Principal Amount	Security Description	Rate %	Maturity Date	Value
	U.S. Government Agency Mortgages (continued)
$327,106	Freddie Mac, Gold Pool #E91323	6.000	9/1/17	$341,328
11,494	Freddie Mac, Gold Pool #G01135	8.000	9/1/30	12,481
13,985	Freddie Mac, Gold Pool #G01311	7.000	9/1/31	14,801
114,000	Freddie Mac, Gold Pool #G01391	7.000	4/1/32	120,649
741,461	Freddie Mac, Gold Pool #M80813	4.000	4/1/10	725,271
139,280	Freddie Mac, Pool #170199	9.500	10/1/16	156,573
18,001	Freddie Mac, Pool #183455	12.000	12/1/10	20,697
7,170	Freddie Mac, Pool #360019	10.500	12/1/17	8,188
23,625	Freddie Mac, Pool #555285	10.000	4/1/16	25,785
266,155	Freddie Mac, Series 2496, Class XY	5.000	9/15/26	266,271
300,000	Freddie Mac, TBA	0.000	7/20/19	306,469
1,200,000	Freddie Mac, TBA	0.000	7/15/34	1,250,250
1,100,000	Freddie Mac, TBA	0.000	7/15/34	1,061,500
2,100,000	Freddie Mac, TBA	6.000	7/15/34	2,143,970
8,798	Government National Mortgage Association, Pool #112784	12.000	2/15/14	10,390
11,785	Government National Mortgage Association, Pool #114460	12.000	7/15/14	13,951
26,111	Government National Mortgage Association, Pool #1277	11.500	9/20/19	30,996
30,081	Government National Mortgage Association, Pool #129961	11.000	8/15/15	35,068
1,677	Government National Mortgage Association, Pool #151321	10.500	3/15/16	1,939
43,139	Government National Mortgage Association, Pool #156617	11.000	1/15/16	50,373
7,066	Government National Mortgage Association, Pool #217447	10.500	6/15/19	8,173
7,468	Government National Mortgage Association, Pool #252625	10.500	10/15/18	8,729
6,164	Government National Mortgage Association, Pool #278126	10.500	6/15/19	7,213
53,771	Government National Mortgage Association, Pool #278323	10.500	7/15/19	62,859
18,211	Government National Mortgage Association, Pool #36890	10.000	11/15/09	19,944
10,340	Government National Mortgage Association, Pool #38484	11.000	3/15/10	11,518
10,258	Government National Mortgage Association, Pool #41625	11.000	7/15/10	11,427
13,875	Government National Mortgage Association, Pool #42444	11.000	9/15/10	15,456
13,103	Government National Mortgage Association, Pool #42710	11.000	9/15/10	14,596
12,934	Government National Mortgage Association, Pool #43080	11.000	8/15/10	14,408
785	Government National Mortgage Association, Pool #43285	11.000	8/15/10	874
55,169	Government National Mortgage Association, Pool #45290	11.000	12/15/10	61,457
44,253	Government National Mortgage Association, Pool #486414	6.500	7/15/29	46,326
26,401	Government National Mortgage Association, Pool #488233	6.000	4/15/29	27,133
14,298	Government National Mortgage Association, Pool #497630	6.000	2/15/29	14,694
18,421	Government National Mortgage Association, Pool #499490	6.500	1/15/29	19,284
3,793	Government National Mortgage Association, Pool #545212	7.000	12/15/30	4,034
43,501	Government National Mortgage Association, Pool #568689	6.500	4/15/32	45,507
1,558,411	Government National Mortgage Association, Pool #569326	6.000	4/15/32	1,600,207
23,087	Government National Mortgage Association, Pool #569839	6.500	6/15/32	24,151
547,200	Government National Mortgage Association, Pool #572235	5.500	2/15/34	547,428
14,561	Government National Mortgage Association, Pool #58625	12.000	11/15/12	17,071
5,807	Government National Mortgage Association, Pool #60040	12.000	1/15/13	6,827
252,720	Government National Mortgage Association, Pool #603245	5.500	4/15/34	252,826
55,378	Government National Mortgage Association, Pool #603552	6.000	3/15/33	56,844
930,569	Government National Mortgage Association, Pool #604723	6.000	10/15/33	955,216
198,299	Government National Mortgage Association, Pool #607183	6.000	11/15/33	203,551
14,822	Government National Mortgage Association, Pool #70492	12.000	9/15/13	17,477
21,618	Government National Mortgage Association, Pool #71155	12.000	8/15/13	25,506
36,562	Government National Mortgage Association, Pool #780315	9.500	12/15/17	41,181
10,777	Government National Mortgage Association, Pool #780379	10.500	8/15/21	12,412
24,601	Government National Mortgage Association, Pool #780384	11.000	12/15/17	28,604

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Fixed Income II Portfolio

Portfolio of Investments (continued) — June 30, 2004

Principal Amount	Security Description	Rate %	Maturity Date	Value
	U.S. Government Agency Mortgages (continued)
$80,320	Government National Mortgage Association, Pool #780554	10.000	5/15/19	$92,135
20,427	Government National Mortgage Association, Pool #780609	9.500	9/15/22	23,105
133,728	Government National Mortgage Association, Pool #780914	6.000	11/15/28	137,522
373,273	Government National Mortgage Association, Pool #781459	6.000	6/15/32	383,427
336,514	Government National Mortgage Association, Pool #781496	6.500	9/15/32	352,105
332,092	Government National Mortgage Association, Pool #781548	7.000	11/15/32	353,065
505,466	Government National Mortgage Association, Pool #781635	6.000	3/15/33	519,074
963,276	Government National Mortgage Association, Pool #781690	6.000	12/15/33	988,789
17,103	Government National Mortgage Association, Pool #80094	4.750	7/20/27	17,555
33,988	Government National Mortgage Association, Pool #80114	4.750	9/20/27	34,454
71,464	Government National Mortgage Association, Pool #80123	4.625	10/20/27	72,335
64,623	Government National Mortgage Association, Pool #80137	4.625	11/20/27	65,411
15,716	Government National Mortgage Association, Pool #80145	4.625	12/20/27	15,907
21,026	Government National Mortgage Association, Pool #80156	3.375	1/20/28	21,093
1,347,044	Government National Mortgage Association, Pool #80916	3.750	5/20/34	1,346,596
60,152	Government National Mortgage Association, Pool #8585	3.375	1/20/25	60,137
158,600	Government National Mortgage Association, Pool #8595	3.375	2/20/25	158,986
55,111	Government National Mortgage Association, Pool #8611	3.375	3/20/25	55,098
70,772	Government National Mortgage Association, Pool #8621	4.375	4/20/25	72,176
148,003	Government National Mortgage Association, Pool #8631	4.375	5/20/25	150,938
42,885	Government National Mortgage Association, Pool #8644	4.375	6/20/25	42,898
57,555	Government National Mortgage Association, Pool #8664	4.750	7/20/25	58,241

	Total U.S. Government Agency Mortgages (cost $81,773,605)			81,876,662

	U.S. Treasury Notes — 16.51%
5,590,000	U.S. Treasury Notes	1.500	3/31/06	5,488,463
2,415,000	U.S. Treasury Notes	2.250	4/30/06	2,398,491
13,450,000	U.S. Treasury Notes	2.500	5/31/06	13,404,820
4,260,000	U.S. Treasury Notes	2.750	6/30/06	4,262,663
1,700,000	U.S. Treasury Notes	3.000	11/15/07	1,683,930
3,235,000	U.S. Treasury Notes	4.000	11/15/12	3,132,011
855,000	U.S. Treasury Notes	4.750	5/15/14	863,918

	Total U.S. Treasury Notes (cost $31,227,108)			31,234,296

	U.S. Treasury Bills — 16.37%
31,000,000	U.S. Treasury Bill	0.000	7/29/04	30,971,976

	Total U.S. Treasury Bills (cost $30,973,719)			30,971,976

	Corporate Bonds — 15.45%
310,000	AIG Sunamerica Global Finance*	6.900	3/15/32	340,702
125,000	Alcan, Inc.	6.125	12/15/33	120,945
350,000	Allstate Life Global Funding Trust	4.500	5/29/09	352,125
45,000	American General Capital II	8.500	7/1/30	57,069
260,000	Anadarko Finance Co., Series B	7.500	5/1/31	296,036
95,000	Anadarko Petro	5.375	3/1/07	99,225
340,000	ANZ Capital Trust I*	4.484	1/29/49	330,328
85,000	AOL Time Warner, Inc.	7.625	4/15/31	91,982
150,000	Asif Global Finance XXIII*	3.900	10/22/08	148,173
225,000	Bank of America Corp.	5.250	2/1/07	234,739
690,000	Bank of America Corp. (a)	3.875	1/15/08	688,886
545,000	Bank of America Corp.	7.800	2/15/10	626,069
150,000	Bank of America Corp.	4.375	12/1/10	146,199
85,000	Bank of America Corp.	5.375	6/15/14	84,244

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Fixed Income II Portfolio

Portfolio of Investments (continued) — June 30, 2004

Principal Amount	Security Description	Rate %	Maturity Date	Value
	Corporate Bonds (continued)
$130,000	Bear Stearns Company, Inc.	5.700	1/15/07	$136,745
200,000	Bear Stearns Company, Inc.	3.250	3/25/09	189,151
320,000	Bristol-Myers Squibb	5.750	10/1/11	333,436
75,000	Bristol-Myers Squibb	6.875	8/1/97	79,068
25,000	Burlington North Santa Fe	6.125	3/15/09	26,472
250,000	Carolina Power & Light	6.125	9/15/33	246,164
175,000	Citigroup, Inc.	3.500	2/1/08	172,593
275,000	Citigroup, Inc.	3.625	2/9/09	267,244
40,000	Citigroup, Inc.	6.000	2/21/12	42,410
150,000	Citigroup, Inc.	5.125	5/5/14	146,944
765,000	Citigroup, Inc.	5.875	2/22/33	721,103
258,000	Comcast Cable Communications	6.375	1/30/06	270,138
650,000	Comcast Cable Communications	8.375	3/15/13	763,064
170,000	Comcast Corp.	7.625	2/15/08	186,380
90,000	Comcast Corp.	5.500	3/15/11	90,859
170,000	Conoco Funding Co.	6.350	10/15/11	184,970
250,000	Conoco, Inc.	6.950	4/15/29	275,237
25,000	Consolidated Natural Gas, Series A	5.000	3/1/14	23,951
125,000	Consolidated Natural Gas, Series C	6.250	11/1/11	132,996
735,000	Credit Suisse First Boston USA, Inc.	4.625	1/15/08	748,692
140,000	Daimler Chrysler AG	7.450	3/1/27	143,704
265,000	Daimler Chrysler North America Holding Corp.	4.750	1/15/08	267,411
140,000	Detroit Edison Co.	6.125	10/1/10	149,200
80,000	Detroit Edison Co.	6.350	10/15/32	80,473
150,000	Devon Energy Corp.	7.950	4/15/32	173,263
75,000	Devon Financing Corp., ULC	7.875	9/30/31	86,059
325,000	Dominion Resources, Inc.	5.700	9/17/12	330,564
85,000	Dominion Resources, Inc., Series A	8.125	6/15/10	98,090
55,000	EOP Operating LP	6.763	6/15/07	59,232
230,000	EOP Operating LP	4.750	3/15/14	211,904
65,000	Exelon Corp.	6.750	5/1/11	70,689
40,000	Florida Power & Light	4.850	2/1/13	39,401
225,000	General Electric Capital Corp.	6.125	2/22/11	240,961
1,190,000	General Electric Capital Corp.	5.875	2/15/12	1,248,020
175,000	General Electric Capital Corp.	6.000	6/15/12	184,675
145,000	General Mills, Inc.	5.125	2/15/07	150,540
1,070,000	General Motors Acceptance Corp.	5.625	5/15/09	1,067,855
60,000	General Motors Acceptance Corp.	7.250	3/2/11	63,055
475,000	General Motors Acceptance Corp.	6.875	9/15/11	487,016
125,000	Goldman Sachs Group, Inc	4.750	7/15/13	117,425
370,000	Goldman Sachs Group, Inc.	5.250	10/15/13	359,264
100,000	Goldman Sachs Group, Inc.	6.125	2/15/33	94,375
1,320,000	Household Finance Corp.	4.125	12/15/08	1,301,148
50,000	Household Finance Corp.	6.750	5/15/11	54,640
145,000	Household Finance Corp.	6.375	10/15/11	154,774
335,000	Household Finance Corp.	7.000	5/15/12	370,053
100,000	Household Finance Corp.	6.375	11/27/12	106,028
100,000	HSBC Bank USA	4.625	4/1/14	93,085
360,000	JP Morgan Chase & Co.	5.350	3/1/07	377,305
635,000	JP Morgan Chase & Co.	3.500	3/15/09	609,324
100,000	JP Morgan Chase & Co.	6.750	2/1/11	108,991
300,000	JP Morgan Chase & Co.	6.625	3/15/12	324,392

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Fixed Income II Portfolio

Portfolio of Investments (continued) — June 30, 2004

Principal Amount	Security Description	Rate %	Maturity Date	Value
	Corporate Bonds (continued)
$95,000	Kellogg Co., Series B	6.600	4/1/11	$104,202
120,000	Kraft Foods, Inc.	5.250	6/1/07	124,800
350,000	Kraft Foods, Inc.	5.625	11/1/11	356,053
180,000	Kraft Foods, Inc.	6.250	6/1/12	189,538
510,000	Lehman Brothers Holdings	4.000	1/22/08	508,975
140,000	Lockheed Martin Corp.	8.500	12/1/29	175,610
170,000	Lockheed Martin Corp.	7.200	5/1/36	195,165
108,000	Massachusetts Mutual Life	7.625	11/15/23	127,035
225,000	National Westmenster Bank	7.375	10/1/09	254,813
250,000	New England Mutual	7.875	2/15/24	290,406
40,000	New Jersey Bell Telephone	7.850	11/15/29	45,495
130,000	News America Holdings	7.750	2/1/24	147,051
25,000	News America, Inc.	7.280	6/30/28	27,064
110,000	News America, Inc.	7.625	11/30/28	123,714
75,000	Northrop Grumman Corp.	7.125	2/15/11	84,283
100,000	Northrop Grumman Corp.	7.875	3/1/26	116,621
80,000	Occidental Petroleum Corp.	8.450	2/15/29	101,838
260,000	Ohio Edison	5.450	5/1/15	247,384
60,000	Phillips Petroleum Co.	7.000	3/30/29	66,349
60,000	Progress Energy, Inc.	6.050	4/15/07	63,254
210,000	Protective Life Secured Trust, Series MTN	3.700	11/24/08	206,105
80,000	Raytheon Co.	4.850	1/15/11	79,400
75,000	Resolution Funding Corp.	0.000	7/15/18	34,371
75,000	Resolution Funding Corp.	0.000	10/15/18	33,758
225,000	SLM Corp.	3.500	9/30/06	226,156
270,000	SLM Corp.	5.000	10/1/13	260,727
470,000	SLM Corp.	5.375	5/15/14	462,854
633,763	Small Business Administration	4.524	2/10/13	608,596
794,583	Small Business Administration	4.504	2/10/14	751,746
125,000	Southern Cal Edison	5.750	4/1/35	115,473
75,000	Sprint Capital Corp.	8.750	3/15/32	87,396
969,194	Start	1.549	1/21/09	969,194
220,000	Statoil	5.125	4/30/14	216,290
275,000	Suntrust Bank	4.415	6/15/09	274,643
170,000	TCI Communications, Inc.	7.875	8/1/13	193,673
200,000	TCI Communications, Inc.	7.875	2/15/26	225,709
275,000	Time Warner, Inc.	8.180	8/15/07	307,295
50,000	Time Warner, Inc.	7.570	2/1/24	53,992
185,000	Time Warner, Inc.	6.950	1/15/28	185,978
300,000	Time Warner, Inc.	6.625	5/15/29	291,124
30,000	Turner Broadcasting Co.	8.375	7/1/13	35,174
55,000	US Bancorp, Series MTNN	3.950	8/23/07	55,369
325,000	US Bank NA	2.870	2/1/07	319,431
300,000	US Bank NA	2.400	3/12/07	291,412
415,000	Verizon Communications	6.940	4/15/28	423,518
510,000	Verizon New Jersey, Inc., Series A	5.875	1/17/12	523,643
5,000	Verizon Pennsylvania, Series A	5.650	11/15/11	5,073
130,000	Wachovia Corp.	3.625	2/17/09	126,093
225,000	Wells Fargo Bank NA, Series BKNT	7.800	6/15/10	235,701
95,000	Western & Southern Financial *	5.750	7/15/33	85,863
200,000	Wyeth	5.500	2/1/14	191,103
135,000	Wyeth	6.500	2/1/34	127,243

	Total Corporate Bonds (cost $29,276,660)			29,231,008

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Fixed Income II Portfolio

Portfolio of Investments (continued) — June 30, 2004

Principal Amount	Security Description	Rate %	Maturity Date	Value
	U.S. Treasury Bonds — 7.39%
$450,000	U.S. Treasury Bonds	10.375	11/15/12	$549,492
5,300,000	U.S. Treasury Bonds	8.125	8/15/19	6,941,303
1,265,000	U.S. Treasury Bonds	8.000	11/15/21	1,658,039
675,000	U.S. Treasury Bonds	6.250	8/15/23	747,455
1,335,000	U.S. Treasury Bonds	6.000	2/15/26	1,438,515
1,510,000	U.S. Treasury Bonds	6.750	8/15/26	1,774,779
870,000	U.S. Treasury Bonds	5.375	2/15/31	877,443

	Total U.S. Treasury Bonds (cost $13,953,172)			13,987,026

	Foreign Bonds — 6.39%
400,000	Aid-Israel	5.500	4/26/24	392,213
380,000	Aid-Israel	5.500	9/18/33	370,586
225,000	America Movil SA	5.500	3/1/14	207,267
300,000	Barclays Bank PLC	8.550	9/29/49	355,297
275,000	Bonos Y Obligation Del Estado	3.600	1/31/09	336,123
215,000	British Telecom PLC	8.875	12/15/30	265,243
3,095,000	Bundesobligation	3.250	4/17/09	3,720,564
75,000	Deutsche Telekom International Finance	8.250	6/15/05	78,857
50,000	Deutsche Telekom International Finance	8.500	6/15/10	58,428
490,000	Deutsche Telekom International Finance	8.750	6/15/30	596,397
265,000	Diageo Capital PLC	3.375	3/20/08	259,522
25,000	France Telecom	9.500	3/1/31	31,376
1,700,000	French Treasury Note	3.500	1/12/09	2,069,952
270,000	Ontario Province	3.500	9/17/07	268,585
100,000	Quebec Province	7.000	1/30/07	108,750
50,000	Quebec Province	7.380	4/9/26	59,063
115,000	Quebec Province	7.500	9/15/29	139,068
190,000	Singapore Powerassets, Ltd.	5.000	10/22/13	184,934
75,000	Suncor Energy, Inc., Yankee	5.950	12/1/34	72,503
100,000	Telefonica Europe BV	7.750	9/15/10	114,375
150,000	Tyco International Group SA	6.125	11/1/08	159,582
75,000	United Mexican States	4.625	10/8/08	73,950
485,000	United Mexican States	8.375	1/14/11	548,050
150,000	United Mexican States	8.125	12/30/19	160,500
505,000	United Mexican States	8.000	9/24/22	524,443
620,000	Vodafone Group PLC	7.750	2/15/10	710,888
230,000	Vodafone Group PLC	5.000	12/16/13	222,150

	Total Foreign Bonds (cost $11,897,114)			12,088,666

	Collateralized Mortgage Obligations — 5.35%
53,344	ABN Amro Mortgage Corp., Series 2002-3, Class A4	6.500	4/25/17	54,108
625,000	Asset Securitization Corp., Series 1997-D5, Class A1C	6.750	2/14/43	675,685
1,025,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2004-PWR4, Class A3	5.468	6/11/41	1,030,924
220,000	Chase Commercial Mortgage Securities Corp., Series 1999-2, Class A2	7.198	1/15/32	245,826
505,000	Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A2	7.757	4/15/32	567,953
820,000	Commercial Mortgage Pass-Through Certificate, Series 2000-C1, Class A2	7.416	8/15/33	921,902
335,000	Commercial Mortgage Pass-Through Certificate, Series 2004-LB2A, Class A4	4.715	3/10/39	320,039
564,488	Countrywide Alternative Loan Trust, Series 2004-2CB, Class 4A1	5.000	3/25/19	558,971
275,000	DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A1B	6.460	3/10/32	296,928
235,000	General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 1999-C1, Class A2	6.175	5/15/33	251,799
350,000	General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 1999-C2, Class A2	6.945	9/15/33	385,338

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Fixed Income II Portfolio

Portfolio of Investments (continued) — June 30, 2004

Principal Amount	Security Description	Rate %	Maturity Date	Value
	Collateralized Mortgage Obligations (continued)
$270,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2001-CIBC, Class A3	6.260	3/15/33	$289,099
785,000	JP Morgan Commercial Mortgage Finance Corp., Series 2000-C10, Class A2	7.371	8/15/32	883,407
368	Kidder Peabody Mortgage Assets Trust, Series B, Class A2, IO	9.500	4/22/18	85
875,000	LB Commercial Conduit Mortgage Trust, Series 1998-C4, Class A1B	6.210	10/15/35	936,984
710,000	LB-UBS Commercial Mortgage Trust, Series 2000-C4, Class A2	7.370	8/15/26	802,145
677,574	Master Alternative Loans Trust, Series 2004-4, Class 1A1	5.500	5/25/34	668,048
245,000	Morgan Stanley Capital I, Series 1998-HF2, Class A2	6.480	11/15/30	263,618
58,139	Structured Asset Securities Corp., Series 2002-6, Class 3A1	6.250	4/25/32	58,358
875,000	Wachovia Bank Commercial Mortgage Trust, Series 2003-C9, Class A4	5.012	12/15/35	854,928
51,073	Washington Mutual MSC Mortgage Pass-Through, Series 2002-MS12, Class A	6.500	5/25/32	52,016

	Total Collateralized Mortgage Obligations (cost $10,270,525)			10,118,161

	Asset Backed Securities — 2.92%
1,800,000	Citibank Credit Card Insurance Trust, Series 2004-A1, Class A1	2.550	1/20/09	1,762,974
1,025,000	Citibank Credit Card Issuance Trust, Series 2003-A6, Class A6	2.900	5/17/10	985,381
47,735	Ford Credit Auto Owner Trust, Series 2001-D, Class A3	4.310	6/15/05	47,820
1,450,000	MBNA Credit Card Master Note Trust, Series 2004-A4, Class A4	2.700	9/15/09	1,418,429
460,000	MBNA Master Credit Card Trust, Series 1999-B, Class A	5.900	8/15/11	492,897
695,000	MBNA Master Credit Card Trust, Series 2000-E, Class A	7.800	10/15/12	811,820

	Total Asset Backed Securities (cost $5,454,826)			5,519,321

	U.S. Treasury Strips — 0.17%
1,170,000	U.S. Treasury Strips	0.000	11/15/27	315,275

	Total U.S. Treasury Strips (cost $301,957)			315,275

	Municipal Bonds — 0.16%
150,000	California State Department of Water Resources & Power Supply Revenue, Series E	3.975	5/1/05	151,206
150,000	Ohana Military Communities LLC, Housing Revenue, Series A, Class I	6.193	4/1/49	146,532

	Total Municipal Bonds (cost $299,994)			297,738

	Short-Term Investments — 0.07%
128,223	Eurodollar Time Deposit, .25%, 7/1/04	0.250	7/1/04	128,223

	Total Short-Term Investments (cost $128,223)			128,223

	Total Investments (cost $215,556,903) — 114.04%			215,768,352
	Liabilities in excess of other assets — (14.04)%			(26,557,559)

	Net Assets — 100.00%			$189,210,793

(a)	Principal amount pledged as collateral for open future contracts.

*	Represents a restricted security, purchased under rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

IO — Interest Only

PO — Principal Only

TBA — Security is subject to delayed delivery

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Fixed Income II Portfolio

Portfolio of Investments (continued) — June 30, 2004

The table below sets forth the diversification of the corporate bonds held by the Fixed Income II Portfolio by industry:

Industry	Percent of Net Assets
Automotive	0.22%
Banking	1.92%
Defense	0.34%
Electric Utilities	0.86%
Financial Services	6.58%
Food Products	0.49%
Insurance	0.85%
Media	1.18%
Metals	0.06%
Oil & Gas	0.91%
Pharmaceuticals	0.39%
Railroads	0.01%
Real Estate	0.66%
Telephone Communications	0.98%

Total Corporate Bonds	15.45%

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Fixed Income II Portfolio

Portfolio of Investments (continued) — June 30, 2004

Futures

Number of Contracts	Future Contracts Long	Market Value	Expiration Date	Unrealized Gain
10	90 Day Euro Future	$2,394,875	March 2006	$5,021
10	90 Day Euro Future	2,390,250	June 2006	5,021
10	90 Day Euro Future	2,407,500	September 2005	5,071
10	90 Day Euro Future	2,400,250	December 2005	5,071
88	U.S. Treasury 10 Year Note	9,620,875	September 2004	66,938
10	U.S. Long Bond	1,063,750	September 2004	11,901

	Total Unrealized Gain			$99,023

Number of Contracts	Future Contracts Short	Market Value	Expiration Date	Unrealized Loss
(96)	U.S. Treasury 5 Year Note	$(10,434,000)	September 2004	$(84,671)

	Total Unrealized Loss			$(84,671)

	Net Unrealized Gain			$14,352

Foreign Currency Contracts

Contract Amount (Local Currency)	Currency	Trade Date	Settlement Date	Value on Trade Date	Value on 6/30/04	Unrealized Gain/ (Loss)
	Currencies Purchased
1,445,000	British Pound	6/16/04	7/21/04	$2,631,345	$2,628,600	$(2,745)
1,445,000	British Pound	4/29/04	7/31/04	2,546,813	2,628,600	81,787
775,815	Euro	5/3/04	7/23/04	923,996	946,029	22,033
1,520,854	Euro	5/11/04	7/23/04	1,797,649	1,854,529	56,880

				$7,899,803	$8,057,758	$157,955

	Currencies Sold
5,541,000	Euro	4/29/04	7/23/04	$6,621,495	$6,756,697	$(135,202)
131,000	Euro	6/10/04	7/23/04	158,471	159,741	(1,270)
1,719,978	Euro	6/16/04	7/23/04	2,062,426	2,097,341	(34,915)

				$8,842,392	$9,013,779	$(171,387)

	Net Unrealized Loss					$(13,432)

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

High Yield Bond Portfolio

Portfolio of Investments — June 30, 2004

Principal Amount	Security Description	Rate %	Maturity Date	Value
	Corporate Bonds — 89.32%
$2,182,000	Abitibi-Consolidated, Inc.	6.000	6/20/13	$1,931,225
150,000	Abitibi-Consolidated, Inc.	7.400	4/1/18	136,555
1,175,000	Abitibi-Consolidated, Inc.	7.500	4/1/28	1,012,609
1,925,000	Adelphia Communications Corp. (b)	0.000	10/1/07	2,069,375
2,500,000	Adelphia Communications Corp. (b)	0.000	12/15/07	2,715,624
1,000,000	Adelphia Communications Corp. (b)	0.000	5/1/09	952,500
6,565,000	Adelphia Communications Corp. (b)	0.000	6/15/11	6,729,124
503,108	AES Corp.*	10.000	7/15/05	514,428
750,000	Airgas, Inc.	9.125	10/1/11	845,625
1,796,000	Alaris Medical, Inc.	7.250	7/1/11	1,975,600
2,190,000	Allbritton Communication	7.750	12/15/12	2,157,150
1,825,000	Alliant Techsystems, Inc.	8.500	5/15/11	1,971,000
775,000	American Media, Inc.	8.875	1/15/11	749,813
1,750,000	American Tower Corp.	7.250	12/1/11	1,754,375
750,000	AmerisourceBergen Corp.	8.125	9/1/08	808,125
1,155,000	AmerisourceBergen Corp.	7.250	11/15/12	1,183,875
1,300,000	ANR Pipeline Co.	8.875	3/15/10	1,420,250
400,000	ANR Pipeline Co.	7.000	6/1/25	406,000
2,235,000	Apogent Technologies, Inc.	6.500	5/15/13	2,274,113
1,800,000	Arch Western Finance*	6.750	7/1/13	1,800,000
2,385,000	Ball Corp.	6.875	12/15/12	2,432,699
1,110,000	Biovail Corp.	7.875	4/1/10	1,096,125
1,000,000	Buckeye Technologies, Inc.	8.500	10/1/13	1,010,000
565,000	Burns Philip Capital Property, Ltd.	9.750	7/15/12	584,775
600,000	Cablevision Systems Corp.*	5.660	4/1/09	615,000
1,400,000	Cascades, Inc.	7.250	2/15/13	1,393,000
2,125,000	CBD Media/CBD Finance	8.625	6/1/11	2,236,563
580,000	Central Garden & Pet Co.	9.125	2/1/13	629,300
195,000	Chesapeake Energy Corp.	8.375	11/1/08	210,600
1,685,000	Chesapeake Energy Corp.	7.500	9/15/13	1,752,400
1,250,000	CMS Energy Corp.*	7.750	8/1/10	1,243,750
1,225,000	Comcast Cable Communications	10.625	7/15/12	1,532,971
642,000	Cott Beverages, Inc.	8.000	12/15/11	682,125
3,660,000	CSC Holdings, Inc.	7.250	7/15/08	3,696,599
604,000	CSC Holdings, Inc.	7.875	2/15/18	575,310
699,000	CSC Holdings, Inc.	7.625	7/15/18	651,818
600,000	CSC Holdings, Inc.	8.125	8/15/09	624,000
1,500,000	CSC Holdings, Inc.*	6.750	4/15/12	1,440,000
501,382	Dade Behring, Inc.	11.910	10/3/10	574,082
1,132,000	Denbury Resources, Inc.	7.500	4/1/13	1,137,660
1,485,000	DirecTV Holdings/Finance	8.375	3/15/13	1,642,781
200,000	Dole Foods Co.	8.625	5/1/09	209,500
1,700,000	Dole Foods Co.	7.250	6/15/10	1,678,750
1,885,000	Dole Foods Co.	8.875	3/15/11	1,993,388
800,000	Dole Foods Co.	8.750	7/15/13	836,000
1,500,000	Echostar DBS Corp.	10.375	10/1/07	1,603,125
354,000	Echostar DBS Corp.	9.125	1/15/09	388,073
2,325,000	Echostar DBS Corp.	6.375	10/1/11	2,290,125
560,000	Encompass Services Corp. (b)	0.000	5/1/09	0
1,690,000	Encore Acquisition Co.*	6.250	4/15/14	1,588,600
1,290,000	Entercom Radio/Capital	7.625	3/1/14	1,333,538
650,000	Entravision Communication Corp.	8.125	3/15/09	673,563

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

High Yield Bond Portfolio

Portfolio of Investments (continued) — June 30, 2004

Principal Amount	Security Description	Rate %	Maturity Date	Value
	Corporate Bonds (continued)
$350,000	Equistar Chemical/Funding	10.625	5/1/11	$388,500
2,000,000	Evergreen Resources, Inc.*	5.875	3/15/12	2,020,000
1,250,000	Extendicare Health Services*	6.875	5/1/14	1,175,000
552,000	Fisher Scientific International	8.125	5/1/12	590,640
510,000	Forest Oil Corp.	7.750	5/1/14	520,200
850,000	Fort James Corp.	6.875	9/15/07	892,500
1,125,000	Fresenius Medical Care	7.875	2/1/08	1,186,875
1,245,000	Georgia-Pacific Corp.	8.875	2/1/10	1,409,963
425,000	Gray Television, Inc.	9.250	12/15/11	465,906
400,000	HCA, Inc.	6.950	5/1/12	417,330
1,680,000	HCA, Inc.	6.300	10/1/12	1,680,862
1,325,000	HCA, Inc.	6.250	2/15/13	1,317,071
2,853,000	HCA, Inc.	5.750	3/15/14	2,712,353
1,426,000	HCA, Inc.	7.500	12/15/23	1,391,780
845,000	Houghton Mifflin Co.	8.250	2/1/11	845,000
715,000	Houghton Mifflin Co.	9.875	2/1/13	715,000
750,000	Houston Exploration Co.	7.000	6/15/13	753,750
150,000	Huntsman International LLC	9.875	3/1/09	162,000
1,000,000	Insight Midwest	10.500	11/1/10	1,090,000
2,050,000	Jefferson Smurfit Corp.	8.250	10/1/12	2,132,000
575,000	Jefferson Smurfit Corp.	7.500	6/1/13	569,250
640,000	JohnsonDiversey, Inc.	9.625	5/15/12	697,600
165,000	JohnsonDiversey, Inc.	9.625	5/15/12	216,291
2,225,000	KCS Energy, Inc.*	7.125	4/1/12	2,213,875
850,000	Key Energy Services, Inc.	8.375	3/1/08	879,750
1,000,000	Key Energy Services, Inc.	6.375	5/1/13	945,000
1,990,000	Kraton Polymers LLC/Capital Corp.*	8.125	1/15/14	2,009,900
753,000	L-3 Communications Corp.	8.000	8/1/08	779,355
1,475,000	L-3 Communications Corp.	7.625	6/15/12	1,563,500
2,605,000	L-3 Communications Corp.	6.125	7/15/13	2,526,849
1,000,000	L-3 Communications Corp.	6.125	1/15/14	955,000
375,000	Lamar Media Corp.	7.250	1/1/13	381,563
495,000	Louisiana Pacific Corp.	8.500	8/15/05	522,225
475,000	Louisiana Pacific Corp.	8.875	8/15/10	551,000
735,000	Lyondell Chemical Co.	9.625	5/1/07	768,075
430,000	Magnum Hunter Resources	9.600	3/15/12	473,000
1,600,000	MDP Acquisitions, PLC	9.625	10/1/12	1,760,000
1,900,000	Medco Health Solutions	7.250	8/15/13	2,034,355
250,000	Methanex Corp.	8.750	8/15/12	281,250
2,000,000	Morris Publishing Group	7.000	8/1/13	1,900,000
1,445,000	Nalco Co.*	7.750	11/15/11	1,513,638
1,350,000	Nalco Co.*	8.875	11/15/13	1,414,125
550,000	National Waterworks, Inc.	10.500	12/1/12	610,500
600,000	NDCHealth Corp.	10.500	12/1/12	661,500
1,250,000	Neighborcare, Inc.*	6.875	11/15/13	1,325,000
1,010,000	Newfield Exploration Co.	8.375	8/15/12	1,095,850
225,000	Newfield Exploration Co.	7.450	10/15/07	241,875
1,300,000	Nextel Communications	9.375	11/15/09	1,389,375
2,250,000	Nextel Communications	5.950	3/15/14	2,070,000
3,150,000	Nextel Communications	7.375	8/1/15	3,181,499
820,000	Nextmedia Operating, Inc.	10.750	7/1/11	915,325

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

High Yield Bond Portfolio

Portfolio of Investments (continued) — June 30, 2004

Principal Amount	Security Description	Rate %	Maturity Date	Value
	Corporate Bonds (continued)
$1,275,000	Northwest Pipeline Corp.	8.125	3/1/10	$1,373,813
450,000	Northwestern Bell Telephone	7.750	5/1/30	396,000
1,500,000	Nova Chemicals Corp.	7.000	5/15/06	1,567,500
4,350,000	NTL Cable, PLC*	8.750	4/15/14	4,458,749
2,000,000	OM Group, Inc.	9.250	12/15/11	2,050,000
800,000	Ommicare, Inc.	8.125	3/15/11	856,000
1,750,000	Ommicare, Inc.	6.125	6/1/13	1,671,250
385,000	Owens & Minor, Inc.	8.500	7/15/11	421,575
2,400,000	Owens-Illinois, Inc.	7.150	5/15/05	2,460,000
1,095,000	Owens-Illinois, Inc.	7.350	5/15/08	1,092,263
2,500,000	Petrobras Energia SA*	8.125	7/15/10	2,331,250
950,000	Pogo Producing	8.250	4/15/11	1,040,250
415,000	Potlatch Corp.	10.000	7/15/11	460,650
1,000,000	Premcor Refining Group	7.500	6/15/15	1,037,500
685,000	Republic Technologies International (b)	0.000	7/15/09	6,850
1,067,991	Rhythms NetConnections, Inc., Series B (b)	0.000	2/15/10	107
1,787,774	Rhythms NetConnections, Inc., Series B, (a) (b)	0.000	5/15/08	179
625,000	Salem Communications	7.750	12/15/10	638,281
763,000	Salem Communications	9.000	7/1/11	827,855
3,500,000	Select Medical Corp.	7.500	8/1/13	3,447,500
2,000,000	Sinclair Broadcasting Group	8.000	3/15/12	2,045,000
1,285,000	Smithfield Foods, Inc.	7.750	5/15/13	1,349,250
650,000	Southern Natural Gas	6.125	9/15/08	659,750
650,000	Southern Natural Gas	8.875	3/15/10	710,125
580,000	Southern Natural Gas	7.350	2/15/31	522,000
1,700,000	Southern Star Central Corp.	8.500	8/1/10	1,802,000
2,470,000	Spectrasite, Inc.	8.250	5/15/10	2,544,100
1,055,000	Stone Container Corp.	8.375	7/1/12	1,102,475
1,660,000	Stone Container Corp.	9.750	2/1/11	1,826,000
335,000	Stone Energy Corp.	8.250	12/15/11	349,238
500,000	Sun Media	7.625	2/15/13	510,000
600,000	Susquehanna Media Co.	7.375	4/15/13	612,750
825,000	Sybron Dental Specialties, Inc.	8.125	6/15/12	882,750
1,600,000	TD Funding Corp.	8.375	7/15/11	1,632,000
2,500,000	Telefonica de Argentina SA*	9.125	5/7/08	2,487,500
900,000	Tenet Healthcare Corp.	6.500	6/1/12	783,000
390,000	Tenet Healthcare Corp.	7.375	2/1/13	352,950
1,300,000	Tenet Healthcare Corp.*	9.875	7/1/14	1,322,750
108,000	Tenet Healthcare Corp.	6.375	12/1/11	94,500
2,790,000	Tenet Healthcare Corp.	6.875	11/15/31	2,190,150
2,000,000	TRAC-X*	7.375	3/25/09	1,957,500
1,375,000	Transcontinental Gas Pipeline Corp.	6.125	1/15/05	1,402,500
1,800,000	Triad Hospitals, Inc.	7.000	5/15/12	1,813,500
2,500,000	Triton Pcs, Inc.	8.750	11/15/11	2,075,000
850,000	Triton Pcs, Inc.	8.500	6/1/13	803,250
1,300,000	US West Communications, Inc.	7.200	11/1/04	1,309,750
900,000	US West Communications, Inc.	6.625	9/15/05	918,000
550,000	US West Communications, Inc.	5.625	11/15/08	537,625
220,000	US West Communications, Inc.	7.500	6/15/23	194,150
1,519,000	Vicar Operating, Inc.	9.875	12/1/09	1,670,900
2,000,000	Videotron Ltee	6.875	1/15/14	1,945,000
800,000	Vintage Petroleum	7.875	5/15/11	820,000

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

High Yield Bond Portfolio

Portfolio of Investments (continued) — June 30, 2004

Shares or Principal Amount	Security Description	Rate %	Maturity Date	Value
$1,150,000	Von Hoffmann Corp.	10.375	5/15/07	$1,157,188
1,000,000	VWR International, Inc.*	6.875	4/15/12	1,003,750
2,350,000	VWR International, Inc.*	8.000	4/15/14	2,408,750
1,500,000	Westlake Chemical Corp.	8.750	7/15/11	1,627,500
879,000	Westport Resources Corp.	8.250	11/1/11	998,764
500,000	Williams Companies, Inc.	7.125	9/1/11	507,500
440,000	Williams Companies, Inc.	8.125	3/15/12	469,700
750,000	Williams Companies, Inc.	7.625	7/15/19	725,625
350,000	Williams Companies, Inc.	7.875	9/1/21	336,875

	Total Corporate Bonds (cost $200,581,019)			204,675,528

	Foreign Bonds — 1.13%
	United Kingdom — 1.13%
1,750,000	Telewest Communication PLC (b)	0.000	2/1/10	962,500
2,750,000	Telewest PLC, (a) (b)	0.000	10/1/07	1,615,625

	Total Foreign Bonds (cost $1,644,219)			2,578,125

	Warrants — 0.01%
	Media — 0.01%
470	XM Satellite Radio, Inc., Strike Price $44.69, 3/15/10 (c)*			25,850

	Steel Manufacturing/Products — 0.00%
685	Republic Technologies International, Strike Price $0.01, 7/15/09 (c)			7

	Total Warrants (cost $70,569)			25,857

	Common/Preferred Stocks — 0.01%
	Telecom Services — 0.01%
270	Dobson Communications Corp., Preferred, 13.00%			19,170

	Telecommunications — 0.00%
672	Viatel Holdings Bermuda, Ltd.			605

	Telephone — Integrated — 0.00%
7,871	XO Communications, Inc., Preferred, 14.00%(b)			79

	Total Common/Preferred Stocks (cost $422,947)			19,854

	Short Term Investments — 7.89%
	Time Deposits — 7.89%
18,083,293	Eurodollar Time Deposit, .25%, 7/1/04			18,083,293

	Total Short Term Investments (cost $18,083,293)			18,083,293

	Total Investments (cost $220,802,047) — 98.36%			225,382,657
	Other assets in excess of liabilities — 1.64%			3,754,564

	Net Assets — 100.00%			$229,137,221

(a)	Step-up Bond.
(b)	Issuer has defaulted on the payment of interest.
(c)	Represents non-income producing securities.

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

High Yield Bond Portfolio

Portfolio of Investments (continued) — June 30, 2004

*	Represents a restricted security, purchased under rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The table below sets forth the diversification of the corporate bonds held by the High Yield Bond Portfolio by industry:

Industry	Percent of Net Assets
Advertising	0.17%
Aerospace/Defense	3.40%
Beverages	0.30%
Business Services	0.79%
Cable	14.58%
Chemicals	5.91%
Consumer Products	0.27%
Distribution/Wholesale	0.45%
Electric Utilities	0.77%
Financial Services	1.55%
Food Products	2.90%
Manufacturing	1.57%
Media	2.98%
Medical / Hospitals	8.16%
Medical Equipment & Services	7.61%
Metals	2.61%
Oil & Gas	12.63%
Paper Products	6.52%
Pharmaceuticals	1.35%
Printing & Publishing	3.54%
Telephone Communications	10.53%
Veterinary Services	0.73%

Total Corporate Bonds	89.32%

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Statements of Assets and Liabilities

June 30, 2004

	Value Equity Portfolio	Growth Equity Portfolio	Small Capitalization Equity Portfolio	International Equity Portfolio
ASSETS:
Investments, at value (cost $512,076,613, $566,072,338, $469,435,429, and $713,553,117, respectively)	$585,875,026	$683,030,996	$582,337,182	$828,735,803
Repurchase agreements, at value	—	—	8,612,367	—

Total Investments	585,875,026	683,030,996	590,949,549	828,735,803

Cash	134,884	572,937	—	—
Foreign currency, at value (cost $0; $0; $0; and $642,412 respectively)	—	—	—	642,525
Unrealized appreciation on forward exchange contracts	—	—	—	53,925
Receivable from investments sold	7,200,091	1,799,044	4,619,771	6,046,574
Dividends and interest receivable	608,789	403,078	267,438	799,724
Variation margin receivable on futures contracts	13,363	24,150	—	—
Foreign tax reclaim receivable	—	—	—	801,324
Prepaid expenses and other assets	23,220	25,677	23,497	27,353

Total Assets	593,855,373	685,855,882	595,860,255	837,107,228

LIABILITIES:
Payable for investments purchased	8,710,958	2,412,119	3,762,588	4,270,658
Unrealized depreciation on forward exchange contracts	—	—	—	268,626
Payable to custodian	—	—	14,257	—
Advisory fees payable	135,143	108,470	94,814	150,779
Consulting fees payable	23,538	27,648	23,404	33,763
Other accrued expenses	38,541	41,832	32,911	132,437

Total Liabilities:	8,908,180	2,590,069	3,927,974	4,856,263

NET ASSETS	$584,947,193	$683,265,813	$591,932,281	$832,250,965

NET ASSETS CONSIST OF:
Shares of beneficial interest, at par value	$42,596	$66,117	$41,786	$86,994
Additional paid-in capital	528,330,865	711,473,352	464,965,982	825,091,643
Undistributed net investment income	166,578	98,900	176,762	3,090,664
Accumulated net realized gains/(losses) from investments, futures, options and foreign currency transactions and translations	(17,425,302)	(145,389,895)	13,845,998	(111,019,171)
Net unrealized appreciation/(depreciation) on investments, futures and foreign currency transactions and translations	73,832,456	117,017,339	112,901,753	115,000,835

Net Assets	$584,947,193	$683,265,813	$591,932,281	$832,250,965

SHARE OF BENEFICIAL INTEREST:
Shares of beneficial interest outstanding	42,596,090	66,116,961	41,786,268	86,994,341

Net Asset Value, offering and redemption price per share	$13.73	$10.33	$14.17	$9.57

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Statements of Assets and Liabilities (continued)

June 30, 2004

	Fixed Income Portfolio	Intermediate Term Municipal Bond Portfolio	Fixed Income II Portfolio	High Yield Bond Portfolio
ASSETS:
Investments, at value (cost $201,141,190, $360,202,311, $215,556,903, and $220,802,047 respectively)	$202,334,891	$364,274,628	$215,768,352	$225,382,657
Foreign currency, at value (cost $0, $0, $1,542, and $9,507; respectively)	—	—	1,566	9,869
Unrealized appreciation on forward exchange contracts	—	—	160,700	—
Receivable from investments sold	2,578,636	803,578	14,191,883	1,898,430
Dividends and interest receivable	1,704,282	4,318,211	1,389,111	3,831,937
Variation margin receivable on future contracts	—	—	65,775	—
Prepaid expenses and other assets	11,137	15,947	11,831	13,365

Total Assets	206,628,946	369,412,364	231,589,218	231,136,258

LIABILITIES:
Income payable on securities purchased	54,313	62,349	—	—
Dividends payable	835,403	1,301,718	588,647	—
Payable for investments purchased	8,343,140	14,280,972	41,560,786	1,882,040
Payable to custodian	—	786,680	—	—
Unrealized depreciation on forward exchange contracts	—	—	174,132	—
Advisory fees payable	31,450	62,294	33,772	93,244
Consulting fees payable	7,862	13,843	7,556	9,324
Other accrued expenses	16,145	25,586	13,532	14,429

Total Liabilities	9,288,313	16,533,442	42,378,425	1,999,037

NET ASSETS	$197,340,633	$352,878,922	$189,210,793	$229,137,221

NET ASSETS CONSIST OF:
Shares of beneficial interest, at par value	$19,712	$35,331	$19,113	$30,288
Additional paid-in capital	197,462,410	348,493,682	191,461,227	259,357,153
Undistributed (distributions in excess of) net investment income	403	24,406	(198,810)	1,627,107
Accumulated net realized gains/(losses) from investments, futures and foreign currency transactions and translations	(1,335,593)	253,186	(2,275,160)	(36,458,312)
Net unrealized appreciation/(depreciation) on investments, futures and foreign currency transactions and translations	1,193,701	4,072,317	204,423	4,580,985

Net Assets	$197,340,633	$352,878,922	$189,210,793	$229,137,221

SHARES OF BENEFICIAL INTEREST:
Shares of beneficial interest outstanding	19,712,191	35,330,518	19,113,159	30,287,585

Net Asset Value, offering and redemption price per share	$10.01	$9.99	$9.90	$7.57

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Statements of Operations

For the Year Ended June 30, 2004

	Value Equity Portfolio	Growth Equity Portfolio	Small Capitalization Equity Portfolio	International Equity Portfolio
INVESTMENT INCOME:
Interest	$96,305	$77,274	$52,367	$—
Dividends (net of foreign withholding tax of $8,204, $0, $10,912, and $1,837,375, respectively)	10,332,154	4,882,490	2,856,347	13,606,160

Total Investment Income	10,428,459	4,959,764	2,908,714	13,606,160

EXPENSES:
Advisory fees	1,208,708	1,164,526	1,419,199	1,440,012
Consulting fees	248,507	296,952	264,652	363,612
Administrative services fees	502,652	600,960	535,499	734,975
Custodian fees	65,813	78,312	68,228	526,717
Professional fees	46,426	58,962	48,130	71,320
Registration and filing fees	17,653	19,605	18,496	21,225
Trustee fees	3,423	4,058	3,726	5,169
Other expenses	28,463	30,000	22,757	42,383

Total Expenses before expenses paid indirectly or waived	2,121,645	2,253,375	2,380,687	3,205,413
Less: Advisory fees waived	—	—	(177,271)	—
Less: Expenses paid indirectly	(166,403)	(102,264)	(132,985)	(263,324)

Total Expenses	1,955,242	2,151,111	2,070,431	2,942,089

Net Investment Income	8,473,217	2,808,653	838,283	10,664,071

NET REALIZED/UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized gains from investment transactions	34,501,373	22,947,641	85,072,555	1,199,702
Net realized gains from foreign currency transactions	—	—	—	691,143
Net realized gains from futures transactions	812,386	444,076	—	—
Net realized gains from options transactions	—	4,850	—	—

Net realized gains from investment futures, options and foreign currency transactions	35,313,759	23,396,567	85,072,555	1,890,845

Change in unrealized appreciation/depreciation on investments	42,325,223	78,516,816	50,509,757	155,662,204
Change in unrealized appreciation/depreciation on foreign currency transactions	—	—	—	(1,030,844)
Change in unrealized appreciation/depreciation on futures	277,457	321,091	—	—
Change in unrealized appreciation/depreciation on options	—	(4,550)	—	—

Change in unrealized appreciation/depreciation on investments, futures, options and foreign currency transactions	42,602,680	78,833,357	50,509,757	154,631,360

Net realized/unrealized gains on investments, futures and foreign currency transactions	77,916,439	102,229,924	135,582,312	156,522,205

Change in net assets resulting from operations	$86,389,656	$105,038,577	$136,420,595	$167,186,276

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Statements of Operations (continued)

For the Year Ended June 30, 2004

	Fixed Income Portfolio	Intermediate Term Municipal Bond Portfolio	Fixed Income II Portfolio	High Yield Bond Portfolio
INVESTMENT INCOME:
Interest	$7,669,034	$14,281,357	$5,616,851	$13,736,498
Dividends	48,852	52,853	—	259,356

Total Investment Income	7,717,886	14,334,210	5,616,851	13,995,854

EXPENSES:
Advisory fees	381,433	697,369	390,177	1,060,525
Consulting fees	84,857	149,077	85,181	106,051
Administrative services fees	145,573	255,864	146,243	182,132
Custodian fees	22,948	38,842	23,257	27,340
Professional fees	6,929	23,553	7,403	12,620
Registration and filing fees	10,465	13,495	10,181	11,475
Trustee fees	1,069	1,763	884	1,340
Other expenses	12,324	19,228	7,252	10,287

Total Expenses	665,598	1,199,191	670,578	1,411,770

Net Investment Income	7,052,288	13,135,019	4,946,273	12,584,084

NET REALIZED/UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized gains/(losses) from investment transactions	422,134	(33,705)	(427,963)	4,533,725
Net realized losses from foreign currency transactions	—	—	(87,107)	(216,772)
Net realized losses from futures transactions	—	—	(8,998)	—
Net realized gains from options transactions	—	—	48,007	—

Net realized gains/(losses) from investment futures, options and foreign currency transactions	422,134	(33,705)	(476,061)	4,316,953

Change in unrealized appreciation/depreciation on investments	(5,767,434)	(10,995,618)	(3,819,538)	(1,474,782)
Change in unrealized appreciation/depreciation on foreign currency transactions	—	—	(21,378)	379,734
Change in unrealized appreciation/depreciation on futures	—	—	14,352	—

Change in unrealized appreciation/depreciation on investments, futures and foreign currency transactions	(5,767,434)	(10,995,618)	(3,826,564)	(1,095,048)

Net realized/unrealized gains/(losses) on investments futures, options and foreign currency transactions	(5,345,300)	(11,029,323)	(4,302,625)	3,221,905

Change in net assets resulting from operations	$1,706,988	$2,105,696	$643,648	$15,805,989

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Statement of Changes in Net Assets

	Value Equity Portfolio		Growth Equity Portfolio		Small Capitalization Equity Portfolio
	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003
Operations:
Net investment income	$8,473,217	$6,029,476	$2,808,653	$2,554,424	$838,283	$1,112,056
Net realized gains/(losses) from investment, futures, and options transactions	35,313,759	(45,982,256)	23,396,567	(50,672,153)	85,072,555	(57,346,071)
Change in unrealized appreciation/depreciation on investments, futures, and options	42,602,680	36,537,188	78,833,357	56,727,110	50,509,757	51,648,805

Change in net assets resulting from operations	86,389,656	(3,415,592)	105,038,577	8,609,381	136,420,595	(4,585,210)

Distributions to Shareholders from:
Net investment income	(8,533,607)	(5,900,779)	(2,872,520)	(2,470,323)	(771,029)	(1,032,393)
Net realized gains from investment, futures, and options transactions	—	—	—	—	—	—

Change in net assets resulting from distributions	(8,533,607)	(5,900,779)	(2,872,520)	(2,470,323)	(771,029)	(1,032,393)

Shares of Beneficial Interest:
Proceeds from shares issued	140,035,405	204,946,835	146,289,258	241,212,202	140,198,435	146,772,343
Value of securities transferred in-kind	—	—	—	—	12,151,602	—
Proceeds from reinvestment of dividends	7,900,026	5,501,774	2,520,511	2,144,525	613,337	800,175
Cost of shares redeemed	(57,064,541)	(106,986,096)	(72,159,958)	(112,593,297)	(119,699,374)	(42,831,294)

Change in net assets from shares of beneficial interest transactions	90,870,890	103,462,513	76,649,811	130,763,430	33,264,000	104,741,224

Change in net assets	168,726,939	94,146,142	178,815,868	136,902,488	168,913,566	99,123,621
Net Assets:
Beginning of period	416,220,254	322,074,112	504,449,945	367,547,457	423,018,715	323,895,094

End of period	$584,947,193	$416,220,254	$683,265,813	$504,449,945	$591,932,281	$423,018,715

Undistributed Net Investment Income	166,578	226,968	98,900	162,767	176,762	109,508

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Statement of Changes in Net Assets (continued)

	International Equity Portfolio		Fixed Income Portfolio		Intermediate Term Municipal Bond Portfolio
	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003
Operations:
Net investment income	$10,664,071	$7,565,423	$7,052,288	$6,629,984	$13,135,019	$11,807,953
Net realized gains/(losses) from investment and foreign currency transactions	1,890,845	(40,635,365)	422,134	1,569,078	(33,705)	570,613
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	154,631,360	(6,125,079)	(5,767,434)	3,226,999	(10,995,618)	7,292,456

Change in net assets resulting from operations	167,186,276	(39,195,021)	1,706,988	11,426,061	2,105,696	19,671,022

Distributions to Shareholders from:
Net investment income	(10,339,030)	(7,111,792)	(7,765,505)	(7,051,821)	(13,030,762)	(11,748,666)
Net realized gains from investments and foreign currency transactions	—	—	—	(1,832,577)	—	—

Change in net assets resulting from distributions	(10,339,030)	(7,111,792)	(7,765,505)	(8,884,398)	(13,030,762)	(11,748,666)

Shares of Beneficial Interest:
Proceeds from shares issued	264,499,649	176,311,662	59,363,912	43,739,602	110,475,577	62,115,402
Value of securities transferred in-kind	—	—	12,160,024	—	—	—
Proceeds from reinvestment of dividends	9,366,529	6,381,167	7,090,583	8,513,495	11,052,561	9,903,053
Cost of shares redeemed	(139,020,178)	(64,018,107)	(22,386,950)	(34,331,337)	(31,439,137)	(60,257,664)

Change in net assets from shares of beneficial interest transactions	134,846,000	118,674,722	56,227,569	17,921,760	90,089,001	11,760,791

Change in net assets	291,693,246	72,367,909	50,169,052	20,463,423	79,163,935	19,683,147
Net Assets:
Beginning of period	540,557,719	468,189,810	147,171,581	126,708,158	273,714,987	254,031,840

End of period	$832,250,965	$540,557,719	$197,340,633	$147,171,581	$352,878,922	$273,714,987

Undistributed Net Investment Income	3,090,664	2,073,404	403	807	24,406	82,961

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Statement of Changes in Net Assets (continued)

	Fixed Income II Portfolio		High Yield Bond Portfolio
	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2004	Year Ended June 30, 2003
Operations:
Net investment income	$4,946,273	$8,682,116	$12,584,084	$13,625,871
Net realized gains/(losses) from investment, futures, options, and foreign currency transactions	(476,061)	3,177,476	4,316,953	(36,807,385)
Change in unrealized appreciation/depreciation on investments, futures, options and foreign currency transactions	(3,826,564)	3,334,569	(1,095,048)	51,821,861

Change in net assets resulting from operations	643,648	15,194,161	15,805,989	28,640,347

Distributions to Shareholders from:
Net investment income	(6,127,031)	(10,155,817)	(12,911,326)	(12,805,684)
Net realized gains from investment, futures, options, and foreign currency	(2,210,188)	(1,474,394)	—	—

Change in net assets resulting from distributions	(8,337,219)	(11,630,211)	(12,911,326)	(12,805,684)

Shares of Beneficial Interest:
Proceeds from shares issued	64,534,788	45,414,808	154,799,604	122,081,504
Proceeds from reinvestment of dividends	6,959,921	10,391,236	11,359,617	11,320,694
Cost of shares redeemed	(41,106,910)	(68,403,072)	(139,671,540)	(110,687,783)

Change in net assets from shares of beneficial interest transactions	30,387,799	(12,597,028)	26,487,681	22,714,415

Change in net assets	22,694,228	(9,033,078)	29,382,344	38,549,078
Net Assets:
Beginning of period	166,516,565	175,549,643	199,754,877	161,205,799

End of period	$189,210,793	$166,516,565	$229,137,221	$199,754,877

Undistributed (Distributions in excess of) Net Investment Income	(198,810)	35,074	1,627,107	1,217,487

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Notes to Financial Statements — June 30, 2004

1.    DESCRIPTION.    The Hirtle Callaghan Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-ended management series investment company. The Trust was organized as a Delaware business trust on December 15, 1994. The Trust currently offers eight separate investment portfolios: The Value Equity Portfolio (“Value Portfolio”), The Growth Equity Portfolio (“Growth Portfolio”), The Small Capitalization Equity Portfolio (“Small Cap Portfolio”), The International Equity Portfolio (“International Portfolio”), The Fixed Income Portfolio (“Fixed Income Portfolio”), The Intermediate Term Municipal Bond Portfolio (“Intermediate Municipal Portfolio”), The Fixed Income II Portfolio (“Fixed Income II Portfolio”), and The High Yield Bond Portfolio (“High Yield Portfolio”).

As is customary, the Trust’s organizational documents permit the Trust to indemnify its officers and trustees against certain liabilities under certain circumstances. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that also permit the indemnification of parties to the contract under certain circumstances. The Trust’s exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES.    The following is a summary of the significant accounting policies followed by the Portfolios:

A.    Portfolio Valuation.    The net asset value per share of the Portfolios is determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally at 4:00 p.m. Eastern time on days the NYSE is open. Each Portfolio’s net asset value per share is calculated by adding the value of all securities and other assets of the Portfolio, subtracting its liabilities and dividing the result by the number of its outstanding shares. In valuing the Portfolios’ assets for calculating net asset value, readily marketable equity securities listed on a national securities exchange or on NASDAQ are valued at the NASDAQ Official Closing Price on the business day that such value is being determined. Equity securities listed on a foreign exchange are valued at the last quoted sales price available before the time when such securities are to be valued, provided that where such securities are denominated in foreign currencies, such prices will be converted into U.S dollars at the bid price of such currencies against U.S. dollars last quoted by any major bank. If there have been no sales on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no market quotations can be obtained from a customary pricing source, the Fund shall attempt to obtain a minimum of two broker quotes for the security and the security will be valued at the mean between the highest and lowest ask price obtained. If no quotation is available from either a listed pricing source or two brokers, the security is valued by such method as the Trust’s Board of Trustees (“Board”) shall determine in good faith to reflect the security’s fair value. Fixed income securities will be valued by an approved independent pricing service based on their proprietary calculation models. All other assets of each portfolio are valued in such manner as the Board in good faith deems appropriate to reflect their fair value. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Pursuant to procedures adopted by the Board, any of the Portfolios may use a pricing service, bank, or broker-dealer experienced in such matters to value the Portfolio’s securities.

B.    Securities Transactions and Investment Income.    Portfolio security transactions are reflected no later than in the first calculation on the first business day following trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Dividend income is recognized on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on investments, where applicable, is accrued daily, as earned. Realized gains and losses from securities transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Realized gains and losses from paydown transactions on mortgage and asset backed securities are reclassified as investment income or loss for book accounting purposes.

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Notes to Financial Statements (continued) — June 30, 2004

C.    Dividend and Capital Gain Distributions to Shareholders.    The Fixed Income, Intermediate Municipal, and Fixed Income II Portfolios declare and distribute dividends from net investment income on a monthly basis. The Value, Growth, Small Cap and High Yield Portfolios declare and distribute dividends from net investment income on a quarterly basis. The International Portfolio declares and distributes dividends from net investment income on a semi-annual basis. Net realized capital gains, if any, are declared and distributed at least annually for each Portfolio.

D.    Repurchase Agreements.    Among the instruments that each of the Portfolios may use for temporary investment purposes are repurchase agreements. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase that security and the obligation of the Portfolio to resell that security at an agreed-upon price and time. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities. The creditworthiness of those banks and non-bank dealers with which the respective Portfolios may enter into repurchase agreements are monitored in accordance with guidelines adopted by the Board, as is the market value of the securities underlying any repurchase agreement to ensure that the repurchase obligation of the seller is collateralized by an amount at least equal to the repurchase price including accrued interest. All repurchase agreements are fully collateralized by U.S. Treasury and U.S. Government securities.

E.    TBA Purchase Commitments.    The Portfolio may enter into “TBA” (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under the “Portfolio Valuation” above.

F.    Allocation of Expenses.    Expenses directly attributable to a Portfolio are charged to that Portfolio. Other expenses are allocated proportionately among the Portfolios in relation to the net assets of each Portfolio or by another appropriate method.

G.    Commission Recapture.    Certain Portfolios participate in a commission recapture program. The Portfolios will utilize the recaptured commissions to pay for, in whole or in part, certain expenses of the Portfolios, excluding investment advisory fees. The expenses eligible to be paid will include, but will not be limited to, administration fees, audit fees, custodian fees, legal fees and printing expenses, as directed by the Trust.

For the year ended June 30, 2004, the following commissions have been recaptured:

Value Portfolio	$166,403
Growth Portfolio	102,264
Small Cap Portfolio	132,985
International Portfolio	263,324

H.    Foreign Exchange Transactions.    The books and records of the Portfolios are maintained in U.S. dollars. Non-U.S. dollar denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statement of Operations:

i) market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

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Notes to Financial Statements (continued) — June 30, 2004

Dividends and interest from non-U.S. sources received by a Portfolio are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and each Portfolio intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of a Portfolio’s total assets at the close of any taxable year consists of stock or securities of non-U.S. corporations, the Portfolio is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

I.    Use of Estimates.    Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Actual results could vary from those estimates.

3.    INVESTMENT ADVISORY, CONSULTING AND ADMINISTRATIVE CONTRACTS.    The Trust has entered into investment advisory contracts (“Portfolio Management Contracts”) on behalf of each of the Portfolios with one or more investment management organizations (each, a “Specialist Manager”). For the Portfolio(s) it serves, each Specialist Manager is responsible for providing a continuous program of investment management and for placing all orders for the purchase and sale of securities and other instruments on the Portfolio’s behalf. Each Specialist Manager earns a fee, accrued daily and paid either monthly or quarterly, based on average net assets of that portion of the portfolio managed.

For the year ended June 30, 2004, the Value Portfolio paid the following investment advisory fees:

Specialist Manager	Amount Earned	Fee
SSgA Funds Management, Inc..*	$67,789	0.04%
Institutional Capital Corporation	1,140,919	0.35%

	$1,208,708	0.24%

For the year ended June 30, 2004, the Growth Portfolio paid the following investment advisory fees:

Specialist Manager	Amount Earned	Fee
Jennison Associates LLC	$1,069,570	0.30%
SSgA Funds Management, Inc*	94,956	0.04%

	$1,164,526	0.20%

For the year ended June 30, 2004, the Small Cap Portfolio paid the following investment advisory fees:

Specialist Manager	Amount Earned	Fee
Frontier Capital Management Co	$914,824	0.45%
Geewax, Terker & Co	493,113	0.30%	(a)
Sterling Johnston Capital Management, Inc	11,262	0.01%	(b)

	$1,419,199	0.27%

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Notes to Financial Statements (continued) — June 30, 2004

For the year ended June 30, 2004, the International Portfolio paid the following investment advisory fees:

Specialist Manager	Amount Earned	Fee
Artisan Partners LP	$555,450	0.19%	(c)
Capital Guardian Trust Co	884,562	0.20%	(d)

	$1,440,012	0.20%

For the year ended June 30, 2004, the Fixed Income Portfolio paid the following investment advisory fees:

Specialist Manager	Amount Earned	Fee
Deutsche Asset Management	$381,433	0.225%	(e)

For the year ended June 30, 2004, the Intermediate Municipal Portfolio paid the following investment advisory fees:

Specialist Manager	Earned	Fee
Deutsche Asset Management	$225,392	0.26%	(f)
Schroder Investment Management North America, Inc	471,977	0.23%	(f)

	$697,369	0.23%

For the year ended June 30, 2004, the Fixed Income II Portfolio paid the following investment advisory fees:

Specialist Manager	Amount Earned	Fee
BlackRock Advisors, Inc.	$390,177	0.23%	(g)

For the year ended June 30, 2004, the High Yield Portfolio paid the following investment advisory fees:

Specialist Manager	Amount Earned	Fee
W.R. Huff Asset Management Co., LLC	$1,060,525	0.50%

*	SSgA Funds Management, Inc. is an affiliate of State Street Bank and Trust Company, the custodian to the Trust.

(a)	Geewax, Terker & Co. is currently voluntarily waiving a portion of its fees.

(b)	Under the Portfolio Management Contract between the Trust and Sterling Johnston Capital Management, Inc. (“Sterling Johnston”), as amended, Sterling Johnston is compensated under the terms of a fulcrum fee arrangement. Under this agreement, Sterling Johnston receives an asset-based fee calculated at an annual rate of 0.40% (or 40 basis points) of that portion of the Portfolio allocated to it. The amount of the fee payable by the Portfolio to Sterling Johnston is subject to adjustments upwards or downwards based on the investment results achieved by it. The amount shown reflects a decrease in the amount to which Sterling Johnston would have been entitled absent the fulcrum fee arrangement.

(c)

Under the Portfolio Management Contract between the Trust and Artisan Partners Limited Partnership (“Artisan”), as amended, Artisan is compensated under the terms of a fulcrum fee arrangement. Under this agreement, Artisan receives an asset-based fee calculated at an annual rate of 0.40% (or 40 basis points) of that portion of the Portfolio allocated to it. The amount of the fee payable by the Portfolio to Artisan is subject to

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Notes to Financial Statements (continued) — June 30, 2004

adjustments upwards or downwards based on the investment results achieved by it. The amount shown reflects a decrease in the amount to which Artisan would have been entitled absent the fulcrum fee arrangement.

(d)	Under the Portfolio Management Contract between the Trust and Capital Guardian Trust Company (“CapGuardian”), as amended, CapGuardian is compensated under the terms of a fulcrum fee arrangement. Under this agreement, CapGuardian receives an asset-based fee calculated at an annual rate of 0.40% (or 40 basis points) of that portion of the Portfolio allocated to it. The amount of the fee payable by the Portfolio to CapGuardian is subject to adjustments upwards or downwards based on the investment results achieved by it. The amount shown reflects a decrease in the amount to which CapGuardian would have been entitled absent the fulcrum fee arrangement.

(e)	Effective January 1, 2004, Deutsche Asset Management, Inc. receives an annual fee of 0.20% of average net assets of the Fixed Income Portfolio.

(f)	Pursuant to an agreement between the Trust and Schroder Investment Management North America, Inc. (“Schroder”), as amended, all assets in the Intermediate Municipal Portfolio previously managed by Deutsche Asset Management, Inc. were allocated by the Trust to Schroder effective October 27, 2003.

(g)	Tiered fee of 0.25% of the average daily net assets on the first $100 million, 0.20% of such assets between $100 million and $200 million, and 0.175% of such assets over $200 million.

Pursuant to a consulting agreement between the Trust and Hirtle Callaghan & Company, Inc. (“HCCI”), HCCI is paid a fee calculated and accrued daily and paid monthly at an annual rate of 0.05% of average net assets per Portfolio. HCCI makes its officers available to serve as officers and/or Trustees of the Trust, provides office space sufficient for the Trust’s principal office, and monitors the performance of various investment management organizations, including the Specialist Managers. HCCI does not have investment discretion with respect to Trust assets but is an investment adviser to the Trust for purposes of the 1940 Act.

BISYS Fund Services (“BISYS”) is responsible for providing the Portfolios with administrative, fund accounting, dividend and capital gains disbursing agent and transfer agency services. BISYS receives compensation for providing administration, fund accounting and transfer agency services at an all inclusive fee (“Omnibus Fee”) based on a percentage of each Portfolio’s average net assets. The Omnibus Fee is accrued daily and payable on a monthly basis.

4.    PURCHASE AND SALE TRANSACTIONS.    The aggregate amount of purchases and sales of investment securities, other than short-term securities, for the year ended June 30, 2004, were as follows:

Portfolio	Purchases	Sales
Value Portfolio	$473,082,645	$381,507,764
Growth Portfolio	357,429,547	284,585,429
Small Cap Portfolio	637,025,805	603,733,775
International Portfolio	436,936,502	302,394,493
Fixed Income Portfolio	411,324,886	359,550,017
Intermediate Municipal Portfolio	139,268,944	59,984,255
Fixed Income II Portfolio	1,050,376,842	964,375,458
High Yield Portfolio	191,040,968	177,729,136

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Notes to Financial Statements (continued) — June 30, 2004

5.    SHARES OF BENEFICIAL INTEREST.    The Trust is authorized to issue unlimited shares of beneficial interest with a par value of $0.001 each. Transactions in shares of the Portfolios for the year ended June 30, 2004, were as follows:

	Value Portfolio	Growth Portfolio	Small Cap Portfolio	International Portfolio
Beginning balance	35,676,291	58,387,141	39,144,889	71,302,255

Shares issued	10,652,709	14,814,693	10,698,871	30,067,056
Shares issued in exchange for securities transferred in-kind	—	—	1,024,587	—
Shares issued in reinvestment of dividends and distributions	603,035	253,758	46,999	1,011,431
Shares redeemed	(4,335,945)	(7,338,631)	(9,129,078)	(15,386,401)

Net increase in shares	6,919,799	7,729,820	2,641,379	15,692,086

Ending balance	42,596,090	66,116,961	41,786,268	86,994,341

	Fixed Income Portfolio	Intermediate Term Municipal Portfolio	Fixed Income II Portfolio	High Yield Portfolio
Beginning balance	14,182,002	26,441,269	16,078,705	26,760,945

Shares issued	5,850,395	10,877,049	6,424,142	20,748,792
Shares issued in exchange for securities transferred in-kind	1,189,826	—	—	—
Shares issued in reinvestment of dividends and distributions	697,246	1,087,185	691,362	1,496,509
Shares redeemed	(2,207,278)	(3,074,985)	(4,081,050)	(18,718,661)

Net increase/(decrease) in shares	5,530,189	8,889,249	3,034,454	3,526,640

Ending balance	19,712,191	35,330,518	19,113,159	30,287,585

6.    DERIVATIVE INSTRUMENTS.    Certain of the Portfolios may invest in various financial instruments including positions in forward currency contracts, mortgage dollar rolls, and financial futures contracts. A Portfolio enters into such contracts for the purpose of hedging exposure to changes in foreign currency exchange rates on its holdings.

Forward Currency Contracts — A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized appreciation or depreciation. When the forward is closed, the Portfolio records a realized gain or loss equal to the fluctuation in value during the period the forward was open. The Portfolio could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

Forwards may involve market or credit risk in excess of the amounts reflected on the Portfolio’s statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward contracts held at June 30, 2004 are recorded for financial reporting purposes as net unrealized gains or losses by the Portfolio.

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Notes to Financial Statements (continued) — June 30, 2004

Mortgage Dollar Rolls — The Fixed Income II Portfolio may enter into mortgage dollar rolls (principally using TBA’s) in which the Portfolios sell mortgage securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Portfolios account for such dollar rolls as purchases and sales and receive compensation as consideration for entering into the commitment to repurchase. A Portfolio must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that a Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

In a “fee” roll, the compensation is recorded as deferred income and amortized to income over the roll period. In a “drop” roll, the compensation is paid via a lower price for the security upon its repurchase. The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. A Portfolio engages in dollar rolls for the purpose of enhancing its yield, principally by earning a negotiated fee.

Financial Futures Contracts — Certain of the Portfolios may invest in financial futures contracts for the purpose of hedging their existing portfolio securities, or securities that they intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a Portfolio is required to pledge to the broker an amount of cash and/or other asset equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”‘ are made or received by a Portfolio each day, depending on the daily fluctuations in the fair market value of the underlying security. A Portfolio recognizes an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of an imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

7.    FEDERAL INCOME TAXES.    It is the policy of each Portfolio to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections, including Subchapter M, of the Internal Revenue Code (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

A.    Unrealized Appreciation/Depreciation

	Tax Cost of Securities	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Value Portfolio	522,705,647	70,845,683	(7,676,304)	63,169,379
Growth Portfolio	586,768,257	106,328,434	(10,065,695)	96,262,739
Small Cap Portfolio	481,238,058	132,038,911	(22,327,420)	109,711,491
International Portfolio	730,060,287	126,711,044	(28,035,528)	98,675,516
Fixed Income Portfolio	201,452,530	2,742,183	(1,859,822)	882,361
Intermediate Municipal Portfolio	359,603,442	7,889,490	(3,218,304)	4,671,186
Fixed Income II Portfolio	216,079,669	1,381,837	(1,693,154)	(311,317)
High Yield Portfolio	220,881,171	9,433,991	(4,932,505)	4,501,486

The differences between tax and book unrealized appreciation/depreciation are due primarily to wash sales, corporate actions, and differences between book and tax methods for accreting discounts and amortizing premiums.

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Notes to Financial Statements (continued) — June 30, 2004

B.    Distributions.

To the extent dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Certain Portfolios also utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

Dividends and distributions are recorded on the ex-dividend date. Distributions from net investment income and from net realized gains are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles. These “book/tax” differences are attributable primarily to:

1. tax deferral of losses on wash sales;

2. the realization for tax purposes of unrealized gains/losses on certain derivative instruments;

3. the realization for tax purposes of realized gains/losses on certain paydown transactions;

4. the difference between book and tax amortization methods for premium and market discount;

5. the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies; and

6. the return of capital adjustments from real estate investment trusts.

These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment. Temporary differences do not require reclassification.

As of June 30, 2004, the following reclassifications have been made to increase/(decrease) such accounts with offsetting adjustments made to paid-in-capital:

	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss) on Investments
International Portfolio	692,219	(692,219)
Fixed Income Portfolio	712,813	(712,813)
Intermediate Municipal Portfolio	(162,812)	162,812
Fixed Income II Portfolio	946,874	(946,874)
High Yield Portfolio	736,862	(736,862)

THE HIRTLE CALLAGHAN TRUST

Notes to Financial Statements (continued) — June 30, 2004

The tax characteristics of distributions paid during the fiscal years ended June 30, 2004 and 2003 were as follows:

	Distributions paid from:
2004	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
Value Portfolio	8,553,607	—	8,553,607	—	8,553,607
Growth Portfolio	2,872,520	—	2,872,520	—	2,872,520
Small Cap Portfolio	771,029	—	771,029	—	771,029
International Portfolio	10,339,030	—	10,339,030	—	10,339,030
Fixed Income Portfolio	7,516,783	—	7,516,783	—	7,516,783
Intermediate Municipal Portfolio	22,368	—	22,368	12,741,878	12,764,246
Fixed Income II Portfolio	8,352,842	—	8,352,842	—	8,352,842
High Yield Portfolio	12,911,326	—	12,911,326	—	12,911,326

2003
Value Portfolio	5,900,779	—	5,900,779	—	5,900,779
Growth Portfolio	2,470,322	—	2,470,322	—	2,470,322
Small Cap Portfolio	1,032,392	—	1,032,392	—	1,032,392
International Portfolio	7,111,792	—	7,111,792	—	7,111,792
Fixed Income Portfolio	7,449,693	1,405,805	8,855,498	—	8,855,498
Intermediate Municipal Portfolio	102,546	—	102,546	11,493,177	11,595,723
Fixed Income II Portfolio	10,940,564	961,494	11,902,058	—	11,902,058
High Yield Portfolio	12,805,683	—	12,805,683	—	12,805,683

*	Total distributions paid differ from the Statement of Changes in Net Assets because dividends for tax purposes are recognized when actually paid.

C.    Components of Accumulated Earnings

As of June 30, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income/ Tax Exempt Income	Undistributed Long Term Capital Gains/ (Losses)	Accumulated Earnings	Dividends Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)
Value Portfolio	166,578	—	166,578	—	(6,762,225)	63,169,379	56,573,732
Growth Portfolio	98,900	—	98,900	—	(124,635,295)	96,262,739	(28,273,656)
Small Cap Portfolio	176,762	17,036,260	17,213,022	—	—	109,711,491	126,924,513
International Portfolio	3,779,257	—	3,779,257	—	(95,412,744)	98,705,815	7,072,328
Fixed Income Portfolio	835,806	—	835,806	(835,403)	(1,024,253)	882,361	(141,489)
Intermediate Municipal Portfolio	1,326,123	—	1,326,123	(1,301,717)	(345,683)	4,671,186	4,349,909
Fixed Income II Portfolio	412,428	—	412,428	(588,647)	(1,783,542)	(309,786)	(2,269,547)
High Yield Portfolio	1,627,107	—	1,627,107	—	(36,379,188)	4,501,861	(30,250,220)

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Notes to Financial Statements (continued) — June 30, 2004

D.    Capital Loss Carryforwards

As of June 30, 2004, the following Portfolios had net capital loss carryforwards to offset future capital gains, if any, to the extent provided by the Code:

Portfolio	Amount	Expires
Value Portfolio	6,762,225	2011
Growth Portfolio	55,527,336	2010
Growth Portfolio	63,358,634	2011
Growth Portfolio	5,749,325	2012
International Portfolio	4,616,189	2009
International Portfolio	36,850,381	2010
International Portfolio	34,957,018	2011
International Portfolio	12,905,157	2012
Fixed Income Portfolio	1,024,253	2012
Intermediate Municipal Bond Portfolio	345,683	2009
Fixed Income II Portfolio	1,738,042	2012
High Yield Portfolio	111,567	2009
High Yield Portfolio	932,947	2010
High Yield Portfolio	19,709,838	2011
High Yield Portfolio	15,624,836	2012

To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders. During the fiscal year ended June 30, 2004, Value Portfolio utilized $16,044,367 Small Cap Portfolio utilized $50,780,517, and Intermediate Municipal Portfolio utilized $67,135 of net capital loss carryforwards.

E.    Post October Losses

For tax purposes, net capital losses incurred within a portfolio’s fiscal year after October 31 are deemed to arise on the first business day of the portfolio’s following fiscal year. For the year ended June 30, 2004, the following Portfolios deferred to July 1, 2004 post October capital losses and post October currency losses of:

	Capital Losses	Currency Losses
International Portfolio	5,731,123	352,876
Fixed Income II Portfolio	—	45,500

THE HIRTLE CALLAGHAN TRUST

Financial Highlights

For a share outstanding throughout each period

	Value Equity Portfolio
	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2001	Year Ended June 30, 2000
Net Asset Value, Beginning of Period	$11.67	$12.32	$13.99	$13.20	$14.85

Income from Investment Operations:
Net investment income	0.22	0.18	0.18	0.17	0.17
Net realized and unrealized gains/(losses) from investments and futures	2.06	(0.65)	(1.63)	1.06	(0.92)

Total from investment operations	2.28	(0.47)	(1.45)	1.23	(0.75)

Distributions to Shareholders from:
Net investment income	(0.22)	(0.18)	(0.18)	(0.17)	(0.17)
Net realized gains on investments and futures	—	—	(0.04)	(0.27)	(0.73)

Total distributions to shareholders	(0.22)	(0.18)	(0.22)	(0.44)	(0.90)

Net Asset Value, End of Period	$13.73	$11.67	$12.32	$13.99	$13.20

Total Return	19.64%	(3.66%)	(10.42%)	9.43%	(5.14)%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$584,947	$416,220	$322,074	$281,192	$241,803
Ratio of expenses to average net assets including expenses paid indirectly	0.43%	0.42%	0.42%	0.53%	0.55%
Ratio of expenses to average net assets excluding expenses paid indirectly	0.39%	0.37%	0.42%	0.53%	0.55%
Ratio of net investment income to average net assets excluding expenses paid indirectly	1.70%	1.78%	1.42%	1.24%	1.29%
Portfolio turnover rate	79.13%	71.03%	66.24%	138.97%	128.72%

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Financial Highlights

For a share outstanding throughout each period

	Growth Equity Portfolio
	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2001	Year Ended June 30, 2000
Net Asset Value, Beginning of Period	$8.64	$8.78	$11.81	$20.63	$17.96

Income from Investment Operations:
Net investment income	0.05	0.05	0.04	0.04	0.08
Net realized and unrealized gains/(losses) on investments, options, and futures	1.69	(0.14)	(3.03)	(6.66)	4.69

Total from investment operations	1.74	(0.09)	(2.99)	(6.62)	4.77

Distributions to Shareholders from:
Net investment income	(0.05)	(0.05)	(0.04)	(0.04)	(0.08)
Net realized gains from investments, options and futures	—	—	—	(2.16)	(2.02)

Total distributions to shareholders	(0.05)	(0.05)	(0.04)	(2.20)	(2.10)

Net Asset Value, End of Period	$10.33	$8.64	$8.78	$11.81	$20.63

Total Return	20.12%	(1.01%)	(25.37%)	(33.03%)	27.71%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$683,266	$504,450	$367,547	$327,097	$361,607
Ratio of expenses to average net assets including expenses paid indirectly	0.38%	0.39%	0.40%	0.43%	0.52%
Ratio of expenses to average net assets excluding expenses paid indirectly	0.36%	0.38%	0.40%	0.43%	0.52%
Ratio of net investment income to average net assets excluding expenses paid indirectly	0.47%	0.63%	0.40%	0.25%	0.47%
Portfolio turnover rate	49.19%	51.06%	58.55%	95.66%	94.37%

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Financial Highlights

For a share outstanding throughout each period

	Small Capitalization Equity Portfolio
	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2001	Year Ended June 30, 2000
Net Asset Value, Beginning of Period	$10.81	$11.42	$12.96	$15.29	$12.33

Income from Investment Operations:
Net investment income	0.02	0.03	0.01	0.03	0.02
Net realized and unrealized gains/(losses) on investments	3.36	(0.61)	(1.54)	(0.79)	2.96

Total from investment operations	3.38	(0.58)	(1.53)	(0.76)	2.98

Distributions to Shareholders from:
Net investment income	(0.02)	(0.03)	(0.01)	(0.03)	(0.02)
Net realized gains from investments	—	—	—	(1.54)	—

Total distributions to shareholders	(0.02)	(0.03)	(0.01)	(1.57)	(0.02)

Net Asset Value, End of Period	$14.17	$10.81	$11.42	$12.96	$15.29

Total Return	31.28%	(4.98%)	(11.88%)	(3.67%)	24.21%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$591,932	$423,019	$323,895	$311,949	$279,784
Ratio of expenses to average net assets including expenses paid indirectly and expenses waived	0.45%	0.49%	0.60%	0.63%	0.60%
Ratio of expenses to average net assets excluding expenses paid indirectly and expenses waived	0.39%	0.44%	0.60%	0.63%	0.60%
Ratio of net investment income to average net assets excluding expenses paid indirectly and expenses waived	0.16%	0.33%	0.10%	0.22%	0.18%
Portfolio turnover rate	117.51%	122.08%	144.98%	134.43%	111.52%

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Financial Highlights

For a share outstanding throughout each period

	International Equity Portfolio
	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2001	Year Ended June 30, 2000
Net Asset Value, Beginning of Period	$7.58	$8.50	$9.27	$15.34	$12.85

Income from Investment Operations:
Net investment income	0.12	0.14	0.09	0.10	0.12
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	1.99	(0.96)	(0.75)	(3.71)	2.82

Total from investment operations	2.11	(0.82)	(0.66)	(3.61)	2.94

Distributions to Shareholders from:
Net investment income	(0.12)	(0.10)	(0.11)	(0.08)	(0.07)
Net realized gains from investments and foreign currency transactions	—	—	—	(2.38)	(0.38)

Total distributions to shareholders	(0.12)	(0.10)	(0.11)	(2.46)	(0.45)

Net Asset Value, End of Period	$9.57	$7.58	$8.50	$9.27	$15.34

Total Return	27.76%	(9.55%)	(7.05%)	(24.87%)	23.14%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$832,251	$540,558	$475,352	$368,213	$383,572
Ratio of expenses to average net assets including expenses paid indirectly	0.44%	0.72%	0.64%	0.66%	0.65%
Ratio of expenses to average net assets excluding expenses paid indirectly	0.40%	0.70%	0.64%	0.66%	0.65%
Ratio of net investment income to average net assets excluding expenses paid indirectly	1.46%	1.67%	1.10%	1.02%	0.98%
Portfolio turnover rate	46.37%	31.74%	40.22%	80.80%	144.41%

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Financial Highlights

For a share outstanding throughout each period

	Fixed Income Portfolio
	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2001	Year Ended June 30, 2000
Net Asset Value, Beginning of Period	$10.38	$10.19	$9.91	$9.44	$9.64

Income from Investment Operations:
Net investment income	0.42	0.53	0.60	0.64	0.62
Net realized and unrealized gains/(losses) on investments	(0.33)	0.33	0.30	0.47	(0.20)

Total from investment operations	0.09	0.86	0.90	1.11	0.42

Distributions to Shareholders from:
Net investment income	(0.46)	(0.53)	(0.60)	(0.64)	(0.62)
Net realized gains from investments	—	(0.14)	(0.02)	—	—

Total distributions to shareholders	(0.46)	(0.67)	(0.62)	(0.64)	(0.62)

Net Asset Value, End of Period	$10.01	$10.38	$10.19	$9.91	$9.44

Total Return	0.88%	8.86%	9.11%	12.02%	4.49%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$197,341	$147,172	$126,708	$128,137	$130,508
Ratio of expenses to average net assets excluding fee waivers/reimbursements	0.39%	0.44%	0.44%	0.47%*	0.46%
Ratio of expenses to average net assets	0.39%	0.44%	0.44%	0.46%	0.46%
Ratio of net investment income to average net assets	4.15%	4.85%	5.80%	6.52%	6.52%
Portfolio turnover rate	216.92%	181.20%	118.94%	130.52%	147.65%

*	During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Financial Highlights

For a share outstanding throughout each period

	Intermediate Term Municipal Bond Portfolio
	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2001	Year Ended June 30, 2000
Net Asset Value, Beginning of Period	$10.35	$10.04	$9.89	$9.56	$9.79

Income from Investment Operations:
Net investment income	0.44	0.45	0.47	0.48	0.46
Net realized and unrealized gains/(losses) on investments	(0.36)	0.31	0.13	0.33	(0.23)

Total from investment operations	0.08	0.76	0.60	0.81	0.23

Distributions to Shareholders from:
Net investment income	(0.44)	(0.45)	(0.45)	(0.48)	(0.46)
Net realized gains from investments	—	—	—	—	—

Total distributions to shareholders	(0.44)	(0.45)	(0.45)	(0.48)	(0.46)

Net Asset Value, End of Period	$9.99	$10.35	$10.04	$9.89	$9.56

Total Return	0.78%	7.70%	6.16%	8.61%	2.45%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$352,879	$273,715	$254,032	$202,019	$199,566
Ratio of expenses to average net assets excluding fee waivers	0.40%	0.43%	0.44%	0.47%*	0.46%
Ratio of expenses to average net assets	0.40%	0.43%	0.44%	0.46%	0.46%
Ratio of net investment income to average net assets	4.40%	4.40%	4.74%	4.87%	4.84%
Portfolio turnover rate	20.53%	18.41%	27.82%	31.02%	51.34%

*	During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Financial Highlights

For a share outstanding throughout each period

	Fixed Income II Portfolio
	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2002	Period Ended June 30, 2001(a)
Net Asset Value, Beginning of Period	$10.36	$10.17	$10.33	$10.00

Income from Investment Operations:
Net investment income	0.30	0.56	0.65	0.54
Net realized and unrealized gains/(losses) on investments, options, futures, and foreign currency transactions	(0.26)	0.28	0.13	0.33

Total from investment operations	0.04	0.84	0.78	0.87

Distributions to Shareholders from:
Net investment income	(0.36)	(0.57)	(0.69)	(0.54)
Net realized gains from investments, options, futures, and foreign currency transactions	(0.14)	(0.08)	(0.25)	—

Total distributions to shareholders	(0.50)	(0.65)	(0.94)	(0.54)

Net Asset Value, End of Period	$9.90	$10.36	$10.17	$10.33

Total Return	0.46%	8.57%	7.74%	8.83	%(b)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$189,211	$166,517	$175,449	$183,351
Ratio of expenses to average net assets	0.39%	0.45%	0.47%	0.51	%(c)
Ratio of net investment income to average net assets	2.90%	4.69%	6.21%	6.87	%(c)
Portfolio turnover rate	652.03%	453.38%	475.78%	342.57%

(a)	For the period September 26, 2000 (commencement of operations) through June 30, 2001.
(b)	Not annualized.
(c)	Annualized.

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST

Financial Highlights

For a share outstanding throughout each period

	High Yield Bond Portfolio
	Year Ended June 30, 2004	Year Ended June 30, 2003	Year Ended June 30, 2002	Period Ended June 30, 2001(a)
Net Asset Value, Beginning of Period	$7.46	$6.90	$8.34	$10.00

Income from Investment Operations:
Net investment income	0.46	0.49	0.71	0.80
Net realized and unrealized gains/(losses) on investments, futures and foreign currency transactions	0.12	0.57	(1.46)	(1.69)

Total from investment operations	0.58	1.06	(0.75)	(0.89)

Distributions to Shareholders from:
Net investment income	(0.47)	(0.50)	(0.69)	(0.77)
Net realized gain from investments, futures, and foreign currency transactions	—	—	—	—

Total distributions to shareholders	(0.47)	(0.50)	(0.69)	(0.77)

Net Asset Value, End of Period	$7.57	$7.46	$6.90	$8.34

Total Return	7.94%	16.08%	(9.35%)	(9.13	%)(b)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$229,137	$199,755	$161,206	$137,248
Ratio of expenses to average net assets excluding fee waivers/reimbursements	0.67%	0.61%	0.57%	0.62	%(c)*
Ratio of expenses to average net assets	0.67%	0.61%	0.57%	0.61	%(c)
Ratio of net investment income to average net assets	5.93%	7.73%	9.47%	11.80	%(c)
Portfolio turnover rate	93.45%	60.95%	51.06%	33.23%

*	During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.
(a)	For the period September 26, 2000 (commencement of operations) through June 30, 2001.
(b)	Not annualized.
(c)	Annualized.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of the

Hirtle Callaghan Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Value Equity Portfolio, The Growth Equity Portfolio, The Small Capitalization Equity Portfolio, The International Equity Portfolio, The Fixed Income Portfolio, The Intermediate Term Municipal Bond Portfolio, The Fixed Income II Portfolio and The High Yield Bond Portfolio (eight portfolios constituting The Hirtle Callaghan Trust) at June 30, 2004, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of The Hirtle Callaghan Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Columbus, Ohio

August 25, 2004

THE HIRTLE CALLAGHAN TRUST

Supplemental Information (Unaudited) — June 30, 2004

1.     SECURITY PROXY VOTING.    A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities and, as of August 31, 2004, information regarding how the Portfolios voted proxies related to portfolio securities during the year ended June 30, 2004, is available without charge, upon request, by calling 800-242-9596 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

2.     QUARTERLY PORTFOLIO HOLDINGS.    A copy of the Trust’s quarterly portfolio holdings for the quarter ending September 30, 2004 will be available without charge on the Securities and Exchange Commission’s website at http://www.sec.gov.

3.     ADDITIONAL FEDERAL INCOME TAX INFORMATION

A.    Dividends Received Deduction

For corporate shareholders the following percentage of the total ordinary income distributions paid during the fiscal year ended June 30, 2004 qualify for the corporate dividend received deduction for the following Portfolios:

Portfolio	Percentage
Value Portfolio	100%
Growth Portfolio	100%
Small Cap Portfolio	100%
High Yield Portfolio	0.24%

B.    Foreign Tax Pass Through Credit

The International Portfolio intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The pass through of the credit will only affect those persons who are shareholders of the Portfolio on a dividend record date in calendar year 2004. These shareholders will receive more detailed information along with their 2004 Form 1099-DIV. Foreign source income and foreign tax expense per outstanding share on June 30, 2004 are as follows:

	Foreign Source Income	Foreign Tax Expense
International Portfolio	$0.16	$0.02

C.    Qualified Dividends

For the fiscal year ended June 30, 2004, the following dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Dividends Paid
Value Portfolio	8,533,606
Growth Portfolio	2,872,519
Small Cap Portfolio	771,028
International Portfolio	12,176,404
Fixed Income Portfolio	—
Intermediate Municipal Portfolio	—
Fixed Income II Portfolio	—
High Yield Portfolio	28,383

The Portfolios intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2004 Form 1099-DIV.

THE HIRTLE CALLAGHAN TRUST

Supplemental Information (Unaudited) (continued) — June 30, 2004

4.     SHAREHOLDER VOTE

On February 2, 2004, a Special Meeting of the Shareholders of the Hirtle Callaghan Intermediate Term Municipal Bond Portfolio was held for the purpose of approving of the engagement of Schroder Investment North America Inc. (“Schroders”) to provide portfolio management services to the Portfolio pursuant to a portfolio management agreement between the Trust and Schroders. The engagement was approved by the following vote:

Votes			% of Shares Present Voted For	% of Shares Outstanding Voted For
For	Against	Abstained
27,435,110	—	—	100.0%	97.1%

Trustees and Executive Officers of The Hirtle Callaghan Trust

Interested Trustees and Executive Officers.    The table below sets forth certain information about each of the Trust’s Interested Trustees, as well as its executive officers.

Name, Address, and Age	Position(s) Held with Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee**
Donald E. Callaghan* Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 58	Chairman and President	Indefinite; Since: 7/20/95	For more than the past five years, Mr. Callaghan has been a Principal of Hirtle Callaghan.	8	Keystone Properties Trust

Jonathan J. Hirtle* Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 51	Trustee	Indefinite; Since: 7/20/95	For more than the past five years, Mr. Hirtle has been a Principal of Hirtle Callaghan.	8	None

Robert J. Zion Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 42	Vice President & Treasurer	Indefinite; Since: 7/20/95	Mr. Zion is a Principal of Hirtle Callaghan, and has been employed by that firm for more than the last five years.	8	Not Applicable

Ryan M. Louvar 100 Summer Street, 15th Floor, Boston, MA 02110 Age: 32	Secretary	Indefinite; Since: 3/9/04	Counsel, Legal Services of BISYS Fund Services (since 2000); Attorney, Hill, Farrer & Burrill LLP (1999-2000).	8	Not Applicable

*	Messrs. Callaghan and Hirtle may each be deemed to be an “interested person,” as defined by the 1940 Act, because of their employment with Hirtle, Callaghan & Co., Inc., the overall investment adviser to the Trust.
**	The information in this column relates only to directorships in companies required to file certain reports with the SEC under various federal securities laws.

THE HIRTLE CALLAGHAN TRUST

Supplemental Information (Unaudited) (continued) — June 30, 2004

Trustees and Executive Officers of The Hirtle Callaghan Trust (continued)

Independent Trustees.    The following table sets forth certain information about the Trust’s Independent Trustees.

Name, Address, and Age	Position(s) Held with Trust and Age	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee**
Ross H. Goodman Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 56	Trustee	Indefinite; Since: 7/20/95	For more than the past five years, Mr. Goodman has been President and Owner of American Industrial Management & Sales, Northeast, Inc. or its predecessors (manufacturing representative).	8	None
Jarrett Burt Kling Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 61	Trustee	Indefinite; Since: 7/20/95	For more than the past five years, Mr. Kling has been associated with CRA Real Estate Securities, L.P., a registered investment adviser and indirect, wholly owned subsidiary of ING Group.	8	ING Clarion Real Estate Fund
R. Richard Williams Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 59	Trustee	Indefinite; Since: 7/15/99	Since early 2000, Mr. Williams has been owner of Seaboard Advisors (consulting services). Prior to that time, Mr. Williams served as the Chief Executive Officer and President of Valquip Corporation (flow control distribution).	8	None
Richard W. Wortham, III Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 66	Trustee	Indefinite; Since: 7/20/95	For more than the past five years, Mr. Wortham has been President of Video Rental of Pennsylvania, Inc. and its parent, Houston VMC, Inc.	8	None

**	The information in this column relates only to directorships in companies required to file certain reports with the SEC under various federal securities laws.

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and officers. To obtain a copy of the SAI, without charge, call (800) 242-9596.

THE HIRTLE CALLAGHAN TRUST

Trustees

DONALD E. CALLAGHAN*

JONATHAN J. HIRTLE*

ROSS H. GOODMAN

JARRETT B. KLING

RICHARD W. WORTHAM III

R. RICHARD WILLIAMS

* “Interested	Person” as that term is defined in the Investment Company Act of 1940.

Sponsor	Counsel
Hirtle Callaghan & Co., Inc.	Drinker Biddle & Reath LLP
Five Tower Bridge	One Logan Square—18th & Cherry Streets
300 Barr Harbor Drive, Suite 500	Philadelphia, Pennsylvania 19103-6996
West Conshohocken, Pennsylvania 19428

Administrator and Distributor	Independent Registered Public Accounting Firm
BISYS Fund Services	PricewaterhouseCoopers LLP
3435 Stelzer Road	100 East Broad Street
Columbus, Ohio 43219	Suite 2100
Columbus, Ohio 43215

Custodian
State Street Bank and Trust Company
Two World Financial Center
225 Liberty Street
New York, New York 10281

This report is for the information of the shareholders of The Hirtle Callaghan Trust. Its use in connection with any offering of the Trust’s shares is authorized only in case of a concurrent or prior delivery of the Trust’s current prospectus.

8/04

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

As of the end of the period to which this report relates, the Registrant had not separately adopted a code of ethics applicable only to officers listed above as, in the view of the Registrant’s management, the Registrant’s existing compliance framework is adequately designed to ensure that such persons would adhere to standards consistent with their fiduciary duties to the Registrant. In connection with its overall review of the Registrant’s compliance framework and in anticipation of the effective date of Rule 38a-1 under the Investment Company Act of 1940, however, the Board of Trustees will consider the adoption of a separate code of ethics that will expressly identify the ethical duties and compliance responsibilities of such officers during the Registrant’s first fiscal quarter of 2005.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

Item 3. Audit Committee Financial Expert.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-

2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) The registrant’s board of trustees has determined that the registrant has one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Harvey Magarick, who is “independent” for purposes of this Item 3 of Form N-CSR. Mr. Magarick was appointed to the board effective July 1, 2004 and was determined to be an audit committee financial expert on August 26, 2004.

3(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees

For the fiscal years ended June 30, 2004, and June 30, 2003, audit fees for the Trust totaled $123,850 and $150,320, respectively, including fees associated with the annual audit and filings of the Trust’s Form N-1A.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees

For the fiscal years ended June 30, 2004, and June 30, 2003, audit-related fees for the Trust totaled $0 and $0, respectively.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees

For the fiscal year ended June 30, 2004, tax fees for the Trust totaled $17,553, which included tax return preparation and review for the June 30, 2003 tax year and the 2003 calendar year. For the fiscal year ended June 30, 2003, tax fees for the Trust totaled $17,360, which included tax return preparation and review for the June 30, 2002 tax year and the 2002 calendar year.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

All Other Fees

For the fiscal years ended June 30, 2004, and June 30, 2003, all other fees for the Trust totaled $0 and $0, respectively.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Not applicable – the audit committee does not currently have such procedures.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Not applicable – the audit committee does not currently have such procedures.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

2004 – 0%

2003 – 0%

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable – the audit committee does not currently have such procedures.

Item 5. Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.
(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

Item 6. Schedule of Investments.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

Item 10. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                             The Hirtle Callaghan Trust

By (Signature and Title)*  /s/ Donald E. Callaghan, Principal Executive Officer

Date                 9/8/04

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Donald E. Callaghan, Principal Executive Officer

Date             9/8/04

By (Signature and Title)*  /s/ Robert J. Zion, Principal Financial Officer

Date             9/8/04

* Print the name and title of each signing officer under his or her signature.